UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 12 of its series:

Allspring Diversified Capital Builder Fund, Allspring Diversified Income Builder Fund, Allspring Index Asset Allocation Fund, Allspring International Bond Fund, Allspring Income Plus Fund, Allspring Global Investment Grade Credit Fund, Allspring C&B Mid Cap Value Fund, Allspring Common Stock Fund, Allspring Discovery SMID Cap Growth Fund, Allspring Discovery Mid Cap Growth Fund, Allspring Opportunity Fund, and Allspring Special Mid Cap Value Fund.

Date of reporting period:    September 30, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
September 30, 2022
Allspring International Bond Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring International Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring International Bond Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring International Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring International Bond Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring International Bond Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments (UK) Limited
Portfolio managers	Michael Lee, Henrietta Pacquement, CFA®‡†, Alex Perrin, Lauren van Biljon, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESIYX)	9-30-2003	-32.89	-6.58	-3.82	-29.73	-5.71	-3.38	1.22	1.03
Class C (ESIVX)	9-30-2003	-31.17	-6.31	-3.91	-30.17	-6.31	-3.91	1.97	1.78
Class R6 (ESIRX)[3]	11-30-2012	–	–	–	-29.42	-5.33	-3.00	0.84	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	-29.56	-5.53	-3.20	1.16	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	-29.48	-5.40	-3.06	0.89	0.70
Bloomberg Global Aggregate ex-USD Index[4]	–	–	–	–	-24.77	-4.03	-2.39	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.03% for Class A, 1.78% for Class C, 0.65% for Class R6, 0.85% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Ms. Pacquement became a portfolio manager of the Fund on February 22, 2022.

6  |  Allspring International Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Global Aggregate ex-USD Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring International Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg Global Aggregate ex-USD Index, for the 12-month period that ended September 30, 2022.
■	The reporting period was characterized by a relentless rise in global bond yields and material strength in the U.S. dollar. Both factors were a material drag on the Fund’s absolute performance. The underweight to Japanese government bonds was a significant detractor versus the benchmark, along with exposure to Russia and duration in the U.K., Italy, Australia, and Poland. There was also a cost to the currency hedges in place.
■	There were positives from select positioning within country, currency, and sector and good performance from commodity-linked currencies such as the Norwegian krone and Australian dollar and from the tilt toward the U.S. dollar and away from the euro. Underweights to investment-grade corporate debt and the securitized sector added value. The underweight to core European bonds and the overweight to South African bonds were also positives.
An inflation shock for the ages.
The past 12 months saw a rout on global markets, with resurgent inflation and geopolitical risk proving a toxic mix. Russia’s invasion of Ukraine added to the strain by sending commodity prices soaring. Price pressure rose to levels not seen for decades and prompted a wave of monetary policy tightening across both developed and emerging markets. Inflation has consistently surprised on the upside this year, despite aggressive rate hike cycles from central banks, taking the focus off downside risks to growth. The result is materially higher bond yields and a U.S. dollar that has significantly outperformed almost every other currency over the reporting period. Both trends have been to the detriment of Fund returns.
Ten largest holdings (%) as of September 30, 2022[1]
China Government Bond, 3.03%, 3-11-2026	5.90
China Government Bond, 3.02%, 5-27-2031	5.79
Canada, 1.90%, 3-15-2031	4.80
Italy Buoni Poliennali del Tesoro, 0.95%, 6-1-2032	4.65
Network Rail Infrastructure Finance plc, 4.75%, 11-29-2035	4.04
Italy Buoni Poliennali del Tesoro, 0.60%, 8-1-2031	3.76
Spain Bonos y Obligaciones del Estado, 1.25%, 10-31-2030	3.67
Czech Republic Bond, 1.75%, 6-23-2032	3.19
United Kingdom Gilt Bond, 0.88%, 7-31-2033	2.95
Norway, 2.13%, 5-18-2032	2.85
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Higher bond yields and a strong U.S. dollar ate into returns.
The Fund’s bias over the reporting period was to reduce exposure to ultra-low-yielding Japan and to look instead to the sovereign bond markets of Australia, Canada, Italy, and Eastern Europe (Czechia and Poland). At period-end, exposure to core European bond markets remained below that of the benchmark but the size of the underweight was reduced. Exposure to emerging market bonds was reduced along with the position in Danish mortgage-backed securities. Active currency risk on the Fund has been kept low, with exposure to commodity-linked and emerging market currencies reduced over the reporting period. A modest overweight to the U.S. dollar was taken on at the expense of the U.K. pound and euro.
The underweight to core European bond markets (particularly Germany and France) was a positive. Additional gains came from exposure to the bond markets of South Africa and Norway. At the currency level, positions in commodity-linked currencies, including the Australian dollar, Brazilian real, and New Zealand dollar, added value. Additionally, the overweight to the U.S. dollar and underweights to the euro and U.K. pound contributed to performance. The underweight to the 15-year area of the curve added value; duration (away from Japan) did not perform well this year.
Portfolio allocation as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

8  |  Allspring International Bond Fund

Performance highlights (unaudited)
The largest detractor from performance over the reporting period was the underweight to Japanese government bonds. Japan outperformed by standing still, with the Bank of Japan succeeding in its efforts at yield-curve control. Duration positioning was also a material source of underperformance, with exposure to longer-dated government bonds in the U.K., Italy, Poland, and Australia all weighing on performance. Exposure to Russia was a detractor over the reporting period, although the size of the impact was much reduced from initial levels. A foray into inflation-linked bonds in the U.K. and Canada was not a success, and these positions weighed on overall Fund performance.
Effective maturity distribution as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Looking for a top in the global monetary policy cycle.
The last year was a painful one for global markets, with the size and speed of the reset in asset prices leaving investors reeling. A myopic focus on inflation by central banks has left little room for worries about growth or wider financial conditions—this does raise the risk of a policy mistake. Global growth is expected to slow into 2023. Inflation is peaking but it's a messy peak, and the market is scaling back expectations of the degree of relief 2023 will bring (particularly in Europe and the U.K.). Still, even a gradual peak in price pressures should allow central banks to take the foot off the rate-hike accelerator. And, in turn, an end to the rapid rate hikes of recent quarters should allow bond yields to stabilize. Look for increased divergence in sovereign bond markets, allowing investors to take a more nuanced view. Sovereign bonds are offering more attractive yields than they have for decades but it’s come at a stiff price. We’re unlikely to see a swift end to the volatility that has marked this year.

Allspring International Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 793.75	$4.63	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22	1.03%
Class C
Actual	$1,000.00	$ 791.67	$7.99	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.00	1.78%
Class R6
Actual	$1,000.00	$ 795.94	$2.93	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%
Administrator Class
Actual	$1,000.00	$ 795.06	$3.82	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Institutional Class
Actual	$1,000.00	$ 795.11	$3.15	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring International Bond Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date		Principal	Value
Corporate bonds and notes: 4.53%
United States: 4.53%
American Tower Corporation (Real estate, Equity REITs)	3.80%	8-15-2029		$200,000	$ 175,444
Amgen Incorporated (Health care, Biotechnology)	3.00	2-22-2029		250,000	218,626
Anthem Incorporated (Health care, Health care providers & services)	2.55	3-15-2031		200,000	161,251
Bank of America Corporation (3 Month LIBOR +1.21%) (Financials, Banks) ±	3.97	2-7-2030		300,000	267,042
Berry Global Incorporated (Materials, Containers & packaging)	1.00	1-15-2025		275,000	244,584
BP Capital Markets America Incorporated (Energy, Oil, gas & consumable fuels)	1.75	8-10-2030		200,000	155,450
Broadcom Incorporated (Information technology, Semiconductors & semiconductor equipment) 144A	4.15	4-15-2032		150,000	125,452
Citigroup Incorporated (Financials, Banks)	3.20	10-21-2026		150,000	137,410
General Motors Financial Company Incorporated (Financials, Consumer finance)	3.10	1-12-2032		250,000	188,558
IQVIA Incorporated (Health care, Health care providers & services)	2.88	6-15-2028		225,000	179,165
Lowe's Companies Incorporated (Consumer discretionary, Specialty retail)	3.75	4-1-2032		250,000	216,251
Magallanes Incorporated (Communication services, Media) 144A	4.28	3-15-2032		200,000	164,537
Motorola Solutions Incorporated (Information technology, Communications equipment)	2.75	5-24-2031		200,000	152,639
T Mobile USA Incorporated (Communication services, Media)	3.88	4-15-2030		300,000	266,105
T Mobile USA Incorporated (Communication services, Media)	5.20	1-15-2033		125,000	119,551
Target Corporation (Consumer discretionary, Multiline retail)	4.50	9-15-2032		250,000	238,394
Thermo Fisher Scientific Incorporated (Health care, Life sciences tools & services)	1.13	10-18-2033		350,000	260,206
Verizon Communications Incorporated (Communication services, Diversified telecommunication services)	2.36	3-15-2032		175,000	134,195
Walmart Incorporated (Consumer staples, Food & staples retailing)	4.15	9-9-2032		200,000	191,579
Total Corporate bonds and notes (Cost $4,378,321)					3,596,439
Foreign corporate bonds and notes: 7.94%
Belgium: 0.33%
Anheuser-Busch InBev SA (Consumer staples, Beverages)	2.88	4-2-2032	EUR	300,000	266,031
France: 0.41%
Altice France SA (Communication services, Diversified telecommunication services)	4.13	1-15-2029	EUR	200,000	148,968
SPCM SA (Materials, Chemicals)	2.00	2-1-2026	EUR	200,000	175,492
					324,460
The accompanying notes are an integral part of these financial statements.

Allspring International Bond Fund  |  11

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date		Principal	Value
Germany: 0.23%
Rebecca Bidco (Consumer discretionary, Diversified consumer services)	5.75%	7-15-2025	EUR	200,000	$ 179,128
Ireland: 0.11%
Smurfit Kappa Treasury Company (Materials, Paper & forest products)	1.50	9-15-2027	EUR	100,000	86,047
Italy: 0.24%
Gamma Bidco SpA (Industrials, Electrical equipment)	6.25	7-15-2025	EUR	100,000	89,620
Lottomatica SpA (Consumer discretionary, Hotels, restaurants & leisure) 144A	9.75	9-30-2027	EUR	100,000	97,991
					187,611
Luxembourg: 0.31%
ContourGlobal Power Holdings SA (Utilities, Electric utilities)	2.75	1-1-2026	EUR	200,000	159,190
PLT VII Finance (Financials, Diversified financial services)	4.63	1-5-2026	EUR	100,000	87,592
					246,782
Netherlands: 0.69%
American Medical Systems Europe BV (Health care, Health care providers & services)	1.63	3-8-2031	EUR	300,000	243,842
United Group BV (Communication services, Media)	3.13	2-15-2026	EUR	225,000	166,832
VZ Vendor Financing BV (Financials, Diversified financial services)	2.88	1-15-2029	EUR	100,000	69,595
Ziggo Bond Company BV (Communication services, Media)	3.38	2-28-2030	EUR	100,000	67,701
					547,970
Sweden: 0.36%
Verisure Holding AB (Industrials, Commercial services & supplies)	3.25	2-15-2027	EUR	150,000	119,198
Verisure Holding AB (Industrials, Commercial services & supplies)	3.88	7-15-2026	EUR	200,000	168,236
					287,434
United Kingdom: 5.26%
AA Bond Company Limited (Consumer discretionary, Diversified consumer services)	6.50	1-31-2026	GBP	125,000	117,238
BCP Modular V Services Holding (Industrials, Lease Revenue)	4.75	11-30-2028	EUR	100,000	78,404
Galaxy Bidco Limited (Financials, Insurance)	6.50	7-31-2026	GBP	200,000	181,998
INEOS Finance plc (Financials, Diversified financial services)	3.38	3-31-2026	EUR	200,000	166,945
INEOS Quattro Finance 2 plc (Financials, Diversified financial services)	2.50	1-15-2026	EUR	100,000	80,392
Network Rail Infrastructure Finance plc (Industrials, Transportation infrastructure)	4.75	11-29-2035	GBP	2,900,000	3,205,019
Pinewood Finance Company Limited (Financials, Diversified financial services)	3.25	9-30-2025	GBP	100,000	95,465
The accompanying notes are an integral part of these financial statements.

12  |  Allspring International Bond Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date		Principal	Value
United Kingdom: 5.26% (continued)
Playtech plc (Consumer discretionary, Hotels, restaurants & leisure)	3.75%	10-12-2023	EUR	175,000	$ 166,895
Virgin Media Secured Finance plc (Communication services, Media)	4.25	1-15-2030	GBP	100,000	81,451
					4,173,807
Total Foreign corporate bonds and notes (Cost $9,763,686)					6,299,270
Foreign government bonds: 84.66%
Australian Government Bond	1.75	11-21-2032	AUD	2,725,000	1,430,979
Australian Government Bond	2.75	11-21-2028	AUD	3,550,000	2,147,492
Brazil	10.00	1-1-2023	BRL	1,000,000	183,546
Brazil	10.00	1-1-2025	BRL	2,400,000	431,708
Brazil	10.00	1-1-2029	BRL	1,700,000	289,842
Bundesrepublik Deutschland Bond ¤	0.00	8-15-2029	EUR	1,975,000	1,690,289
Bundesrepublik Deutschland Bond	1.00	5-15-2038	EUR	1,900,000	1,556,904
Bundesschatzanweisungen German Bond	0.20	6-14-2024	EUR	455,000	434,855
Canada	1.50	12-1-2031	CAD	1,040,000	652,926
Canada 144A	1.90	3-15-2031	CAD	6,000,000	3,809,751
Canada	2.00	6-1-2032	CAD	1,700,000	1,111,661
Canada	2.00	12-1-2051	CAD	700,000	399,335
China Government Bond	3.02	5-27-2031	CNY	32,150,000	4,597,533
China Government Bond	3.03	3-11-2026	CNY	32,500,000	4,684,675
Colombia	6.00	4-28-2028	COP	1,435,000,000	231,798
Czech Republic Bond	0.25	2-10-2027	CZK	4,000,000	127,003
Czech Republic Bond	1.75	6-23-2032	CZK	87,500,000	2,527,728
France	0.50	5-25-2029	EUR	1,750,000	1,519,273
France	1.25	5-25-2038	EUR	1,750,000	1,339,038
France	2.00	11-25-2032	EUR	825,000	756,617
Hungary	1.50	4-22-2026	HUF	865,000,000	1,443,999
Hungary	1.50	8-26-2026	HUF	54,000,000	88,157
Hungary	2.25	4-20-2033	HUF	150,000,000	182,018
Indonesia	6.38	4-15-2032	IDR	19,800,000,000	1,208,778
Indonesia	6.50	6-15-2025	IDR	7,300,000,000	474,832
Italy Buoni Poliennali del Tesoro 144A	0.60	8-1-2031	EUR	4,175,000	2,984,277
Italy Buoni Poliennali del Tesoro	0.95	6-1-2032	EUR	5,150,000	3,693,018
Italy Buoni Poliennali del Tesoro 144A	1.50	4-30-2045	EUR	1,000,000	577,208
Korea Treasury Bond	1.88	6-10-2029	KRW	900,000,000	546,724
Korea Treasury Bond	2.38	12-10-2031	KRW	1,290,000,000	786,422
Malaysia Government Bond	3.88	3-14-2025	MYR	1,500,000	324,206
Malaysia Government Bond	3.90	11-30-2026	MYR	1,100,000	235,994
Mexico	5.75	3-5-2026	MXN	7,400,000	322,430
Mexico	8.00	11-7-2047	MXN	6,000,000	251,217
Mexico	8.50	5-31-2029	MXN	33,015,000	1,544,088
New South Wales	1.50	2-20-2032	AUD	1,580,000	778,627
New South Wales	3.00	5-20-2027	AUD	1,640,000	1,000,350
New Zealand Government Bond	1.50	5-15-2031	NZD	2,100,000	942,563
New Zealand Government Bond	3.50	4-14-2033	NZD	2,100,000	1,090,258
Norway 144A	2.13	5-18-2032	NOK	27,250,000	2,263,138
Poland	0.25	10-25-2026	PLN	775,000	116,995
Poland	1.25	10-25-2030	PLN	12,775,000	1,639,109
Poland	1.75	4-25-2032	PLN	5,200,000	665,303
Poland	2.50	1-25-2023	PLN	1,000,000	198,773
Poland	2.75	10-25-2029	PLN	425,000	64,039
The accompanying notes are an integral part of these financial statements.

Allspring International Bond Fund  |  13

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date		Principal	Value
Foreign government bonds: 84.66% (continued)
Queensland Treasury Corporation 144A	1.50%	8-20-2032	AUD	3,650,000	$ 1,781,257
Republic of Peru	6.35	8-12-2028	PEN	600,000	136,928
Republic of South Africa	8.75	2-28-2048	ZAR	24,135,000	1,004,069
Republic of South Africa	10.50	12-21-2026	ZAR	7,900,000	449,645
Romania	3.25	6-24-2026	RON	650,000	107,121
Romania	3.65	9-24-2031	RON	4,700,000	645,267
Romania	4.85	4-22-2026	RON	3,800,000	666,970
Romania	5.00	2-12-2029	RON	4,175,000	679,691
Russia (Acquired 3-13-2020, cost $270,927) †>	6.50	2-28-2024	RUB	20,000,000	104,651
Russia (Acquired 9-23-2020, cost $3,718,709) †>	4.50	7-16-2025	RUB	296,800,000	1,553,023
Spain Bonos y Obligaciones del Estado ¤	0.00	1-31-2026	EUR	975,000	882,027
Spain Bonos y Obligaciones del Estado 144A	1.25	10-31-2030	EUR	3,395,000	2,908,806
United Kingdom Gilt Bond	0.88	7-31-2033	GBP	2,950,000	2,341,249
United Kingdom Gilt Bond	1.25	7-31-2051	GBP	925,000	576,111
Total Foreign government bonds (Cost $87,984,257)					67,182,291
Yankee corporate bonds and notes: 0.24%
France: 0.24%
Electricite de France SA (Utilities, Electric utilities)	4.50	9-21-2028		$200,000	186,749
Total Yankee corporate bonds and notes (Cost $197,211)					186,749

		Yield	Shares
Short-term investments: 1.05%
Investment companies: 1.05%
Allspring Government Money Market Fund Select Class ♠∞		2.75	831,989	831,989
Total Short-term investments (Cost $831,989)				831,989
Total investments in securities (Cost $103,155,464)	98.42%			78,096,738
Other assets and liabilities, net	1.58			1,254,520
Total net assets	100.00%			$79,351,258

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
†	Non-income-earning security
>	Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $1,657,674 (original aggregate cost of $3,989,636), representing 2.09% of its net assets as of period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

14  |  Allspring International Bond Fund

Portfolio of investments—September 30, 2022

Abbreviations:
AUD	Australian dollar
BRL	Brazilian real
CAD	Canadian dollar
CNY	China yuan
COP	Colombian peso
CZK	Czech Republic koruna
EUR	Euro
GBP	Great British pound
HUF	Hungarian forint
IDR	Indonesian rupiah
KRW	Republic of Korea won
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
MYR	Malaysian ringgit
NOK	Norwegian krone
NZD	New Zealand dollar
PEN	Peruvian sol
PLN	Polish zloty
REIT	Real estate investment trust
RON	Romanian lei
RUB	Russian ruble
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,463,638	$36,108,214	$(36,739,863)	$0	$0	$831,989	831,989	$4,467
The accompanying notes are an integral part of these financial statements.

Allspring International Bond Fund  |  15

Portfolio of investments—September 30, 2022

Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
5,816,095 USD	8,550,000 AUD	State Street Bank & Trust Company	12-6-2022	$ 342,114	$ 0
2,355,017 USD	2,350,000 EUR	State Street Bank & Trust Company	10-7-2022	51,430	0
4,591,323 USD	3,825,000 GBP	State Street Bank & Trust Company	10-11-2022	319,881	0
150,000 GBP	176,808 USD	State Street Bank & Trust Company	10-11-2022	0	(9,300)
71,012 USD	28,000,000 HUF	State Street Bank & Trust Company	11-9-2022	6,826	0
1,648,491 USD	650,000,000 HUF	State Street Bank & Trust Company	11-9-2022	158,467	0
1,298,045 USD	19,250,000,000 IDR	State Street Bank & Trust Company	11-21-2022	35,859	0
2,560,000,000 JPY	18,832,503 USD	State Street Bank & Trust Company	11-30-2022	0	(1,042,184)
696,047 USD	100,000,000 JPY	State Street Bank & Trust Company	11-30-2022	1,113	0
216,656 USD	4,380,000 MXN	State Street Bank & Trust Company	11-23-2022	1,158	0
1,320,710 USD	26,700,000 MXN	State Street Bank & Trust Company	11-23-2022	7,060	0
2,365,906 USD	3,085,000 CAD	State Street Bank & Trust Company	12-12-2022	132,190	0
400,000 MYR	89,206 USD	State Street Bank & Trust Company	12-7-2022	0	(2,749)
2,502,487 USD	24,650,000 NOK	State Street Bank & Trust Company	12-13-2022	235,093	0
2,277,079 USD	3,750,000 NZD	State Street Bank & Trust Company	12-6-2022	177,714	0
2,387,735 USD	11,650,000 PLN	State Street Bank & Trust Company	11-25-2022	56,582	0
23,400,000 THB	654,454 USD	State Street Bank & Trust Company	11-30-2022	0	(32,038)
1,180,000 TRY	58,201 USD	State Street Bank & Trust Company	10-27-2022	3,370	0
2,083,798 USD	35,500,000 ZAR	State Street Bank & Trust Company	10-28-2022	126,735	0
299,363 USD	5,100,000 ZAR	State Street Bank & Trust Company	10-28-2022	18,207	0
13,800,000 ZAR	804,671 USD	State Street Bank & Trust Company	10-28-2022	0	(43,897)
8,350,000 ZAR	487,037 USD	State Street Bank & Trust Company	10-28-2022	0	(26,713)
17,500,000 CNY	2,504,401 USD	State Street Bank & Trust Company	11-21-2022	0	(32,523)
762,724 USD	5,500,000 CNY	State Street Bank & Trust Company	11-21-2022	0	(14,152)
2,206,734 USD	55,250,000 CZK	State Street Bank & Trust Company	11-23-2022	16,265	0
109,837 USD	2,750,000 CZK	State Street Bank & Trust Company	11-23-2022	810	0
12,100,000 EUR	12,560,913 USD	State Street Bank & Trust Company	10-7-2022	0	(699,891)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring International Bond Fund

Portfolio of investments—September 30, 2022

Forward foreign currency contracts (continued)
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
3,561,997 USD	3,475,000 EUR	State Street Bank & Trust Company	10-7-2022	$ 155,629	$ 0
1,512,168 USD	1,500,000 EUR	State Street Bank & Trust Company	10-7-2022	41,793	0
				$1,888,296	$(1,903,447)
The accompanying notes are an integral part of these financial statements.

Allspring International Bond Fund  |  17

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $102,323,475)	$ 77,264,749
Investments in affiliated securities, at value (cost $831,989)	831,989
Foreign currency, at value (cost $229,310)	225,262
Unrealized gains on forward foreign currency contracts	1,888,296
Receivable for interest	859,268
Receivable for Fund shares sold	192,278
Prepaid expenses and other assets	99,656
Total assets	81,361,498
Liabilities
Unrealized losses on forward foreign currency contracts	1,903,447
Payable for Fund shares redeemed	83,671
Management fee payable	15,991
Administration fees payable	6,532
Trustees’ fees and expenses payable	498
Distribution fee payable	101
Total liabilities	2,010,240
Total net assets	$ 79,351,258
Net assets consist of
Paid-in capital	$124,728,559
Total distributable loss	(45,377,301)
Total net assets	$ 79,351,258
Computation of net asset value and offering price per share
Net assets – Class A	$ 4,635,369
Shares outstanding – Class A1	608,088
Net asset value per share – Class A	$7.62
Maximum offering price per share – Class A2	$7.98
Net assets – Class C	$ 147,867
Shares outstanding – Class C1	20,493
Net asset value per share – Class C	$7.22
Net assets – Class R6	$ 1,393,336
Shares outstanding – Class R6[1]	177,767
Net asset value per share – Class R6	$7.84
Net assets – Administrator Class	$ 26,158,959
Shares outstanding – Administrator Class[1]	3,389,325
Net asset value per share – Administrator Class	$7.72
Net assets – Institutional Class	$ 47,015,727
Shares outstanding – Institutional Class[1]	6,025,689
Net asset value per share – Institutional Class	$7.80
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring International Bond Fund

Statement of operations—year ended September 30, 2022

Investment income
Interest (net of foreign withholding taxes of $15,063)	$ 3,123,058
Income from affiliated securities	4,467
Total investment income	3,127,525
Expenses
Management fee	700,499
Administration fees
Class A	10,576
Class C	357
Class R6	741
Administrator Class	34,283
Institutional Class	58,531
Shareholder servicing fees
Class A	16,389
Class C	554
Administrator Class	85,706
Distribution fee
Class C	1,663
Custody and accounting fees	46,816
Professional fees	65,251
Registration fees	82,978
Shareholder report expenses	44,063
Trustees’ fees and expenses	21,952
Other fees and expenses	23,447
Total expenses	1,193,806
Less: Fee waivers and/or expense reimbursements
Fund-level	(257,822)
Class A	(73)
Administrator Class	(44,324)
Net expenses	891,587
Net investment income	2,235,938
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(15,714,524)
Forward foreign currency contracts	(3,591,060)
Net realized losses on investments	(19,305,584)
Net change in unrealized gains (losses) on
Unaffiliated securities	(21,273,064)
Forward foreign currency contracts	206,786
Net change in unrealized gains (losses) on investments	(21,066,278)
Net realized and unrealized gains (losses) on investments	(40,371,862)
Net decrease in net assets resulting from operations	$(38,135,924)
The accompanying notes are an integral part of these financial statements.

Allspring International Bond Fund  |  19

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment income		$ 2,235,938		$ 1,647,142
Net realized gains (losses) on investments		(19,305,584)		1,935,771
Net change in unrealized gains (losses) on investments		(21,066,278)		(6,007,801)
Net decrease in net assets resulting from operations		(38,135,924)		(2,424,888)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(10,524)		(63,228)
Class R6		(9,965)		(37,383)
Administrator Class		(67,210)		(249,475)
Institutional Class		(245,781)		(768,614)
Tax basis return of capital
Class A		0		(12,789)
Class R6		0		(5,780)
Administrator Class		0		(54,442)
Institutional Class		0		(190,437)
Total distributions to shareholders		(333,480)		(1,382,148)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	32,938	316,163	114,005	1,290,909
Class C	372	3,552	2,291	24,570
Class R6	87,313	957,617	468	5,399
Administrator Class	574,161	5,502,525	824,508	9,449,557
Institutional Class	2,126,667	21,193,712	4,402,502	50,976,013
		27,973,569		61,746,448
Reinvestment of distributions
Class A	930	9,909	6,553	72,767
Class R6	300	3,281	1,278	14,677
Administrator Class	4,433	47,744	18,773	210,813
Institutional Class	21,939	238,697	82,329	935,208
		299,631		1,233,465
Payment for shares redeemed
Class A	(391,949)	(4,060,241)	(168,968)	(1,906,557)
Class C	(5,908)	(48,948)	(42,961)	(456,314)
Class R6	(149,383)	(1,428,129)	(292,184)	(3,364,244)
Administrator Class	(768,586)	(7,225,233)	(323,132)	(3,696,482)
Institutional Class	(4,414,997)	(42,373,569)	(1,255,497)	(14,512,169)
		(55,136,120)		(23,935,766)
Net increase (decrease) in net assets resulting from capital share transactions		(26,862,920)		39,044,147
Total increase (decrease) in net assets		(65,332,324)		35,237,111
Net assets
Beginning of period		144,683,582		109,446,471
End of period		$ 79,351,258		$144,683,582
The accompanying notes are an integral part of these financial statements.

20  |  Allspring International Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.86	$11.08	$10.45	$9.69	$10.31
Net investment income	0.16 [1]	0.10 [1]	0.18 [1]	0.32 [1]	0.27 [1]
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00
Net realized and unrealized gains (losses) on investments	(3.38)	(0.24)	0.45	0.44	(0.89)
Total from investment operations	(3.22)	(0.14)	0.63	0.76	(0.62)
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	0.00	0.00	0.00
Tax basis return of capital	0.00	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.02)	(0.08)	0.00	0.00	0.00
Net asset value, end of period	$7.62	$10.86	$11.08	$10.45	$9.69
Total return[3]	(29.73)%	(1.30)%	6.03% [4]	7.84%	(6.01)%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.22%	1.50%	1.30%	1.08%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	1.65%	0.90%	1.68%	3.21%	2.75%
Supplemental data
Portfolio turnover rate	92%	77%	158%	129%	99%
Net assets, end of period (000s omitted)	$4,635	$10,492	$11,237	$12,329	$44,519

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.

Allspring International Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.34	$10.56	$9.98	$9.32	$10.00
Net investment income	0.08 [1]	0.02 [1]	0.09 [1]	0.24 [1]	0.19 [1]
Payment from affiliate	0.00	0.00	0.06	0.00	0.00
Net realized and unrealized gains (losses) on investments	(3.20)	(0.24)	0.43	0.42	(0.87)
Total from investment operations	(3.12)	(0.22)	0.58	0.66	(0.68)
Net asset value, end of period	$7.22	$10.34	$10.56	$9.98	$9.32
Total return[2]	(30.17)%	(2.08)%	5.81% [3]	7.08%	(6.80)%
Ratios to average net assets (annualized)
Gross expenses	2.00%	1.98%	2.25%	2.04%	1.83%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	0.91%	0.16%	0.94%	2.51%	2.00%
Supplemental data
Portfolio turnover rate	92%	77%	158%	129%	99%
Net assets, end of period (000s omitted)	$148	$269	$704	$1,027	$2,652

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.58% impact on the total return.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring International Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.14	$11.36	$10.68	$9.86	$10.45
Net investment income	0.20 [1]	0.15 [1]	0.23 [1]	0.37 [1]	0.31 [1]
Net realized and unrealized gains (losses) on investments	(3.47)	(0.25)	0.45	0.45	(0.90)
Total from investment operations	(3.27)	(0.10)	0.68	0.82	(0.59)
Distributions to shareholders from
Net investment income	(0.03)	(0.11)	0.00	0.00	0.00
Tax basis return of capital	0.00	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.03)	(0.12)	0.00	0.00	0.00
Net asset value, end of period	$7.84	$11.14	$11.36	$10.68	$9.86
Total return	(29.42)%	(0.89)%	6.37%	8.32%	(5.65)%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.85%	1.13%	0.90%	0.72%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	2.03%	1.27%	2.08%	3.68%	3.18%
Supplemental data
Portfolio turnover rate	92%	77%	158%	129%	99%
Net assets, end of period (000s omitted)	$1,393	$2,668	$6,020	$8,979	$49,749

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring International Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.98	$11.19	$10.53	$9.75	$10.36
Net investment income	0.18 [1]	0.12 [1]	0.20 [1]	0.34 [1]	0.29 [1]
Net realized and unrealized gains (losses) on investments	(3.42)	(0.24)	0.46	0.44	(0.90)
Total from investment operations	(3.24)	(0.12)	0.66	0.78	(0.61)
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	0.00	0.00	0.00
Tax basis return of capital	0.00	(0.02)	0.00	0.00	0.00
Total distributions to shareholders	(0.02)	(0.09)	0.00	0.00	0.00
Net asset value, end of period	$7.72	$10.98	$11.19	$10.53	$9.75
Total return	(29.56)%	(1.11)%	6.27%	8.00%	(5.89)%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.16%	1.44%	1.24%	1.01%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.86%	1.09%	1.87%	3.37%	2.93%
Supplemental data
Portfolio turnover rate	92%	77%	158%	129%	99%
Net assets, end of period (000s omitted)	$26,159	$39,296	$34,221	$18,213	$27,911

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring International Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.09	$11.31	$10.64	$9.83	$10.43
Net investment income	0.19 [1]	0.14 [1]	0.22 [1]	0.37 [1]	0.31 [1]
Net realized and unrealized gains (losses) on investments	(3.45)	(0.24)	0.45	0.44	(0.91)
Total from investment operations	(3.26)	(0.10)	0.67	0.81	(0.60)
Distributions to shareholders from
Net investment income	(0.03)	(0.09)	0.00	0.00	0.00
Tax basis return of capital	0.00	(0.03)	0.00	0.00	0.00
Total distributions to shareholders	(0.03)	(0.12)	0.00	0.00	0.00
Net asset value, end of period	$7.80	$11.09	$11.31	$10.64	$9.83
Total return	(29.48)%	(0.93)%	6.30%	8.24%	(5.75)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.89%	1.17%	0.95%	0.74%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.96%	1.23%	2.04%	3.61%	3.06%
Supplemental data
Portfolio turnover rate	92%	77%	158%	129%	99%
Net assets, end of period (000s omitted)	$47,016	$91,959	$57,264	$77,727	$245,633

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring International Bond Fund  |  25

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring International Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

26  |  Allspring International Bond Fund

Notes to financial statements
resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $105,193,958 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 1,033
Gross unrealized losses	(27,113,404)
Net unrealized losses	$(27,112,371)
As of September 30, 2022, the Fund had capital loss carryforwards which consisted of $6,089,338 in short-term capital losses and $4,425,206 in long-term capital losses.
As of September 30, 2022, the Fund had a qualified late-year ordinary loss of $7,671,337 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common

Allspring International Bond Fund  |  27

Notes to financial statements
fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$ 0	$ 3,596,439	$0	$ 3,596,439
Foreign corporate bonds and notes	0	6,299,270	0	6,299,270
Foreign government bonds	0	67,182,291	0	67,182,291
Yankee corporate bonds and notes	0	186,749	0	186,749
Short-term investments
Investment companies	831,989	0	0	831,989
	831,989	77,264,749	0	78,096,738
Forward foreign currency contracts	0	1,888,296	0	1,888,296
Total assets	$831,989	$79,153,045	$0	$79,985,034
Liabilities
Forward foreign currency contracts	$ 0	$ 1,903,447	$0	$ 1,903,447
Total liabilities	$ 0	$ 1,903,447	$0	$ 1,903,447
Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

28  |  Allspring International Bond Fund

Notes to financial statements
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.575
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments (UK) Limited, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:

Allspring International Bond Fund  |  29

Notes to financial statements
Expense ratio caps
Class A	1.03%
Class C	1.78
Class R6	0.65
Administrator Class	0.85
Institutional Class	0.70
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $181 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,248,615	$103,625,403	$2,180,956	$130,568,044
6. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2022, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $57,694,847 in forward foreign currency contracts to buy and $47,434,263 in forward foreign currency contracts to sell during the year ended September 30, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities

30  |  Allspring International Bond Fund

Notes to financial statements
in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street Bank & Trust Company	$1,888,296	$(1,888,296)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
State Street Bank & Trust Company	$1,903,447	$(1,888,296)	$0	$15,151
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$333,480	$1,118,700
Tax basis return of capital	0	263,448
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Late-year ordinary losses deferred	Capital loss carryforward
$(27,181,827)	$(7,671,337)	$(10,514,544)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring International Bond Fund  |  31

Notes to financial statements
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Allspring International Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring International Bond Fund (formerly, Wells Fargo International Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring International Bond Fund  |  33

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended September 30, 2022, $108,081 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Allspring International Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring International Bond Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Allspring International Bond Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring International Bond Fund  |  37

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Allspring International Bond Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00333 11-22
A235/AR235 09-22

Annual Report
September 30, 2022
Allspring Income Plus Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Income Plus Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Income Plus Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Income Plus Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Income Plus Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Income Plus Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Kauffman, CFA®‡, Janet Rilling, CFA®‡, Michael Schueller, CFA®‡, Michal Stanczyk, Noah Wise, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WSIAX)	1-31-2013	-15.29	0.38	1.01	-11.77	1.20	1.44	1.09	0.92
Class C (WSICX)	1-31-2013	-13.38	0.61	0.89	-12.38	0.61	0.89	1.84	1.67
Administrator Class (WSIDX)	1-31-2013	–	–	–	-11.77	1.33	1.56	1.03	0.77
Institutional Class (WSINX)	1-31-2013	–	–	–	-11.53	1.51	1.75	0.76	0.62
Bloomberg U.S. Aggregate Bond Index[3]	–	–	–	–	-14.60	-0.27	0.97 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Income Plus Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares since inception with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Income Plus Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed the Bloomberg U.S. Aggregate Bond Index for the 12-month period that ended September 30, 2022.
■	The Fund’s shorter-duration posture compared with the index contributed to performance as rates increased over the period.
■	The Fund’s allocations to out-of-benchmark “plus” sectors detracted from performance, though individual sector exposures produced mixed results. Out-of-benchmark sector allocations, especially to European credit and emerging market debt, detracted from performance while allocations to U.S. high-yield bonds and floating-rate loans contributed.
■	An overweight to U.S. investment-grade corporate bonds and an underweight to U.S. Treasuries detracted from performance. An underweight to U.S. securitized bonds contributed to performance, with overweights to asset-backed securities and commercial mortgage-backed securities and an underweight to mortgage-backed passthrough securities contributing.
A year of mounting pressures.
The U.S. economy slowed significantly over the past 12 months and entered a technical recession as economic output contracted at a -1.6% and -0.9% rate in the first and second quarters of 2022, respectively. While worrying at the headline, nominal economic growth was robust as consumers and businesses remained healthy, primarily due to the lasting tailwinds brought about by the historic amount of fiscal and monetary stimulus in response to the pandemic. Unemployment circled back to its pre-COVID-19 cycle low of 3.5% and the labor market recovered all of the lost jobs from the pandemic. With the U.S. labor force participation rate sitting below pre-COVID-19 levels, the labor market was uncomfortably tight, which put significant upward pressure on wages.
Ten largest holdings (%) as of September 30, 2022[1]
U.S. Treasury Note, 2.75%, 5-15-2025	4.24
U.S. Treasury Note, 2.75%, 8-15-2032	3.96
U.S. Treasury Note, 1.75%, 1-31-2023	3.76
U.S. Treasury Note, 2.75%, 4-30-2027	3.45
U.S. Treasury Note, 2.50%, 5-31-2024	3.04
U.S. Treasury Bond, 2.25%, 2-15-2052	1.37
VanEck Vectors JPMorgan Emerging Markets Local Currency Bond ETF	1.33
U.S. Treasury Note, 3.13%, 8-31-2027	1.17
Goldman Sachs Mortgage Security Trust Series 2018-LUAU Class B, 4.22%, 11-15-2032	0.97
Germany, 1.70%, 8-15-2032	0.95
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The pandemic gradually shifted into the endemic phase, but consumer sentiment plummeted as elevated geopolitical tensions, persistently high inflation, and the possibility of a forthcoming recession weighed heavily on the hearts and minds of consumers. Consumption was strong despite this record-low sentiment, supported by still-large excess savings. However, the consumption outlook is becoming increasingly negative as the savings rate and real disposable income have consistently dropped while revolving credit use has steadily increased.
Price pressures rapidly accelerated and broadened, which prompted the Federal Reserve (Fed) to embark on a historically brisk pace of monetary tightening. The Fed increased the federal funds rate a total of 225 basis points (bps: 100 bps equal 1.00%) and reached its stated terminal pace of quantitative tightening of $95 billion per month. Interest-rate-sensitive sectors, such as housing and manufacturing, rapidly deteriorated as a result. The stronger dollar, elevated geopolitical uncertainty, and the Russia-Ukraine war entering a new stage increased uncertainty in global markets, which contributed to elevated global market volatility. Meanwhile, global growth estimates were revised down while global inflation forecasts were revised up, signaling greater fears of a period of global stagflation. Elevated market volatility is expected to persist as well as the continuation of rapid monetary tightening from global central banks.
Portfolio composition as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

8  |  Allspring Income Plus Fund

Performance highlights (unaudited)
The Fund increased and subsequently decreased its overall allocation to out-of-benchmark “plus” sectors as the period progressed while increasing allocations to U.S. Treasuries and agencies.
We gradually replenished the Fund’s stockpile of dry powder in the form of government securities and will use it to take advantage of opportunities in other sectors when they present themselves. We increased and subsequently reduced our U.S. investment-grade credit holdings as cyclical risks and technical headwinds have diminished relative value in the sector, ending the period at the same level we entered. Broadly, an overweight to corporates and an underweight to U.S. Treasury debt detracted. Within U.S. securitized bonds, the Fund remains underweight agency mortgage-backed securities while finding better value in a diversified subset of asset-backed securities, collateralized loan obligations, and non-agency mortgages. The underweight allocation to U.S. securitized credit contributed to performance.
Credit quality as of September 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Our allocation to out-of-benchmark “plus” sectors produced mixed results. We recently decreased our allocation to U.S. high-yield bonds and loans due to stretched valuations and slowing growth expectations. European investment-grade and high-yield credit remain under significant pressure due to geopolitical risks and the ongoing energy crisis. Valuations are at extremely low levels, but we believe we are approaching the time when most of the bad news is priced in. Within emerging markets, we increased our allocation to Latin American local-currency government bonds that benefited from attractive valuations, higher commodity prices, and prudent monetary policy. Those same Latin American market currencies, including Brazil and Chile, provided some opportunities. The Fund made its first purchase in high-quality global government bonds since 2019. The combination of relatively attractive yields, excellent liquidity, and extremely high quality against the backdrop of a volatile, late-cycle economic environment created an opportunity to start building a position.
Effective maturity distribution as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have begrudgingly accepted the reality that the Fed likely has more work to do in order to tame inflation and that rates will stay in restrictive territory for longer. We see this acceptance as healthy, if overdue, and we feel that rates markets have now priced in a more realistic set of assumptions. This allows us to become more comfortable looking for opportunities to add to duration from the neutral posture we have held for much of 2022. We do not expect an immediate recession in the U.S. in 2022, but we believe that growth trends and credit conditions will continue to weaken, pressuring spreads wider as inflation and the Fed’s efforts to combat it remain a substantial challenge for the economy. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.

Allspring Income Plus Fund  |  9

Consolidated fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 918.27	$4.33	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Class C
Actual	$1,000.00	$ 915.33	$7.83	1.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.24	1.63%
Administrator Class
Actual	$1,000.00	$ 919.15	$3.61	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Institutional Class
Actual	$1,000.00	$ 919.64	$2.89	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%
1 Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 8.00%
ACM Auto Trust Series 2022-1A Class C 144A	5.48%	4-20-2029	$775,000	$ 762,467
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	221,691	209,819
Aqua Finance Trust Series 2021-A Class A 144A	1.54	7-17-2046	565,285	511,839
Brean Asset-Backed Securities Trust 2021-RM2 Class A 144A±±	1.75	10-25-2061	879,858	764,674
Cajun Global LLC Series 2021-1 Class A2 144A	3.93	11-20-2051	988,750	840,603
Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	1,056,463	983,916
CommonBond Student Loan Trust Series 2018-CGS Class C 144A	4.35	2-25-2046	74,393	70,639
CPS Auto Receivables Trust 2021-A Class D 144A	1.16	12-15-2026	1,320,000	1,249,684
DRB Prime Student Loan Trust Series 2017-C Class C 144A	3.29	11-25-2042	295,202	289,251
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	340,375	301,216
Dryden Senior Loan Fund Series 2017-50A Class C (3 Month LIBOR +2.25%) 144A±	4.76	7-15-2030	1,000,000	940,560
Mission Lane Master Trust Series 2021 Class A 144A	1.59	9-15-2026	1,000,000	964,380
Pagaya AI Debt Selection Trust Series 2021-3 Class B 144A	1.74	5-15-2029	999,946	915,178
SMB Private Education Loan Trust Series 2015-C Class C 144A	4.50	9-17-2046	290,000	267,378
SoFi Consumer Loan Program Trust Series 2018-4 Class D 144A	4.76	11-26-2027	217,810	217,597
SoFi Professional Loan Program LLC Series 2017-E Class B 144A	3.49	11-26-2040	300,000	285,219
Taco Bell Funding LLC Series 2016-1A Class A23 144A	4.97	5-25-2046	1,421,250	1,368,145
Taco Bell Funding LLC Series 2021 Class A2 144A	1.95	8-25-2051	784,075	654,972
United Airlines Pass-Through Trust Certificates Series 2020-1 Class A	5.88	4-15-2029	221,025	213,186
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84	12-5-2050	357,300	303,634
Zaxby's Funding LLC Series 2021-1A Class A2 144A	3.24	7-30-2051	693,000	566,498
Total Asset-backed securities (Cost $13,888,611)				12,680,855
Corporate bonds and notes: 20.26%
Communication services: 1.81%
Diversified telecommunication services: 0.05%
Cablevision Lightpath LLC 144A	5.63	9-15-2028	100,000	80,000
Media: 1.76%
CCO Holdings LLC 144A	4.25	1-15-2034	500,000	357,890
CSC Holdings LLC 144A	4.63	12-1-2030	500,000	340,000
DISH DBS Corporation 144A	5.75	12-1-2028	100,000	75,574
Gray Escrow II Incorporated 144A	5.38	11-15-2031	800,000	627,540
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	150,000	137,896
Outfront Media Capital Corporation 144A	4.63	3-15-2030	175,000	136,349
QVC Incorporated	4.38	9-1-2028	190,000	128,827
Salem Media Group Incorporated 144A	6.75	6-1-2024	95,000	91,200
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	545,000	412,848
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  11

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Media (continued)
Scripps Escrow II Incorporated 144A	5.88%	7-15-2027	$125,000	$ 108,750
Townsquare Media Incorporated 144A	6.88	2-1-2026	400,000	365,628
				2,782,502
Consumer discretionary: 2.45%
Auto components: 0.29%
Adient Global Holdings 144A	3.50	8-15-2024	515,000	465,105
Automobiles: 0.20%
Ford Motor Company	3.25	2-12-2032	450,000	324,149
Diversified consumer services: 0.05%
Howard University	5.21	10-1-2052	90,000	75,946
Hotels, restaurants & leisure: 1.03%
Carnival Corporation 144A	7.63	3-1-2026	360,000	273,600
Carnival Corporation 144A	10.50	6-1-2030	500,000	400,000
International Game Technology 144A	3.50	6-15-2026	350,000	304,428
Royal Caribbean Cruises Limited 144A	4.25	6-15-2023	500,000	486,250
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	125,000	95,625
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	95,000	66,561
				1,626,464
Specialty retail: 0.88%
GAP Incorporated 144A	3.88	10-1-2031	1,000,000	635,717
Michaels Companies Incorporated 144A	7.88	5-1-2029	210,000	121,250
NMG Holding Company Incorporated 144A	7.13	4-1-2026	500,000	459,426
Rent-A-Center Incorporated 144A	6.38	2-15-2029	230,000	179,400
				1,395,793
Consumer staples: 0.03%
Food products: 0.03%
CHS Incorporated 144A	6.88	4-15-2029	105,000	50,719
Energy: 2.55%
Energy equipment & services: 0.70%
Bristow Group Incorporated 144A	6.88	3-1-2028	500,000	440,325
Hilcorp Energy Company 144A	5.75	2-1-2029	55,000	48,085
Hilcorp Energy Company 144A	6.00	2-1-2031	55,000	47,651
Oceaneering International Incorporated	6.00	2-1-2028	400,000	316,924
Pattern Energy Operations LP 144A	4.50	8-15-2028	300,000	260,085
				1,113,070
Oil, gas & consumable fuels: 1.85%
Aethon United 144A	8.25	2-15-2026	500,000	483,170
Buckeye Partners LP	5.85	11-15-2043	100,000	74,075
Encino Acquisition Partners Company 144A	8.50	5-1-2028	425,000	392,075
EnLink Midstream Partners LP	5.05	4-1-2045	115,000	80,599
EnLink Midstream Partners LP	5.38	6-1-2029	220,000	201,300
EnLink Midstream Partners LP	5.45	6-1-2047	85,000	62,090
Occidental Petroleum Corporation	6.45	9-15-2036	420,000	420,000
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	340,000	276,743
Southwestern Energy Company	4.75	2-1-2032	100,000	83,810
The accompanying notes are an integral part of these consolidated financial statements.

12  |  Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Southwestern Energy Company	7.75%	10-1-2027	$225,000	$ 228,662
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	95,000	80,760
Western Midstream Operating LP	5.30	3-1-2048	675,000	555,188
				2,938,472
Financials: 6.83%
Banks: 1.61%
Bank of America Corporation (U.S. SOFR +0.96%) ±	1.73	7-22-2027	1,000,000	857,929
Bank of America Corporation (3 Month LIBOR +4.55%) ±	6.30	12-29-2049	265,000	260,310
Citigroup Incorporated (5 Year Treasury Constant Maturity +3.42%) ʊ±	3.88	2-18-2026	425,000	350,468
JPMorgan Chase & Company (U.S. SOFR +3.13%) ʊ±	4.60	2-1-2025	500,000	435,550
JPMorgan Chase & Company (3 Month LIBOR +3.25%)	5.15	12-29-2049	350,000	337,735
JPMorgan Chase & Company (3 Month LIBOR +3.30%) ±	6.00	12-31-2049	100,000	97,500
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	250,000	217,797
				2,557,289
Capital markets: 2.34%
Charles Schwab Corporation (5 Year Treasury Constant Maturity +4.97%) ʊ±	5.38	6-2-2025	750,000	729,375
Goldman Sachs Group Incorporated (U.S. SOFR +1.25%) ±	2.38	7-21-2032	750,000	565,489
Goldman Sachs Group Incorporated (5 Year Treasury Constant Maturity +2.97%) ʊ±	3.80	5-10-2026	550,000	426,161
Morgan Stanley (U.S. SOFR +1.29%) ±	2.94	1-21-2033	1,500,000	1,185,845
Owl Rock Capital Corporation	2.63	1-15-2027	1,000,000	807,985
				3,714,855
Consumer finance: 0.79%
FirstCash Incorporated 144A	5.63	1-1-2030	95,000	81,225
Ford Motor Credit Company LLC	4.39	1-8-2026	175,000	158,394
Ford Motor Credit Company LLC	5.11	5-3-2029	275,000	238,618
General Motors Financial Company (5 Year Treasury Constant Maturity +5.00%) ʊ±	5.70	9-30-2030	500,000	428,559
Navient Corporation	5.00	3-15-2027	70,000	57,254
Navient Corporation	5.63	8-1-2033	100,000	67,218
PRA Group Incorporated 144A	5.00	10-1-2029	265,000	214,264
				1,245,532
Insurance: 1.62%
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	500,000	393,750
Guardian Life Insurance Company 144A	4.85	1-24-2077	200,000	162,521
Maple Grove Funding Trust 144A	4.16	8-15-2051	900,000	609,487
MetLife Incorporated	6.40	12-15-2066	1,200,000	1,157,126
OneAmerica Financial Partners Incorporated 144A	4.25	10-15-2050	45,000	33,054
Prudential Financial Incorporated (5 Year Treasury Constant Maturity +3.04%) ±	3.70	10-1-2050	270,000	213,246
				2,569,184
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  13

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Mortgage REITs: 0.16%
Starwood Property Trust Incorporated 144A	4.38%	1-15-2027	$300,000	$ 255,746
Thrifts & mortgage finance: 0.31%
Enact Holdings Incorporated 144A	6.50	8-15-2025	400,000	382,276
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	120,000	110,400
				492,676
Health care: 0.60%
Health care providers & services: 0.60%
Air Methods Corporation 144A	8.00	5-15-2025	75,000	37,637
DaVita Incorporated 144A	3.75	2-15-2031	1,000,000	712,500
Select Medical Corporation 144A	6.25	8-15-2026	205,000	192,889
				943,026
Industrials: 2.50%
Airlines: 0.98%
Delta Air Lines Incorporated 144A	4.75	10-20-2028	150,000	139,703
Delta Air Lines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	425,407	415,337
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	712,500	697,381
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	300,000	301,749
				1,554,170
Commercial services & supplies: 0.74%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	400,000	258,150
CoreCivic Incorporated	8.25	4-15-2026	910,000	905,964
				1,164,114
Industrial conglomerates: 0.59%
General Electric Company (3 Month LIBOR +3.33%)	6.62	12-29-2049	1,000,000	935,183
Machinery: 0.05%
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	95,000	80,770
Trading companies & distributors: 0.05%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	100,000	79,986
Transportation infrastructure: 0.09%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	200,000	146,789
Information technology: 0.55%
Communications equipment: 0.18%
Ciena Corporation 144A	4.00	1-31-2030	165,000	137,775
CommScope Technologies LLC 144A	5.00	3-15-2027	200,000	151,000
				288,775
IT services: 0.08%
Sabre GLBL Incorporated 144A	9.25	4-15-2025	135,000	129,250
Software: 0.29%
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	105,000	86,671
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Software (continued)
MPH Acquisition Holdings LLC 144A	5.75%	11-1-2028		$290,000	$ 217,796
Oracle Corporation	2.88	3-25-2031		190,000	149,847
					454,314
Materials: 0.50%
Chemicals: 0.35%
Westlake Chemical Corporation	1.63	7-17-2029		750,000	551,388
Containers & packaging: 0.15%
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030		300,000	248,109
Real estate: 1.03%
Equity REITs: 1.03%
EPR Properties	3.75	8-15-2029		500,000	386,302
GLP Capital LP	4.00	1-15-2031		1,000,000	817,416
Simon Property Group LP	3.80	7-15-2050		120,000	84,107
WEA Finance LLC 144A	4.75	9-17-2044		500,000	346,580
					1,634,405
Utilities: 1.41%
Electric utilities: 1.19%
NRG Energy Incorporated 144A	4.45	6-15-2029		1,500,000	1,301,101
Oglethorpe Power Corporation	4.25	4-1-2046		400,000	295,746
The Southern Company (5 Year Treasury Constant Maturity +3.73%) ±	4.00	1-15-2051		330,000	295,746
					1,892,593
Independent power & renewable electricity producers: 0.22%
NSG Holdings LLC 144A	7.75	12-15-2025		37,071	35,774
TerraForm Power Operating LLC 144A	4.75	1-15-2030		369,000	313,200
					348,974
Total Corporate bonds and notes (Cost $37,689,857)					32,139,348
Foreign corporate bonds and notes : 6.26%
Communication services: 0.65%
Media: 0.65%
SES SA Company (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.19%) ʊ±	2.88	5-27-2026	EUR	575,000	418,519
Tele Columbus AG 144A	3.88	5-2-2025	EUR	510,000	403,063
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	300,000	203,103
					1,024,685
Consumer discretionary: 0.92%
Auto components: 0.38%
Adler Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	800,000	603,585
Automobiles: 0.30%
Peugeot SA Company	2.00	3-20-2025	EUR	500,000	468,650
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  15

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Diversified consumer services: 0.24%
Intertrust Group BV 144A	3.38%	11-15-2025	EUR	400,000	$ 381,239
Consumer staples: 1.16%
Food & staples retailing: 0.60%
Casino Guichard Perracho SA	3.58	2-7-2025	EUR	400,000	226,952
Iceland Bondco plc 144A	4.38	5-15-2028	GBP	1,000,000	720,175
					947,127
Food products: 0.20%
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	500,000	324,250
Tobacco: 0.36%
BAT International Finance plc	2.25	1-16-2030	EUR	750,000	567,771
Energy: 0.42%
Oil, gas & consumable fuels: 0.42%
Eni SpA	1.13	9-19-2028	EUR	800,000	669,370
Financials: 1.91%
Banks: 1.15%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.90%) ±	4.75	9-22-2027	EUR	500,000	378,383
Asian Development Bank	6.20	10-6-2026	INR	18,450,000	217,156
Caixa Geral de Depositos SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +5.50%) ±	5.75	6-28-2028	EUR	400,000	386,841
Permanent TSB Group (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +2.55%) ±	2.13	9-26-2024	EUR	600,000	569,017
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am +1.60%) ±	1.38	6-17-2033	EUR	400,000	268,338
					1,819,735
Capital markets: 0.34%
International Finance Corporation	6.30	11-25-2024	INR	45,000,000	537,558
Consumer finance: 0.20%
Cellnex Finance Company SA	2.00	9-15-2032	EUR	500,000	324,734
Thrifts & mortgage finance: 0.22%
Deutsche Pfandbriefbank AG (EURIBOR ICE Swap Rate 11:00am +2.75%) ±	4.68	6-28-2027	EUR	400,000	345,721
Industrials: 0.58%
Commercial services & supplies: 0.22%
Prosegur Cash SA	1.38	2-4-2026	EUR	400,000	354,073
Containers & packaging: 0.25%
Can-Pack SA 144A	2.38	11-1-2027	EUR	500,000	388,345
Electrical equipment: 0.11%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	200,000	179,239
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Real estate: 0.62%
Equity REITs: 0.48%
Aedas Homes Opco SLU 144A	4.00%	8-15-2026	EUR	500,000	$ 415,786
Unibail-Rodamco-Westfield SE (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.68%) ʊ±	2.13	10-25-2023	EUR	400,000	340,164
					755,950
Real estate management & development: 0.14%
Akelius Residential Property AB (EURIBOR ICE Swap Rate 11:00am +3.49%) ±	3.88	10-5-2078	EUR	251,000	229,511
Total Foreign corporate bonds and notes (Cost $13,933,002)					9,921,543
Foreign government bonds : 4.63%
Brazil ¤	0.00	1-1-2024	BRL	7,000,000	1,116,936
Brazil ¤	0.00	7-1-2024	BRL	8,000,000	1,216,191
Chile	4.50	3-1-2026	CLP	1,045,000,000	987,073
Germany	1.70	8-15-2032	EUR	1,600,000	1,509,462
Indonesia	6.50	6-15-2025	IDR	13,500,000,000	878,114
Republic of South Africa	8.75	2-28-2048	ZAR	9,100,000	378,580
Republic of South Africa	10.50	12-21-2026	ZAR	19,000,000	1,081,425
Russia (Acquired 3-13-2020, cost $270,927) †>	6.50	2-28-2024	RUB	35,000,000	183,140
Total Foreign government bonds (Cost $8,883,493)					7,350,921

	Shares
Investment companies: 1.83%
Exchange-traded funds: 1.83%
Invesco Taxable Municipal Bond ETF	30,600	784,890
VanEck Vectors JPMorgan Emerging Markets Local Currency Bond ETF	92,700	2,113,560
Total Investment companies (Cost $3,787,175)		2,898,450

			Principal
Loans: 2.45%
Communication services: 0.56%
Media: 0.56%
Charter Communications Operating LLC (1 Month LIBOR +1.75%) ±	4.87	4-30-2025	$479,849	470,165
DIRECTV Financing LLC (1 Month LIBOR +5.00%) ±	8.12	8-2-2027	364,000	338,203
Gray Television Incorporated (3 Month LIBOR +2.50%) ±	5.06	1-2-2026	84,964	82,182
				890,550
Consumer discretionary: 0.31%
Resource Recovery Revenue: 0.31%
Geo Group Incorporated (U.S. SOFR 1 Month +7.13%) ±	10.24	3-23-2027	497,375	489,502
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  17

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Energy: 0.48%
Oil, gas & consumable fuels: 0.48%
AL NGPL Holdings LLC (1 Month LIBOR +3.75%) ±	6.10%	4-14-2028	$371,285	$ 364,094
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	8.17	9-29-2028	402,216	395,378
				759,472
Financials: 0.04%
Insurance: 0.04%
Asurion LLC (1 Month LIBOR +5.25%) ±	8.37	1-31-2028	75,000	56,250
Health care: 0.09%
Health care equipment & supplies: 0.09%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	6.51	8-31-2026	154,217	146,121
Industrials: 0.74%
Airlines: 0.57%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	7.46	4-20-2028	266,000	257,222
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	8.78	6-21-2027	641,250	642,738
				899,960
Machinery: 0.17%
Vertical US Newco Incorporated (6 Month LIBOR +3.50%) ±	6.87	7-30-2027	88,053	84,237
Werner FinCo LP (3 Month LIBOR +4.00%) ±	7.67	7-24-2024	203,922	183,529
				267,766
Information technology: 0.23%
Software: 0.23%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ‡±	6.62	7-24-2026	309,239	280,635
MPH Acquisition Holdings LLC (1 Month LIBOR +4.25%) ±	7.32	9-1-2028	99,499	91,757
				372,392
Total Loans (Cost $4,039,544)				3,882,013
Municipal obligations: 0.09%
Illinois: 0.03%
GO revenue: 0.03%
Chicago IL Refunding Bonds Taxable Project Series E	6.05	1-1-2029	5,000	5,024
Chicago IL Refunding Bonds Taxable Project Series E	6.05	1-1-2029	50,000	48,842
				53,866
Kansas: 0.02%
Health revenue: 0.02%
Kansas Development Finance Authority Village Shalom Project Series 2018-B	4.00	11-15-2025	25,000	23,096
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Maryland: 0.04%
Education revenue: 0.04%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75%	7-1-2023	$65,000	$ 63,745
Total Municipal obligations (Cost $144,609)				140,707
Non-agency mortgage-backed securities: 15.46%
Affirm Incorporated Series 2021-B Class A 144A	1.03	8-17-2026	1,010,000	952,688
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	695,217	609,359
APEX Credit CLO LLC Series 2017 Class 2A (3 Month LIBOR +1.60%) 144A±	5.13	9-20-2029	1,000,000	946,884
Apidos CLO Series 2019 Class 3-1-A (3 Month LIBOR +3.10%) 144A±	5.61	4-15-2031	500,000	447,646
BB-UBS Trust Series 2012-TFT Class C 144A±±	3.68	6-5-2030	150,000	127,069
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	701,475	626,200
Brightspire Capital Incorporated BRSP 2021 FL1 A 144A (1 Month LIBOR +1.15%) 144A	4.14	8-19-2038	1,065,000	1,033,476
BX Trust Series 2019-11 Class D 144A±±	4.08	12-9-2041	500,000	408,086
BX Trust Series 2021-ARIA Class D (1 Month LIBOR +1.90%) 144A±	4.71	10-15-2036	550,000	510,041
Carlyle Global Market Series 2016-1A Class R2 (3 Month LIBOR +3.35%) 144A±	6.06	4-20-2034	1,000,000	861,316
Carlyle Global Market Series 2017-2A Class R2 (3 Month LIBOR +1.60%) 144A	4.31	7-20-2031	750,000	692,891
Cascade Funding Mortgage Trust Series 2021-HB7 Class M2 144A±±	2.68	10-27-2031	1,000,000	911,579
CFCRE Commercial Mortgage Trust Series 2016-C7 Class AM	4.16	12-10-2054	400,000	370,259
CIFC Funding Limited Series 2018-1A Class B (3 Month LIBOR +1.40%) 144A±	4.14	4-18-2031	1,000,000	945,695
Colt Funding LLC Series 2022-7 Class A1 144A	5.16	4-25-2067	484,340	469,982
Foundation Finance Trust Series 2019-1A Class A 144A	3.86	11-15-2034	194,633	190,805
FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.64	12-25-2049	400,000	391,016
FREMF Mortgage Trust Series 2020-KF76 Class B (1 Month LIBOR +2.75%) 144A±	5.30	1-25-2030	266,936	253,975
FS Rialto Issuer Limited Series 2021-FL3 Class B (1 Month LIBOR +1.80%) 144A±	4.74	11-16-2036	1,000,000	958,393
Goldman Sachs Mortgage Security Trust Series 2018-LUAU Class B (1 Month LIBOR +1.40%) 144A±	4.22	11-15-2032	1,600,000	1,544,204
Gracie Point International Funding Series 2022-2A Class A (30 Day Average U.S. SOFR +2.75%) 144A±	5.03	7-1-2024	595,000	594,695
Imperial Fund Mortgage Trust Series 2022-NQM3 Class A3 144A±±	4.46	5-25-2067	1,130,000	938,349
JPMorgan Chase & Company Series 2017-6 Class B 144A±±	3.77	12-25-2048	449,078	325,721
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	1,555,563	1,431,202
Madison Park Funding Limited Series 2018-29A Class B (3 Month LIBOR +1.75%) 144A±	4.49	10-18-2030	700,000	669,214
MED Trust Series 2021-MDLN Class B (1 Month LIBOR +1.45%) 144A±	4.27	11-15-2038	1,000,000	954,905
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  19

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL7 Class C (1 Month LIBOR +2.05%) 144A±	5.04%	10-16-2036	$1,000,000	$ 938,203
MF1 Multifamily Housing Mortgage Series 2022-FL8 Class A (30 Day Average U.S. SOFR +1.35%) 144A±	3.63	2-19-2037	1,000,000	967,099
MFRA Trust Series 2020-NQM3 Class M1 144A±±	2.65	1-26-2065	1,000,000	866,298
MFRA Trust Series 2021-NQM1 Class A1 144A±±	1.15	4-25-2065	109,564	100,818
Neuberger Berman CLO Limited Series 2017-25A Class BR (3 Month LIBOR +1.35%) 144A	4.09	10-18-2029	250,000	235,833
Oxford Finance Funding Trust Series 2019-1A Class A2 144A	4.46	2-15-2027	340,352	336,912
Residential Mortgage Loan Trust Series 2019-3 Class A3 144A±±	3.04	9-25-2059	208,597	202,337
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.53	1-5-2043	700,000	378,372
TRK Toorak Mortgage Corporation Series 2021-INV2 Class A2 144A±±	2.12	11-25-2056	900,400	781,470
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	105,421	87,510
Verus Securitization Trust Series 2021-8 Class A2 144A±±	2.29	11-25-2066	1,258,621	1,066,367
Verus Securitization Trust Series 2021-R3 Class A2 144A±±	1.28	4-25-2064	429,339	395,059
Total Non-agency mortgage-backed securities (Cost $26,698,368)				24,521,928
U.S. Treasury securities: 22.02%
U.S. Treasury Bond	2.00	8-15-2051	45,000	30,737
U.S. Treasury Bond	2.25	2-15-2052	2,985,000	2,168,789
U.S. Treasury Bond	2.88	5-15-2052	450,000	377,367
U.S. Treasury Note	1.25	12-31-2026	500,000	444,121
U.S. Treasury Note	1.75	1-31-2023	6,000,000	5,961,738
U.S. Treasury Note	2.38	2-15-2042	620,000	475,075
U.S. Treasury Note	2.50	5-31-2024	4,965,000	4,821,480
U.S. Treasury Note	2.75	5-15-2025	7,000,000	6,736,133
U.S. Treasury Note	2.75	4-30-2027	5,810,000	5,482,961
U.S. Treasury Note	2.75	8-15-2032	6,865,000	6,277,184
U.S. Treasury Note	3.13	8-31-2027	1,935,000	1,856,088
U.S. Treasury Note	3.25	6-30-2027	310,000	298,763
Total U.S. Treasury securities (Cost $36,402,621)				34,930,436
Yankee corporate bonds and notes: 9.71%
Consumer discretionary: 0.18%
Internet & direct marketing retail: 0.18%
Prosus NV 144A	4.03	8-3-2050	500,000	278,567
Consumer staples: 0.64%
Beverages: 0.52%
Coca-Cola Icecek AS 144A	4.50	1-20-2029	1,000,000	819,769
Tobacco: 0.12%
Imperial Brands plc 144A	6.13	7-27-2027	200,000	197,072
The accompanying notes are an integral part of these consolidated financial statements.

20  |  Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Energy: 1.06%
Oil, gas & consumable fuels: 1.06%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ʊ±	4.88%	3-22-2030	$325,000	$ 279,500
Comision Federal de Electricidad SA de CV 144A	3.35	2-9-2031	200,000	142,750
Enbridge Incorporated (5 Year Treasury Constant Maturity +5.31%) ±	5.75	7-15-2080	1,000,000	879,750
Northriver Midstream Finance LP 144A	5.63	2-15-2026	220,000	204,866
Petroleos Mexicanos	6.70	2-16-2032	250,000	175,406
				1,682,272
Financials: 6.53%
Banks: 4.23%
African Export Import Bank 144A	3.80	5-17-2031	200,000	162,132
Banco de Bogota SA 144A	6.25	5-12-2026	400,000	374,000
Banco do Brasil SA 144A	4.88	1-11-2029	375,000	335,849
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity +4.64%) 144Aʊ±	5.88	1-24-2027	750,000	612,750
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +6.19%) 144Aʊ±	8.13	12-29-2049	1,000,000	962,550
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year +2.55%) ±	4.88	12-1-2032	275,000	215,696
HSBC Holdings plc (U.S. SOFR +2.11%) ±	4.76	6-9-2028	750,000	689,162
HSBC Holdings plc (U.S. SOFR +2.87%) ±	5.40	8-11-2033	390,000	346,785
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	635,000	577,543
Itau Unibanco Holding SA 144A	3.25	1-24-2025	800,000	756,956
NatWest Group plc (5 Year Treasury Constant Maturity +5.63%) ʊ±	6.00	12-29-2025	400,000	349,000
Societe Generale SA (1 Year Treasury Constant Maturity +3.20%) 144A±	6.22	6-15-2033	1,000,000	886,484
Unicredit SpA (5 Year Treasury Constant Maturity +4.75%) 144A±	5.46	6-30-2035	600,000	446,124
				6,715,031
Capital markets: 1.26%
CI Financial Corporation	4.10	6-15-2051	780,000	463,994
Credit Suisse Group AG (U.S. SOFR +0.98%) 144A±	1.31	2-2-2027	250,000	202,960
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144Aʊ±	5.25	2-11-2027	275,000	193,109
MacQuarie Group Limited (U.S. SOFR +2.21%) 144A±	5.11	8-9-2026	1,000,000	979,546
UBS Group AG (5 Year Treasury Constant Maturity +3.40%) 144Aʊ±	4.88	2-12-2027	200,000	155,750
				1,995,359
Consumer finance: 0.05%
Unifin Financiera SAB de CV 144A	9.88	1-28-2029	600,000	75,000
Diversified financial services: 0.55%
Castlelake Aviation Finance 144A	5.00	4-15-2027	105,000	89,266
DAE Funding LLC 144A	3.38	3-20-2028	200,000	169,413
Doric Nimrod Air Alpha Pass-Through Trust Certificates Series 2013-1 Class A 144A	5.25	5-30-2025	628,213	619,047
				877,726
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  21

Consolidated portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Insurance: 0.44%
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00%	4-2-2049	$800,000	$ 700,000
Health care: 0.29%
Biotechnology: 0.20%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	400,000	308,908
Pharmaceuticals: 0.09%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	400,000	149,392
Industrials: 0.79%
Airlines: 0.59%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	500,000	520,221
VistaJet Malta Finance PLC 144A	6.38	2-1-2030	520,000	425,100
				945,321
Trading companies & distributors: 0.20%
Fly Leasing Limited 144A	7.00	10-15-2024	420,000	315,000
Utilities: 0.22%
Electric utilities: 0.22%
Comision Federal de Electricidad SA de CV 144A	3.88	7-26-2033	500,000	347,500
Total Yankee corporate bonds and notes (Cost $18,696,335)				15,406,917
Yankee government bonds: 1.45%
Commonwealth of Bahamas 144A	6.00	11-21-2028	785,000	471,013
Dominican Republic 144A	4.50	1-30-2030	200,000	157,173
Dominican Republic 144A	4.88	9-23-2032	200,000	150,362
Dominican Republic 144A	5.50	2-22-2029	200,000	172,149
Government of Bermuda 144A	5.00	7-15-2032	200,000	189,900
Mongolia Government	5.63	5-1-2023	200,000	188,500
Provincia de Cordoba 144A	6.88	12-10-2025	254,472	192,890
Provincia de Cordoba (PIK at 6.88%) 144A¥	6.88	2-1-2029	557,619	342,936
Provincia de Santa Fe	7.00	3-23-2023	175,000	162,158
Sultanate of Oman 144A	6.25	1-25-2031	300,000	279,373
Total Yankee government bonds (Cost $2,824,529)				2,306,454

		Yield	Shares
Short-term investments: 6.34%
Investment companies: 6.34%
Allspring Government Money Market Fund Select Class ♠∞*##		2.75	9,279,572	9,279,572
Securities Lending Cash Investments LLC ♠∩∞		3.08	769,598	769,598
Total Short-term investments (Cost $10,049,170)				10,049,170
Total investments in securities (Cost $177,037,314)	98.50%			156,228,742
Other assets and liabilities, net	1.50			2,381,597
Total net assets	100.00%			$158,610,339

The accompanying notes are an integral part of these consolidated financial statements.

22  |  Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2022

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
†	Non-income-earning security
>	Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $183,140 (original aggregate cost of $270,927), representing 0.12% of its net assets as of period end.
‡	Security is valued using significant unobservable inputs.
¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both. The rate shown is the rate in effect at period end.
*	A portion of the holding represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated subsidiary.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
BRL	Brazilian real
CLP	Chile Peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
RUB	Russian ruble
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$7,284,117	$133,927,969	$(131,932,514)	$0	$0	$ 9,279,572	9,279,572	$ 52,216
Securities Lending Cash Investments LLC	7,560,711	51,922,795	(58,713,908)	0	0	769,598	769,598	22,549 #
				$0	$0	$10,049,170		$74,765

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  23

Consolidated portfolio of investments—September 30, 2022

Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
11,937,094 USD	12,080,000 EUR	Citibank National Association	12-30-2022	$ 13,706	$ 0
1,100,022 USD	975,000 GBP	Citibank National Association	12-30-2022	9,864	0
534,853 USD	7,950,000,000 IDR	Morgan Stanley Incorporated	10-3-2022	12,771	0
7,950,000,000 IDR	529,005 USD	Morgan Stanley Incorporated	10-3-2022	0	(6,924)
526,727 USD	7,950,000,000 IDR	Morgan Stanley Incorporated	1-5-2023	6,204	0
1,785,494 USD	31,795,000 ZAR	Citibank National Association	12-30-2022	42,307	0
				$84,852	$(6,924)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	62	12-20-2022	$ 6,985,737	$ 6,947,875	$ 0	$ (37,862)
5-Year U.S. Treasury Notes	216	12-30-2022	24,046,315	23,221,687	0	(824,628)
2-Year U.S. Treasury Notes	42	12-30-2022	8,762,645	8,626,406	0	(136,239)
Short
Euro-Bund Futures	(35)	12-8-2022	(4,988,799)	(4,750,450)	238,349	0
10-Year U.S. Ultra Futures	(43)	12-20-2022	(5,393,538)	(5,094,828)	298,710	0
					$537,059	$(998,729)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Sell protection
Markit CDX Emerging Markets Index *	1.00%	Quarterly	6-20-2026	USD	940,000	$ (73,679)	$ (20,338)	$0	$ (53,341)
Markit iTraxx Europe Crossover *	5.00	Quarterly	6-20-2026	EUR	3,000,000	(45,498)	323,118	0	(368,616)
Markit iTraxx Europe Subordinated Financial Index *	1.00	Quarterly	6-20-2026	EUR	12,000,000	(519,549)	(33,226)	0	(486,323)
								$0	$(908,280)

*	Represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

24  |  Allspring Income Plus Fund

Consolidated statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $745,493 of securities loaned), at value (cost $166,988,144)	$ 146,179,572
Investments in affiliated securities, at value (cost $10,049,170)	10,049,170
Cash at broker segregated for futures contracts	1,459,000
Segregated cash for swap contracts	1,183,464
Receivable for dividends and interest	1,474,441
Receivable for investments sold	658,113
Receivable for daily variation margin on centrally cleared swap contracts	473,362
Receivable for Fund shares sold	380,736
Unrealized gains on forward foreign currency contracts	84,852
Receivable for daily variation margin on open futures contracts	21,500
Receivable for securities lending income, net	1,699
Prepaid expenses and other assets	72,779
Total assets	162,038,688
Liabilities
Cash collateral due to broker for forward foreign currency contracts	1,470,000
Payable upon receipt of securities loaned	769,598
Payable for investments purchased	461,374
Payable for daily variation margin on centrally cleared swap contracts	404,081
Payable for daily variation margin on open futures contracts	118,178
Payable for Fund shares redeemed	87,662
Management fee payable	55,473
Administration fees payable	12,581
Unrealized losses on forward foreign currency contracts	6,924
Trustees’ fees and expenses payable	3,290
Distribution fee payable	701
Accrued expenses and other liabilities	38,487
Total liabilities	3,428,349
Total net assets	$158,610,339
Net assets consist of
Paid-in capital	$ 180,708,306
Total distributable loss	(22,097,967)
Total net assets	$158,610,339
Computation of net asset value and offering price per share
Net assets – Class A	$ 13,959,913
Shares outstanding – Class A1	1,666,592
Net asset value per share – Class A	$8.38
Maximum offering price per share – Class A2	$8.73
Net assets – Class C	$ 1,059,023
Shares outstanding – Class C1	125,719
Net asset value per share – Class C	$8.42
Net assets – Administrator Class	$ 1,920,741
Shares outstanding – Administrator Class[1]	227,405
Net asset value per share – Administrator Class	$8.45
Net assets – Institutional Class	$ 141,670,662
Shares outstanding – Institutional Class[1]	16,945,387
Net asset value per share – Institutional Class	$8.36
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  25

Consolidated statement of operations—year ended September 30, 2022

Investment income
Interest (net of foreign withholding taxes of $7,542)	$ 6,520,508
Dividends	168,573
Income from affiliated securities	77,644
Total investment income	6,766,725
Expenses
Management fee	903,805
Administration fees
Class A	21,884
Class C	2,167
Administrator Class	3,628
Institutional Class	122,795
Shareholder servicing fees
Class A	34,194
Class C	3,216
Administrator Class	9,071
Distribution fee
Class C	9,608
Custody and accounting fees	35,495
Professional fees	76,167
Registration fees	55,335
Shareholder report expenses	39,345
Trustees’ fees and expenses	21,954
Other fees and expenses	6,697
Total expenses	1,345,361
Less: Fee waivers and/or expense reimbursements
Fund-level	(241,095)
Class A	(6,801)
Administrator Class	(4,330)
Net expenses	1,093,135
Net investment income	5,673,590
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(2,134,646)
Forward foreign currency contracts	3,542,357
Futures contracts	376,125
Swap contracts	279,861
Net realized gains on investments	2,063,697
Net change in unrealized gains (losses) on
Unaffiliated securities	(26,239,476)
Forward foreign currency contracts	(355,816)
Futures contracts	(831,185)
Swap contracts	(945,849)
Net change in unrealized gains (losses) on investments	(28,372,326)
Net realized and unrealized gains (losses) on investments	(26,308,629)
Net decrease in net assets resulting from operations	$(20,635,039)
The accompanying notes are an integral part of these consolidated financial statements.

26  |  Allspring Income Plus Fund

Consolidated statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment income		$ 5,673,590		$ 5,076,928
Net realized gains on investments		2,063,697		4,953,908
Net change in unrealized gains (losses) on investments		(28,372,326)		2,083,547
Net increase (decrease) in net assets resulting from operations		(20,635,039)		12,114,383
Distributions to shareholders from
Net investment income and net realized gains
Class A		(685,837)		(57,802)
Class C		(79,643)		(21,319)
Administrator Class		(361,182)		(56,511)
Institutional Class		(10,427,170)		(4,940,534)
Total distributions to shareholders		(11,553,832)		(5,076,166)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,682,286	16,330,701	312,028	3,153,696
Class C	63,146	603,993	85,947	870,666
Administrator Class	299,073	2,948,472	730,401	7,490,893
Institutional Class	7,915,708	73,200,984	6,012,484	59,960,463
		93,084,150		71,475,718
Reinvestment of distributions
Class A	73,161	682,559	5,655	56,840
Class C	8,331	79,643	2,110	21,319
Administrator Class	37,139	361,043	5,500	56,177
Institutional Class	1,099,311	10,369,573	484,051	4,849,200
		11,492,818		4,983,536
Payment for shares redeemed
Class A	(352,310)	(3,189,842)	(226,650)	(2,282,403)
Class C	(72,697)	(663,225)	(27,937)	(276,311)
Administrator Class	(816,237)	(7,946,957)	(32,590)	(332,582)
Institutional Class	(8,284,277)	(76,954,857)	(5,833,117)	(57,700,488)
		(88,754,881)		(60,591,784)
Net increase in net assets resulting from capital share transactions		15,822,087		15,867,470
Total increase (decrease) in net assets		(16,366,784)		22,905,687
Net assets
Beginning of period		174,977,123		152,071,436
End of period		$158,610,339		$174,977,123
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  27

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.12	$9.64	$9.50	$9.43	$9.59
Net investment income	0.28 [1]	0.27	0.29	0.34 [1]	0.31 [1]
Net realized and unrealized gains (losses) on investments	(1.41)	0.51	0.14	0.09	(0.16)
Total from investment operations	(1.13)	0.78	0.43	0.43	0.15
Distributions to shareholders from
Net investment income	(0.36)	(0.30)	(0.29)	(0.36)	(0.31)
Net realized gains	(0.25)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.61)	(0.30)	(0.29)	(0.36)	(0.31)
Net asset value, end of period	$8.38	$10.12	$9.64	$9.50	$9.43
Total return[2]	(11.77)%	8.18%	4.60%	4.66%	1.59%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.07%	1.08%	1.09%	1.45%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.09%	3.00%	3.43%	3.65%	3.26%
Supplemental data
Portfolio turnover rate	113%	128%	88%	116%	50%
Net assets, end of period (000s omitted)	$13,960	$2,667	$1,662	$1,394	$1,266

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these consolidated financial statements.

28  |  Allspring Income Plus Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.16	$9.68	$9.49	$9.41	$9.57
Net investment income	0.21 [1]	0.22	0.23	0.27	0.23
Payment from affiliate	0.00	0.00	0.07	0.00	0.00
Net realized and unrealized gains (losses) on investments	(1.41)	0.49	0.12	0.10	(0.15)
Total from investment operations	(1.20)	0.71	0.42	0.37	0.08
Distributions to shareholders from
Net investment income	(0.29)	(0.23)	(0.23)	(0.29)	(0.24)
Net realized gains	(0.25)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.54)	(0.23)	(0.23)	(0.29)	(0.24)
Net asset value, end of period	$8.42	$10.16	$9.68	$9.49	$9.41
Total return[2]	(12.38)% [3]	7.36%	4.45% [4]	4.00%	0.88%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.82%	1.83%	1.84%	2.20%
Net expenses	1.63%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.30%	2.23%	2.67%	2.92%	2.52%
Supplemental data
Portfolio turnover rate	113%	128%	88%	116%	50%
Net assets, end of period (000s omitted)	$1,059	$1,290	$647	$520	$517

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2022, the Fund received a payment from a service provider which had a 0.10% impact on the total return.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.79% impact on the total return.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  29

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.20	$9.71	$9.56	$9.46	$9.61
Net investment income	0.29 [1]	0.29 [1]	0.34 [1]	0.36 [1]	0.33 [1]
Net realized and unrealized gains (losses) on investments	(1.43)	0.51	0.11	0.09	(0.16)
Total from investment operations	(1.14)	0.80	0.45	0.45	0.17
Distributions to shareholders from
Net investment income	(0.36)	(0.31)	(0.30)	(0.35)	(0.32)
Net realized gains	(0.25)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.61)	(0.31)	(0.30)	(0.35)	(0.32)
Net asset value, end of period	$8.45	$10.20	$9.71	$9.56	$9.46
Total return	(11.77)%	8.31%	4.72%	4.83%	1.81%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.00%	1.02%	1.08%	1.38%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.97%	2.83%	3.61%	3.80%	3.48%
Supplemental data
Portfolio turnover rate	113%	128%	88%	116%	50%
Net assets, end of period (000s omitted)	$1,921	$7,215	$40	$75	$5,471

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these consolidated financial statements.

30  |  Allspring Income Plus Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.10	$9.63	$9.49	$9.42	$9.58
Net investment income	0.32	0.33	0.36	0.37 [1]	0.34
Net realized and unrealized gains (losses) on investments	(1.43)	0.47	0.10	0.09	(0.16)
Total from investment operations	(1.11)	0.80	0.46	0.46	0.18
Distributions to shareholders from
Net investment income	(0.38)	(0.33)	(0.32)	(0.39)	(0.34)
Net realized gains	(0.25)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.63)	(0.33)	(0.32)	(0.39)	(0.34)
Net asset value, end of period	$8.36	$10.10	$9.63	$9.49	$9.42
Total return	(11.53)%	8.43%	4.96%	5.00%	1.93%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.74%	0.75%	0.75%	1.12%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.33%	3.34%	3.72%	3.97%	3.54%
Supplemental data
Portfolio turnover rate	113%	128%	88%	116%	50%
Net assets, end of period (000s omitted)	$141,671	$163,806	$149,722	$153,414	$45,175

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Income Plus Fund  |  31

Notes to consolidated financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Income Plus Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in Strategic Income Special Investment (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary incorporated on July 11, 2019 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of September 30, 2022, the Subsidiary had $5,419,964 invested in swap contracts and cash equivalents and had $1,183,464 in cash segregated at the broker for the swap contracts which in the aggregate represented 90.18% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of September 30, 2022, the Fund held $7,326,624 in the Subsidiary, representing 4.62% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

32  |  Allspring Income Plus Fund

Notes to consolidated financial statements
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Consolidated Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Allspring Income Plus Fund  |  33

Notes to consolidated financial statements
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund or the Subsidiary and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund or the Subsidiary that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund or the Subsidiary entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund or the Subsidiary is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund or the Subsidiary agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Consolidated Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities

34  |  Allspring Income Plus Fund

Notes to consolidated financial statements
comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $174,352,671 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 991,912
Gross unrealized losses	(20,407,863)
Net unrealized losses	$(19,415,951)

Allspring Income Plus Fund  |  35

Notes to consolidated financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to gains from a controlled foreign corporation. At September 30, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Consolidated Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$210,449	$(210,449)
As of September 30, 2022, the Fund had current year deferred post-October capital losses consisting of $2,873,706 in short-term capital losses and $46,802 in long-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

36  |  Allspring Income Plus Fund

Notes to consolidated financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$ 0	$ 12,680,855	$ 0	$ 12,680,855
Corporate bonds and notes	0	32,139,348	0	32,139,348
Foreign corporate bonds and notes	0	9,921,543	0	9,921,543
Foreign government bonds	0	7,350,921	0	7,350,921
Investment companies	2,898,450	0	0	2,898,450
Loans	0	3,601,378	280,635	3,882,013
Municipal obligations	0	140,707	0	140,707
Non-agency mortgage-backed securities	0	24,521,928	0	24,521,928
U.S. Treasury securities	34,930,436	0	0	34,930,436
Yankee corporate bonds and notes	0	15,406,917	0	15,406,917
Yankee government bonds	0	2,306,454	0	2,306,454
Short-term investments
Investment companies	10,049,170	0	0	10,049,170
	47,878,056	108,070,051	280,635	156,228,742
Forward foreign currency contracts	0	84,852	0	84,852
Futures contracts	537,059	0	0	537,059
Total assets	$48,415,115	$108,154,903	$280,635	$156,850,653
Liabilities
Forward foreign currency contracts	$ 0	$ 6,924	$ 0	$ 6,924
Futures contracts	998,729	0	0	998,729
Swap contracts	0	908,280	0	908,280
Total liabilities	$ 998,729	$ 915,204	$ 0	$ 1,913,933
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
5. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring Income Plus Fund  |  37

Notes to consolidated financial statements
Average daily net assets	Management fee
First $500 million	0.525%
Next $500 million	0.500
Next $2 billion	0.475
Next $2 billion	0.450
Next $5 billion	0.415
Over $10 billion	0.405
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.90%
Class C	1.65
Administrator Class	0.75
Institutional Class	0.60

38  |  Allspring Income Plus Fund

Notes to consolidated financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $268 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
6. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$127,687,766	$63,144,577	$122,429,485	$59,009,101
7. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Allspring Income Plus Fund  |  39

Notes to consolidated financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$ 37,837	$ (37,837)	$0
Citigroup Global Markets Incorporated	59,256	(59,256)	0
Credit Suisse Securities LLC	111,010	(111,010)	0
Jefferies LLC	80,458	(80,458)	0
Bank of America Securities Incorporated	5,909	(5,909)	0
Morgan Stanley & Company LLC	172,171	(172,171)	0
Nomura Securities International Incorporated	278,852	(278,852)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
8. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2022, the Fund entered into futures contracts for economic hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swap contracts as a substitute for taking a position in the underlying security or index to potentially enhance the Fund’s total return.
The volume of the Fund's derivative activity during the year ended September 30, 2022 was as follows:
Futures contracts
Average notional balance on long futures	$33,250,817
Average notional balance on short futures	17,260,115
Forward foreign currency contracts
Average contract amounts to buy	$ 3,886,375
Average contract amounts to sell	31,219,564
Swap contracts
Average notional balance	$33,913,867
The swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Consolidated Statement of Assets and Liabilities location	Fair value	Consolidated Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 537,059*	Unrealized losses on futures contracts	$ 998,729*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	84,852	Unrealized losses on forward foreign currency contracts	6,924
Credit risk	Unrealized gains on swap contracts	0*	Unrealized losses on swap contracts	908,280*
		$621,911		$1,913,933
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of September 30, 2022 is reported separately on the Consolidated Statement of Assets and Liabilities.

40  |  Allspring Income Plus Fund

Notes to consolidated financial statements
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended September 30, 2022 was as follows:
	Net realized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$376,125	$ 0	$ 376,125
Foreign currency risk	3,542,357	0	0	3,542,357
Credit risk	0	0	279,861	279,861
	$3,542,357	$376,125	$279,861	$4,198,343

	Net change in unrealized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$(831,185)	$ 0	$ (831,185)
Foreign currency risk	(355,816)	0	0	(355,816)
Credit risk	0	0	(945,849)	(945,849)
	$(355,816)	$(831,185)	$(945,849)	$(2,132,850)
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank National Association	$65,877	$ 0	$0	$65,877
Morgan Stanley Incorporated	18,975	(6,924)	0	12,051

Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Morgan Stanley Incorporated	$6,924	$(6,924)	$0	$0

Allspring Income Plus Fund  |  41

Notes to consolidated financial statements
9. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
10. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$9,082,667	$5,076,166
Long-term capital gain	2,471,165	0
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred
$410,785	$(19,588,244)	$(2,920,508)
11. MARKET RISKS
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of September 30, 2022, the Fund held 0.12% of its total net assets in Russian securities with unrealized losses in the amount of $290,985.
12. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
13. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

42  |  Allspring Income Plus Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Income Plus Fund (formerly, Wells Fargo Income Plus Fund) and subsidiary (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the consolidated portfolio of investments, as of September 30, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring Income Plus Fund  |  43

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $2,471,165 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
For the fiscal year ended September 30, 2022, $3,387,530 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2022, $2,057,173 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2022, 7% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

44  |  Allspring Income Plus Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Income Plus Fund  |  45

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

46  |  Allspring Income Plus Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Income Plus Fund  |  47

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

48  |  Allspring Income Plus Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00334 11-22
A263/AR263 09-22

Annual Report
September 30, 2022
Allspring Global Investment
Grade Credit Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Global Investment Grade Credit Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Global Investment Grade Credit Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Global Investment Grade Credit Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Global Investment Grade Credit Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Global Investment Grade Credit Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Henrietta Pacquement, CFA®‡, Scott M. Smith, CFA®‡, Alex Temple, Jonathan Terry, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge		Excluding sales charge		Expense ratios[1](%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net [2]
Class A (ACPCX)[3]	6-1-2022	-21.93	-2.40	-18.27	-1.14	1.06	0.83
Class C (WGCCX)[4]	6-1-2022	-19.86	-1.87	-18.86	-1.87	1.81	1.58
Class R6 (WGCRX)	2-28-2019	-	-	-17.97	-0.77	0.68	0.45
Institutional Class (WGCIX)	2-28-2019	-	-	-18.01	-0.82	0.73	0.50
Bloomberg Global Aggregate Credit Index (USD Hedged)[5]	–	-	- *	-16.52	-0.70*	-	-
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.83% for Class A, 1.58% for Class C, 0.45% for Class R6 and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class C shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Class C shares.
[5]	Bloomberg Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities, hedged in USD. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Global Investment Grade Credit Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares since inception of the Institutional Class on February 28, 2019 with the Bloomberg Global Aggregate Credit Index (USD Hedged). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Global Investment Grade Credit Fund  |  7

Performance highlights (unaudited)
MANAGERS' DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg Global Aggregate Credit Index (USD Hedged), for the 12-month period that ended September 30, 2022.
■	Underperformance was primarily driven by credit spread widening and risk-free yields moving higher. Credit spreads decompressed as markets began to adapt to life post-quantitative easing.
■	Modest allocation to U.S. Treasuries contributed to performance versus the benchmark.
The markets adjust to life after quantitative easing.
After a very quiet summer in 2021, in which investment-grade credit spreads traded historically tight, offering a yield of 79 basis points (bps; 100 bps equal 1.00%) above U.S. Treasuries with little volatility, spreads began to widen in November, including the spread between European swaps and bonds.
From a macroeconomic standpoint, data continued to suggest that inflation was not as transient as central banks had hoped, leading to accusations that they were behind the curve. This was followed by a rise in risk-free yields as well as credit spread widening that was turbo charged by the Russian invasion of Ukraine.
Ten largest holdings (%) as of September 30, 2022[1]
Bank of America Corporation, 4.13%, 1-22-2024	1.94
Morgan Stanley, 3.13%, 7-27-2026	1.83
Citigroup Incorporated, 3.30%, 4-27-2025	1.74
Sabine Pass Liquefaction LLC, 5.75%, 5-15-2024	1.22
Energy Transfer Operating Partners LP, 6.25%, 4-15-2049	1.22
Reckitt Benckiser Treasury Services plc, 2.75%, 6-26-2024	1.20
Motorola Solutions Incorporated, 4.60%, 2-23-2028	1.16
Verizon Communications Incorporated, 3.40%, 3-22-2041	1.14
British Airways Series 2019-1 Class AA Pass-Through Trust, 3.30%, 6-15-2034	1.12
AT&T Incorporated, 4.25%, 3-1-2027	1.11
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Energy costs spiraled higher in Europe and rippled out globally. Inflationary data continued to put pressure on growth with consensus expectations for 2023 and beyond moving lower. Low levels of liquidity and increasingly hawkish stances by central banks led to the index closing at a spread of 146 bps, 67 bps wider during the one-year period.
Portfolio composition as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Over the 12 months, the Fund expanded its allocation to the U.S. dollar by just over 3%, funded from a reduction in the allocation to the British pound and euro-denominated bonds. The allocation to U.S. Treasuries was increased by 1%. The Fund reduced its allocation to diversified financial services by 1%, along with its allocation to real estate income trusts and direct real estate. In anticipation of broader market weakness and higher energy prices, the Fund increased allocations to communications and energy by 1.8% each. The allocation to Germany decreased by 1.6% as the country’s economy is under pressure from energy shortages. Allocations to BBB-rated and BB-rated cohorts decreased by 1.7%, with the proceeds recycled into higher-rated credits, including Treasuries.
Detractors included an underweight to agency bonds.
Detractors from Fund performance included an underweight to agency bonds, which benefited from higher quality and a flight to quality. A small overweight to the insurance sector also detracted from returns as the sector traded with higher volatility than the index. The selection effect within the real estate sector also detracted from returns because of exposure to bonds issued by Scandinavian real estate companies that were grappling with liquidity issues stemming from expectations of higher central bank rates in Sweden. Security selection within the consumer non-cyclical

8  |  Allspring Global Investment Grade Credit Fund

Performance highlights (unaudited)
sector contributed to benchmark-relative underperformance. As credit spreads widened, ratings decompression took hold, which meant that overweights to the BBB-rated and BB-rated credit cohorts underperformed.
Credit quality as of September 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Allocation to U.S. Treasuries added to performance.
Among top contributors to Fund returns, an allocation to U.S. Treasuries added to performance versus the benchmark, as did a 3% allocation to cash. A small-duration underweight also helped performance as risk-free yields moved higher as the market began to price in inflationary pressures from the Russian invasion of Ukraine and the subsequent rise in global commodity prices. Overweights to communications, transportation, energy, and brokerages all added to returns versus the benchmark. The portfolio had no direct exposure to Russian securities, many of which fell more than 99% year to date. This helped performance versus the benchmark.
Effective maturity distribution as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Slowing growth and tighter financial conditions expected.
2022 has been one of the worst years on record as markets and central banks had to grapple with rapidly rising inflation because of both the spillover from COVID-19-related stimulus and the Russian invasion of Ukraine. We expect economic growth to continue to slow as demand tempers and tighter financial conditions weigh in. We expect U.S. labor market conditions to remain healthy, with the unemployment rate remaining near pre-COVID-19 lows. We expect higher credit yields and strong corporate fundamentals to remain supportive of demand for the asset class. We expect the primary market to remain relatively light in the fourth quarter. Second-quarter corporate earnings revealed fundamentals remain strong, but pricing pressures are squeezing results.

Allspring Global Investment Grade Credit Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 879.53	$3.91	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20	0.83%
Class C
Actual	$1,000.00	$ 876.53	$7.10	1.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Class R6
Actual	$1,000.00	$ 881.08	$2.12	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28	0.45%
Institutional Class
Actual	$1,000.00	$ 880.86	$2.36	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 1.77%
American Airlines Series 2014-1 Class A Pass-Through Trust	3.70%	4-1-2028	$219,107	$ 186,513
British Airways Series 2019-1 Class AA Pass-Through Trust 144A	3.30	6-15-2034	374,955	317,775
Total Asset-backed securities (Cost $593,395)				504,288
Corporate bonds and notes: 51.41%
Communication services: 7.39%
Diversified telecommunication services: 4.63%
AT&T Incorporated	3.65	6-1-2051	225,000	152,000
AT&T Incorporated	4.25	3-1-2027	330,000	316,691
T-Mobile USA Incorporated	2.55	2-15-2031	40,000	31,692
T-Mobile USA Incorporated	3.30	2-15-2051	155,000	100,982
T-Mobile USA Incorporated	3.75	4-15-2027	145,000	133,812
Verizon Communications Incorporated	3.40	3-22-2041	445,000	324,917
Verizon Communications Incorporated	4.13	8-15-2046	325,000	257,288
				1,317,382
Media: 2.76%
Charter Communications Operating LLC	2.80	4-1-2031	90,000	68,035
Charter Communications Operating LLC	4.20	3-15-2028	180,000	161,601
Charter Communications Operating LLC	4.91	7-23-2025	55,000	53,634
Comcast Corporation	3.40	4-1-2030	100,000	87,952
Magallanes Incorporated 144A	5.05	3-15-2042	75,000	56,118
Magallanes Incorporated 144A	5.14	3-15-2052	335,000	243,484
ViacomCBS Incorporated	4.95	1-15-2031	130,000	114,677
				785,501
Consumer discretionary: 2.07%
Automobiles: 0.65%
General Motors Company	6.13	10-1-2025	185,000	185,080
Hotels, restaurants & leisure: 1.23%
Hyatt Hotels Corporation	1.80	10-1-2024	315,000	295,325
McDonald's Corporation	1.45	9-1-2025	30,000	27,353
McDonald's Corporation	4.20	4-1-2050	35,000	28,070
				350,748
Specialty retail: 0.19%
Lowe's Companies Incorporated	4.25	4-1-2052	70,000	53,599
Consumer staples: 1.00%
Food products: 0.39%
Smithfield Foods Incorporated 144A	3.00	10-15-2030	145,000	111,960
Tobacco: 0.61%
BAT Capital Corporation	4.54	8-15-2047	260,000	172,263
Energy: 7.10%
Oil, gas & consumable fuels: 7.10%
BP Capital Markets America Incorporated	2.94	6-4-2051	345,000	219,105
Energy Transfer Operating Partners LP	3.75	5-15-2030	160,000	135,482
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  11

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Energy Transfer Operating Partners LP	6.25%	4-15-2049	$390,000	$ 345,979
Exxon Mobil Corporation	2.61	10-15-2030	260,000	220,265
Kinder Morgan Energy Partners LP	5.40	9-1-2044	200,000	169,438
Marathon Petroleum Corporation	3.80	4-1-2028	220,000	196,846
MPLX LP	4.00	3-15-2028	315,000	286,949
Sabine Pass Liquefaction LLC	4.50	5-15-2030	110,000	100,207
Sabine Pass Liquefaction LLC	5.75	5-15-2024	345,000	346,263
				2,020,534
Financials: 15.52%
Banks: 6.16%
Bank of America Corporation	4.13	1-22-2024	555,000	550,463
Citigroup Incorporated (U.S. SOFR +1.17%) ±	2.56	5-1-2032	170,000	130,503
Citigroup Incorporated	3.30	4-27-2025	520,000	495,133
JPMorgan Chase & Company (U.S. SOFR +1.25%) ±	2.58	4-22-2032	150,000	116,273
JPMorgan Chase & Company (U.S. SOFR +2.52%) ±	2.96	5-13-2031	145,000	114,854
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	145,000	132,941
Santander Holdings USA Incorporated	4.40	7-13-2027	230,000	211,557
				1,751,724
Capital markets: 5.37%
Belrose Funding Trust 144A	2.33	8-15-2030	185,000	139,514
Blackrock Incorporated	1.90	1-28-2031	35,000	27,326
Goldman Sachs Group Incorporated (U.S. SOFR +1.41%) ±	3.10	2-24-2033	115,000	91,339
Intercontinental Exchange Incorporated	3.00	6-15-2050	140,000	91,517
Intercontinental Exchange Incorporated	3.75	12-1-2025	130,000	125,447
Morgan Stanley	3.13	7-27-2026	565,000	520,260
Morgan Stanley	3.70	10-23-2024	310,000	302,143
S&P Global Incorporated	1.25	8-15-2030	100,000	74,873
S&P Global Incorporated	2.30	8-15-2060	90,000	47,386
State Street Corporation	2.40	1-24-2030	130,000	108,434
				1,528,239
Consumer finance: 2.68%
Aviation Capital Group Corporation 144A	5.50	12-15-2024	305,000	295,257
Ford Motor Credit Company LLC	3.40	1-15-2026	155,000	136,762
Hyundai Capital America Corporation 144A	1.80	10-15-2025	295,000	262,361
Hyundai Capital America Corporation 144A	1.80	1-10-2028	85,000	67,707
				762,087
Insurance: 1.31%
American International Group Incorporated	4.75	4-1-2048	330,000	282,956
Brighthouse Financial Incorporated	4.70	6-22-2047	77,000	54,505
Unum Group	4.50	12-15-2049	50,000	35,106
				372,567
Health care: 3.14%
Biotechnology: 0.54%
AbbVie Incorporated	4.25	11-21-2049	145,000	116,401
Amgen Incorporated	4.20	2-22-2052	45,000	35,275
				151,676
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Health care providers & services: 1.76%
Anthem Incorporated	2.25%	5-15-2030	$20,000	$ 16,134
Centene Corporation	2.45	7-15-2028	210,000	170,986
CVS Health Corporation	4.25	4-1-2050	110,000	86,091
CVS Health Corporation	4.30	3-25-2028	27,000	25,465
HCA Incorporated 144A	3.63	3-15-2032	130,000	105,175
HCA Incorporated 144A	4.38	3-15-2042	130,000	97,156
				501,007
Life sciences tools & services: 0.46%
Thermo Fisher Scientific Incorporated	1.50	10-1-2039	200,000	131,636
Pharmaceuticals: 0.38%
Bristol-Myers Squibb Company	2.55	11-13-2050	175,000	107,824
Industrials: 3.53%
Aerospace & defense: 0.89%
United Technologies Corporation	4.13	11-16-2028	270,000	252,263
Airlines: 0.69%
US Airways Group Incorporated	4.63	12-3-2026	216,424	195,554
Professional services: 0.92%
Equifax Incorporated	3.10	5-15-2030	175,000	145,282
Equifax Incorporated	2.35	9-15-2031	155,000	116,451
				261,733
Road & rail: 1.03%
Penske Truck Leasing Company LP 144A	3.45	7-1-2024	240,000	230,888
Union Pacific Corporation	2.40	2-5-2030	75,000	62,742
				293,630
Information technology: 7.01%
Communications equipment: 1.16%
Motorola Solutions Incorporated	4.60	2-23-2028	350,000	330,441
Electronic equipment, instruments & components: 0.44%
Jabil Incorporated	3.60	1-15-2030	150,000	125,237
IT services: 2.02%
Computershare US Incorporated	1.13	10-7-2031	200,000	143,269
Fiserv Incorporated	2.65	6-1-2030	45,000	36,484
Fiserv Incorporated	3.50	7-1-2029	140,000	121,805
Western Union Company	4.25	6-9-2023	275,000	273,820
				575,378
Semiconductors & semiconductor equipment: 1.68%
Intel Corporation	2.80	8-12-2041	265,000	178,588
Marvell Technology Incorporated	4.88	6-22-2028	80,000	74,980
Microchip Technology Incorporated	2.67	9-1-2023	230,000	224,144
				477,712
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  13

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Software: 1.11%
Oracle Corporation	2.88%	3-25-2031		$355,000	$ 279,976
Oracle Corporation	3.60	4-1-2050		55,000	34,414
					314,390
Technology hardware, storage & peripherals: 0.60%
Dell International LLC / EMC Corporation	5.45	6-15-2023		45,000	45,116
Dell International LLC / EMC Corporation	6.20	7-15-2030		95,000	92,456
NetApp Incorporated	2.70	6-22-2030		40,000	32,504
					170,076
Materials: 0.52%
Chemicals: 0.52%
Westlake Chemical Corporation	1.63	7-17-2029		200,000	147,037
Real estate: 1.92%
Equity REITs: 1.16%
Equinix Incorporated	2.15	7-15-2030		275,000	210,832
Sabra Health Care LP	3.20	12-1-2031		110,000	80,807
Vornado Realty LP	3.40	6-1-2031		50,000	38,259
					329,898
Real estate management & development: 0.76%
Simon Property Group LP	1.75	2-1-2028		60,000	49,710
Simon Property Group LP	3.25	9-13-2049		255,000	165,200
					214,910
Utilities: 2.21%
Electric utilities: 2.21%
Duke Energy Florida LLC	1.75	6-15-2030		90,000	70,155
New York State Electric & Gas Corporation 144A	3.25	12-1-2026		145,000	135,323
Oglethorpe Power Corporation	3.75	8-1-2050		125,000	87,746
Pacificorp	3.50	6-15-2029		295,000	266,172
Union Electric Company	2.95	3-15-2030		80,000	69,077
					628,473
Total Corporate bonds and notes (Cost $17,519,842)					14,620,559
Foreign corporate bonds and notes : 23.90%
Communication services: 0.31%
Wireless telecommunication services: 0.31%
Tele2 AB	2.13	5-15-2028	EUR	100,000	89,434
Consumer discretionary: 0.63%
Automobiles: 0.63%
Renault SA	2.38	5-25-2026	EUR	100,000	81,700
Volkswagen International Finance NV	3.13	3-28-2025	EUR	100,000	96,422
					178,122
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Consumer staples: 0.81%
Beverages: 0.31%
Coca-Cola European Partners plc	1.50%	11-8-2027	EUR	100,000	$ 87,394
Household products: 0.50%
Essity AB	0.25	2-8-2031	EUR	200,000	142,139
Energy: 1.84%
Oil, gas & consumable fuels: 1.84%
BP Capital Markets plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.88%) ʊ±	3.25	3-22-2026	EUR	100,000	86,911
BP Capital Markets plc (U.S. Treasury 3 Month Bill +4.17%) ʊ±	4.25	3-22-2027	GBP	100,000	93,511
National Grid Gas plc	1.13	1-14-2033	GBP	200,000	132,409
Shell International Finance BV	1.00	12-10-2030	GBP	150,000	116,117
TotalEnergies SE (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.75%) ±	2.71	12-29-2049	EUR	100,000	96,045
					524,993
Financials: 8.91%
Banks: 5.47%
Argenta Spaarbank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +1.10%) ±	1.38	2-8-2029	EUR	200,000	158,674
Banco de Sabadell SA	1.13	3-27-2025	EUR	100,000	88,406
Bankia SA	1.13	11-12-2026	EUR	100,000	84,737
Bankinter SA	0.63	10-6-2027	EUR	100,000	79,469
Bawag Group AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.30%) ±	2.38	3-26-2029	EUR	100,000	92,323
Belfius Bank SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.30%) ±	1.25	4-6-2034	EUR	200,000	145,855
BNP Paribas	1.25	3-19-2025	EUR	200,000	185,143
BPCE SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.75%) ±	1.50	1-13-2042	EUR	200,000	162,659
Credit Agricole Assurances	2.00	7-17-2030	EUR	200,000	151,110
Mizuho Financial Group (3 Month EURIBOR +0.72%) ±	0.47	9-6-2029	JPY	100,000	76,824
Natwest Group plc (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year +1.49%) ±	2.88	9-19-2026	GBP	100,000	97,997
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am +3.15%) ±	2.88	6-18-2032	EUR	100,000	76,764
Unicredit SpA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.80%) ±	2.73	1-15-2032	EUR	200,000	155,896
					1,555,857
Capital markets: 1.74%
Acciona Energia Financial Company	1.38	1-26-2032	EUR	100,000	74,652
Cellnex Finance Company SA	2.00	2-15-2033	EUR	100,000	63,650
Credit Suisse Group AG (UK Gilts 1 Year +2.23%) ±	2.25	6-9-2028	GBP	200,000	169,323
UBS Group AG (EURIBOR ICE Swap Rate 11:00am +0.80%) ±	1.00	3-21-2025	EUR	200,000	188,225
					495,850
Diversified financial services: 0.25%
CCEP Finance Ireland Company	0.88	5-6-2033	EUR	100,000	69,985
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  15

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Insurance: 1.45%
Berkshire Hathaway Incorporated	2.38%	6-19-2039	GBP	100,000	$ 71,753
Mandatum Life Insurance Company Limited (3 Month EURIBOR +2.30%) ±	1.88	10-4-2049	EUR	200,000	178,591
Sampo Oyj (3 Month EURIBOR +4.05%) ±	3.38	5-23-2049	EUR	100,000	83,516
Swiss Re Finance (Luxembourg) SA (EURIBOR ICE Swap Rate 11:00am +2.85%) ±	2.53	4-30-2050	EUR	100,000	78,040
					411,900
Health care: 2.75%
Biotechnology: 0.37%
GlaxoSmithKline Capital Incorporated	1.63	5-12-2035	GBP	150,000	105,468
Health care equipment & supplies: 1.81%
Koninklijke Philips NV	1.88	5-5-2027	EUR	200,000	179,710
Koninklijke Philips NV	2.13	11-5-2029	EUR	100,000	85,651
Molnlycke Holding AB	0.63	1-15-2031	EUR	200,000	139,901
Motability Operations Group plc	2.38	7-3-2039	GBP	150,000	108,609
					513,871
Pharmaceuticals: 0.57%
Bayer AG (EURIBOR ICE Swap Rate 11:00am +2.65%) ±	2.38	11-12-2079	EUR	100,000	84,930
Bayer AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.11%) ±	3.13	11-12-2079	EUR	100,000	78,164
					163,094
Industrials: 0.55%
Commercial services & supplies: 0.55%
Rentokil Initial plc	0.50	10-14-2028	EUR	200,000	155,797
Information technology: 1.23%
Communications equipment: 1.23%
Telefonaktiebolaget LM Ericsson	1.13	2-8-2027	EUR	200,000	163,195
Telefonica Deutschland Company	1.75	7-5-2025	EUR	200,000	186,293
					349,488
Materials: 1.43%
Chemicals: 0.94%
Arkema SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.57%) ʊ±	1.50	10-21-2025	EUR	100,000	81,834
Solvay SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.92%) ʊ±	4.25	12-4-2023	EUR	100,000	94,379
Syngenta Finance NV	3.38	4-16-2026	EUR	100,000	92,562
					268,775
Construction materials: 0.49%
Holcim Finance (Luxembourg) SA	0.50	4-23-2031	EUR	200,000	138,124
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Real estate: 1.89%
Equity REITs: 0.46%
Castellum Helsinki	0.88%	9-17-2029	EUR	100,000	$ 62,792
Tritax Big Box REIT plc	1.50	11-27-2033	GBP	100,000	67,119
					129,911
Real estate management & development: 1.43%
Akelius Residential Property AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.48%) ±	2.25	5-17-2081	EUR	100,000	75,464
Grand City Properties SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.18%) ʊ±	1.50	3-11-2026	EUR	100,000	68,825
Heimstaden Bostad AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.90%) ʊ±	3.63	10-14-2027	EUR	100,000	59,848
LEG Immobilien SE	0.75	6-30-2031	EUR	100,000	67,914
Vesteda Finance BV	0.75	10-18-2031	EUR	100,000	71,537
Vonovia SE	0.75	9-1-2032	EUR	100,000	63,736
					407,324
Utilities: 3.55%
Electric utilities: 2.50%
Electricite de France SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.86%) ʊ±	2.63	12-1-2027	EUR	200,000	137,368
Electricite de France SA	5.50	10-17-2041	GBP	100,000	93,524
ESB Finance Designated Activity Company	1.13	6-11-2030	EUR	100,000	80,204
Iberdrola International BV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.32%) ʊ±	1.87	1-28-2026	EUR	200,000	166,517
Reseau de Transport d'Electricite	1.88	10-23-2037	EUR	100,000	71,780
Tennet Holding	2.75	5-17-2042	EUR	200,000	161,281
					710,674
Gas utilities: 0.50%
APT Pipelines Limited	2.00	7-15-2030	EUR	180,000	143,224
Multi-utilities: 0.27%
Veolia Environnement SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.08%) ʊ±	2.00	11-15-2027	EUR	100,000	75,954
Water utilities: 0.28%
Thames Water Utilities Finance plc	0.88	1-31-2028	EUR	100,000	80,863
Total Foreign corporate bonds and notes (Cost $9,831,687)					6,798,241
Municipal obligations: 0.47%
New Jersey: 0.47%
Transportation revenue: 0.47%
New Jersey TTFA Transportation System Refunding Bond Series B	4.13	6-15-2042		$165,000	132,161
Total Municipal obligations (Cost $165,000)					132,161
U.S. Treasury securities: 2.50%
U.S. Treasury Bond	2.25	2-15-2052		190,000	138,047
U.S. Treasury Note	1.88	2-15-2032		80,000	67,788
U.S. Treasury Note	1.88	11-15-2051		330,000	218,225
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  17

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.75%	8-15-2032	$230,000	$ 210,306
U.S. Treasury Note	3.13	8-31-2027	80,000	76,738
Total U.S. Treasury securities (Cost $816,780)				711,104
Yankee corporate bonds and notes: 14.95%
Communication services: 2.45%
Media: 0.56%
WPP Finance Limited 2010	3.75	9-19-2024	165,000	160,009
Wireless telecommunication services: 1.89%
Telefonica Emisiones SAU	4.10	3-8-2027	250,000	231,304
Vodafone Group plc	4.38	5-30-2028	325,000	305,716
				537,020
Consumer discretionary: 0.45%
Internet & direct marketing retail: 0.45%
Prosus NV 144A	3.83	2-8-2051	230,000	127,632
Consumer staples: 1.20%
Household products: 1.20%
Reckitt Benckiser Treasury Services plc 144A	2.75	6-26-2024	355,000	341,868
Energy: 0.31%
Oil, gas & consumable fuels: 0.31%
Equinor ASA	2.38	5-22-2030	30,000	24,915
Saudi Arabian Oil Company 144A	4.38	4-16-2049	75,000	62,345
				87,260
Financials: 7.95%
Banks: 5.21%
Banco Santander SA	3.49	5-28-2030	200,000	160,432
Credit Suisse New York	3.63	9-9-2024	330,000	314,933
HSBC Holdings plc (U.S. SOFR +2.39%) ±	2.85	6-4-2031	200,000	153,092
HSBC Holdings plc	4.30	3-8-2026	230,000	220,357
National Australia Bank 144A	2.33	8-21-2030	260,000	193,593
Natwest Group plc	3.88	9-12-2023	290,000	285,849
Sumitomo Mitsui Financial Group	2.13	7-8-2030	200,000	153,184
				1,481,440
Capital markets: 0.52%
UBS Group AG (1 Year Treasury Constant Maturity +1.10%) 144A±	2.75	2-11-2033	200,000	148,586
Consumer finance: 0.99%
Avolon Holdings Limited 144A	4.38	5-1-2026	315,000	281,782
Diversified financial services: 0.40%
AerCap Ireland Capital	3.30	1-30-2032	150,000	112,810
Insurance: 0.83%
Athene Holding Limited	3.50	1-15-2031	295,000	236,256
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Information technology: 1.07%
Semiconductors & semiconductor equipment: 1.07%
NXP BV	3.40%	5-1-2030	$85,000	$ 70,838
NXP BV	3.88	6-18-2026	250,000	233,324
				304,162
Materials: 0.49%
Construction materials: 0.49%
Aliaxis Finance SA	0.88	11-8-2028	200,000	140,291
Real estate: 0.82%
Equity REITs: 0.82%
Scentre Group Trust 2 (5 Year Treasury Constant Maturity +4.69%) 144A±	5.13	9-24-2080	285,000	232,010
Utilities: 0.21%
Multi-utilities: 0.21%
Engie SA	1.00	10-26-2036	100,000	61,190
Total Yankee corporate bonds and notes (Cost $5,099,301)				4,252,316

		Yield	Shares
Short-term investments: 3.98%
Investment companies: 3.98%
Allspring Government Money Market Fund Select Class ♠∞		2.75	1,133,268	1,133,268
Total Short-term investments (Cost $1,133,268)				1,133,268
Total investments in securities (Cost $35,159,273)	98.98%			28,151,937
Other assets and liabilities, net	1.02			289,262
Total net assets	100.00%			$28,441,199

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
JPY	Japanese yen
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  19

Portfolio of investments—September 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,613,662	$10,304,415	$(10,784,809)	$0	$0	$1,133,268	1,133,268	$6,105
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
6,554,191 USD	6,750,000 EUR	State Street Bank & Trust Company	10-26-2022	$ 0	$ (71,144)
125,000 EUR	128,823 USD	State Street Bank & Trust Company	10-26-2022	1,444	0
1,104,460 USD	1,025,000 GBP	State Street Bank & Trust Company	10-26-2022	0	(40,548)
				$1,444	$(111,692)
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Global Investment Grade Credit Fund

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $34,026,005)	$ 27,018,669
Investments in affiliated securities, at value (cost $1,133,268)	1,133,268
Foreign currency, at value (cost $62,357)	63,464
Receivable for interest	293,486
Unrealized gains on forward foreign currency contracts	1,444
Prepaid expenses and other assets	54,679
Total assets	28,565,010
Liabilities
Unrealized losses on forward foreign currency contracts	111,692
Trustees’ fees and expenses payable	3,653
Management fee payable	794
Administration fees payable	785
Distribution fee payable	6
Accrued expenses and other liabilities	6,881
Total liabilities	123,811
Total net assets	$28,441,199
Net assets consist of
Paid-in capital	$ 34,033,416
Total distributable loss	(5,592,217)
Total net assets	$28,441,199
Computation of net asset value and offering price per share
Net assets – Class A	$ 56,464
Shares outstanding – Class A1	6,879
Net asset value per share – Class A	$8.21
Maximum offering price per share – Class A2	$8.60
Net assets – Class C	$ 23,005
Shares outstanding – Class C1	2,803
Net asset value per share – Class C	$8.21
Net assets – Class R6	$ 28,339,970
Shares outstanding – Class R6[1]	3,452,885
Net asset value per share – Class R6	$8.21
Net assets – Institutional Class	$ 21,760
Shares outstanding – Institutional Class[1]	2,651
Net asset value per share – Institutional Class	$8.21
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  21

Statement of operations—year ended September 30, 2022

Investment income
Interest	$ 1,061,891
Income from affiliated securities	6,105
Total investment income	1,067,996
Expenses
Management fee	145,792
Administration fees
Class A	14 [1]
Class C	13 [1]
Class R6	10,922
Institutional Class	20
Shareholder servicing fees
Class A	22 [1]
Class C	21 [1]
Distribution fee
Class C	52 [1]
Custody and accounting fees	10,349
Professional fees	48,709
Registration fees	20,597
Shareholder report expenses	17,756
Trustees’ fees and expenses	21,835
Other fees and expenses	2,600
Total expenses	278,702
Less: Fee waivers and/or expense reimbursements
Fund-level	(114,548)
Class A	(4) [1]
Net expenses	164,150
Net investment income	903,846
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(809,444)
Forward foreign currency contracts	2,810,227
Net realized gains on investments	2,000,783
Net change in unrealized gains (losses) on
Unaffiliated securities	(9,385,573)
Forward foreign currency contracts	(280,697)
Net change in unrealized gains (losses) on investments	(9,666,270)
Net realized and unrealized gains (losses) on investments	(7,665,487)
Net decrease in net assets resulting from operations	$(6,761,641)
[1]	For the period from June 1, 2022 (commencement of class operations) to September 30, 2022
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Global Investment Grade Credit Fund

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment income		$ 903,846		$ 1,390,147
Net realized gains on investments		2,000,783		2,532,345
Net change in unrealized gains (losses) on investments		(9,666,270)		(2,132,176)
Net increase (decrease) in net assets resulting from operations		(6,761,641)		1,790,316
Distributions to shareholders from
Net investment income and net realized gains
Class A		(185) [1]		N/A
Class C		(132) [1]		N/A
Class R6		(2,441,309)		(3,431,984)
Institutional Class		(1,586)		(1,386)
Total distributions to shareholders		(2,443,212)		(3,433,370)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,857 [1]	58,655 [1]	N/A	N/A
Class C	2,787 [1]	25,000 [1]	N/A	N/A
Class R6	186,222	1,837,385	1,105,335	12,046,379
		1,921,040		12,046,379
Reinvestment of distributions
Class A	22 [1]	185 [1]	N/A	N/A
Class C	16 [1]	132 [1]	N/A	N/A
Class R6	244,985	2,426,080	217,161	2,350,779
Institutional Class	151	1,484	0	0
		2,427,881		2,350,779
Payment for shares redeemed
Class R6	(1,227,364)	(12,042,103)	(4,117,900)	(44,289,615)
Net decrease in net assets resulting from capital share transactions		(7,693,182)		(29,892,457)
Total decrease in net assets		(16,898,035)		(31,535,511)
Net assets
Beginning of period		45,339,234		76,874,745
End of period		$ 28,441,199		$ 45,339,234
[1]	For the period from June 1, 2022 (commencement of class operations) to September 30, 2022
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
Year ended September 30
Class A	2022 [1]
Net asset value, beginning of period	$8.97
Net investment income	0.07 [2]
Net realized and unrealized gains (losses) on investments	(0.76)
Total from investment operations	(0.69)
Distributions to shareholders from
Net investment income	(0.07)
Net asset value, end of period	$8.21
Total return[3]	(7.76)%
Ratios to average net assets (annualized)
Gross expenses	1.18%
Net expenses	0.83%
Net investment income	2.45%
Supplemental data
Portfolio turnover rate	21%
Net assets, end of period (000s omitted)	$56

[1]	For the period from June 1, 2022 (commencement of class operations) to September 30, 2022
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Global Investment Grade Credit Fund

Financial highlights
(For a share outstanding throughout each period)
Year ended September 30
Class C	2022 [1]
Net asset value, beginning of period	$8.97
Net investment income	0.05 [2]
Net realized and unrealized gains (losses) on investments	(0.76)
Total from investment operations	(0.71)
Distributions to shareholders from
Net investment income	(0.05)
Net asset value, end of period	$8.21
Total return[3]	(7.96)%
Ratios to average net assets (annualized)
Gross expenses	1.80%
Net expenses	1.51%
Net investment income	1.75%
Supplemental data
Portfolio turnover rate	21%
Net assets, end of period (000s omitted)	$23

[1]	For the period from June 1, 2022 (commencement of class operations) to September 30, 2022
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$10.66	$10.91	$10.75	$10.00
Net investment income	0.24 [2]	0.24 [2]	0.24 [2]	0.13
Net realized and unrealized gains (losses) on investments	(2.06)	0.07	0.39	0.73
Total from investment operations	(1.82)	0.31	0.63	0.86
Distributions to shareholders from
Net investment income	(0.23)	(0.31)	(0.34)	(0.11)
Net realized gains	(0.40)	(0.25)	(0.13)	0.00
Total distributions to shareholders	(0.63)	(0.56)	(0.47)	(0.11)
Net asset value, end of period	$8.21	$10.66	$10.91	$10.75
Total return[3]	(17.97)%	2.86%	6.10%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.68%	0.77%	0.86%
Net expenses	0.45%	0.45%	0.45%	0.45%
Net investment income	2.48%	2.22%	2.29%	2.34%
Supplemental data
Portfolio turnover rate	21%	28%	79%	36%
Net assets, end of period (000s omitted)	$28,340	$45,313	$76,847	$96,835

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Global Investment Grade Credit Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$10.66	$10.91	$10.75	$10.00
Net investment income	0.23 [2]	0.23	0.24	0.14
Net realized and unrealized gains (losses) on investments	(2.05)	0.07	0.38	0.72
Total from investment operations	(1.82)	0.30	0.62	0.86
Distributions to shareholders from
Net investment income	(0.23)	(0.30)	(0.33)	(0.11)
Net realized gains	(0.40)	(0.25)	(0.13)	0.00
Total distributions to shareholders	(0.63)	(0.55)	(0.46)	(0.11)
Net asset value, end of period	$8.21	$10.66	$10.91	$10.75
Total return[3]	(18.01)%	2.81%	6.04%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.73%	0.83%	0.97%
Net expenses	0.50%	0.50%	0.50%	0.50%
Net investment income	2.47%	2.18%	2.24%	2.34%
Supplemental data
Portfolio turnover rate	21%	28%	79%	36%
Net assets, end of period (000s omitted)	$22	$27	$27	$27

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Global Investment Grade Credit Fund  |  27

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Global Investment Grade Credit Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

28  |  Allspring Global Investment Grade Credit Fund

Notes to financial statements
resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $33,609,125 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 191
Gross unrealized losses	(5,567,627)
Net unrealized losses	$(5,567,436)
As of September 30, 2022, the Fund had current year deferred post-October capital losses consisting of $(119,280) in short-term capital losses and $64,770 in long-term capital gains which will be recognized in the first day of the following fiscal year.

Allspring Global Investment Grade Credit Fund  |  29

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$ 0	$ 504,288	$0	$ 504,288
Corporate bonds and notes	0	14,620,559	0	14,620,559
Foreign corporate bonds and notes	0	6,798,241	0	6,798,241
Municipal obligations	0	132,161	0	132,161
U.S. Treasury securities	711,104	0	0	711,104
Yankee corporate bonds and notes	0	4,252,316	0	4,252,316
Short-term investments
Investment companies	1,133,268	0	0	1,133,268
	1,844,372	26,307,565	0	28,151,937
Forward foreign currency contracts	0	1,444	0	1,444
Total assets	$1,844,372	$26,309,009	$0	$28,153,381
Liabilities
Forward foreign currency contracts	$ 0	$ 111,692	$0	$ 111,692
Total liabilities	$ 0	$ 111,692	$0	$ 111,692
Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.

30  |  Allspring Global Investment Grade Credit Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, are subadvisers to the Fund and are each entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the

Allspring Global Investment Grade Credit Fund  |  31

Notes to financial statements
caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.83%
Class C	1.58
Class R6	0.45
Institutional Class	0.50
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$2,504,745	$4,882,859	$2,350,969	$11,532,108
6. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2022, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $427,673 in forward foreign currency contracts to buy and $12,810,655 in forward foreign currency contracts to sell during the year ended September 30, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street Bank & Trust Company	$1,444	$(1,444)	$0	$0

32  |  Allspring Global Investment Grade Credit Fund

Notes to financial statements
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets
State Street Bank & Trust Company	$111,692	$1,444	$0	$110,248
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$1,035,403	$2,753,989
Long-term capital gain	1,407,809	679,381
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred
$35,111	$(5,572,818)	$(54,510)
9. CONCENTRATION RISK
A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of September 30, 2022, Allspring Funds Management or one of its affiliates owned 100% of Class R6 of the Fund.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Global Investment Grade Credit Fund  |  33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Global Investment Grade Credit Fund (formerly, Wells Fargo Global Investment Grade Credit Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the three-year period then ended and the period from February 28, 2019 (commencement of operations) to September 30, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the three-year period then ended and the period from February 28, 2019 to September 30, 2019., in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

34  |  Allspring Global Investment Grade Credit Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $1,407,809 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
For the fiscal year ended September 30, 2022, $611,273 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2022, $142,012 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Global Investment Grade Credit Fund  |  35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Allspring Global Investment Grade Credit Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Global Investment Grade Credit Fund  |  37

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38  |  Allspring Global Investment Grade Credit Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Global Investment Grade Credit Fund  |  39

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00335 11-22
A294/AR294 09-22

Annual Report
September 30, 2022
Allspring
C&B Mid Cap Value Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring C&B Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring C&B Mid Cap Value Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring C&B Mid Cap Value Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring C&B Mid Cap Value Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks maximum long-term return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Allspring Funds Management, LLC
Subadviser	Cooke & Bieler, L.P.
Portfolio managers	Andrew B. Armstrong, CFA®‡, Wesley Lim, CFA®‡, Steve Lyons, CFA®‡, Michael M. Meyer, CFA®‡, Edward W. O'Connor, CFA®‡, R. James O'Neil, CFA®‡, Mehul Trivedi, CFA®‡, William Weber, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (CBMAX)	7-26-2004	-24.40	1.50	7.76	-19.80	2.71	8.40	1.26	1.26
Class C (CBMCX)	7-26-2004	-21.42	1.98	7.77	-20.42	1.98	7.77	2.01	2.01
Class R6 (CBMYX)[3]	7-31-2018	–	–	–	-19.43	3.16	8.81	0.83	0.81
Administrator Class (CBMIX)	7-26-2004	–	–	–	-19.72	2.81	8.49	1.18	1.16
Institutional Class (CBMSX)	7-26-2004	–	–	–	-19.52	3.08	8.76	0.93	0.91
Russell Midcap® Value Index[4]	–	–	–	–	-13.56	4.76	9.44	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.25% for Class A, 2.00% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring C&B Mid Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring C&B Mid Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2022.
■	Stock selection within consumer discretionary, health care, and industrials, as well as the underweight to energy, detracted from results.
■	Stock selection within financials and communication services, as well as the underweight to real estate and communication services, contributed to results.
High inflation and rising interest rates dominated the period.
U.S. equity indexes posted their third consecutive quarter of negative returns, further adding to a negative trailing 12-month period. Bonds offered little sanctuary as Federal Reserve (Fed) officials raised rates for the fifth time this year and 10-year Treasury yields spiked. Persistently high inflation and rising interest rates united investors in their pessimism. A global flight to safety drove the U.S. dollar to new heights, but outcomes grew muddled from there. Despite nearly 25% declines in underlying oil prices, energy stocks powered through and still posted top results. Conversely, high-yielding, perceived domestic safe havens such as real estate began to underperform in the face of higher interest rates. Investors shrugged off rising rates elsewhere, though, as value stocks bested their growth counterparts on the theory their results would be less affected by recession.
Ten largest holdings (%) as of September 30, 2022[1]
Arrow Electronics Incorporated	3.39
Arch Capital Group Limited	3.27
AerCap Holdings NV	3.09
State Street Corporation	2.85
Fidelity National Financial Incorporated	2.73
Gentex Corporation	2.66
Gildan Activewear Incorporated	2.63
TE Connectivity Limited	2.60
Globe Life Incorporated	2.56
Progressive Corporation	2.54
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Market disruptions created compelling opportunities.
We continued to find compelling opportunities for the Fund as market disruptions created pockets of valuation weakness despite strong fundamentals. We initiated positions across multiple sectors and industries, including consumer discretionary company CarMax; financials firms Synchrony
Financial and CBOE Global Markets; industrials company ESAB Corp.; real estate firm CBRE Group; and information technology (IT) company Open Text Corp. Notably, there was a pattern of some movement into more cyclical companies that have been hurt by recession fears. In order to make room for these holdings, we eliminated financials holding Alleghany Corp., industrials holding Leidos, IT firm Amdocs Ltd., and materials company Reliance Steel.
The largest detractors from the Fund were consumer-adjacent companies, such as Helen of Troy, Stanley Black & Decker, and Hanesbrands.
Helen of Troy, a diversified consumer and household products company, indicated that slower ordering patterns and inventory destocking at mass market retailers were likely to weigh on upcoming revenue and margin results, particularly in categories that witnessed outsized demand during the pandemic. Stanley Black & Decker, an industrial and household tool manufacturer, announced that expectations of future performance had been scaled back as investors became increasingly concerned about a retail inventory correction. Hanesbrands, a manufacturer and marketer of basic apparel products, saw investors grow increasingly concerned about inventory reductions at retail stores. In addition, higher interest rates increased the company’s debt servicing costs. American Eagle Outfitters and Dentsply Sirona were the fourth- and fifth-largest detractors, respectively. From a positioning standpoint, the Fund’s underweight to energy and overweight to consumer discretionary were headwinds.
The largest stock contributors to the Fund’s return were led by insurance companies Alleghany, Arch Capital, and Progressive.
Alleghany, a reinsurance and specialty insurer, announced it was being acquired by Berkshire Hathaway at a 25% premium to both its book value and its pre-announcement stock price. Arch Capital, a Bermuda-based specialty property and casualty and mortgage insurer, continued to achieve strong operating results, growing its insurance premiums into a hard market environment and compounding book value

8  |  Allspring C&B Mid Cap Value Fund

Performance highlights (unaudited)
significantly versus the prior year. Progressive, a leading personal auto insurer in North America, was rewarded as it achieved strong underwriting results during the period. General Mills and Activision Blizzard were the fourth- and fifth-largest contributors, respectively. From a positioning standpoint, the Fund benefited from the underweight to real estate.
Sector allocation as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
The widespread persistence of inflationary pressures has forced the Fed to continue its aggressively tightening monetary policy, increasing both interest rates and the odds of a U.S. economic recession. This reality—along with continuing supply chain disruptions, conflict in Ukraine, and economic weakness abroad—has greatly soured investor sentiment for equities, particularly those of companies deemed to be economically sensitive. Across capitalization ranges, the consumer discretionary, industrials, and IT sectors have experienced year-to-date declines of 20% to 40% or more, with many stocks losing more than half of their value. This has presented a meaningful challenge to relative performance given the significant exposure to these sectors.
Although entering a recession overweighted to cyclical sectors is not ideal, we are increasingly convinced holdings in these sectors will be an important source of returns going forward. Underperformance tends to increase our already-exhaustive attention to detail. We have scrutinized the portfolio top to bottom, challenged our fundamental thesis drivers, and stress tested underlying business models and balance sheets. Our conclusion is that although some companies will likely be affected meaningfully by a recession, all have the balance sheet strength, favorable underlying economics, competitive advantages, and management talent to weather the storm.

Allspring C&B Mid Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 789.81	$ 5.56	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$ 6.28	1.24%
Class C
Actual	$1,000.00	$ 786.64	$ 8.96	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class R6
Actual	$1,000.00	$ 791.73	$ 3.59	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$ 4.05	0.80%
Administrator Class
Actual	$1,000.00	$ 790.22	$ 5.16	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$ 5.82	1.15%
Institutional Class
Actual	$1,000.00	$ 791.20	$ 4.04	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$ 4.56	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring C&B Mid Cap Value Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Common stocks: 98.47%
Communication services: 4.44%
Entertainment: 1.92%
Activision Blizzard Incorporated	109,250	$ 8,121,645
Media: 2.52%
Omnicom Group Incorporated	168,650	10,640,129
Consumer discretionary: 15.67%
Auto components: 2.66%
Gentex Corporation	471,268	11,235,029
Household durables: 3.89%
Helen of Troy Limited †	99,909	9,635,224
Whirlpool Corporation	50,250	6,774,203
		16,409,427
Leisure products: 1.54%
Hasbro Incorporated	96,620	6,514,120
Specialty retail: 3.54%
American Eagle Outfitters Incorporated «	593,530	5,775,047
CarMax Incorporated †	138,860	9,167,537
		14,942,584
Textiles, apparel & luxury goods: 4.04%
Gildan Activewear Incorporated	392,680	11,101,064
HanesBrands Incorporated	857,758	5,969,996
		17,071,060
Consumer staples: 2.39%
Food products: 2.39%
General Mills Incorporated	69,500	5,324,395
Ingredion Incorporated	59,420	4,784,498
		10,108,893
Energy: 2.34%
Oil, gas & consumable fuels: 2.34%
The Williams Companies Incorporated	344,500	9,863,035
Financials: 25.90%
Banks: 1.16%
Commerce Bancshares Incorporated	74,002	4,895,972
Capital markets: 4.15%
Cboe Global Markets Incorporated	47,100	5,528,127
State Street Corporation	197,550	12,013,016
		17,541,143
The accompanying notes are an integral part of these financial statements.

Allspring C&B Mid Cap Value Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Consumer finance: 3.43%
FirstCash Holdings Incorporated	132,415	$ 9,712,640
Synchrony Financial	169,500	4,778,205
		14,490,845
Insurance: 14.95%
Arch Capital Group Limited †	302,995	13,798,392
Fidelity National Financial Incorporated	318,277	11,521,627
Globe Life Incorporated	108,200	10,787,540
Progressive Corporation	92,444	10,742,917
RenaissanceRe Holdings Limited	59,451	8,346,326
The Allstate Corporation	63,500	7,907,655
		63,104,457
Thrifts & mortgage finance: 2.21%
Essent Group Limited	267,070	9,312,731
Health care: 12.58%
Health care equipment & supplies: 7.39%
Baxter International Incorporated	166,750	8,981,155
Dentsply Sirona Incorporated	286,450	8,120,858
Enovis Corporation	117,190	5,398,943
Integra LifeSciences Holdings Corporation †	205,463	8,703,413
		31,204,369
Health care providers & services: 1.48%
Laboratory Corporation of America Holdings	30,540	6,254,897
Life sciences tools & services: 1.55%
Syneos Health Incorporated †	138,734	6,541,308
Pharmaceuticals: 2.16%
Perrigo Company plc	255,790	9,121,471
Industrials: 22.10%
Aerospace & defense: 4.69%
BWX Technologies Incorporated	166,630	8,393,153
Huntington Ingalls Industries Incorporated	15,220	3,371,230
Woodward Incorporated	99,987	8,024,957
		19,789,340
Building products: 1.91%
Armstrong World Industries Incorporated	101,640	8,052,937
Commercial services & supplies: 2.54%
IAA Incorporated †	337,004	10,733,577
Electrical equipment: 3.53%
Acuity Brands Incorporated	45,220	7,120,793
AMETEK Incorporated	68,660	7,786,731
		14,907,524
Machinery: 6.35%
ESAB Corporation	232,090	7,742,522
Gates Industrial Corporation plc †	529,550	5,168,408
The accompanying notes are an integral part of these financial statements.

12  |  Allspring C&B Mid Cap Value Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Machinery (continued)
PACCAR Incorporated	70,507	$ 5,900,731
Stanley Black & Decker Incorporated	106,140	7,982,789
		26,794,450
Trading companies & distributors: 3.08%
AerCap Holdings NV †	307,800	13,029,174
Information technology: 9.99%
Electronic equipment, instruments & components: 5.99%
Arrow Electronics Incorporated	155,166	14,304,754
TE Connectivity Limited	99,285	10,957,093
		25,261,847
Semiconductors & semiconductor equipment: 2.37%
MKS Instruments Incorporated	121,153	10,012,084
Software: 1.63%
Open Text Corporation	260,240	6,880,746
Real estate: 1.47%
Real estate management & development: 1.47%
CBRE Group Incorporated Class A †	91,910	6,204,844
Utilities: 1.59%
Gas utilities: 1.59%
Atmos Energy Corporation	65,800	6,701,730
Total Common stocks (Cost $417,756,262)		415,741,368

		Yield
Short-term investments: 3.08%
Investment companies: 3.08%
Allspring Government Money Market Fund Select Class ♠∞		2.75%	7,211,111	7,211,111
Securities Lending Cash Investments LLC ♠∩∞		3.08	5,778,950	5,778,950
Total Short-term investments (Cost $12,990,061)				12,990,061
Total investments in securities (Cost $430,746,323)	101.55%			428,731,429
Other assets and liabilities, net	(1.55)			(6,554,215)
Total net assets	100.00%			$422,177,214

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Mid Cap Value Fund  |  13

Portfolio of investments—September 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,643,193	$280,328,004	$(279,760,086)	$0	$0	$ 7,211,111	7,211,111	$ 33,068
Securities Lending Cash Investments LLC	0	116,880,778	(111,101,828)	0	0	5,778,950	5,778,950	45,836 #
				$0	$0	$12,990,061		$78,904

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring C&B Mid Cap Value Fund

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $5,485,774 of securities loaned), at value (cost $417,756,262)	$ 415,741,368
Investments in affiliated securities, at value (cost $12,990,061)	12,990,061
Receivable for dividends	400,659
Receivable for Fund shares sold	262,772
Receivable for securities lending income, net	1,666
Prepaid expenses and other assets	93,143
Total assets	429,489,669
Liabilities
Payable upon receipt of securities loaned	5,778,950
Payable for investments purchased	656,088
Payable for Fund shares redeemed	489,483
Management fee payable	290,379
Administration fees payable	58,782
Distribution fee payable	1,283
Trustees’ fees and expenses payable	1,265
Accrued expenses and other liabilities	36,225
Total liabilities	7,312,455
Total net assets	$422,177,214
Net assets consist of
Paid-in capital	$ 405,198,972
Total distributable earnings	16,978,242
Total net assets	$422,177,214
Computation of net asset value and offering price per share
Net assets – Class A	$ 96,105,759
Shares outstanding – Class A1	2,717,779
Net asset value per share – Class A	$35.36
Maximum offering price per share – Class A2	$37.52
Net assets – Class C	$ 1,752,257
Shares outstanding – Class C1	54,498
Net asset value per share – Class C	$32.15
Net assets – Class R6	$ 17,055,128
Shares outstanding – Class R6[1]	476,333
Net asset value per share – Class R6	$35.81
Net assets – Administrator Class	$ 13,029,814
Shares outstanding – Administrator Class[1]	363,366
Net asset value per share – Administrator Class	$35.86
Net assets – Institutional Class	$ 294,234,256
Shares outstanding – Institutional Class[1]	8,226,818
Net asset value per share – Institutional Class	$35.77
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Mid Cap Value Fund  |  15

Statement of operations—year ended September 30, 2022

Investment income
Dividends (net of foreign withholdings taxes of $53,992)	$ 9,762,295
Income from affiliated securities	48,548
Total investment income	9,810,843
Expenses
Management fee	4,724,569
Administration fees
Class A	268,557
Class C	6,025
Class R6	6,410
Administrator Class	24,412
Institutional Class	602,604
Shareholder servicing fees
Class A	319,710
Class C	7,167
Administrator Class	46,707
Distribution fee
Class C	21,483
Custody and accounting fees	29,565
Professional fees	51,276
Registration fees	95,528
Shareholder report expenses	80,474
Trustees’ fees and expenses	21,953
Interest expense	481
Other fees and expenses	13,252
Total expenses	6,320,173
Less: Fee waivers and/or expense reimbursements
Fund-level	(59,961)
Class A	(5,619)
Class R6	(2,125)
Administrator Class	(1,868)
Institutional Class	(46,102)
Net expenses	6,204,498
Net investment income	3,606,345
Realized and unrealized gains (losses) on investments
Net realized gains on investments	32,049,456
Net change in unrealized gains (losses) on investments	(148,146,298)
Net realized and unrealized gains (losses) on investments	(116,096,842)
Net decrease in net assets resulting from operations	$(112,490,497)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring C&B Mid Cap Value Fund

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment income		$ 3,606,345		$ 1,931,547
Net realized gains on investments		32,049,456		63,781,946
Net change in unrealized gains (losses) on investments		(148,146,298)		119,031,625
Net increase (decrease) in net assets resulting from operations		(112,490,497)		184,745,118
Distributions to shareholders from
Net investment income and net realized gains
Class A		(12,663,809)		(227,113)
Class C		(414,701)		0
Class R6		(2,090,622)		(81,410)
Administrator Class		(2,175,381)		(56,758)
Institutional Class		(48,137,552)		(1,735,542)
Total distributions to shareholders		(65,482,065)		(2,100,823)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	102,705	4,585,571	266,477	11,903,917
Class C	2,317	102,968	62,834	2,564,058
Class R6	71,915	3,210,874	174,904	8,622,402
Administrator Class	87,164	3,823,768	94,814	4,369,994
Institutional Class	3,568,693	162,182,510	4,488,272	206,320,931
		173,905,691		233,781,302
Reinvestment of distributions
Class A	268,854	12,251,625	5,249	219,839
Class C	9,955	414,701	0	0
Class R6	35,855	1,655,325	1,185	50,016
Administrator Class	46,880	2,165,321	1,331	56,369
Institutional Class	1,041,926	48,045,059	41,072	1,733,252
		64,532,031		2,059,476
Payment for shares redeemed
Class A	(515,897)	(22,656,685)	(459,731)	(20,683,839)
Class C	(52,619)	(2,205,246)	(68,723)	(2,762,614)
Class R6	(77,649)	(3,416,512)	(79,525)	(3,851,168)
Administrator Class	(293,190)	(13,583,368)	(254,333)	(11,616,949)
Institutional Class	(6,893,246)	(300,962,171)	(3,100,252)	(134,469,367)
		(342,823,982)		(173,383,937)
Net increase (decrease) in net assets resulting from capital share transactions		(104,386,260)		62,456,841
Total increase (decrease) in net assets		(282,358,822)		245,101,136
Net assets
Beginning of period		704,536,036		459,434,900
End of period		$ 422,177,214		$ 704,536,036
The accompanying notes are an integral part of these financial statements.

Allspring C&B Mid Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$48.43	$34.40	$39.67	$37.88	$35.07
Net investment income	0.14	0.03	0.10 [1]	0.16	0.06
Net realized and unrealized gains (losses) on investments	(8.72)	14.08	(4.21)	1.69	2.75
Total from investment operations	(8.58)	14.11	(4.11)	1.85	2.81
Distributions to shareholders from
Net investment income	(0.04)	(0.08)	(0.15)	(0.06)	(0.00) [2]
Net realized gains	(4.45)	0.00	(1.01)	0.00	0.00
Total distributions to shareholders	(4.49)	(0.08)	(1.16)	(0.06)	(0.00) [2]
Net asset value, end of period	$35.36	$48.43	$34.40	$39.67	$37.88
Total return[3]	(19.80)%	41.04%	(10.81)%	4.91%	8.02%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.25%	1.27%	1.29%	1.29%
Net expenses	1.24%	1.24%	1.25%	1.25%	1.25%
Net investment income	0.31%	0.05%	0.29%	0.43%	0.16%
Supplemental data
Portfolio turnover rate	40%	47%	45%	42%	39%
Net assets, end of period (000s omitted)	$96,106	$138,604	$104,922	$106,975	$111,354

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring C&B Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$44.70	$31.94	$36.98	$35.51	$33.12
Net investment loss	(0.18) [1]	(0.30) [1]	(0.16) [1]	(0.12) [1]	(0.20) [1]
Net realized and unrealized gains (losses) on investments	(7.92)	13.06	(3.87)	1.59	2.59
Total from investment operations	(8.10)	12.76	(4.03)	1.47	2.39
Distributions to shareholders from
Net realized gains	(4.45)	0.00	(1.01)	0.00	0.00
Net asset value, end of period	$32.15	$44.70	$31.94	$36.98	$35.51
Total return[2]	(20.42)%	39.98%	(11.32)%	4.14%	7.22%
Ratios to average net assets (annualized)
Gross expenses	2.00%	1.99%	2.01%	2.04%	2.04%
Net expenses	1.99%	1.99%	2.00%	2.00%	2.00%
Net investment loss	(0.45)%	(0.72)%	(0.47)%	(0.36)%	(0.59)%
Supplemental data
Portfolio turnover rate	40%	47%	45%	42%	39%
Net assets, end of period (000s omitted)	$1,752	$4,240	$3,217	$4,592	$8,371

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Mid Cap Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020	2019	2018 [1]
Net asset value, beginning of period	$48.97	$34.77	$40.06	$38.27	$37.39
Net investment income	0.33	0.24	0.27	0.35 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	(8.80)	14.20	(4.25)	1.67	0.80
Total from investment operations	(8.47)	14.44	(3.98)	2.02	0.88
Distributions to shareholders from
Net investment income	(0.24)	(0.24)	(0.30)	(0.23)	0.00
Net realized gains	(4.45)	0.00	(1.01)	0.00	0.00
Total distributions to shareholders	(4.69)	(0.24)	(1.31)	(0.23)	0.00
Net asset value, end of period	$35.81	$48.97	$34.77	$40.06	$38.27
Total return[3]	(19.43)%	41.66%	(10.42)%	5.39%	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.84%	0.86%	0.86%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	0.75%	0.49%	0.73%	0.95%	1.24%
Supplemental data
Portfolio turnover rate	40%	47%	45%	42%	39%
Net assets, end of period (000s omitted)	$17,055	$21,853	$12,156	$15,112	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring C&B Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$49.03	$34.80	$40.14	$38.35	$35.52
Net investment income	0.17 [1]	0.07 [1]	0.14 [1]	0.20 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(8.83)	14.25	(4.27)	1.70	2.78
Total from investment operations	(8.66)	14.32	(4.13)	1.90	2.88
Distributions to shareholders from
Net investment income	(0.06)	(0.09)	(0.20)	(0.11)	(0.05)
Net realized gains	(4.45)	0.00	(1.01)	0.00	0.00
Total distributions to shareholders	(4.51)	(0.09)	(1.21)	(0.11)	(0.05)
Net asset value, end of period	$35.86	$49.03	$34.80	$40.14	$38.35
Total return	(19.72)%	41.19%	(10.74)%	5.03%	8.13%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.19%	1.21%	1.21%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.38%	0.14%	0.38%	0.53%	0.26%
Supplemental data
Portfolio turnover rate	40%	47%	45%	42%	39%
Net assets, end of period (000s omitted)	$13,030	$25,617	$23,691	$24,036	$20,960

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring C&B Mid Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$48.93	$34.74	$40.04	$38.26	$35.41
Net investment income	0.29 [1]	0.19	0.23 [1]	0.28	0.19
Net realized and unrealized gains (losses) on investments	(8.80)	14.20	(4.25)	1.70	2.78
Total from investment operations	(8.51)	14.39	(4.02)	1.98	2.97
Distributions to shareholders from
Net investment income	(0.20)	(0.20)	(0.27)	(0.20)	(0.12)
Net realized gains	(4.45)	0.00	(1.01)	0.00	0.00
Total distributions to shareholders	(4.65)	(0.20)	(1.28)	(0.20)	(0.12)
Net asset value, end of period	$35.77	$48.93	$34.74	$40.04	$38.26
Total return	(19.52)%	41.55%	(10.52)%	5.29%	8.41%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.94%	0.96%	0.96%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.65%	0.39%	0.64%	0.79%	0.56%
Supplemental data
Portfolio turnover rate	40%	47%	45%	42%	39%
Net assets, end of period (000s omitted)	$294,234	$514,222	$315,449	$246,702	$200,335

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring C&B Mid Cap Value Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring C&B Mid Cap Value Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on February 18, 2022.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

Allspring C&B Mid Cap Value Fund  |  23

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $447,083,693 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 57,038,234
Gross unrealized losses	(75,390,498)
Net unrealized losses	$(18,352,264)
As of September 30, 2022, the Fund had current year deferred post-October capital losses consisting of $704,580 in short-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Allspring C&B Mid Cap Value Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 18,761,774	$0	$0	$ 18,761,774
Consumer discretionary	66,172,220	0	0	66,172,220
Consumer staples	10,108,893	0	0	10,108,893
Energy	9,863,035	0	0	9,863,035
Financials	109,345,148	0	0	109,345,148
Health care	53,122,045	0	0	53,122,045
Industrials	93,307,002	0	0	93,307,002
Information technology	42,154,677	0	0	42,154,677
Real estate	6,204,844	0	0	6,204,844
Utilities	6,701,730	0	0	6,701,730
Short-term investments
Investment companies	12,990,061	0	0	12,990,061
Total assets	$428,731,429	$0	$0	$428,731,429
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Allspring

Allspring C&B Mid Cap Value Fund  |  25

Notes to financial statements
Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.25%
Class C	2.00
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $678 from the sale of Class A shares and $8 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.

26  |  Allspring C&B Mid Cap Value Fund

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2022 were $246,269,252 and $417,216,084, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$4,252,010	$(4,252,010)	$0
JPMorgan Securities LLC	1,233,764	(1,233,764)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
During the year ended September 30, 2022, the Fund had average borrowings outstanding of $16,701 at an average rate of 2.88% and recorded interest in the amount of $481.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$10,837,951	$2,100,823
Long-term capital gain	54,644,114	0

Allspring C&B Mid Cap Value Fund  |  27

Notes to financial statements
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized losses	Post-October capital losses deferred
$2,422,095	$33,612,991	$(18,352,264)	$(704,580)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Allspring C&B Mid Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring C&B Mid Cap Value Fund (formerly, Wells Fargo C&B Mid Cap Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring C&B Mid Cap Value Fund  |  29

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 72% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $54,644,114 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $9,070,581 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $7,826,364 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring C&B Mid Cap Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring C&B Mid Cap Value Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring C&B Mid Cap Value Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring C&B Mid Cap Value Fund  |  33

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

34  |  Allspring C&B Mid Cap Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00338 11-22
A228/AR228 09-22

Annual Report
September 30, 2022
Allspring Common Stock Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Common Stock Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Common Stock Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Common Stock Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Common Stock Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Common Stock Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher G. Miller, CFA®‡, Garth B. Newport, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SCSAX)	11-30-2000	-24.67	3.68	7.68	-20.08	4.92	8.32	1.25	1.25
Class C (STSAX)	11-30-2000	-21.56	4.23	7.71	-20.56	4.23	7.71	2.00	2.00
Class R6 (SCSRX)[3]	6-28-2013	–	–	–	-19.77	5.35	8.77	0.82	0.82
Administrator Class (SCSDX)	7-30-2010	–	–	–	-19.87	5.46	8.68	1.17	1.10
Institutional Class (SCNSX)	7-30-2010	–	–	–	-19.78	5.33	8.74	0.92	0.85
Russell 2500™ Index[4]	–	–	–	–	-21.11	5.45	9.58	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.26% for Class A, 2.01% for Class C, 0.83% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Common Stock Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Common Stock Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2500™ Index, for the 12-month period that ended September 30, 2022.
■	Stock selection in financials, real estate, and information technology (IT) were the leading contributors to relative performance.
■	Underweights to the energy and utilities sectors were the largest detractors from performance.
Rising inflation and interest rates have weighed down equity markets.
The U.S. equity market peaked as we entered 2022 and has declined for three straight quarters on the back of Russia’s Ukraine invasion, rising global inflation, and the central bank’s responsive rate increases to counteract high inflation. As the year progressed, inflation remained stubbornly high (the May headline U.S. Consumer Price Index* increased 8.6% year over year), causing the Federal Reserve (Fed) to accelerate the pace of rate hikes throughout the year. The 0.25% increase in March was followed by another 0.50% in May and then 0.75% hikes in June, July, and September, leaving the federal funds rate at 3.00%, up from 0.00% to start the year. In addition to rate hikes, the Fed also looked to dampen liquidity with the start of quantitative tightening (reducing the size of its balance sheet) in June within the Treasury and mortgage-backed securities markets. Geopolitical fears (Russia/Ukraine) and other supply disruptions (China’s “zero-COVID-19” policy lockdowns) exacerbated the inflation situation and market fears.
Ten largest holdings (%) as of September 30, 2022[1]
Carlisle Companies Incorporated	2.13
Atkore Incorporated	2.05
Masonite International Corporation	2.01
Sun Communities Incorporated	1.95
HealthEquity Incorporated	1.95
Armstrong World Industries Incorporated	1.91
Ashland Global Holdings Incorporated	1.90
Bio-Rad Laboratories Incorporated Class A	1.86
VICI Properties Incorporated	1.84
Reinsurance Group of America Incorporated	1.81
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Amid this backdrop, the Fund’s benchmark, the Russell 2500™ Index, declined 21.11% for the 12-month period. High growth sectors, including communication services, consumer discretionary, and health care, were the worst-performing sectors in the benchmark, while energy, utilities, and materials performed the best.
Looking at the portfolio changes, the team added to relative sector weights in industrials, IT, and real estate. The team trimmed relative sector weights in financials and materials. Leading sector overweight positions versus the benchmark included industrials, IT, and real estate. Leading sector underweight positions included energy, financials, and utilities.
The financials and real estate sectors contributed while energy and utilities detracted.
Among sectors, financials and real estate were the leading contributors to performance due to positive stock selection. Within the financials sector, the largest contributor was Arch Capital Group, a leading insurance provider, as the company benefited from a strong pricing environment in its property and casualty business coupled with improving loss trends within mortgage insurance. In the real estate sector, VICI Properties, the leading gaming and leisure real estate investment trust, outperformed as it closed on two large property deals, improved its credit rating to investment grade, and continued to generate stable cash flows amid economic uncertainties.
Among sectors, energy and utilities were the leading detractors. Energy was the largest detractor due to the Fund’s underweight to the outperforming sector. The sector continued its strong performance as oil prices remain elevated due to supply pressures exacerbated by the Russia-Ukraine war. The utilities sector was also a detractor because of the Fund’s underweight to an outperforming sector. As inflation fears met economic slowdown worries, investors gravitated to the defensive characteristics of the utilities sector.

*	The Consumer Price Index (CPI) is ameasure of the average change over time in the prices paid by urban consumers for amarket basket of consumer goods and services. You cannot invest directly in an index.

8  |  Allspring Common Stock Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Economic growth expected to slow.
Amid the macro backdrop of a global central bank monetary tightening cycle and geopolitical tensions, we expect near-term economic growth to continue to slow. That said, the U.S. is entering this changing paradigm with relatively strong fundamentals and consumer balance sheets. This slowdown appears to be anticipated and understood by markets and corporate managers as investor sentiment sits at historically low levels and the valuation entry points into many high-quality businesses are increasingly attractive. While timing a turn is always difficult, the reset in expectations and valuations gives us confidence that the market has digested a lot of the slowdown to come.
We continue to feel comfortable with our portfolio positioning. A key outcome of our bottom-up, flexible, active core approach is the ability to migrate to wherever we find opportunities in the market. Our style-agnostic focus and private market value process provide access to a broader opportunity set for selecting stocks, which allows the team to better navigate volatility that arises when different investment styles come into or fall out of favor. The goal is to maintain balanced, all-weather portfolios that can navigate through the market cycle.

Allspring Common Stock Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 810.64	$5.58	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23	1.23%
Class C
Actual	$1,000.00	$ 808.04	$8.43	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.40	1.86%
Class R6
Actual	$1,000.00	$ 812.13	$3.77	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20	0.83%
Administrator Class
Actual	$1,000.00	$ 812.12	$5.00	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Institutional Class
Actual	$1,000.00	$ 812.10	$3.86	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Common Stock Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Common stocks: 97.20%
Communication services: 1.11%
Interactive media & services: 1.11%
Bumble Incorporated Class A †	408,047	$ 8,768,930
Consumer discretionary: 11.40%
Auto components: 0.98%
Dana Incorporated	678,444	7,754,615
Diversified consumer services: 1.17%
Service Corporation International	159,799	9,226,794
Hotels, restaurants & leisure: 1.12%
Planet Fitness Incorporated Class A †	153,691	8,861,823
Household durables: 0.88%
Mohawk Industries Incorporated †	76,369	6,964,089
Internet & direct marketing retail: 1.40%
Revolve Group Incorporated †	456,468	9,900,791
The RealReal Incorporated †	783,388	1,175,082
		11,075,873
Specialty retail: 4.40%
Burlington Stores Incorporated †	97,598	10,920,240
Leslie's Incorporated †	702,320	10,331,127
National Vision Holdings Incorporated †	262,445	8,568,829
Tractor Supply Company	26,307	4,889,945
		34,710,141
Textiles, apparel & luxury goods: 1.45%
Deckers Outdoor Corporation †	36,478	11,403,388
Consumer staples: 3.64%
Food products: 0.98%
Nomad Foods Limited †	548,407	7,787,379
Household products: 1.23%
Church & Dwight Company Incorporated	135,529	9,682,192
Personal products: 1.43%
e.l.f. Beauty Incorporated †	229,075	8,617,802
The Honest Company Incorporated †	757,208	2,650,228
		11,268,030
Financials: 10.62%
Banks: 2.37%
Pinnacle Financial Partners Incorporated	102,851	8,341,216
Webster Financial Corporation	228,869	10,344,879
		18,686,095
The accompanying notes are an integral part of these financial statements.

Allspring Common Stock Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Capital markets: 2.00%
Cboe Global Markets Incorporated	85,303	$ 10,012,013
Raymond James Financial Incorporated	58,813	5,811,901
		15,823,914
Insurance: 5.12%
Arch Capital Group Limited †	290,610	13,234,379
Axis Capital Holdings Limited	262,191	12,886,688
Reinsurance Group of America Incorporated	113,396	14,266,351
		40,387,418
Thrifts & mortgage finance: 1.13%
Essent Group Limited	256,478	8,943,388
Health care: 12.42%
Biotechnology: 0.22%
Sage Therapeutics Incorporated †	43,866	1,717,793
Health care equipment & supplies: 4.78%
Haemonetics Corporation †	178,238	13,194,959
Integer Holdings Corporation †	159,019	9,895,752
LivaNova plc †	233,511	11,855,353
ViewRay Incorporated †	754,554	2,746,577
		37,692,641
Health care providers & services: 3.46%
HealthEquity Incorporated †	228,723	15,363,324
Humana Incorporated	24,535	11,904,137
		27,267,461
Health care technology: 0.54%
Schrodinger Incorporated †	171,853	4,292,888
Life sciences tools & services: 3.42%
Azenta Incorporated	186,083	7,975,517
Bio-Rad Laboratories Incorporated Class A †	35,253	14,705,436
Codexis Incorporated †	362,819	2,198,683
Sotera Health Company †	310,899	2,120,331
		26,999,967
Industrials: 24.43%
Aerospace & defense: 1.28%
MTU Aero Engines AG	67,484	10,085,787
Building products: 9.23%
Advanced Drainage Systems Incorporated	80,411	10,000,716
Armstrong World Industries Incorporated	190,915	15,126,195
Carlisle Companies Incorporated	60,026	16,831,891
Masonite International Corporation †	222,572	15,867,158
Tecnoglass Incorporated «	277,832	5,831,694
The AZEK Company Incorporated †	555,197	9,227,374
		72,885,028
Commercial services & supplies: 3.81%
IAA Incorporated †	386,305	12,303,814
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Common Stock Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Commercial services & supplies (continued)
Republic Services Incorporated	76,712	$ 10,435,900
Stericycle Incorporated †	173,951	7,325,077
		30,064,791
Construction & engineering: 0.93%
APi Group Corporation †	552,473	7,331,317
Electrical equipment: 3.18%
Atkore Incorporated †	208,172	16,197,863
Regal Rexnord Corporation	63,401	8,898,964
		25,096,827
Machinery: 1.01%
Ingersoll Rand Incorporated	184,153	7,966,459
Professional services: 2.28%
Booz Allen Hamilton Holding Corporation	115,380	10,655,343
Dun & Bradstreet Holdings Incorporated	590,881	7,321,016
		17,976,359
Trading companies & distributors: 2.71%
Air Lease Corporation	303,322	9,406,015
United Rentals Incorporated †	44,449	12,006,564
		21,412,579
Information technology: 17.82%
Electronic equipment, instruments & components: 1.56%
Teledyne Technologies Incorporated †	36,580	12,344,653
IT services: 1.77%
Genpact Limited	146,465	6,410,773
Okta Incorporated †	132,741	7,548,981
		13,959,754
Semiconductors & semiconductor equipment: 3.05%
Marvell Technology Incorporated	251,192	10,778,649
ON Semiconductor Corporation †	212,785	13,262,889
		24,041,538
Software: 11.44%
8x8 Incorporated †	554,770	1,913,957
Black Knight Incorporated †	206,513	13,367,586
Fair Isaac Corporation	27,979	11,527,628
Instructure Holdings Incorporated †«	507,610	11,309,551
New Relic Incorporated †	105,549	6,056,402
Pagerduty Incorporated †	492,103	11,352,816
Q2 Holdings Incorporated †	249,390	8,030,358
Qualtrics International Incorporated Class A †	952,458	9,696,022
SPS Commerce Incorporated †	81,726	10,152,821
WalkMe Limited †«	806,770	6,857,544
		90,264,685
The accompanying notes are an integral part of these financial statements.

Allspring Common Stock Fund  |  13

Portfolio of investments—September 30, 2022

	Shares	Value
Materials: 6.25%
Chemicals: 4.29%
Ashland Global Holdings Incorporated	157,793	$ 14,985,601
Quaker Chemical Corporation	68,003	9,818,273
Westlake Chemical Corporation	103,817	9,019,621
		33,823,495
Containers & packaging: 0.95%
Crown Holdings Incorporated	92,813	7,520,637
Metals & mining: 1.01%
Steel Dynamics Incorporated	112,257	7,964,634
Real estate: 9.51%
Equity REITs: 9.51%
American Homes 4 Rent Class A	373,202	12,244,758
Apartment Income REIT Corporation	276,180	10,666,072
Life Storage Incorporated	96,984	10,741,948
SBA Communications Corporation	40,349	11,485,343
Sun Communities Incorporated	113,799	15,400,419
VICI Properties Incorporated	486,074	14,509,309
		75,047,849
Total Common stocks (Cost $744,307,633)		767,101,211

Investment companies: 1.34%
Exchange-traded funds: 1.34%
SPDR S&P Biotech ETF «	133,929	10,623,248
Total Investment companies (Cost $9,308,465)		10,623,248

		Yield
Short-term investments: 5.43%
Investment companies: 5.43%
Allspring Government Money Market Fund Select Class ♠∞		2.75%	11,844,758	11,844,758
Securities Lending Cash Investments LLC ♠∩∞		3.08	30,992,000	30,992,000
Total Short-term investments (Cost $42,836,758)				42,836,758
Total investments in securities (Cost $796,452,856)	103.97%			820,561,217
Other assets and liabilities, net	(3.97)			(31,345,366)
Total net assets	100.00%			$789,215,851

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Common Stock Fund

Portfolio of investments—September 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,767,019	$212,583,960	$(210,506,221)	$0	$0	$ 11,844,758	11,844,758	$ 84,583
Securities Lending Cash Investments LLC	9,154,560	286,044,136	(264,206,696)	0	0	30,992,000	30,992,000	213,245 #
				$0	$0	$42,836,758		$297,828

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Common Stock Fund  |  15

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $30,170,326 of securities loaned), at value (cost $753,616,098)	$ 777,724,459
Investments in affiliated securities, at value (cost $42,836,758)	42,836,758
Receivable for investments sold	6,609,663
Receivable for dividends	689,245
Receivable for Fund shares sold	49,764
Receivable for securities lending income, net	12,677
Prepaid expenses and other assets	27,002
Total assets	827,949,568
Liabilities
Payable upon receipt of securities loaned	30,992,000
Payable for investments purchased	6,422,565
Management fee payable	569,340
Payable for Fund shares redeemed	307,117
Administration fees payable	145,355
Trustees’ fees and expenses payable	3,370
Distribution fee payable	862
Accrued expenses and other liabilities	293,108
Total liabilities	38,733,717
Total net assets	$789,215,851
Net assets consist of
Paid-in capital	$ 666,527,098
Total distributable earnings	122,688,753
Total net assets	$789,215,851
Computation of net asset value and offering price per share
Net assets – Class A	$ 684,178,376
Shares outstanding – Class A1	41,952,650
Net asset value per share – Class A	$16.31
Maximum offering price per share – Class A2	$17.31
Net assets – Class C	$ 1,314,272
Shares outstanding – Class C1	145,257
Net asset value per share – Class C	$9.05
Net assets – Class R6	$ 27,209,429
Shares outstanding – Class R6[1]	1,516,644
Net asset value per share – Class R6	$17.94
Net assets – Administrator Class	$ 1,813,160
Shares outstanding – Administrator Class[1]	104,898
Net asset value per share – Administrator Class	$17.28
Net assets – Institutional Class	$ 74,700,614
Shares outstanding – Institutional Class[1]	4,185,117
Net asset value per share – Institutional Class	$17.85
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Common Stock Fund

Statement of operations—year ended September 30, 2022

Investment income
Dividends (net of foreign withholdings taxes of $21,318)	$ 6,193,866
Income from affiliated securities	249,618
Total investment income	6,443,484
Expenses
Management fee	7,672,763
Administration fees
Class A	1,809,233
Class C	3,803
Class R6	10,144
Administrator Class	3,188
Institutional Class	120,417
Shareholder servicing fees
Class A	2,145,733
Class C	4,508
Administrator Class	6,068
Distribution fee
Class C	11,343
Custody and accounting fees	51,666
Professional fees	52,168
Registration fees	65,271
Shareholder report expenses	25,056
Trustees’ fees and expenses	22,108
Other fees and expenses	12,927
Total expenses	12,016,396
Less: Fee waivers and/or expense reimbursements
Class A	(224,573)
Class C	(71)
Class R6	(431)
Administrator Class	(1,806)
Institutional Class	(70,888)
Net expenses	11,718,627
Net investment loss	(5,275,143)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	135,230,616
Net change in unrealized gains (losses) on investments	(331,527,596)
Net realized and unrealized gains (losses) on investments	(196,296,980)
Net decrease in net assets resulting from operations	$(201,572,123)
The accompanying notes are an integral part of these financial statements.

Allspring Common Stock Fund  |  17

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment loss		$ (5,275,143)		$ (4,802,352)
Net realized gains on investments		135,230,616		203,359,423
Net change in unrealized gains (losses) on investments		(331,527,596)		163,798,610
Net increase (decrease) in net assets resulting from operations		(201,572,123)		362,355,681
Distributions to shareholders from
Net investment income and net realized gains
Class A		(161,912,121)		(41,250,405)
Class C		(554,558)		(198,543)
Class R6		(5,673,249)		(1,470,087)
Administrator Class		(470,883)		(144,145)
Institutional Class		(16,369,856)		(4,334,480)
Total distributions to shareholders		(184,980,667)		(47,397,660)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	515,797	10,515,467	498,107	11,395,288
Class C	8,409	96,379	17,699	254,296
Class R6	241,271	5,277,178	256,338	6,353,621
Administrator Class	6,582	147,341	33,690	750,889
Institutional Class	575,509	13,413,042	612,736	14,909,575
		29,449,407		33,663,669
Reinvestment of distributions
Class A	7,213,374	154,077,651	1,909,343	39,351,568
Class C	44,905	534,818	14,844	194,453
Class R6	240,353	5,629,071	65,677	1,456,720
Administrator Class	18,524	418,464	6,031	130,085
Institutional Class	699,847	16,313,433	189,157	4,178,481
		176,973,437		45,311,307
Payment for shares redeemed
Class A	(4,429,784)	(88,762,949)	(4,162,369)	(93,186,950)
Class C	(63,666)	(818,413)	(135,039)	(1,857,466)
Class R6	(300,987)	(6,361,696)	(427,869)	(10,640,310)
Administrator Class	(34,067)	(746,635)	(45,790)	(1,112,388)
Institutional Class	(824,533)	(18,168,005)	(3,682,134)	(84,645,028)
		(114,857,698)		(191,442,142)
Net increase (decrease) in net assets resulting from capital share transactions		91,565,146		(112,467,166)
Total increase (decrease) in net assets		(294,987,644)		202,490,855
Net assets
Beginning of period		1,084,203,495		881,712,640
End of period		$ 789,215,851		$1,084,203,495
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$24.46	$17.88	$21.07	$24.58	$24.06
Net investment loss	(0.12)	(0.12)	(0.03)	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments	(3.79)	7.75	(0.52)	(0.20)	3.10
Total from investment operations	(3.91)	7.63	(0.55)	(0.21)	3.06
Distributions to shareholders from
Net investment income	0.00	0.00	(0.00) [1]	0.00	0.00
Net realized gains	(4.24)	(1.05)	(2.64)	(3.30)	(2.54)
Total distributions to shareholders	(4.24)	(1.05)	(2.64)	(3.30)	(2.54)
Net asset value, end of period	$16.31	$24.46	$17.88	$21.07	$24.58
Total return[2]	(20.08)%	43.77%	(3.48)%	0.91%	13.62%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.25%	1.27%	1.26%	1.25%
Net expenses	1.23%	1.23%	1.23%	1.26%	1.25%
Net investment loss	(0.58)%	(0.50)%	(0.14)%	(0.03)%	(0.18)%
Supplemental data
Portfolio turnover rate	40%	48%	61%	40%	33%
Net assets, end of period (000s omitted)	$684,178	$945,399	$722,547	$870,369	$971,731

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Common Stock Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.45	$11.70	$14.72	$18.40	$18.75
Net investment loss	(0.14) [1]	(0.18) [1]	(0.11) [1]	(0.11) [1]	(0.17) [1]
Payment from affiliate	0.00	0.00	0.05	0.00	0.00
Net realized and unrealized gains (losses) on investments	(2.02)	4.98	(0.32)	(0.27)	2.36
Total from investment operations	(2.16)	4.80	(0.38)	(0.38)	2.19
Distributions to shareholders from
Net realized gains	(4.24)	(1.05)	(2.64)	(3.30)	(2.54)
Net asset value, end of period	$9.05	$15.45	$11.70	$14.72	$18.40
Total return[2]	(20.56)%	42.64%	(3.88)% [3]	0.17%	12.74%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.99%	2.01%	2.01%	2.00%
Net expenses	1.88%	1.99%	2.01%	2.01%	2.00%
Net investment loss	(1.23)%	(1.26)%	(0.92)%	(0.78)%	(0.94)%
Supplemental data
Portfolio turnover rate	40%	48%	61%	40%	33%
Net assets, end of period (000s omitted)	$1,314	$2,405	$3,020	$7,925	$16,541

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.39% impact on the total return.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.41	$19.16	$22.39	$25.80	$25.03
Net investment income (loss)	(0.04) [1]	(0.02) [1]	0.05 [1]	0.09 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	(4.19)	8.32	(0.56)	(0.20)	3.26
Total from investment operations	(4.23)	8.30	(0.51)	(0.11)	3.31
Distributions to shareholders from
Net investment income	0.00	0.00	(0.08)	0.00	0.00
Net realized gains	(4.24)	(1.05)	(2.64)	(3.30)	(2.54)
Total distributions to shareholders	(4.24)	(1.05)	(2.72)	(3.30)	(2.54)
Net asset value, end of period	$17.94	$26.41	$19.16	$22.39	$25.80
Total return	(19.77)%	44.37%	(3.10)%	1.31%	14.12%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.84%	0.83%	0.82%
Net expenses	0.83%	0.82%	0.83%	0.83%	0.82%
Net investment income (loss)	(0.17)%	(0.09)%	0.27%	0.40%	0.20%
Supplemental data
Portfolio turnover rate	40%	48%	61%	40%	33%
Net assets, end of period (000s omitted)	$27,209	$35,280	$27,628	$36,069	$36,477

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Common Stock Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$25.63	$18.67	$21.56	$25.04	$24.42
Net investment income (loss)	(0.10) [1]	(0.09) [1]	0.00 [1,2]	0.03	(0.01) [1]
Payment from affiliate	0.00	0.00	0.32	0.00	0.00
Net realized and unrealized gains (losses) on investments	(4.01)	8.10	(0.54)	(0.21)	3.17
Total from investment operations	(4.11)	8.01	(0.22)	(0.18)	3.16
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	0.00	0.00
Net realized gains	(4.24)	(1.05)	(2.64)	(3.30)	(2.54)
Total distributions to shareholders	(4.24)	(1.05)	(2.67)	(3.30)	(2.54)
Net asset value, end of period	$17.28	$25.63	$18.67	$21.56	$25.04
Total return	(19.87)% [3]	43.96%	(1.68)% [4]	1.03%	13.84%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.17%	1.18%	1.17%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	(0.45)%	(0.36)%	0.01%	0.14%	(0.04)%
Supplemental data
Portfolio turnover rate	40%	48%	61%	40%	33%
Net assets, end of period (000s omitted)	$1,813	$2,918	$2,239	$3,572	$6,141

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	During the year ended September 30, 2022, the Fund received payments from a service provider which had a 0.09% impact on the total return.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.69% impact on the total return.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.30	$19.09	$22.32	$25.73	$24.97
Net investment income (loss)	(0.04) [1]	(0.03) [1]	0.05 [1]	0.08 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	(4.17)	8.29	(0.56)	(0.19)	3.25
Total from investment operations	(4.21)	8.26	(0.51)	(0.11)	3.30
Distributions to shareholders from
Net investment income	0.00	0.00	(0.08)	0.00	0.00
Net realized gains	(4.24)	(1.05)	(2.64)	(3.30)	(2.54)
Total distributions to shareholders	(4.24)	(1.05)	(2.72)	(3.30)	(2.54)
Net asset value, end of period	$17.85	$26.30	$19.09	$22.32	$25.73
Total return	(19.78)%	44.32%	(3.13)%	1.31%	14.12%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.92%	0.94%	0.93%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	(0.20)%	(0.14)%	0.24%	0.37%	0.21%
Supplemental data
Portfolio turnover rate	40%	48%	61%	40%	33%
Net assets, end of period (000s omitted)	$74,701	$98,202	$126,279	$159,426	$172,197

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Common Stock Fund  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Common Stock Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2022, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.

24  |  Allspring Common Stock Fund

Notes to financial statements
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Allspring Common Stock Fund  |  25

Notes to financial statements
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $812,880,692 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 143,998,040
Gross unrealized losses	(136,317,515)
Net unrealized gains	$ 7,680,525
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 8,768,930	$ 0	$0	$ 8,768,930
Consumer discretionary	89,996,723	0	0	89,996,723
Consumer staples	28,737,601	0	0	28,737,601
Financials	83,840,815	0	0	83,840,815
Health care	97,970,750	0	0	97,970,750
Industrials	182,733,360	10,085,787	0	192,819,147
Information technology	140,610,630	0	0	140,610,630
Materials	49,308,766	0	0	49,308,766
Real estate	75,047,849	0	0	75,047,849
Investment companies	10,623,248	0	0	10,623,248
Short-term investments
Investment companies	42,836,758	0	0	42,836,758
Total assets	$810,475,430	$10,085,787	$0	$820,561,217
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.

26  |  Allspring Common Stock Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the

Allspring Common Stock Fund  |  27

Notes to financial statements
caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.26%
Class C	2.01
Class R6	0.83
Administrator Class	1.10
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $1,214 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2022 were $392,629,562 and $492,823,934, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

28  |  Allspring Common Stock Fund

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$11,979,956	$(11,979,956)	$0
Barclays Capital Incorporated	71,400	(71,400)	0
Citigroup Global Markets Incorporated	403,295	(403,295)	0
ING Financial Markets LLC	6,528,036	(6,528,036)	0
JPMorgan Securities LLC	268,514	(268,514)	0
Morgan Stanley & Co. LLC	5,674,546	(5,674,546)	0
National Financial Services LLC	1,857,615	(1,857,615)	0
SG Americas Securities LLC	3,386,964	(3,386,964)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$ 19,174,956	$ 0
Long-term capital gain	165,805,711	47,397,660
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$9,230,866	$105,783,617	$7,676,876
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Common Stock Fund  |  29

Notes to financial statements
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Allspring Common Stock Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Common Stock Fund (formerly, Wells Fargo Common Stock Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring Common Stock Fund  |  31

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 25% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $165,805,711 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $5,826,736 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $19,174,956 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Allspring Common Stock Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Common Stock Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Allspring Common Stock Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Common Stock Fund  |  35

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36  |  Allspring Common Stock Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00339 11-22
A229/AR229 09-22

Annual Report
September 30, 2022
Allspring
Discovery SMID Cap Growth Fund
(formerly, Allspring Discovery Fund)

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery SMID Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery SMID Cap Growth Fund for the 12-month period that ended September 30, 2022. Effective May 2, 2022, the Fund changed its name from Allspring Discovery Fund to Allspring Discovery SMID Cap Growth Fund. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Discovery SMID Cap Growth Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Discovery SMID Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Discovery SMID Cap Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFDAX)	7-31-2007	-45.37	3.92	8.35	-42.03	5.16	8.99	1.19	1.19
Class C (WDSCX)	7-31-2007	-43.48	4.37	8.34	-42.48	4.37	8.34	1.94	1.94
Class R6 (WFDRX)[3]	6-28-2013	–	–	–	-41.80	5.60	9.45	0.76	0.76
Administrator Class (WFDDX)	4-8-2005	–	–	–	-41.98	5.25	9.09	1.11	1.11
Institutional Class (WFDSX)	8-31-2006	–	–	–	-41.88	5.48	9.36	0.86	0.86
Russell 2500® Growth Index[4]	–	–	–	–	-29.39	6.30	10.30	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.79% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2500® Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Discovery SMID Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery SMID Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2500® Growth Index, for the 12-month period that ended September 30, 2022.
■	Security selection within the information technology (IT) and consumer discretionary sectors detracted from performance.
■	Real estate holdings, along with select positions in IT and health care, contributed to returns.
Inflation and monetary policy dominated market sentiment.
Over the past year, a continual stream of macroeconomic headlines created high volatility for investors. Market sentiment wavered violently as investors grappled with high inflation, tightening Federal Reserve (Fed) policy, supply chain disruptions, and the war in Ukraine. Amid this uncertainty, the dominant storyline was persistently high inflation as the headline year-over-year U.S. Consumer Price Index reached the highest levels in more than 40 years. While the Fed signaled that it would take all necessary measures to tighten policy and dampen inflation, investors misinterpreted the Fed’s comment on “data driven decisions” as an indication that a policy shift was on the horizon. The markets rallied over the summer until Fed Chair Powell clarified that policy would remain restrictive and rates would continue to rise for the foreseeable future. Commenting that there would be “pain” for households and businesses, the Fed shifted its attention to reducing the number of job openings as a means of easing the stretched labor market and combating inflation. The markets reacted swiftly and sharply, erasing previous gains. Volatility spiked over renewed concerns that the Fed may overshoot a soft landing, driving the economy into a recession. All major equity and bond indexes were down significantly over the one-year period that ended September 30, 2022.
Ten largest holdings (%) as of September 30, 2022[1]
Teledyne Technologies Incorporated	3.07
WNS Holdings Limited ADR	2.76
Casella Waste Systems Incorporated Class A	2.55
Axon Enterprise Incorporated	2.50
Shockwave Medical Incorporated	2.36
Advanced Drainage Systems Incorporated	2.32
Wingstop Incorporated	2.26
Globant SA	2.19
Bio-Techne Corporation	2.08
Chipotle Mexican Grill Incorporated	1.94
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Selection within the consumer discretionary and IT sectors detracted from relative performance.
Within the IT sector, Lightspeed Commerce, Inc., detracted from results. The company provides cloud-based payment solutions and point-of-sale terminals to hospitality and retail businesses. During the year, higher costs related to supply chain issues and rising hardware costs exceeded pricing agreements and pressured profit margins for Lightspeed. Additionally, the company experienced higher-than-expected turnover within its client base. These events triggered our sell discipline and we exited the position for higher-conviction ideas.
In consumer discretionary, MercadoLibre, Inc., is a leading e-commerce and payment platform in Latin America. During the year, concerns of slowing growth in online transactions weighed heavily on the e-commerce industry. Additionally, rapidly rising interest rates led many investors to rotate out of stocks with long-term growth prospects. Despite these headwinds, MercadoLibre reported strong growth in revenue and gross merchandise volumes and revised forward guidance upward. These healthy fundamentals affirmed our conviction in the long-term investment thesis for MercadoLibre.
Select holdings within the IT and health care sectors contributed to performance.
Enphase Energy, Inc., contributed strongly to returns during the year. The company manufactures unique microinverter-based solar power and battery storage systems that not only generate solar energy but can also store or sell excess energy. Homeowners can easily monitor power generation and usage through Enphase’s proprietary mobile app. The robust system has captured significant market share in the U.S., which is still in the early stages of adoption. Additionally, the company has experienced strong international growth as a result of the mounting energy crisis in the European Union.
A key contributor within the health care sector, Shockwave Medical, Inc., produces medical devices to treat cardiovascular diseases by traveling through tiny peripheral and coronary arteries to arrive directly at problematic areas. During the year, Shockwave received approvals for new treatments within the U.S. and Europe, which massively

8  |  Allspring Discovery SMID Cap Growth Fund

Performance highlights (unaudited)
expanded its addressable market. Shockwave is in the early stages of adoption and is delivering innovative treatments across the world.
Sector allocation as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The growth of a business remains our “North Star.”
While the current outlook is very challenging, we remain encouraged by the ability of innovators to create solutions. As the economy navigates rising interest rates and high inflation in the future, companies that are creating efficiencies, automating processes, or digitizing businesses will likely see strong demand for their products. Furthermore, we believe the “3 Ds”—high debt levels, changing demographics, and rapid disruption—will ultimately lead to slow long-term economic growth.
The severe volatility over the past year has caused stock prices to disconnect from underlying fundamentals. It is our experience that these periods are often temporary and can set the portfolio up for strong alpha in the future. Therefore, it is important to remain disciplined and execute our investment process. Reacting to short-term volatility in a chaotic world is not the recipe for success. Deep fundamental research is needed to identify who is winning and losing in a world of rapid disruption and macro uncertainty.
While we did increase exposure to resilient core growth holdings during the quarter, we maintained balanced exposure to companies on the right side of change. Over the long term, the growth of an underlying business is the dominant driver of equity returns and it guides our investment philosophy. Therefore we are excited to pursue the superior fundamental growth of our portfolios and we seek to reward our shareholders with strong future performance.

Allspring Discovery SMID Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 752.00	$5.27	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Class C
Actual	$1,000.00	$ 748.69	$8.46	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%
Class R6
Actual	$1,000.00	$ 753.27	$3.47	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00	0.79%
Administrator Class
Actual	$1,000.00	$ 752.40	$4.66	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Institutional Class
Actual	$1,000.00	$ 752.83	$3.91	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51	0.89%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Discovery SMID Cap Growth Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Common stocks: 96.53%
Communication services: 6.48%
Entertainment: 2.71%
Liberty Media Corporation †	352,700	$ 20,632,950
Warner Music Group Corporation Class A	699,000	16,223,790
		36,856,740
Interactive media & services: 3.77%
Bumble Incorporated Class A †	671,463	14,429,740
IAC/InterActiveCorp †	216,215	11,973,987
ZoomInfo Technologies Incorporated †	595,257	24,798,407
		51,202,134
Consumer discretionary: 13.08%
Diversified consumer services: 0.89%
Mister Car Wash Incorporated †«	1,415,666	12,146,414
Hotels, restaurants & leisure: 6.75%
Chipotle Mexican Grill Incorporated †	17,521	26,329,858
Domino's Pizza Incorporated	41,446	12,856,549
Hyatt Hotels Corporation Class A †	128,900	10,435,744
MGM Resorts International	378,700	11,254,964
Wingstop Incorporated	245,500	30,790,610
		91,667,725
Internet & direct marketing retail: 3.26%
Global-E Online Limited †	675,143	18,066,824
MercadoLibre Incorporated †	31,732	26,267,115
		44,333,939
Leisure products: 1.36%
Callaway Golf Company †	961,491	18,518,317
Textiles, apparel & luxury goods: 0.82%
On Holding AG Class A †	692,700	11,117,835
Financials: 3.08%
Banks: 0.81%
Silvergate Capital Corporation Class A †	145,995	11,000,723
Capital markets: 1.50%
MarketAxess Holdings Incorporated	91,510	20,360,060
Insurance: 0.77%
Goosehead Insurance Incorporated Class A †	294,746	10,504,747
Health care: 23.77%
Biotechnology: 3.21%
Ascendis Pharma AS ADR †«	109,147	11,270,519
CRISPR Therapeutics AG †	116,916	7,640,461
Mirati Therapeutics Incorporated †	107,684	7,520,651
The accompanying notes are an integral part of these financial statements.

Allspring Discovery SMID Cap Growth Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Biotechnology (continued)
Sarepta Therapeutics Incorporated †	122,500	$ 13,541,150
Zentalis Pharmaceuticals Incorporated †	169,026	3,661,103
		43,633,884
Health care equipment & supplies: 12.06%
Abiomed Incorporated †	70,344	17,280,707
DexCom Incorporated †	247,756	19,954,268
ICU Medical Incorporated †	80,700	12,153,420
Inari Medical Incorporated †	328,940	23,894,202
Inspire Medical Systems Incorporated †	125,800	22,313,146
Insulet Corporation †	86,506	19,844,476
iRhythm Technologies Incorporated †	130,700	16,374,096
Shockwave Medical Incorporated †	115,365	32,079,546
		163,893,861
Health care providers & services: 4.20%
Amedisys Incorporated †	136,253	13,187,928
HealthEquity Incorporated †	261,000	17,531,370
Option Care Health Incorporated †	836,609	26,328,085
		57,047,383
Life sciences tools & services: 4.30%
Azenta Incorporated	224,000	9,600,640
Bio-Rad Laboratories Incorporated Class A †	49,233	20,537,054
Bio-Techne Corporation	99,600	28,286,400
		58,424,094
Industrials: 18.49%
Aerospace & defense: 2.50%
Axon Enterprise Incorporated †	293,458	33,967,764
Building products: 3.14%
Advanced Drainage Systems Incorporated	253,100	31,478,047
Trex Company Incorporated †	254,468	11,181,324
		42,659,371
Commercial services & supplies: 6.89%
Casella Waste Systems Incorporated Class A †	453,166	34,617,351
Ritchie Bros. Auctioneers Incorporated	153,700	9,603,176
Rollins Incorporated	705,900	24,480,612
Tetra Tech Incorporated	193,800	24,909,114
		93,610,253
Electrical equipment: 1.01%
Generac Holdings Incorporated †	77,401	13,788,214
Professional services: 0.59%
Clarivate plc †	850,663	7,987,726
Road & rail: 2.73%
J.B. Hunt Transport Services Incorporated	104,100	16,283,322
Saia Incorporated †	109,748	20,852,120
		37,135,442
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery SMID Cap Growth Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Trading companies & distributors: 1.63%
SiteOne Landscape Supply Incorporated †	212,857	$ 22,166,928
Information technology: 27.89%
Electronic equipment, instruments & components: 5.65%
Novanta Incorporated †	215,494	24,921,881
Teledyne Technologies Incorporated †	123,772	41,769,337
Zebra Technologies Corporation Class A †	38,500	10,087,385
		76,778,603
IT services: 7.99%
Globant SA †	159,245	29,791,555
Marqeta Incorporated Class A †	1,609,100	11,456,792
MongoDB Incorporated †	99,863	19,828,797
StoneCo Limited Class A †	1,048,395	9,991,204
WNS Holdings Limited ADR †	457,623	37,451,866
		108,520,214
Semiconductors & semiconductor equipment: 4.95%
Enphase Energy Incorporated †	91,076	25,270,858
Impinj Incorporated †	287,900	23,040,637
Wolfspeed Incorporated †	183,600	18,976,896
		67,288,391
Software: 9.30%
Bill.com Holdings Incorporated †	187,714	24,847,702
Black Knight Incorporated †	206,195	13,347,002
CCC Intelligent Solutions †«	1,658,700	15,094,170
Crowdstrike Holdings Incorporated Class A †	146,654	24,170,046
Five9 Incorporated †	331,706	24,871,316
HubSpot Incorporated †	48,600	13,127,832
Olo Incorporated Class A †	1,384,551	10,937,953
		126,396,021
Real estate: 3.74%
Equity REITs: 3.74%
Equity Lifestyle Properties Incorporated	393,796	24,746,141
Rexford Industrial Realty Incorporated	501,365	26,070,980
		50,817,121
Total Common stocks (Cost $1,355,879,613)		1,311,823,904

		Yield
Short-term investments: 4.57%
Investment companies: 4.57%
Allspring Government Money Market Fund Select Class ♠∞		2.75%	50,223,365	50,223,365
Securities Lending Cash Investments LLC ♠∩∞		3.08	11,862,800	11,862,800
Total Short-term investments (Cost $62,086,165)				62,086,165
Total investments in securities (Cost $1,417,965,778)	101.10%			1,373,910,069
Other assets and liabilities, net	(1.10)			(14,897,786)
Total net assets	100.00%			$1,359,012,283

The accompanying notes are an integral part of these financial statements.

Allspring Discovery SMID Cap Growth Fund  |  13

Portfolio of investments—September 30, 2022

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$47,190,964	$645,366,829	$(642,334,428)	$0	$0	$ 50,223,365	50,223,365	$ 361,562
Securities Lending Cash Investments LLC	40,586,150	415,630,044	(444,353,394)	0	0	11,862,800	11,862,800	105,308 #
				$0	$0	$62,086,165		$466,870

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery SMID Cap Growth Fund

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $11,663,918 of securities loaned), at value (cost $1,355,879,613)	$ 1,311,823,904
Investments in affiliated securities, at value (cost $62,086,165)	62,086,165
Receivable for Fund shares sold	1,810,562
Receivable for dividends	422,113
Receivable for securities lending income, net	1,109
Prepaid expenses and other assets	17,581
Total assets	1,376,161,434
Liabilities
Payable upon receipt of securities loaned	11,862,800
Payable for investments purchased	2,050,594
Payable for Fund shares redeemed	1,821,879
Management fee payable	962,131
Administration fees payable	165,581
Trustees’ fees and expenses payable	5,498
Distribution fee payable	2,548
Accrued expenses and other liabilities	278,120
Total liabilities	17,149,151
Total net assets	$1,359,012,283
Net assets consist of
Paid-in capital	$ 1,416,136,464
Total distributable loss	(57,124,181)
Total net assets	$1,359,012,283
Computation of net asset value and offering price per share
Net assets – Class A	$ 414,018,427
Shares outstanding – Class A1	20,978,977
Net asset value per share – Class A	$19.73
Maximum offering price per share – Class A2	$20.93
Net assets – Class C	$ 3,622,019
Shares outstanding – Class C1	253,290
Net asset value per share – Class C	$14.30
Net assets – Class R6	$ 353,182,762
Shares outstanding – Class R6[1]	14,946,546
Net asset value per share – Class R6	$23.63
Net assets – Administrator Class	$ 70,723,762
Shares outstanding – Administrator Class[1]	3,349,244
Net asset value per share – Administrator Class	$21.12
Net assets – Institutional Class	$ 517,465,313
Shares outstanding – Institutional Class[1]	22,233,275
Net asset value per share – Institutional Class	$23.27
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery SMID Cap Growth Fund  |  15

Statement of operations—year ended September 30, 2022

Investment income
Dividends	$ 1,760,092
Income from affiliated securities	361,562
Securities lending income (including from affiliate), net	208,938
Total investment income	2,330,592
Expenses
Management fee	14,826,161
Administration fees
Class A	1,277,780
Class C	17,824
Class R6	154,292
Administrator Class	156,769
Institutional Class	997,180
Shareholder servicing fees
Class A	1,521,167
Class C	20,963
Administrator Class	253,328
Distribution fee
Class C	62,756
Custody and accounting fees	90,638
Professional fees	40,506
Registration fees	76,831
Shareholder report expenses	36,851
Trustees’ fees and expenses	21,953
Other fees and expenses	24,920
Total expenses	19,579,919
Less: Fee waivers and/or expense reimbursements
Class A	(109,038)
Class C	(42)
Class R6	(9,784)
Administrator Class	(550)
Institutional Class	(13,410)
Net expenses	19,447,095
Net investment loss	(17,116,503)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	74,988,101
Net change in unrealized gains (losses) on investments	(1,160,043,505)
Net realized and unrealized gains (losses) on investments	(1,085,055,404)
Net decrease in net assets resulting from operations	$(1,102,171,907)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery SMID Cap Growth Fund

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment loss		$ (17,116,503)		$ (27,464,974)
Net realized gains on investments		74,988,101		696,024,556
Net change in unrealized gains (losses) on investments		(1,160,043,505)		9,749,768
Net increase (decrease) in net assets resulting from operations		(1,102,171,907)		678,309,350
Distributions to shareholders from
Net investment income and net realized gains
Class A		(226,994,997)		(46,293,679)
Class C		(5,111,680)		(1,627,880)
Class R6		(165,661,046)		(34,087,214)
Administrator Class		(56,057,581)		(21,096,480)
Institutional Class		(256,462,316)		(50,727,287)
Total distributions to shareholders		(710,287,620)		(153,832,540)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,603,151	44,784,508	2,082,528	97,194,276
Class C	35,937	788,463	62,690	2,371,587
Class R6	5,128,157	167,424,619	5,528,815	289,462,844
Administrator Class	1,407,092	55,751,355	3,045,783	146,419,615
Institutional Class	5,577,521	182,260,658	5,850,906	307,371,577
		451,009,603		842,819,899
Reinvestment of distributions
Class A	6,880,085	220,025,107	1,020,425	44,898,707
Class C	216,386	5,043,951	45,382	1,621,040
Class R6	4,131,760	157,667,968	650,728	32,464,798
Administrator Class	1,638,234	55,994,841	456,861	21,079,565
Institutional Class	6,386,688	240,267,206	976,337	48,231,041
		678,999,073		148,295,151
Payment for shares redeemed
Class A	(5,937,218)	(162,852,481)	(3,761,140)	(175,792,261)
Class C	(466,458)	(10,122,285)	(507,698)	(19,149,861)
Class R6	(8,590,366)	(304,144,512)	(5,193,353)	(275,202,268)
Administrator Class	(3,489,704)	(108,890,307)	(8,667,721)	(417,124,132)
Institutional Class	(10,124,985)	(316,152,662)	(6,806,949)	(356,339,574)
		(902,162,247)		(1,243,608,096)
Net increase (decrease) in net assets resulting from capital share transactions		227,846,429		(252,493,046)
Total increase (decrease) in net assets		(1,584,613,098)		271,983,764
Net assets
Beginning of period		2,943,625,381		2,671,641,617
End of period		$ 1,359,012,283		$ 2,943,625,381
The accompanying notes are an integral part of these financial statements.

Allspring Discovery SMID Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$47.48	$39.95	$33.24	$38.03	$36.47
Net investment loss	(0.30) [1]	(0.53)	(0.31)	(0.26)	(0.26)
Net realized and unrealized gains (losses) on investments	(14.84)	10.51	11.37	0.53	7.85
Total from investment operations	(15.14)	9.98	11.06	0.27	7.59
Distributions to shareholders from
Net realized gains	(12.61)	(2.45)	(4.35)	(5.06)	(6.03)
Net asset value, end of period	$19.73	$47.48	$39.95	$33.24	$38.03
Total return[2]	(42.03)%	25.48%	37.49%	3.81%	23.86%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.19%	1.21%	1.21%	1.20%
Net expenses	1.19%	1.18%	1.19%	1.20%	1.20%
Net investment loss	(1.08)%	(1.08)%	(0.91)%	(0.77)%	(0.69)%
Supplemental data
Portfolio turnover rate	58%	51%	53%	71%	67%
Net assets, end of period (000s omitted)	$414,018	$875,257	$762,758	$627,336	$676,930

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery SMID Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.31	$32.88	$28.27	$33.46	$32.99
Net investment loss	(0.42) [1]	(0.70) [1]	(0.45) [1]	(0.41) [1]	(0.46)
Net realized and unrealized gains (losses) on investments	(10.98)	8.58	9.41	0.28	6.96
Total from investment operations	(11.40)	7.88	8.96	(0.13)	6.50
Distributions to shareholders from
Net realized gains	(12.61)	(2.45)	(4.35)	(5.06)	(6.03)
Net asset value, end of period	$14.30	$38.31	$32.88	$28.27	$33.46
Total return[2]	(42.48)%	24.52%	36.54%	3.01%	22.94%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.94%	1.96%	1.95%	1.95%
Net expenses	1.94%	1.94%	1.96%	1.95%	1.95%
Net investment loss	(1.84)%	(1.84)%	(1.66)%	(1.51)%	(1.45)%
Supplemental data
Portfolio turnover rate	58%	51%	53%	71%	67%
Net assets, end of period (000s omitted)	$3,622	$17,909	$28,509	$30,982	$40,860

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery SMID Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$54.02	$44.98	$36.76	$41.26	$38.93
Net investment loss	(0.22) [1]	(0.35) [1]	(0.18) [1]	(0.12) [1]	(0.10) [1]
Net realized and unrealized gains (losses) on investments	(17.56)	11.84	12.75	0.68	8.46
Total from investment operations	(17.78)	11.49	12.57	0.56	8.36
Distributions to shareholders from
Net realized gains	(12.61)	(2.45)	(4.35)	(5.06)	(6.03)
Net asset value, end of period	$23.63	$54.02	$44.98	$36.76	$41.26
Total return	(41.80)%	26.01%	38.06%	4.26%	24.39%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.76%	0.78%	0.77%	0.78%
Net expenses	0.78%	0.76%	0.78%	0.77%	0.78%
Net investment loss	(0.66)%	(0.66)%	(0.50)%	(0.33)%	(0.26)%
Supplemental data
Portfolio turnover rate	58%	51%	53%	71%	67%
Net assets, end of period (000s omitted)	$353,183	$771,279	$597,851	$405,610	$530,879

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Discovery SMID Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$49.83	$41.79	$34.55	$39.27	$37.44
Net investment loss	(0.30) [1]	(0.49) [1]	(0.29) [1]	(0.23) [1]	(0.23)
Net realized and unrealized gains (losses) on investments	(15.80)	10.98	11.88	0.57	8.09
Total from investment operations	(16.10)	10.49	11.59	0.34	7.86
Distributions to shareholders from
Net realized gains	(12.61)	(2.45)	(4.35)	(5.06)	(6.03)
Net asset value, end of period	$21.12	$49.83	$41.79	$34.55	$39.27
Total return	(41.98)%	25.58%	37.61%	3.88%	23.97%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.11%	1.13%	1.13%	1.12%
Net expenses	1.09%	1.11%	1.13%	1.13%	1.12%
Net investment loss	(0.98)%	(1.01)%	(0.84)%	(0.70)%	(0.62)%
Supplemental data
Portfolio turnover rate	58%	51%	53%	71%	67%
Net assets, end of period (000s omitted)	$70,724	$189,022	$374,366	$333,814	$353,042

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Discovery SMID Cap Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$53.45	$44.57	$36.50	$41.05	$38.79
Net investment loss	(0.25) [1]	(0.40) [1]	(0.21) [1]	(0.15) [1]	(0.18)
Net realized and unrealized gains (losses) on investments	(17.32)	11.73	12.63	0.66	8.47
Total from investment operations	(17.57)	11.33	12.42	0.51	8.29
Distributions to shareholders from
Net realized gains	(12.61)	(2.45)	(4.35)	(5.06)	(6.03)
Net asset value, end of period	$23.27	$53.45	$44.57	$36.50	$41.05
Total return	(41.88)%	25.91%	37.91%	4.15%	24.25%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.86%	0.88%	0.87%	0.87%
Net expenses	0.88%	0.86%	0.88%	0.87%	0.87%
Net investment loss	(0.76)%	(0.76)%	(0.58)%	(0.42)%	(0.36)%
Supplemental data
Portfolio turnover rate	58%	51%	53%	71%	67%
Net assets, end of period (000s omitted)	$517,465	$1,090,159	$908,157	$1,096,888	$1,352,027

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Discovery SMID Cap Growth Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery SMID Cap Growth Fund (formerly, Allspring Discovery Fund) (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

Allspring Discovery SMID Cap Growth Fund  |  23

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $1,437,432,602 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 295,277,309
Gross unrealized losses	(358,799,842)
Net unrealized losses	$ (63,522,533)
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss, passive foreign investment companies, and redemptions-in-kind. At September 30, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$15,554,376	$(15,554,376)
As of September 30, 2022, the Fund had a qualified late-year ordinary loss of $10,593,725 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24  |  Allspring Discovery SMID Cap Growth Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 88,058,874	$0	$0	$ 88,058,874
Consumer discretionary	177,784,230	0	0	177,784,230
Financials	41,865,530	0	0	41,865,530
Health care	322,999,222	0	0	322,999,222
Industrials	251,315,698	0	0	251,315,698
Information technology	378,983,229	0	0	378,983,229
Real estate	50,817,121	0	0	50,817,121
Short-term investments
Investment companies	62,086,165	0	0	62,086,165
Total assets	$1,373,910,069	$0	$0	$1,373,910,069
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring Discovery SMID Cap Growth Fund  |  25

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.73% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.22%
Class C	1.97
Class R6	0.79
Administrator Class	1.14
Institutional Class	0.89

26  |  Allspring Discovery SMID Cap Growth Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $6,535 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2022 were $1,159,461,201 and $1,607,407,647, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Incorporated	$ 1,656,200	$ (1,656,200)	$0
Morgan Stanley & Co. LLC	10,007,718	(10,007,718)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.

Allspring Discovery SMID Cap Growth Fund  |  27

Notes to financial statements
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$ 27,499,502	$ 0
Long-term capital gain	682,788,118	153,832,540
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized losses	Late-year ordinary losses deferred
$16,992,344	$(63,522,533)	$(10,593,725)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. REDEMPTIONS IN-KIND
During the year ended September 30, 2022, the Fund redeemed assets through in-kind redemptions for shareholders in Class R6. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transactions are reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash	Realized gains	% of the Fund
12-17-2021	$61,696,045	$1,402,107	$22,077,191	2.43%
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Allspring Discovery SMID Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery SMID Cap Growth Fund (formerly, Wells Fargo Discovery Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring Discovery SMID Cap Growth Fund  |  29

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 10% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $682,788,118 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $2,801,099 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $27,499,502 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring Discovery SMID Cap Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Discovery SMID Cap Growth Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Discovery SMID Cap Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Discovery SMID Cap Growth Fund  |  33

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

34  |  Allspring Discovery SMID Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00341 11-22
A230/AR230 09-22

Annual Report
September 30, 2022
Allspring
Discovery Mid Cap Growth Fund
(formerly, Allspring Enterprise Fund)

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery Mid Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Mid Cap Growth Fund for the 12-month period that ended September 30, 2022. Effective May 2, 2022, the Fund changed its name from Allspring Enterprise Fund to Allspring Discovery Mid Cap Growth Fund. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Discovery Mid Cap Growth Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Discovery Mid Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Discovery Mid Cap Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SENAX)	2-24-2000	-47.48	4.08	8.29	-44.27	5.32	8.94	1.21	1.18
Class C (WENCX)	3-31-2008	-45.71	4.52	8.28	-44.71	4.52	8.28	1.96	1.93
Class R6 (WENRX)[3]	10-31-2014	–	–	–	-44.07	5.72	9.34	0.78	0.78
Administrator Class (SEPKX)	8-30-2002	–	–	–	-44.25	5.40	9.03	1.13	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	-44.11	5.66	9.29	0.88	0.85
Russell Midcap® Growth Index[4]	–	–	–	–	-29.50	7.62	10.85	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.80% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Discovery Mid Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Mid Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period that ended September 30, 2022.
■	Security selection within the information technology (IT) and health care sectors negatively affected performance.
■	Select holdings in the IT and industrials sectors contributed to performance.
Inflation and monetary policy dominated market sentiment.
Over the past year, a continual stream of macroeconomic headlines created high volatility for investors. Market sentiment wavered violently as investors grappled with high inflation, tightening Federal Reserve (Fed) policy, supply chain disruptions, and the war in Ukraine. Amid this uncertainty, the dominant storyline was persistently high inflation as the headline year-over-year U.S. Consumer Price Index* reached the highest levels in more than 40 years. While the Fed signaled that it would take all necessary measures to tighten policy and dampen inflation, investors misinterpreted the Fed’s comment on “data driven decisions” as an indication that a policy shift was on the horizon. The markets rallied over the summer until Fed Chair Powell clarified that policy would remain restrictive and rates would continue to rise for the foreseeable future. Commenting that there would be “pain” for households and businesses, the Fed shifted its attention to reducing the number of job openings as a means of easing the stretched labor market and combating inflation. The markets reacted swiftly and sharply, erasing previous gains. Volatility spiked over renewed concerns that the Fed may overshoot a soft landing, driving the economy into a recession. All major equity and bond indexes were down significantly over the one-year period that ended September 30, 2022.
Security selection in the IT and health care sectors negatively affected performance.
Within the IT sector, Lightspeed Commerce, Inc., detracted from results. The company provides cloud-based payment solutions and point-of-sale terminals to hospitality and retail businesses. During the year, higher costs related to supply chain issues and rising hardware costs exceeded pricing agreements and pressured profit margins for Lightspeed. Additionally, the company experienced higher-than-expected turnover within its client base. These events triggered our sell discipline and we exited the position for higher-conviction ideas.
Ten largest holdings (%) as of September 30, 2022[1]
Cadence Design Systems Incorporated	4.68
Waste Connections Incorporated	3.72
Chipotle Mexican Grill Incorporated	3.60
Crowdstrike Holdings Incorporated Class A	3.46
Teledyne Technologies Incorporated	3.15
DexCom Incorporated	3.04
Enphase Energy Incorporated	2.80
SBA Communications Corporation	2.50
MercadoLibre Incorporated	2.50
lululemon athletica Incorporated	2.28
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Align Technology, Inc., experienced rapid growth during the pandemic as the “Zoom effect” led patients to seek Align’s product, Invisalign, as an alternative to traditional braces. However, COVID-19 closures in China, along with some negative impacts from the war in Ukraine, dampened production. Additionally, investors expressed concerns over Align’s ability to retain its pandemic-level growth rate as inflation and macroeconomic factors affected consumer confidence. To boost revenue growth and improve margins, Align invested in marketing and digital training programs to increase traction in key markets. We continue to hold high conviction in Align’s long-term growth prospects.
Select holdings in the IT and industrials sectors contributed to performance.
Enphase Energy, Inc., contributed strongly to returns during the year. The company manufactures unique microinverter-based solar power and battery storage systems that not only generate solar energy but can also store or sell excess energy. Homeowners can easily monitor power generation and usage through Enphase’s proprietary mobile app. The robust system has captured significant market share in the U.S., which is still in the early stages of adoption. Additionally, the company has experienced strong international growth as a result of the mounting energy crisis in the European Union.

*	The Consumer Price Index (CPI) is ameasure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Allspring Discovery Mid Cap Growth Fund

Performance highlights (unaudited)
A contributor in industrials, Waste Connections, Inc., operates in a defensive industry with a stable financial profile. The company has a successful track record of purchasing competitors with its excess free cash flow and driving synergies at the acquired businesses. Despite higher labor and fuel costs, the company outperformed during the year by improving profitability and free-cash-flow margins. The role of Waste Connections as a consistent “core holding” is important within our portfolio construction process, and we are confident in the company’s long-term outlook.
Sector allocation as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The growth of a business remains our “North Star.”
While the current outlook is very challenging, we remain encouraged by the ability of innovators to create solutions. As the economy navigates rising interest rates and high inflation in the future, companies that are creating efficiencies, automating processes, or digitizing businesses will likely see strong demand for their products. Furthermore, we believe the “3 Ds”—high debt levels, changing demographics, and rapid disruption—will ultimately lead to slow long-term economic growth.
The severe volatility over the past year has caused stock prices to disconnect from underlying fundamentals. It is our experience that these periods are often temporary and can set the portfolio up for strong alpha in the future. Therefore, it is important to remain disciplined and execute our investment process. Reacting to short-term volatility in a chaotic world is not the recipe for success. Deep fundamental research is needed to identify who is winning and losing in a world of rapid disruption and macro uncertainty.
While we did increase exposure to resilient core growth holdings during the fiscal year we maintained balanced exposure to companies on the right side of change. Over the long term, the growth of an underlying business is the dominant driver of equity returns and it guides our investment philosophy. Therefore we are excited to pursue the superior fundamental growth of our portfolios and we seek to reward our shareholders with strong future performance.

Allspring Discovery Mid Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 701.48	$4.95	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87	1.16%
Class C
Actual	$1,000.00	$ 698.63	$8.18	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.44	$9.70	1.92%
Class R6
Actual	$1,000.00	$ 702.62	$3.41	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%
Administrator Class
Actual	$1,000.00	$ 701.58	$4.61	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Institutional Class
Actual	$1,000.00	$ 702.46	$3.63	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Discovery Mid Cap Growth Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Common stocks: 97.45%
Communication services: 6.50%
Entertainment: 2.96%
Liberty Media Corporation †	146,200	$ 8,552,700
Spotify Technology SA †	100,333	8,658,738
		17,211,438
Interactive media & services: 3.54%
Match Group Incorporated †	173,433	8,281,426
ZoomInfo Technologies Incorporated †	295,696	12,318,695
		20,600,121
Consumer discretionary: 15.63%
Automobiles: 1.64%
Ferrari NV	51,516	9,530,460
Hotels, restaurants & leisure: 6.63%
Chipotle Mexican Grill Incorporated †	13,915	20,910,905
Domino's Pizza Incorporated	24,009	7,447,592
Hyatt Hotels Corporation Class A †	73,100	5,918,176
MGM Resorts International	142,900	4,246,988
		38,523,661
Internet & direct marketing retail: 3.82%
Global-E Online Limited †	288,180	7,711,697
MercadoLibre Incorporated †	17,542	14,520,917
		22,232,614
Leisure products: 1.26%
Callaway Golf Company †	379,256	7,304,471
Textiles, apparel & luxury goods: 2.28%
lululemon athletica Incorporated †	47,497	13,278,261
Consumer staples: 1.31%
Beverages: 1.31%
Constellation Brands Incorporated Class A	33,200	7,625,376
Financials: 2.08%
Capital markets: 2.08%
MSCI Incorporated	28,700	12,105,373
Health care: 17.44%
Health care equipment & supplies: 11.54%
Abiomed Incorporated †	41,105	10,097,854
Align Technology Incorporated †	18,554	3,842,719
DexCom Incorporated †	219,668	17,692,061
IDEXX Laboratories Incorporated †	17,000	5,538,600
Inari Medical Incorporated †	113,016	8,209,482
Inspire Medical Systems Incorporated †	48,381	8,581,338
Insulet Corporation †	57,352	13,156,549
		67,118,603
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Mid Cap Growth Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Health care providers & services: 1.83%
Centene Corporation †	136,580	$ 10,627,290
Life sciences tools & services: 4.07%
Azenta Incorporated	98,427	4,218,581
Bio-Rad Laboratories Incorporated Class A †	20,494	8,548,867
Bio-Techne Corporation	38,346	10,890,264
		23,657,712
Industrials: 16.83%
Aerospace & defense: 2.25%
Axon Enterprise Incorporated †	113,228	13,106,141
Commercial services & supplies: 7.35%
Ritchie Bros. Auctioneers Incorporated	72,800	4,548,544
Rollins Incorporated	310,300	10,761,204
Tetra Tech Incorporated	45,400	5,835,262
Waste Connections Incorporated	160,006	21,621,611
		42,766,621
Electrical equipment: 1.48%
Generac Holdings Incorporated †	48,252	8,595,611
Professional services: 1.73%
Equifax Incorporated	58,681	10,059,684
Road & rail: 2.63%
J.B. Hunt Transport Services Incorporated	52,600	8,227,692
Saia Incorporated †	37,267	7,080,730
		15,308,422
Trading companies & distributors: 1.39%
SiteOne Landscape Supply Incorporated †	77,488	8,069,600
Information technology: 34.02%
Electronic equipment, instruments & components: 6.55%
Cognex Corporation	106,863	4,429,471
Novanta Incorporated †	51,200	5,921,280
Teledyne Technologies Incorporated †	54,238	18,303,698
Zebra Technologies Corporation Class A †	36,087	9,455,155
		38,109,604
IT services: 6.87%
Adyen NV ADR †	628,000	7,862,560
Block Incorporated Class A †	103,527	5,692,950
Globant SA †	65,018	12,163,567
MongoDB Incorporated †	41,721	8,284,122
Snowflake Incorporated Class A †	34,951	5,940,272
		39,943,471
Semiconductors & semiconductor equipment: 3.93%
Advanced Micro Devices Incorporated †	103,328	6,546,862
Enphase Energy Incorporated †	58,700	16,287,489
		22,834,351
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery Mid Cap Growth Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Software: 16.67%
Atlassian Corporation plc Class A †	48,556	$ 10,225,408
Bill.com Holdings Incorporated †	83,454	11,046,806
Black Knight Incorporated †	90,068	5,830,102
Cadence Design Systems Incorporated †	166,565	27,221,718
Crowdstrike Holdings Incorporated Class A †	121,963	20,100,722
Datadog Incorporated Class A †	147,954	13,135,356
Five9 Incorporated †	125,251	9,391,320
		96,951,432
Real estate: 3.64%
Equity REITs: 3.64%
Rexford Industrial Realty Incorporated	126,900	6,598,800
SBA Communications Corporation	51,169	14,565,256
		21,164,056
Total Common stocks (Cost $540,535,409)		566,724,373

		Yield
Short-term investments: 3.35%
Investment companies: 3.35%
Allspring Government Money Market Fund Select Class ♠∞		2.75%	19,501,650	19,501,650
Total Short-term investments (Cost $19,501,650)				19,501,650
Total investments in securities (Cost $560,037,059)	100.80%			586,226,023
Other assets and liabilities, net	(0.80)			(4,651,429)
Total net assets	100.00%			$581,574,594

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Mid Cap Growth Fund  |  13

Portfolio of investments—September 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 5,682,216	$228,265,168	$(214,445,734)	$0	$0	$ 19,501,650	19,501,650	$ 98,007
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	20,181,275	79,887,900	(100,069,175)	0	0	0	0	14,460 #
				$0	$0	$19,501,650		$112,467

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery Mid Cap Growth Fund

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $540,535,409)	$ 566,724,373
Investments in affiliated securities, at value (cost $19,501,650)	19,501,650
Receivable for investments sold	4,238,530
Receivable for Fund shares sold	1,879,741
Receivable for dividends	104,305
Receivable for securities lending income, net	14
Prepaid expenses and other assets	108,052
Total assets	592,556,665
Liabilities
Payable for investments purchased	7,104,485
Payable for Fund shares redeemed	3,185,063
Management fee payable	382,933
Administration fees payable	104,560
Trustees’ fees and expenses payable	2,625
Distribution fee payable	690
Accrued expenses and other liabilities	201,715
Total liabilities	10,982,071
Total net assets	$581,574,594
Net assets consist of
Paid-in capital	$ 585,824,965
Total distributable loss	(4,250,371)
Total net assets	$581,574,594
Computation of net asset value and offering price per share
Net assets – Class A	$ 490,694,203
Shares outstanding – Class A1	13,659,612
Net asset value per share – Class A	$35.92
Maximum offering price per share – Class A2	$38.11
Net assets – Class C	$ 942,742
Shares outstanding – Class C1	33,530
Net asset value per share – Class C	$28.12
Net assets – Class R6	$ 51,082,022
Shares outstanding – Class R6[1]	1,199,263
Net asset value per share – Class R6	$42.59
Net assets – Administrator Class	$ 3,146,088
Shares outstanding – Administrator Class[1]	80,422
Net asset value per share – Administrator Class	$39.12
Net assets – Institutional Class	$ 35,709,539
Shares outstanding – Institutional Class[1]	843,632
Net asset value per share – Institutional Class	$42.33
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Mid Cap Growth Fund  |  15

Statement of operations—year ended September 30, 2022

Investment income
Dividends (net of foreign withholdings taxes of $32,680)	$ 1,027,998
Income from affiliated securities	116,241
Total investment income	1,144,239
Expenses
Management fee	6,385,795
Administration fees
Class A	1,530,875
Class C	3,706
Class R6	21,532
Administrator Class	8,874
Institutional Class	72,496
Shareholder servicing fees
Class A	1,821,705
Class C	4,351
Administrator Class	15,287
Distribution fee
Class C	13,027
Custody and accounting fees	54,779
Professional fees	51,389
Registration fees	56,127
Shareholder report expenses	36,125
Trustees’ fees and expenses	21,797
Other fees and expenses	19,360
Total expenses	10,117,225
Less: Fee waivers and/or expense reimbursements
Fund-level	(42,119)
Class A	(435,009)
Class C	(351)
Class R6	(7,138)
Administrator Class	(1,358)
Institutional Class	(22,185)
Net expenses	9,609,065
Net investment loss	(8,464,826)
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(24,340,791)
Net change in unrealized gains (losses) on investments	(459,655,915)
Net realized and unrealized gains (losses) on investments	(483,996,706)
Net decrease in net assets resulting from operations	$(492,461,532)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery Mid Cap Growth Fund

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment loss		$ (8,464,826)		$ (11,537,800)
Net realized gains (losses) on investments		(24,340,791)		185,874,437
Net change in unrealized gains (losses) on investments		(459,655,915)		107,974,823
Net increase (decrease) in net assets resulting from operations		(492,461,532)		282,311,460
Distributions to shareholders from
Net investment income and net realized gains
Class A		(144,445,304)		(82,781,779)
Class C		(442,606)		(233,168)
Class R6		(12,175,959)		(6,340,447)
Administrator Class		(1,511,423)		(384,491)
Institutional Class		(9,781,443)		(6,296,069)
Total distributions to shareholders		(168,356,735)		(96,035,954)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	206,972	12,378,239	302,878	22,132,413
Class C	8,622	394,228	13,961	852,693
Class R6	157,592	9,697,741	155,238	13,159,724
Administrator Class	50,499	3,351,136	93,109	7,399,371
Institutional Class	348,630	19,291,344	270,177	22,481,150
		45,112,688		66,025,351
Reinvestment of distributions
Class A	2,181,619	136,874,615	1,158,617	78,565,767
Class C	8,761	432,892	4,081	228,661
Class R6	158,244	11,736,955	78,532	6,125,450
Administrator Class	21,525	1,469,697	5,171	376,713
Institutional Class	125,544	9,257,639	76,277	5,922,914
		159,771,798		91,219,505
Payment for shares redeemed
Class A	(1,753,139)	(89,115,356)	(1,110,134)	(80,557,204)
Class C	(24,052)	(901,071)	(18,934)	(1,146,028)
Class R6	(193,317)	(11,541,702)	(139,179)	(11,477,591)
Administrator Class	(124,006)	(7,020,368)	(27,224)	(2,158,777)
Institutional Class	(528,346)	(30,048,488)	(380,908)	(31,574,560)
		(138,626,985)		(126,914,160)
Net increase in net assets resulting from capital share transactions		66,257,501		30,330,696
Total increase (decrease) in net assets		(594,560,766)		216,606,202
Net assets
Beginning of period		1,176,135,360		959,529,158
End of period		$ 581,574,594		$1,176,135,360
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Mid Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$76.01	$64.21	$49.98	$52.96	$48.80
Net investment loss	(0.55)	(0.77) [1]	(0.41) [1]	(0.29)	(0.31)
Net realized and unrealized gains (losses) on investments	(28.31)	19.17	17.93	3.05	9.66
Total from investment operations	(28.86)	18.40	17.52	2.76	9.35
Distributions to shareholders from
Net realized gains	(11.23)	(6.60)	(3.29)	(5.74)	(5.19)
Net asset value, end of period	$35.92	$76.01	$64.21	$49.98	$52.96
Total return[2]	(44.27)%	29.90%	37.19%	8.00%	20.83%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.21%	1.24%	1.25%	1.25%
Net expenses	1.16%	1.17%	1.16%	1.18%	1.18%
Net investment loss	(1.03)%	(1.06)%	(0.79)%	(0.59)%	(0.61)%
Supplemental data
Portfolio turnover rate	46%	41%	62%	50%	62%
Net assets, end of period (000s omitted)	$490,694	$990,030	$813,725	$649,106	$655,338

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery Mid Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$62.41	$54.11	$42.93	$46.74	$43.95
Net investment loss	(0.75) [1]	(1.10) [1]	(0.68) [1]	(0.52) [1]	(0.60) [1]
Net realized and unrealized gains (losses) on investments	(22.31)	16.00	15.15	2.45	8.58
Total from investment operations	(23.06)	14.90	14.47	1.93	7.98
Distributions to shareholders from
Net realized gains	(11.23)	(6.60)	(3.29)	(5.74)	(5.19)
Net asset value, end of period	$28.12	$62.41	$54.11	$42.93	$46.74
Total return[2]	(44.71)%	28.92%	36.13%	7.20%	19.93%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.96%	1.98%	2.00%	2.00%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.80)%	(1.82)%	(1.55)%	(1.29)%	(1.37)%
Supplemental data
Portfolio turnover rate	46%	41%	62%	50%	62%
Net assets, end of period (000s omitted)	$943	$2,509	$2,224	$2,513	$7,629

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Mid Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$87.70	$72.94	$56.15	$58.47	$53.17
Net investment loss	(0.40) [1]	(0.57) [1]	(0.25) [1]	(0.11) [1]	(0.13) [1]
Net realized and unrealized gains (losses) on investments	(33.48)	21.93	20.33	3.53	10.62
Total from investment operations	(33.88)	21.36	20.08	3.42	10.49
Distributions to shareholders from
Net realized gains	(11.23)	(6.60)	(3.29)	(5.74)	(5.19)
Net asset value, end of period	$42.59	$87.70	$72.94	$56.15	$58.47
Total return	(44.07)%	30.41%	37.69%	8.41%	21.30%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.78%	0.81%	0.82%	0.82%
Net expenses	0.79%	0.78%	0.80%	0.80%	0.80%
Net investment loss	(0.66)%	(0.68)%	(0.43)%	(0.21)%	(0.23)%
Supplemental data
Portfolio turnover rate	46%	41%	62%	50%	62%
Net assets, end of period (000s omitted)	$51,082	$94,430	$71,641	$52,783	$48,363

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Discovery Mid Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$81.70	$68.54	$53.10	$55.82	$51.12
Net investment loss	(0.58) [1]	(0.79) [1]	(0.40) [1]	(0.25) [1]	(0.28) [1]
Net realized and unrealized gains (losses) on investments	(30.77)	20.55	19.13	3.27	10.17
Total from investment operations	(31.35)	19.76	18.73	3.02	9.89
Distributions to shareholders from
Net realized gains	(11.23)	(6.60)	(3.29)	(5.74)	(5.19)
Net asset value, end of period	$39.12	$81.70	$68.54	$53.10	$55.82
Total return	(44.25)%	30.00%	37.29%	8.06%	20.95%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.15%	1.16%	1.16%
Net expenses	1.09%	1.10%	1.10%	1.10%	1.10%
Net investment loss	(0.98)%	(1.00)%	(0.72)%	(0.51)%	(0.53)%
Supplemental data
Portfolio turnover rate	46%	41%	62%	50%	62%
Net assets, end of period (000s omitted)	$3,146	$10,818	$4,205	$3,687	$3,687

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Mid Cap Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$87.27	$72.66	$55.97	$58.33	$53.08
Net investment loss	(0.44) [1]	(0.62) [1]	(0.28) [1]	(0.14) [1]	(0.15) [1]
Net realized and unrealized gains (losses) on investments	(33.27)	21.83	20.26	3.52	10.59
Total from investment operations	(33.71)	21.21	19.98	3.38	10.44
Distributions to shareholders from
Net realized gains	(11.23)	(6.60)	(3.29)	(5.74)	(5.19)
Net asset value, end of period	$42.33	$87.27	$72.66	$55.97	$58.33
Total return	(44.11)%	30.31%	37.63%	8.36%	21.24%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.88%	0.91%	0.92%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.72)%	(0.74)%	(0.48)%	(0.26)%	(0.29)%
Supplemental data
Portfolio turnover rate	46%	41%	62%	50%	62%
Net assets, end of period (000s omitted)	$35,710	$78,349	$67,735	$52,296	$48,446

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Discovery Mid Cap Growth Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Mid Cap Growth Fund (formerly, Allspring Enterprise Fund) (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

Allspring Discovery Mid Cap Growth Fund  |  23

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $563,464,002 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$120,638,237
Gross unrealized losses	(97,876,216)
Net unrealized gains	$ 22,762,021
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At September 30, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(3,200,508)	$3,200,508
As of September 30, 2022, the Fund had current year deferred post-October capital losses and a qualified late-year ordinary loss will be recognized in the first day of the following fiscal year in the following amounts:
Deferred post-October capital gains (losses)
Short-term	Long-term	Late-year ordinary losses deferred
$(73,082,864)	$51,351,855	$(5,266,308)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24  |  Allspring Discovery Mid Cap Growth Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 37,811,559	$0	$0	$ 37,811,559
Consumer discretionary	90,869,467	0	0	90,869,467
Consumer staples	7,625,376	0	0	7,625,376
Financials	12,105,373	0	0	12,105,373
Health care	101,403,605	0	0	101,403,605
Industrials	97,906,079	0	0	97,906,079
Information technology	197,838,858	0	0	197,838,858
Real estate	21,164,056	0	0	21,164,056
Short-term investments
Investment companies	19,501,650	0	0	19,501,650
Total assets	$586,226,023	$0	$0	$586,226,023
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring Discovery Mid Cap Growth Fund  |  25

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:

26  |  Allspring Discovery Mid Cap Growth Fund

Notes to financial statements
Expense ratio caps
Class A	1.18%
Class C	1.93
Class R6	0.80
Administrator Class	1.10
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $5,937 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2022 were $392,840,509 and $516,622,059, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.

Allspring Discovery Mid Cap Growth Fund  |  27

Notes to financial statements
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$ 4,458,241	$ 0
Long-term capital gain	163,898,494	96,035,954
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
$22,762,021	$(5,266,308)	$(21,731,009)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Allspring Discovery Mid Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Mid Cap Growth Fund (formerly, Wells Fargo Enterprise Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring Discovery Mid Cap Growth Fund  |  29

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 20% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $163,898,494 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $1,153,347 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $4,458,241 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring Discovery Mid Cap Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Discovery Mid Cap Growth Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Discovery Mid Cap Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Discovery Mid Cap Growth Fund  |  33

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

34  |  Allspring Discovery Mid Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00343 11-22
A231/AR231 09-22

Annual Report
September 30, 2022
Allspring Opportunity Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Opportunity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Opportunity Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Opportunity Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Opportunity Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Opportunity Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kurt Gunderson, Christopher G. Miller, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SOPVX)	2-24-2000	-24.67	6.36	9.41	-20.07	7.63	10.06	1.20	1.18
Class C (WFOPX)	3-31-2008	-21.55	7.11	9.53	-20.55	7.11	9.53	1.95	1.93
Class R6 (WOFRX)[3]	5-29-2020	–	–	–	-19.72	8.10	10.55	0.77	0.72
Administrator Class (WOFDX)	8-30-2002	–	–	–	-19.91	7.83	10.28	1.12	1.00
Institutional Class (WOFNX)	7-30-2010	–	–	–	-19.76	8.08	10.55	0.87	0.75
Russell 3000® Index[4]	–	–	–	–	-17.63	8.62	11.39	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.72% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Opportunity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Opportunity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2022.
■	An underweight to pharmaceuticals within the health care sector and an underweight to the energy sector were the largest detractors from performance.
■	Stock selection in the industrials, materials, and communication services sectors were the leading contributors to relative performance.
Rising inflation and interest rates have weighed down equity markets.
The U.S. equity market peaked as we entered 2022 and has declined for three straight quarters on the back of Russia’s Ukraine invasion, rising global inflation, and the central bank’s responsive rate increases to counteract high inflation. As the year progressed, inflation remained stubbornly high (the May headline U.S. Consumer Price Index* increased 8.6% year over year), causing the Federal Reserve (Fed) to accelerate the pace of rate hikes throughout the year. The 0.25% increase in March was followed by another 0.50% in May and then 0.75% hikes in June, July, and September, leaving the federal funds rate at 3.00%, up from 0.00% to start the year. In addition to rate hikes, the Fed also looked to dampen liquidity with the start of quantitative tightening (reducing the size of its balance sheet) in June within the Treasury and mortgage-backed securities markets. Geopolitical fears (Russia/Ukraine) and other supply disruptions (China’s “zero-COVID-19” policy lockdowns) exacerbated the inflation situation and market fears.
Ten largest holdings (%) as of September 30, 2022[1]
Apple Incorporated	4.98
Alphabet Incorporated Class C	4.21
Amazon.com Incorporated	4.15
Texas Instruments Incorporated	2.83
Salesforce.com Incorporated	2.67
MasterCard Incorporated Class A	2.53
The Home Depot Incorporated	2.15
Equinix Incorporated	2.12
Teledyne Technologies Incorporated	2.08
Sun Communities Incorporated	2.03
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Amid this backdrop, the Fund’s benchmark, the Russell 3000® Index, declined 17.63% for the 12-month period. High growth sectors, including communication services, information technology (IT), and consumer discretionary, were the worst-performing sectors in the benchmark, while energy, utilities, and consumer staples performed the best.
Looking at the portfolio changes, the team added to relative sector weights in industrials, materials, and real estate. The team trimmed relative sector weights in financials and health care. Leading sector overweight positions included industrials, real estate, and IT versus the benchmark. Leading sector underweight positions included energy, financials, and consumer staples.
Among sectors, energy and health care were the leading detractors. Energy was the largest detractor due to the Fund’s underweight to the outperforming sector. The sector continued its strong performance as oil prices remain elevated due to supply pressures exacerbated by the Russia-Ukraine war. The health care sector was a detractor due to stock selection and the Fund’s underweight to the pharmaceutical industry within the sector. Bio-Rad Laboratories was the largest individual stock detractor within the sector. Despite posting continued strong revenue and earnings throughout the year, the life sciences and tools company suffered valuation compression caused by market fears about sustainability coupled with rising interest rates.
Among sectors, industrials and materials were the leading contributors to performance due to positive stock selection. Within the industrials sector, the largest contributor was Carlisle Companies, a leading manufacturer of building products, as the company benefited from strong volume and pricing in its roofing business. In the materials sector, Ashland Inc., a global specialty chemical manufacturer, was the leading contributor to performance as the refreshed portfolio mix of companies began to see pricing improvement and recapture of cost-of-goods inflation.

*	The Consumer Price Index (CPI) is ameasure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Allspring Opportunity Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Amid the macro backdrop of a global central bank monetary tightening cycle and geopolitical tensions, we expect near-term economic growth to continue to slow. That said, the
U.S. is entering this changing paradigm with relatively strong fundamentals and consumer balance sheets. This slowdown appears directionally understood by markets and corporate managers as investor sentiment sits at historically low levels and the valuation entry points into many high-quality businesses are increasingly attractive. While timing a turn is always difficult, the reset in expectations and valuations gives us confidence that the market has digested a lot of the slowdown to come.
We continue to feel comfortable with our portfolio positioning. A key outcome of our bottom-up, flexible, active core approach is the ability to migrate to wherever we find opportunities in the market. Our style-agnostic focus and private market value process provide access to a broader opportunity set for selecting stocks, which allows the team to better navigate volatility that arises when different investment styles come into or fall out of favor. The goal is to maintain balanced, all-weather portfolios that can navigate through the market cycle.

Allspring Opportunity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 808.07	$5.26	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87	1.16%
Class C
Actual	$1,000.00	$ 805.94	$8.28	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Class R6
Actual	$1,000.00	$ 809.67	$3.27	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65	0.72%
Administrator Class
Actual	$1,000.00	$ 808.87	$4.40	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91	0.97%
Institutional Class
Actual	$1,000.00	$ 809.57	$3.40	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Opportunity Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Common stocks: 98.59%
Communication services: 7.47%
Interactive media & services: 6.19%
Alphabet Incorporated Class C †	675,720	$ 64,970,478
Meta Platforms Incorporated Class A †	225,408	30,583,357
		95,553,835
Wireless telecommunication services: 1.28%
T-Mobile US Incorporated †	146,833	19,700,584
Consumer discretionary: 12.17%
Internet & direct marketing retail: 4.41%
Amazon.com Incorporated †	567,077	64,079,701
Farfetch Limited Class A †	525,514	3,915,079
		67,994,780
Multiline retail: 1.81%
Dollar General Corporation	116,142	27,857,820
Specialty retail: 4.45%
Burlington Stores Incorporated †	191,807	21,461,285
The Home Depot Incorporated	120,371	33,215,174
Ulta Beauty Incorporated †	35,012	14,046,464
		68,722,923
Textiles, apparel & luxury goods: 1.50%
Deckers Outdoor Corporation †	74,296	23,225,673
Consumer staples: 2.43%
Food & staples retailing: 1.10%
Sysco Corporation	239,821	16,957,743
Household products: 1.33%
Church & Dwight Company Incorporated	287,773	20,558,503
Financials: 6.06%
Capital markets: 4.42%
Intercontinental Exchange Incorporated	241,486	21,818,260
S&P Global Incorporated	66,016	20,157,986
The Charles Schwab Corporation	365,434	26,263,742
		68,239,988
Insurance: 1.64%
Marsh & McLennan Companies Incorporated	169,726	25,338,395
Health care: 11.20%
Health care equipment & supplies: 4.70%
Align Technology Incorporated †	48,610	10,067,617
Boston Scientific Corporation †	711,704	27,564,296
LivaNova plc †	370,522	18,811,402
Medtronic plc	199,248	16,089,276
		72,532,591
The accompanying notes are an integral part of these financial statements.

Allspring Opportunity Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Health care providers & services: 1.88%
UnitedHealth Group Incorporated	57,416	$ 28,997,377
Health care technology: 0.46%
Schrodinger Incorporated †	283,217	7,074,761
Life sciences tools & services: 4.16%
Agilent Technologies Incorporated	166,147	20,195,165
Bio-Rad Laboratories Incorporated Class A †	41,784	17,429,778
Thermo Fisher Scientific Incorporated	52,660	26,708,625
		64,333,568
Industrials: 16.88%
Aerospace & defense: 1.15%
MTU Aero Engines AG	118,808	17,756,390
Building products: 2.93%
Carlisle Companies Incorporated	100,061	28,058,105
The AZEK Company Incorporated †	1,032,085	17,153,253
		45,211,358
Commercial services & supplies: 1.67%
Republic Services Incorporated	189,188	25,737,136
Electrical equipment: 1.36%
Regal Rexnord Corporation	149,636	21,002,909
Machinery: 4.38%
Fortive Corporation	504,277	29,399,349
Ingersoll Rand Incorporated	507,068	21,935,762
SPX Technologies Incorporated †	294,938	16,286,476
		67,621,587
Professional services: 2.67%
CoStar Group Incorporated †	335,709	23,382,132
Dun & Bradstreet Holdings Incorporated	1,438,112	17,818,208
		41,200,340
Trading companies & distributors: 2.72%
Air Lease Corporation	639,446	19,829,220
United Rentals Incorporated †	82,248	22,216,830
		42,046,050
Information technology: 28.73%
Electronic equipment, instruments & components: 4.00%
Amphenol Corporation Class A	443,134	29,672,253
Teledyne Technologies Incorporated †	95,166	32,115,670
		61,787,923
IT services: 5.26%
Fidelity National Information Services Incorporated	323,551	24,450,749
Genpact Limited	404,963	17,725,231
MasterCard Incorporated Class A	137,148	38,996,662
		81,172,642
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Opportunity Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Semiconductors & semiconductor equipment: 3.95%
Marvell Technology Incorporated	402,610	$ 17,275,995
Texas Instruments Incorporated	282,920	43,790,358
		61,066,353
Software: 10.54%
Black Knight Incorporated †	255,255	16,522,656
Fair Isaac Corporation	52,683	21,705,923
Palo Alto Networks Incorporated †	122,817	20,116,196
Riskified Limited Class A †«	658,694	2,595,254
Salesforce.com Incorporated †	286,163	41,161,686
ServiceNow Incorporated †	51,293	19,368,750
Splunk Incorporated †	246,729	18,554,021
Workday Incorporated Class A †	149,027	22,684,890
		162,709,376
Technology hardware, storage & peripherals: 4.98%
Apple Incorporated	555,958	76,833,396
Materials: 5.15%
Chemicals: 4.29%
Ashland Global Holdings Incorporated	213,787	20,303,351
Olin Corporation	499,349	21,412,085
The Sherwin-Williams Company	119,540	24,475,815
		66,191,251
Metals & mining: 0.86%
Steel Dynamics Incorporated	188,743	13,391,316
Real estate: 8.50%
Equity REITs: 8.50%
American Tower Corporation	111,159	23,865,837
Duke Realty Corporation	436,710	21,049,422
Equinix Incorporated	57,677	32,808,985
Sun Communities Incorporated	231,236	31,293,168
VICI Properties Incorporated	742,428	22,161,476
		131,178,888
Total Common stocks (Cost $1,137,770,267)		1,521,995,456

		Yield
Short-term investments: 1.62%
Investment companies: 1.62%
Allspring Government Money Market Fund Select Class ♠∞		2.75%	23,612,026	23,612,026
Securities Lending Cash Investments LLC ♠∩∞		3.08	1,317,500	1,317,500
Total Short-term investments (Cost $24,929,526)				24,929,526
Total investments in securities (Cost $1,162,699,793)	100.21%			1,546,924,982
Other assets and liabilities, net	(0.21)			(3,210,500)
Total net assets	100.00%			$1,543,714,482

The accompanying notes are an integral part of these financial statements.

Allspring Opportunity Fund  |  13

Portfolio of investments—September 30, 2022

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$35,794,530	$246,666,789	$(258,849,293)	$0	$0	$ 23,612,026	23,612,026	$ 158,974
Securities Lending Cash Investments LLC	0	76,397,210	(75,079,710)	0	0	1,317,500	1,317,500	18,478 #
				$0	$0	$24,929,526		$177,452

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Opportunity Fund

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $1,221,400 of securities loaned), at value (cost $1,137,770,267)	$ 1,521,995,456
Investments in affiliated securities, at value (cost $24,929,526)	24,929,526
Receivable for investments sold	2,247,833
Receivable for dividends	1,630,077
Receivable for Fund shares sold	11,837
Receivable for securities lending income, net	412
Prepaid expenses and other assets	109,613
Total assets	1,550,924,754
Liabilities
Payable for investments purchased	3,643,007
Payable upon receipt of securities loaned	1,317,500
Management fee payable	1,013,143
Payable for Fund shares redeemed	343,458
Administration fees payable	289,905
Trustees’ fees and expenses payable	3,238
Distribution fee payable	989
Accrued expenses and other liabilities	599,032
Total liabilities	7,210,272
Total net assets	$1,543,714,482
Net assets consist of
Paid-in capital	$ 1,018,572,641
Total distributable earnings	525,141,841
Total net assets	$1,543,714,482
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,309,458,822
Shares outstanding – Class A1	32,066,868
Net asset value per share – Class A	$40.84
Maximum offering price per share – Class A2	$43.33
Net assets – Class C	$ 1,449,657
Shares outstanding – Class C1	39,572
Net asset value per share – Class C	$36.63
Net assets – Class R6	$ 28,159
Shares outstanding – Class R6[1]	590
Net asset value per share – Class R6	$47.73
Net assets – Administrator Class	$ 209,340,369
Shares outstanding – Administrator Class[1]	4,518,038
Net asset value per share – Administrator Class	$46.33
Net assets – Institutional Class	$ 23,437,475
Shares outstanding – Institutional Class[1]	491,317
Net asset value per share – Institutional Class	$47.70
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Opportunity Fund  |  15

Statement of operations—year ended September 30, 2022

Investment income
Dividends (net of foreign withholdings taxes of $40,109)	$ 13,966,579
Income from affiliated securities	171,172
Total investment income	14,137,751
Expenses
Management fee	13,869,139
Administration fees
Class A	3,442,128
Class C	3,968
Class R6	10
Administrator Class	337,679
Institutional Class	37,059
Shareholder servicing fees
Class A	4,097,772
Class C	4,718
Administrator Class	640,275
Distribution fee
Class C	12,388
Custody and accounting fees	85,217
Professional fees	49,245
Registration fees	56,028
Shareholder report expenses	46,731
Trustees’ fees and expenses	21,953
Other fees and expenses	31,725
Total expenses	22,736,035
Less: Fee waivers and/or expense reimbursements
Fund-level	(308,034)
Class A	(314,557)
Class C	(54)
Administrator Class	(284,172)
Institutional Class	(22,681)
Net expenses	21,806,537
Net investment loss	(7,668,786)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	170,174,797
Net change in unrealized gains (losses) on investments	(554,945,642)
Net realized and unrealized gains (losses) on investments	(384,770,845)
Net decrease in net assets resulting from operations	$(392,439,631)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Opportunity Fund

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment loss		$ (7,668,786)		$ (6,769,361)
Net realized gains on investments		170,174,797		229,877,061
Net change in unrealized gains (losses) on investments		(554,945,642)		333,757,695
Net increase (decrease) in net assets resulting from operations		(392,439,631)		556,865,395
Distributions to shareholders from
Net investment income and net realized gains
Class A		(202,195,613)		(96,777,520)
Class C		(256,382)		(127,070)
Class R6		(3,523)		(1,744)
Administrator Class		(28,631,690)		(13,847,101)
Institutional Class		(3,020,160)		(1,540,976)
Total distributions to shareholders		(234,107,368)		(112,294,411)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	243,823	12,670,364	269,191	14,061,865
Class C	2,480	112,528	3,625	174,851
Administrator Class	31,556	1,797,574	39,573	2,271,942
Institutional Class	151,545	8,990,722	95,789	5,729,224
		23,571,188		22,237,882
Reinvestment of distributions
Class A	3,616,535	196,414,022	1,960,933	94,208,894
Class C	5,181	253,503	2,836	125,099
Class R6	56	3,523	0	0
Administrator Class	437,730	26,929,177	245,777	13,201,487
Institutional Class	43,679	2,761,828	25,255	1,390,102
		226,362,053		108,925,582
Payment for shares redeemed
Class A	(2,901,700)	(146,526,191)	(2,980,120)	(156,844,219)
Class C	(7,705)	(340,145)	(20,605)	(957,879)
Administrator Class	(340,333)	(19,390,951)	(348,167)	(20,269,914)
Institutional Class	(150,295)	(8,627,502)	(151,404)	(9,034,116)
		(174,884,789)		(187,106,128)
Net increase (decrease) in net assets resulting from capital share transactions		75,048,452		(55,942,664)
Total increase (decrease) in net assets		(551,498,547)		388,628,320
Net assets
Beginning of period		2,095,213,029		1,706,584,709
End of period		$1,543,714,482		$2,095,213,029
The accompanying notes are an integral part of these financial statements.

Allspring Opportunity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$57.30	$45.64	$43.37	$46.31	$45.83
Net investment income (loss)	(0.22)	(0.20)	0.01	0.10	(0.01) [1]
Payment from affiliate	0.00	0.00	0.00 [2]	0.00	0.00
Net realized and unrealized gains (losses) on investments	(9.64)	14.95	4.85	1.54	6.41
Total from investment operations	(9.86)	14.75	4.86	1.64	6.40
Distributions to shareholders from
Net investment income	0.00	(0.02)	(0.10)	0.00	(0.17)
Net realized gains	(6.60)	(3.07)	(2.49)	(4.58)	(5.75)
Total distributions to shareholders	(6.60)	(3.09)	(2.59)	(4.58)	(5.92)
Net asset value, end of period	$40.84	$57.30	$45.64	$43.37	$46.31
Total return[3]	(20.07)%	33.63%	11.62% [4]	5.18%	15.16%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.20%	1.21%	1.21%	1.20%
Net expenses	1.16%	1.17%	1.16%	1.19%	1.20%
Net investment income (loss)	(0.43)%	(0.37)%	0.04%	0.23%	(0.01)%
Supplemental data
Portfolio turnover rate	22%	29%	43%	28%	30%
Net assets, end of period (000s omitted)	$1,309,459	$1,782,585	$1,453,975	$1,461,345	$1,528,852

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on the total return.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$52.32	$42.19	$40.02	$43.43	$43.46
Net investment loss	(0.50) [1]	(0.55) [1]	(0.28) [1]	(0.26) [1]	(0.43)
Payment from affiliate	0.00	0.00	0.54	0.00	0.00
Net realized and unrealized gains (losses) on investments	(8.59)	13.75	4.40	1.43	6.15
Total from investment operations	(9.09)	13.20	4.66	1.17	5.72
Distributions to shareholders from
Net realized gains	(6.60)	(3.07)	(2.49)	(4.58)	(5.75)
Net asset value, end of period	$36.63	$52.32	$42.19	$40.02	$43.43
Total return[2]	(20.55)% [3]	32.65%	12.13% [4]	4.37%	14.31%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.92%	1.94%	1.96%	1.95%
Net expenses	1.84%	1.91%	1.92%	1.95%	1.95%
Net investment loss	(1.11)%	(1.12)%	(0.71)%	(0.69)%	(0.76)%
Supplemental data
Portfolio turnover rate	22%	29%	43%	28%	30%
Net assets, end of period (000s omitted)	$1,450	$2,073	$2,268	$3,739	$31,381

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2022, the Fund received payments from a service provider which had a 0.09% impact on the total return.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.44% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Opportunity Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020 [1]
Net asset value, beginning of period	$65.66	$51.83	$46.84
Net investment income	0.01 [2]	0.04	0.04
Net realized and unrealized gains (losses) on investments	(11.34)	17.06	4.95
Total from investment operations	(11.33)	17.10	4.99
Distributions to shareholders from
Net investment income	0.00	(0.20)	0.00
Net realized gains	(6.60)	(3.07)	0.00
Total distributions to shareholders	(6.60)	(3.27)	0.00
Net asset value, end of period	$47.73	$65.66	$51.83
Total return[3]	(19.72)%	34.23%	10.65%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.76%	0.76%
Net expenses	0.72%	0.72%	0.72%
Net investment income	0.01%	0.08%	0.25%
Supplemental data
Portfolio turnover rate	22%	29%	43%
Net assets, end of period (000s omitted)	$28	$35	$28

[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$64.07	$50.68	$47.85	$50.50	$49.45
Net investment income (loss)	(0.14) [1]	(0.10)	0.18	0.21	0.07
Net realized and unrealized gains (losses) on investments	(11.00)	16.65	5.30	1.73	6.97
Total from investment operations	(11.14)	16.55	5.48	1.94	7.04
Distributions to shareholders from
Net investment income	0.00	(0.09)	(0.16)	(0.01)	(0.24)
Net realized gains	(6.60)	(3.07)	(2.49)	(4.58)	(5.75)
Total distributions to shareholders	(6.60)	(3.16)	(2.65)	(4.59)	(5.99)
Net asset value, end of period	$46.33	$64.07	$50.68	$47.85	$50.50
Total return	(19.91)%	33.87%	11.85%	5.37%	15.38%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.12%	1.13%	1.13%	1.12%
Net expenses	0.97%	0.98%	0.97%	1.00%	1.00%
Net investment income (loss)	(0.24)%	(0.18)%	0.22%	0.42%	0.19%
Supplemental data
Portfolio turnover rate	22%	29%	43%	28%	30%
Net assets, end of period (000s omitted)	$209,340	$281,217	$225,604	$227,963	$244,110

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Opportunity Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$65.64	$51.83	$48.89	$51.50	$50.30
Net investment income (loss)	(0.01) [1]	0.03 [1]	0.34	0.35	0.22
Net realized and unrealized gains (losses) on investments	(11.33)	17.04	5.37	1.74	7.08
Total from investment operations	(11.34)	17.07	5.71	2.09	7.30
Distributions to shareholders from
Net investment income	0.00	(0.19)	(0.28)	(0.12)	(0.35)
Net realized gains	(6.60)	(3.07)	(2.49)	(4.58)	(5.75)
Total distributions to shareholders	(6.60)	(3.26)	(2.77)	(4.70)	(6.10)
Net asset value, end of period	$47.70	$65.64	$51.83	$48.89	$51.50
Total return	(19.76)%	34.20%	12.09%	5.63%	15.69%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.88%	0.88%	0.87%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.01)%	0.05%	0.44%	0.66%	0.44%
Supplemental data
Portfolio turnover rate	22%	29%	43%	28%	30%
Net assets, end of period (000s omitted)	$23,437	$29,303	$24,710	$26,447	$29,562

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Opportunity Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Opportunity Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2022, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.

Allspring Opportunity Fund  |  23

Notes to financial statements
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

24  |  Allspring Opportunity Fund

Notes to financial statements
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $1,171,478,704 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 515,756,491
Gross unrealized losses	(140,310,213)
Net unrealized gains	$ 375,446,278
As of September 30, 2022, the Fund had current year deferred post-October capital losses consisting of $2,766,299 in short-term capital losses which will be recognized in the first day of the following fiscal year.
As of September 30, 2022, the Fund had a qualified late-year ordinary loss of $4,939,344 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 115,254,419	$ 0	$0	$ 115,254,419
Consumer discretionary	187,801,196	0	0	187,801,196
Consumer staples	37,516,246	0	0	37,516,246
Financials	93,578,383	0	0	93,578,383
Health care	172,938,297	0	0	172,938,297
Industrials	242,819,380	17,756,390	0	260,575,770
Information technology	443,569,690	0	0	443,569,690
Materials	79,582,567	0	0	79,582,567
Real estate	131,178,888	0	0	131,178,888
Short-term investments
Investment companies	24,929,526	0	0	24,929,526
Total assets	$1,529,168,592	$17,756,390	$0	$1,546,924,982
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

Allspring Opportunity Fund  |  25

Notes to financial statements
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a

26  |  Allspring Opportunity Fund

Notes to financial statements
proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.18%
Class C	1.93
Class R6	0.72
Administrator Class	1.00
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $2,447 from the sale of Class A shares and $35 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2022 were $419,691,730 and $575,583,984, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.

Allspring Opportunity Fund  |  27

Notes to financial statements
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$1,221,400	$(1,221,400)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$ 56,697,335	$ 1,084,056
Long-term capital gain	177,410,033	111,210,355
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
$157,475,905	$375,440,860	$(4,939,344)	$(2,766,299)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of

28  |  Allspring Opportunity Fund

Notes to financial statements
business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Opportunity Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Opportunity Fund (formerly, Wells Fargo Opportunity Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

30  |  Allspring Opportunity Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 23% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $177,410,033 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $16,156,590 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $56,670,789 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Opportunity Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Opportunity Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Opportunity Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Opportunity Fund  |  35

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00345 11-22
A232/AR232 09-22

Annual Report
September 30, 2022
Allspring
Special Mid Cap Value Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Special Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Mid Cap Value Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Special Mid Cap Value Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Special Mid Cap Value Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Special Mid Cap Value Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	James M. Tringas, CFA®‡, Bryant VonCronkhite, CFA®‡, CPA, Shane Zweck, CFA®‡
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFPAX)	7-31-2007	-13.59	4.78	10.05	-8.32	6.03	10.71	1.13	1.13
Class C (WFPCX)	7-31-2007	-10.03	5.24	10.05	-9.03	5.24	10.05	1.88	1.88
Class R (WFHHX)[3]	9-30-2015	–	–	–	-8.55	5.76	10.44	1.38	1.38
Class R6 (WFPRX)[4]	6-28-2013	–	–	–	-7.93	6.48	11.19	0.70	0.70
Administrator Class (WFMDX)	4-8-2005	–	–	–	-8.26	6.11	10.81	1.05	1.05
Institutional Class (WFMIX)	4-8-2005	–	–	–	-8.01	6.38	11.10	0.80	0.80
Russell Midcap® Value Index[5]	–	–	–	–	-13.56	4.76	9.44	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.16% for Class A, 1.91% for Class C, 1.41% for Class R, 0.73% for Class R6, 1.08% for Administrator Class, and 0.83% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Special Mid Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special Mid Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2022.
■	Contributors to performance included stock selection in the financials, industrials, and consumer discretionary sectors and an underweight to the communication services sector.
■	Detractors from performance included stock selection in the utilities sector.
We experienced considerable equity market volatility.
Equity markets experienced significant volatility, driven by rising inflation and leading to a sharply higher move in interest rates. These actions have led to recession fears and are forcing companies to adjust strategic planning around a higher interest rate and slower economic growth environment.
Rather than try to predict monetary policy or time when these macroeconomic headwinds will subside, we look to invest in companies that we believe can control their destiny via their financial flexibility. The changing interest rate dynamic will continue to affect the economy going forward. Assessing how the rising cost of capital affects a company’s financial flexibility is a key part of our process and something that we believe will prove to be a valuable differentiator in today’s volatile interest rate environment.
Ten largest holdings (%) as of September 30, 2022[1]
Carlisle Companies Incorporated	4.40
Republic Services Incorporated	3.80
Arch Capital Group Limited	3.63
LKQ Corporation	3.31
Amdocs Limited	3.14
Brown & Brown Incorporated	2.93
Humana Incorporated	2.84
Vulcan Materials Company	2.79
AerCap Holdings NV	2.78
Keurig Dr. Pepper Incorporated	2.73
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
We made modest changes to sector weightings.
Our stock selection process is predominantly driven by our bottom-up stock analysis. This process led to modest changes to the Fund’s sector weightings during the period. The Fund’s health care and utilities weights increased as the market volatility created some attractive buying opportunities within health care, when seen through our multi-year lens. We reduced the Fund’s consumer discretionary, consumer staples, and financials weights as reward/risk valuations dictated. The team’s reward/risk assessment process continues to guide portfolio decisions as we strive to properly compensate the Fund’s shareholders for each unit of risk being taken.
Stock selection in the financials, industrials, and consumer discretionary sectors and an underweight to the communication services sector benefited the Fund’s performance.
Carlisle Companies Inc. serves a broad range of niche industrial markets, such as commercial buildings, aerospace, health care, and automotive. Carlisle continues to expand its presence within the building envelope, most recently as it integrates its acquisition of Henry Company. We believe management’s strategy to focus on complementary products will strengthen its free cash flow and fortify its balance sheet, creating value for shareholders over time.
Stock selection in the utilities sector detracted from the Fund’s relative performance.
The largest relative detractor was Stanley Black & Decker, Inc. Stanley is known for its combination of growing through innovation and acquisitions and generating strong free cash flow from both of these sources to pursue additional organic and inorganic growth opportunities. After the CEO was forced to step down, the company substantially cut guidance due to a slowing demand backdrop resulting from the accelerated rate-hike cycle. Despite a massive global cost reduction program now underway, we conclude there is risk for additional downside within a rapidly changing demand environment and heightened competitive pressures. This prompted us to reduce our exposure.
Our outlook for the Fund and our process remains positive.
We expect continued market volatility as investors digest slowing economic data, further inflationary pressure, and higher interest rates. The Federal Reserve will likely continue

8  |  Allspring Special Mid Cap Value Fund

Performance highlights (unaudited)
to target inflation, leading to a higher cost of capital that is expected to take a toll on economic growth and the 2023 outlook that many companies will provide.
Sector allocation as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
As active managers, we look to take advantage of the changing interest rate dynamic and the affect it has on a company’s financial flexibility. Companies facing refinancing risk and a higher cost of capital will feel the impact. However, we expect our companies to flex their balance sheets to be better positioned for the future. Our process tends to perform best in the middle and late innings of an economic cycle as early cyclical beneficiaries give way to companies with sustainable free cash flow and flexible balance sheets.
We take comfort in the defensive capabilities of our investment process to protect capital as economic headwinds increase, but we also appreciate our companies’ ability to “play offense” and deploy capital when accretive opportunities arise. While macro conditions may worsen, we believe the financial flexibility of our holdings should support consistent long-term performance.

Allspring Special Mid Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 854.79	$5.21	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Class C
Actual	$1,000.00	$ 851.54	$8.68	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.69	$9.45	1.87%
Class R
Actual	$1,000.00	$ 853.91	$6.37	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.93	1.37%
Class R6
Actual	$1,000.00	$ 856.62	$3.21	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50	0.69%
Administrator Class
Actual	$1,000.00	$ 855.10	$4.84	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.27	1.04%
Institutional Class
Actual	$1,000.00	$ 856.22	$3.68	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00	0.79%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Special Mid Cap Value Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Common stocks: 95.92%
Consumer discretionary: 11.03%
Auto components: 2.84%
Aptiv plc †	1,203,730	$ 94,143,723
Lear Corporation	1,649,600	197,440,624
		291,584,347
Distributors: 3.31%
LKQ Corporation	7,205,400	339,734,610
Hotels, restaurants & leisure: 1.81%
The Wendy's Company	2,127,700	39,766,713
Yum China Holdings Incorporated	3,088,600	146,183,438
		185,950,151
Household durables: 2.69%
D.R. Horton Incorporated	3,725,200	250,892,220
Helen of Troy Limited †	262,100	25,276,924
		276,169,144
Specialty retail: 0.38%
Best Buy Company Incorporated	624,300	39,543,162
Consumer staples: 7.23%
Beverages: 2.73%
Keurig Dr. Pepper Incorporated	7,831,769	280,533,966
Household products: 4.50%
Church & Dwight Company Incorporated	2,648,800	189,230,272
Reynolds Consumer Products Incorporated	10,477,700	272,524,977
		461,755,249
Energy: 5.87%
Energy equipment & services: 1.43%
Baker Hughes Incorporated	3,562,400	74,667,904
NOV Incorporated	4,422,600	71,557,668
		146,225,572
Oil, gas & consumable fuels: 4.44%
Devon Energy Corporation	1,986,600	119,454,258
EOG Resources Incorporated	1,682,400	187,974,552
Valero Energy Corporation	1,393,100	148,852,735
		456,281,545
Financials: 17.62%
Banks: 3.62%
Fifth Third Bancorp	5,138,500	164,226,467
PacWest Bancorp	1,622,100	36,659,460
Regions Financial Corporation	6,375,600	127,958,292
Zions Bancorporation	848,500	43,154,710
		371,998,929
The accompanying notes are an integral part of these financial statements.

Allspring Special Mid Cap Value Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Capital markets: 0.00%
Pershing Square Escrow Shares ♦†	7,483,000	$ 0
Consumer finance: 1.46%
Discover Financial Services	1,646,900	149,736,148
Insurance: 10.67%
Arch Capital Group Limited †	8,174,100	372,248,514
Axis Capital Holdings Limited	873,600	42,937,440
Brown & Brown Incorporated	4,977,600	301,045,248
Loews Corporation	2,725,800	135,853,872
The Allstate Corporation	1,957,600	243,779,928
		1,095,865,002
Mortgage REITs: 1.87%
Annaly Capital Management Incorporated «	11,174,850	191,760,422
Health care: 9.82%
Health care equipment & supplies: 4.11%
Alcon Incorporated	3,852,100	224,115,178
Teleflex Incorporated	196,000	39,486,160
Zimmer Biomet Holdings Incorporated	1,518,100	158,717,355
		422,318,693
Health care providers & services: 4.17%
Humana Incorporated	600,900	291,550,671
Universal Health Services Incorporated Class B	1,547,200	136,432,096
		427,982,767
Life sciences tools & services: 1.54%
Charles River Laboratories International Incorporated †	802,214	157,875,715
Industrials: 20.86%
Building products: 5.40%
Builders FirstSource Incorporated †	1,747,400	102,956,808
Carlisle Companies Incorporated	1,609,600	451,347,936
		554,304,744
Commercial services & supplies: 3.80%
Republic Services Incorporated	2,868,800	390,271,552
Construction & engineering: 2.27%
APi Group Corporation †	4,247,616	56,365,864
MasTec Incorporated †	2,784,700	176,828,450
		233,194,314
Machinery: 3.09%
Donaldson Company Incorporated	3,315,000	162,468,150
Gates Industrial Corporation plc †	8,126,532	79,314,952
Stanley Black & Decker Incorporated	1,002,200	75,375,462
		317,158,564
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Special Mid Cap Value Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Professional services: 3.52%
Dun & Bradstreet Holdings Incorporated	9,005,246	$ 111,574,998
Jacobs Solutions Incorporated	2,300,200	249,548,698
		361,123,696
Trading companies & distributors: 2.78%
AerCap Holdings NV †	6,752,000	285,812,161
Information technology: 6.84%
Communications equipment: 0.76%
Juniper Networks Incorporated	3,002,700	78,430,524
IT services: 4.67%
Amdocs Limited	4,059,800	322,551,110
Euronet Worldwide Incorporated †	2,064,800	156,429,248
		478,980,358
Semiconductors & semiconductor equipment: 0.50%
ON Semiconductor Corporation †	825,500	51,453,415
Software: 0.91%
NCR Corporation †	4,937,700	93,865,677
Materials: 4.89%
Chemicals: 0.38%
FMC Corporation	365,100	38,591,070
Construction materials: 2.79%
Vulcan Materials Company	1,819,600	286,969,116
Containers & packaging: 0.73%
AptarGroup Incorporated	790,100	75,083,203
Metals & mining: 0.99%
Freeport-McMoRan Incorporated	3,725,400	101,815,182
Real estate: 4.72%
Equity REITs: 2.18%
Boston Properties Incorporated	592,900	44,449,713
Gaming and Leisure Properties Incorporated	4,059,600	179,596,704
		224,046,417
Real estate management & development: 2.54%
CBRE Group Incorporated Class A †	3,870,200	261,277,202
Utilities: 7.04%
Electric utilities: 5.15%
American Electric Power Company Incorporated	3,203,500	276,942,575
FirstEnergy Corporation	6,797,100	251,492,700
		528,435,275
Water utilities: 1.89%
American Water Works Company Incorporated	1,491,900	194,185,704
Total Common stocks (Cost $8,556,740,383)		9,850,313,596

The accompanying notes are an integral part of these financial statements.

Allspring Special Mid Cap Value Fund  |  13

Portfolio of investments—September 30, 2022

	Expiration date	Shares	Value
Warrants: 0.00%
Financials: 0.00%
Capital markets: 0.00%
Pershing Square Warrant Escrow Shares ♦†	7-24-2025	769,690	$ 0
Diversified financial services: 0.00%
Liberty Media Acquisition Corporation Class A †	1-22-2026	350,204	1,402
Total Warrants (Cost $5,238,224)			1,402

		Yield
Short-term investments: 4.77%
Investment companies: 4.77%
Allspring Government Money Market Fund Select Class ♠∞		2.75%	468,119,059	468,119,059
Securities Lending Cash Investments LLC ♠∩∞		3.08	21,600,000	21,600,000
Total Short-term investments (Cost $489,719,059)				489,719,059
Total investments in securities (Cost $9,051,697,666)	100.69%			10,340,034,057
Other assets and liabilities, net	(0.69)			(70,601,127)
Total net assets	100.00%			$10,269,432,930

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Special Mid Cap Value Fund

Portfolio of investments—September 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 65,051,778	$2,281,113,513	$(1,878,046,232)	$0	$0	$ 468,119,059	468,119,059	$ 3,082,682
Securities Lending Cash Investments LLC	123,735,675	1,425,429,241	(1,527,564,916)	0	0	21,600,000	21,600,000	296,191 #
				$0	$0	$489,719,059		$3,378,873

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Special Mid Cap Value Fund  |  15

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $20,592,000 of securities loaned), at value (cost $8,561,978,607)	$ 9,850,314,998
Investments in affiliated securities, at value (cost $489,719,059)	489,719,059
Receivable for dividends	23,390,001
Receivable for Fund shares sold	18,324,830
Receivable for investments sold	5,147,504
Receivable for securities lending income, net	346
Prepaid expenses and other assets	178,854
Total assets	10,387,075,592
Liabilities
Payable for Fund shares redeemed	52,660,687
Payable for investments purchased	35,129,491
Payable upon receipt of securities loaned	21,600,000
Management fee payable	6,408,430
Administration fees payable	1,116,070
Distribution fees payable	82,843
Trustees’ fees and expenses payable	4,990
Accrued expenses and other liabilities	640,151
Total liabilities	117,642,662
Total net assets	$10,269,432,930
Net assets consist of
Paid-in capital	$ 8,175,677,262
Total distributable earnings	2,093,755,668
Total net assets	$10,269,432,930
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,098,923,568
Shares outstanding – Class A1	26,822,066
Net asset value per share – Class A	$40.97
Maximum offering price per share – Class A2	$43.47
Net assets – Class C	$ 108,314,379
Shares outstanding – Class C1	2,818,248
Net asset value per share – Class C	$38.43
Net assets – Class R	$ 23,047,658
Shares outstanding – Class R1	555,417
Net asset value per share – Class R	$41.50
Net assets – Class R6	$ 2,537,406,542
Shares outstanding – Class R6[1]	59,895,759
Net asset value per share – Class R6	$42.36
Net assets – Administrator Class	$ 293,285,959
Shares outstanding – Administrator Class[1]	6,999,113
Net asset value per share – Administrator Class	$41.90
Net assets – Institutional Class	$ 6,208,454,824
Shares outstanding – Institutional Class[1]	146,839,649
Net asset value per share – Institutional Class	$42.28
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Special Mid Cap Value Fund

Statement of operations—year ended September 30, 2022

Investment income
Dividends (net of foreign withholdings taxes of $24,732)	$ 195,582,368
Income from affiliated securities	3,530,940
Total investment income	199,113,308
Expenses
Management fee	79,025,902
Administration fees
Class A	2,578,392
Class C	275,949
Class R	58,872
Class R6	879,023
Administrator Class	472,919
Institutional Class	9,525,950
Shareholder servicing fees
Class A	3,069,514
Class C	328,477
Class R	70,086
Administrator Class	906,601
Distribution fees
Class C	985,414
Class R	69,966
Custody and accounting fees	369,854
Professional fees	48,708
Registration fees	39,742
Shareholder report expenses	190,146
Trustees’ fees and expenses	21,953
Other fees and expenses	98,860
Total expenses	99,016,328
Less: Fee waivers and/or expense reimbursements
Class A	(45,497)
Administrator Class	(285)
Net expenses	98,970,546
Net investment income	100,142,762
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	840,973,722
Written options	44
Net realized gains on investments	840,973,766
Net change in unrealized gains (losses) on investments	(1,827,828,925)
Net realized and unrealized gains (losses) on investments	(986,855,159)
Net decrease in net assets resulting from operations	$ (886,712,397)
The accompanying notes are an integral part of these financial statements.

Allspring Special Mid Cap Value Fund  |  17

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment income		$ 100,142,762		$ 51,851,723
Net realized gains on investments		840,973,766		1,198,851,374
Net change in unrealized gains (losses) on investments		(1,827,828,925)		2,195,163,927
Net increase (decrease) in net assets resulting from operations		(886,712,397)		3,445,867,024
Distributions to shareholders from
Net investment income and net realized gains
Class A		(110,358,404)		(3,690,728)
Class C		(13,179,402)		0
Class R		(2,629,091)		(26,900)
Class R6		(285,467,612)		(18,362,088)
Administrator Class		(35,968,625)		(1,423,815)
Institutional Class		(709,096,674)		(40,723,017)
Total distributions to shareholders		(1,156,699,808)		(64,226,548)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,751,410	372,215,224	4,786,526	219,114,924
Class C	405,027	18,038,819	343,992	15,066,280
Class R	105,843	5,089,721	121,981	5,747,947
Class R6	15,938,770	778,779,921	17,294,698	804,836,030
Administrator Class	945,270	45,991,976	3,486,926	142,839,440
Institutional Class	34,907,411	1,701,993,232	40,111,359	1,892,677,973
		2,922,108,893		3,080,282,594
Reinvestment of distributions
Class A	2,107,086	100,816,278	81,671	3,375,452
Class C	275,193	12,400,184	0	0
Class R	54,264	2,629,091	641	26,865
Class R6	5,339,952	264,158,691	396,774	16,843,042
Administrator Class	731,733	35,793,083	33,647	1,418,220
Institutional Class	13,797,049	681,214,678	914,588	38,787,662
		1,097,012,005		60,451,241
Payment for shares redeemed
Class A	(6,023,376)	(285,845,424)	(9,325,133)	(400,160,013)
Class C	(705,880)	(31,262,478)	(780,392)	(32,978,696)
Class R	(183,311)	(8,874,137)	(235,151)	(10,628,060)
Class R6	(19,063,414)	(935,061,047)	(17,821,226)	(818,801,519)
Administrator Class	(2,433,931)	(118,746,155)	(4,778,979)	(206,239,718)
Institutional Class	(44,254,040)	(2,144,475,188)	(41,678,815)	(1,966,093,841)
		(3,524,264,429)		(3,434,901,847)
Net increase (decrease) in net assets resulting from capital share transactions		494,856,469		(294,168,012)
Total increase (decrease) in net assets		(1,548,555,736)		3,087,472,464
Net assets
Beginning of period		11,817,988,666		8,730,516,202
End of period		$10,269,432,930		$11,817,988,666
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$49.22	$35.33	$39.63	$37.59	$37.49
Net investment income	0.22	0.13	0.18	0.26	0.15
Net realized and unrealized gains (losses) on investments	(3.63)	13.91	(2.85)	2.54	1.50
Total from investment operations	(3.41)	14.04	(2.67)	2.80	1.65
Distributions to shareholders from
Net investment income	(0.11)	(0.15)	(0.23)	(0.17)	(0.23)
Net realized gains	(4.73)	0.00	(1.40)	(0.59)	(1.32)
Total distributions to shareholders	(4.84)	(0.15)	(1.63)	(0.76)	(1.55)
Net asset value, end of period	$40.97	$49.22	$35.33	$39.63	$37.59
Total return[1]	(8.32)%	39.83%	(7.22)%	7.81%	4.50%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.14%	1.15%	1.15%
Net expenses	1.12%	1.13%	1.14%	1.15%	1.15%
Net investment income	0.55%	0.17%	0.56%	0.67%	0.40%
Supplemental data
Portfolio turnover rate	24%	38%	51%	37%	37%
Net assets, end of period (000s omitted)	$1,098,924	$1,131,411	$969,508	$1,003,560	$1,038,883

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Special Mid Cap Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$46.68	$33.63	$37.85	$36.02	$36.03
Net investment loss	(0.11)	(0.25) [1]	(0.11)	(0.07)	(0.14)
Net realized and unrealized gains (losses) on investments	(3.41)	13.30	(2.71)	2.49	1.46
Total from investment operations	(3.52)	13.05	(2.82)	2.42	1.32
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(4.73)	0.00	(1.40)	(0.59)	(1.32)
Total distributions to shareholders	(4.73)	0.00	(1.40)	(0.59)	(1.33)
Net asset value, end of period	$38.43	$46.68	$33.63	$37.85	$36.02
Total return[2]	(9.03)%	38.80%	(7.89)%	7.00%	3.72%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.88%	1.89%	1.90%	1.90%
Net expenses	1.87%	1.88%	1.89%	1.90%	1.90%
Net investment loss	(0.22)%	(0.58)%	(0.19)%	(0.09)%	(0.35)%
Supplemental data
Portfolio turnover rate	24%	38%	51%	37%	37%
Net assets, end of period (000s omitted)	$108,314	$132,741	$110,318	$147,086	$174,839

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$49.81	$35.74	$40.10	$38.09	$38.08
Net investment income (loss)	0.13	(0.04) [1]	0.09	0.17	0.09
Net realized and unrealized gains (losses) on investments	(3.71)	14.15	(2.90)	2.57	1.49
Total from investment operations	(3.58)	14.11	(2.81)	2.74	1.58
Distributions to shareholders from
Net investment income	0.00	(0.04)	(0.15)	(0.14)	(0.25)
Net realized gains	(4.73)	0.00	(1.40)	(0.59)	(1.32)
Total distributions to shareholders	(4.73)	(0.04)	(1.55)	(0.73)	(1.57)
Net asset value, end of period	$41.50	$49.81	$35.74	$40.10	$38.09
Total return	(8.55)%	39.51%	(7.45)%	7.52%	4.23%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.38%	1.39%	1.40%	1.40%
Net expenses	1.37%	1.38%	1.39%	1.40%	1.40%
Net investment income (loss)	0.28%	(0.08)%	0.31%	0.43%	0.18%
Supplemental data
Portfolio turnover rate	24%	38%	51%	37%	37%
Net assets, end of period (000s omitted)	$23,048	$28,821	$24,705	$31,961	$24,575

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Special Mid Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$50.72	$36.39	$40.76	$38.67	$38.52
Net investment income	0.46	0.29	0.36	0.40	0.32 [1]
Net realized and unrealized gains (losses) on investments	(3.79)	14.36	(2.94)	2.62	1.55
Total from investment operations	(3.33)	14.65	(2.58)	3.02	1.87
Distributions to shareholders from
Net investment income	(0.30)	(0.32)	(0.39)	(0.34)	(0.40)
Net realized gains	(4.73)	0.00	(1.40)	(0.59)	(1.32)
Total distributions to shareholders	(5.03)	(0.32)	(1.79)	(0.93)	(1.72)
Net asset value, end of period	$42.36	$50.72	$36.39	$40.76	$38.67
Total return	(7.93)%	40.44%	(6.84)%	8.28%	4.95%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.70%	0.71%	0.72%	0.72%
Net expenses	0.69%	0.70%	0.71%	0.72%	0.72%
Net investment income	0.96%	0.60%	0.99%	1.12%	0.85%
Supplemental data
Portfolio turnover rate	24%	38%	51%	37%	37%
Net assets, end of period (000s omitted)	$2,537,407	$2,925,693	$2,103,895	$2,094,860	$1,493,787

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$50.22	$36.02	$40.35	$38.23	$38.12
Net investment income	0.39	0.23	0.24 [1]	0.27 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(3.85)	14.13	(2.93)	2.61	1.52
Total from investment operations	(3.46)	14.36	(2.69)	2.88	1.70
Distributions to shareholders from
Net investment income	(0.13)	(0.16)	(0.24)	(0.17)	(0.27)
Net realized gains	(4.73)	0.00	(1.40)	(0.59)	(1.32)
Total distributions to shareholders	(4.86)	(0.16)	(1.64)	(0.76)	(1.59)
Net asset value, end of period	$41.90	$50.22	$36.02	$40.35	$38.23
Total return	(8.26)%	39.96%	(7.15)%	7.88%	4.58%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.05%	1.06%	1.07%	1.07%
Net expenses	1.04%	1.05%	1.06%	1.07%	1.07%
Net investment income	0.60%	0.25%	0.65%	0.72%	0.47%
Supplemental data
Portfolio turnover rate	24%	38%	51%	37%	37%
Net assets, end of period (000s omitted)	$293,286	$389,512	$324,727	$604,126	$978,368

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Special Mid Cap Value Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$50.63	$36.33	$40.70	$38.61	$38.47
Net investment income	0.42	0.24	0.32	0.38 [1]	0.26
Net realized and unrealized gains (losses) on investments	(3.78)	14.35	(2.94)	2.60	1.56
Total from investment operations	(3.36)	14.59	(2.62)	2.98	1.82
Distributions to shareholders from
Net investment income	(0.26)	(0.29)	(0.35)	(0.30)	(0.36)
Net realized gains	(4.73)	0.00	(1.40)	(0.59)	(1.32)
Total distributions to shareholders	(4.99)	(0.29)	(1.75)	(0.89)	(1.68)
Net asset value, end of period	$42.28	$50.63	$36.33	$40.70	$38.61
Total return	(8.01)%	40.30%	(6.93)%	8.17%	4.84%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.81%	0.82%	0.82%
Net expenses	0.79%	0.80%	0.81%	0.82%	0.82%
Net investment income	0.86%	0.50%	0.89%	1.00%	0.73%
Supplemental data
Portfolio turnover rate	24%	38%	51%	37%	37%
Net assets, end of period (000s omitted)	$6,208,455	$7,209,810	$5,197,362	$5,349,953	$4,937,901

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Special Mid Cap Value Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Mid Cap Value Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2022, such fair value pricing was not used in pricing foreign securities.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of

Allspring Special Mid Cap Value Fund  |  25

Notes to financial statements
valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

26  |  Allspring Special Mid Cap Value Fund

Notes to financial statements
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $9,065,093,124 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$2,110,307,664
Gross unrealized losses	(835,366,731)
Net unrealized gains	$1,274,940,933
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to redemptions-in-kind. At September 30, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(7,233,287)	$7,233,287
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Special Mid Cap Value Fund  |  27

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$ 1,132,981,414	$ 0	$0	$ 1,132,981,414
Consumer staples	742,289,215	0	0	742,289,215
Energy	602,507,117	0	0	602,507,117
Financials	1,809,360,501	0	0	1,809,360,501
Health care	1,008,177,175	0	0	1,008,177,175
Industrials	2,141,865,031	0	0	2,141,865,031
Information technology	702,729,974	0	0	702,729,974
Materials	502,458,571	0	0	502,458,571
Real estate	485,323,619	0	0	485,323,619
Utilities	722,620,979	0	0	722,620,979
Warrants
Financials	0	1,402	0	1,402
Short-term investments
Investment companies	489,719,059	0	0	489,719,059
Total assets	$10,340,032,655	$1,402	$0	$10,340,034,057
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

28  |  Allspring Special Mid Cap Value Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:

Allspring Special Mid Cap Value Fund  |  29

Notes to financial statements
Expense ratio caps
Class A	1.16%
Class C	1.91
Class R	1.41
Class R6	0.73
Administrator Class	1.08
Institutional Class	0.83
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $36,859 from the sale of Class A shares and $465 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2022 were $2,705,907,594 and $3,208,626,148, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

30  |  Allspring Special Mid Cap Value Fund

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
JPMorgan Securities LLC	$20,592,000	$(20,592,000)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2022, the Fund entered into written options for hedging purposes and had an average of 106 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$286,479,402	$64,226,548
Long-term capital gain	870,220,406	0
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$143,890,181	$674,924,534	$1,274,940,933
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. REDEMPTIONS IN-KIND
During the year ended September 30, 2022, the Fund redeemed assets through in-kind redemptions for shareholders in Class R6. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transactions are reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:

Allspring Special Mid Cap Value Fund  |  31

Notes to financial statements
Date	Value of securities issued	Cash	Realized losses	% of the Fund
7-8-2022	$73,359,439	$1,497,238	$(7,233,287)	0.68%
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Allspring Special Mid Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Mid Cap Value Fund (formerly, Wells Fargo Special Mid Cap Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring Special Mid Cap Value Fund  |  33

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 51% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $870,220,406 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $155,439,667 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $224,943,583 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Allspring Special Mid Cap Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Special Mid Cap Value Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Allspring Special Mid Cap Value Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Special Mid Cap Value Fund  |  37

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Allspring Special Mid Cap Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00346 11-22
A234/AR234 09-22

Annual Report
September 30, 2022
Allspring
Diversified Capital Builder Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Diversified Capital Builder Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Diversified Capital Builder Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Diversified Capital Builder Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Diversified Capital Builder Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Diversified Capital Builder Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Junkin, Margaret Patel
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKBAX)	1-20-1998	-17.48	4.29	8.92	-12.45	5.54	9.56	1.11	1.11
Class C (EKBCX)	1-22-1998	-14.12	4.73	8.90	-13.12	4.73	8.90	1.86	1.86
Administrator Class (EKBDX)	7-30-2010	–	–	–	-12.30	5.60	9.71	1.03	1.03
Institutional Class (EKBYX)	1-26-1998	–	–	–	-12.19	5.86	9.94	0.78	0.78
Diversified Capital Builder Blended Index[3]	–	–	–	–	-16.29	7.20	9.72	–	–
ICE BofA U.S. Cash Pay High Yield Index[4]	–	–	–	–	-13.96	1.41	3.85	–	–
Russell 1000® Index[5]	–	–	–	–	-17.22	9.00	11.60	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.13% for Class A, 1.88% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Source: Allspring Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash Pay High Yield Index. You cannot invest directly in an index.
[4]	The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[5]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6  |  Allspring Diversified Capital Builder Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, ICE BofA U.S. Cash Pay High Yield Index and Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Diversified Capital Builder Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Diversified Capital Builder Blended Index, for the 12- month period that ended September 30, 2022.
■	The financials, health care, and industrials sectors outperformed.
■	Holdings in consumer discretionary and information technology (IT) detracted from relative results.
■	Our lack of holdings in communication services, the equity index’s worst-performing sector, helped the Fund’s relative return.
■	The Fund’s bond holdings underperformed the ICE BofA U.S. Cash Pay High Yield Index due to our somewhat longer duration of bond issues. Longer-duration bonds are more price sensitive to the upward movement in interest rates.
Rising interest rates created a challenging environment.
The Russell 1000® Index initially rose in the first few months of the fiscal year but subsequently declined overall over the balance of the period, reflecting the negative effects of higher interest rates on equity valuations. After strong growth in the first quarter of the fiscal year, the economy slowed notably, with U.S. gross domestic product contracting slightly over the rest of the fiscal year. While most companies recorded strong earnings growth, often above market expectations, stock prices declined. While companies overall maintained their revenue growth and profit margins, as interest rates rose, the price/earnings ratios of most stocks declined sharply. Because of expected continued increases in interest rates, the “multiples” (stock valuations) that companies’ future earnings were expected to trade dropped, despite the trend of rising earnings. As a result, the Russell 1000® Index declined by approximately 17% in the fiscal year.
Interest rates, as measured by U.S. Treasury securities due in 10 years, rose steadily from 1.49% at the beginning of the fiscal year to 3.83% at month-end September 2022. Interest rates on longer-maturity issues such as 10-year maturity Treasuries moved up faster than the increases in short-term rates announced by the Federal Reserve (Fed). The market anticipated the Fed would continue to increase short-term rates as long as inflation was substantially higher than its announced 2% target.
Stocks declined in value during the period.
Most stocks rose in the first quarter of the fiscal year, reflecting strong earnings growth. After reaching a peak valuation in early January, the stock market declined overall during a volatile few months, reaching its low on September 30, 2022. The market decline began once it became clear the Fed would begin to aggressively raise short-term interest rates and begin selling its massive portfolio of Treasury and mortgage securities. Virtually all sectors dropped in price in the first nine months of 2022, especially those considered economically or interest rate sensitive. In addition, many growth stocks, which had been trading at historically high price/earnings ratios, had especially sharp declines, even in the face of still-growing earnings.
Ten largest holdings (%) as of September 30, 2022[1]
L3Harris Technologies Incorporated	5.01
Leidos Holdings Incorporated	3.94
Amphenol Corporation Class A	3.87
AbbVie Incorporated	3.38
Broadcom Incorporated	3.38
Berry Global Group Incorporated	2.84
Thermo Fisher Scientific Incorporated	2.72
The Timken Company	2.66
Advanced Micro Devices Incorporated	2.48
Danaher Corporation	2.35
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund moderately outperformed its benchmark, primarily due to our minimal holdings in communication services and consumer discretionary companies. We have continued to underweight those sectors, as we feel other areas of the economy will have higher growth over the next year. Within the equity portfolio, results were helped by our overweight in health care, our largest sector. Holdings in the industrials sector also contributed to relative performance. Although this sector is considered economically sensitive, our holdings were overweighted in the defense sector, which benefited from high cash flow and expected rising revenue.
Equity outperformers included several health care companies: AbbVie, Inc.; McKesson Corp.; Bristol-Myers Squibb Co.; and Vertex Pharmaceuticals Inc. Several holdings in the IT sector contributed to performance, including Synopsys, Inc.; Broadcom Inc.; and Xilinx, Inc., which was subsequently acquired by Broadcom Inc. at a substantial premium over its price at the time of the announcement. Detractors included several companies in the materials sector, such as Celanese Corp.; Eastman Chemical Co.; and

8  |  Allspring Diversified Capital Builder Fund

Performance highlights (unaudited)
Berry Global Group Inc. In industrials, John Bean Technologies Corp.; Generac Holdings Inc.; and Leidos Holdings, Inc., detracted.
The Fund’s bond holdings consisted of high-yield, below-investment-grade issues. High-yield bonds historically have been more sensitive to prospects of future economic growth than investment-grade bonds. In addition, prices of high-yield bonds typically reflect movements in U.S. Treasury bond yields, declining in price as interest rates rise.
Portfolio composition as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Detractors in the bond portfolio were health care companies Bausch Health Companies Inc. and DaVita Inc. Bonds of economically sensitive materials companies Ball Corp. and Valvoline, Inc., detracted. Bonds adding relative performance included IT companies Citrix Systems, Inc.*; Microchip Technology Inc*.; and Western Digital Corp*.
Our outlook is cautious.
The U.S. economy is expected to grow modestly, and unemployment has remained at historically low levels. However, the Fed has stated numerous times that it seeks to bring inflation from its currently high level to 2%, even if it means unemployment is raised significantly and the economy goes through a painful period. So the risk is that interest rates may be raised too rapidly and to such high levels that economic growth may be damaged. In addition, as the Fed begins to reduce its multi-trillion-dollar portfolio of Treasuries and mortgages, liquidity in the financial system may become impaired. Because stock prices appear reasonable compared with their earnings growth, we have focused on holdings of companies with historical secular growth, with flexible balance sheets that could withstand a downturn in the economy. We believe these companies can provide attractive total return over the next few years, despite the uncertainties faced by today’s investors.

*	This security was no longer held at the end of the reporting period.

Allspring Diversified Capital Builder Fund  |  9

This security was no longer held at the end of the reporting period.
This security was no longer held at the end of the reporting period.

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 818.65	$5.01	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Class C
Actual	$1,000.00	$ 815.16	$8.46	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.40	1.86%
Administrator Class
Actual	$1,000.00	$ 818.82	$4.70	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22	1.03%
Institutional Class
Actual	$1,000.00	$ 819.45	$3.56	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Common stocks: 78.52%
Consumer discretionary: 0.29%
Household durables: 0.29%
Whirlpool Corporation	20,000	$ 2,696,200
Financials: 0.54%
Banks: 0.54%
Regions Financial Corporation	250,000	5,017,500
Health care: 24.07%
Biotechnology: 7.27%
AbbVie Incorporated	235,000	31,539,350
Amgen Incorporated	90,000	20,286,000
Horizon Therapeutics plc †	212,000	13,120,680
Vertex Pharmaceuticals Incorporated †	10,000	2,895,400
		67,841,430
Health care equipment & supplies: 3.48%
Abbott Laboratories	200,000	19,352,000
Becton Dickinson & Company	55,000	12,255,650
STERIS plc	5,000	831,400
		32,439,050
Health care providers & services: 2.18%
McKesson Corporation	60,000	20,392,200
Life sciences tools & services: 8.01%
Bio-Rad Laboratories Incorporated Class A †	15,000	6,257,100
Charles River Laboratories International Incorporated †	30,000	5,904,000
Danaher Corporation	85,000	21,954,650
IQVIA Holdings Incorporated †	60,000	10,868,400
Thermo Fisher Scientific Incorporated	50,000	25,359,500
West Pharmaceutical Services Incorporated	18,000	4,429,440
		74,773,090
Pharmaceuticals: 3.13%
Bristol-Myers Squibb Company	300,000	21,327,000
Catalent Incorporated †	50,000	3,618,000
Merck & Company Incorporated	50,000	4,306,000
		29,251,000
Industrials: 20.73%
Aerospace & defense: 5.83%
Curtiss-Wright Corporation	55,000	7,653,800
L3Harris Technologies Incorporated	225,000	46,761,750
		54,415,550
Commercial services & supplies: 0.12%
Clean Harbors Incorporated †	10,000	1,099,800
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Capital Builder Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Electrical equipment: 3.00%
AMETEK Incorporated	145,000	$ 16,444,450
Generac Holdings Incorporated †	65,000	11,579,100
		28,023,550
Industrial conglomerates: 0.63%
Honeywell International Incorporated	35,000	5,843,950
Machinery: 7.21%
Crane Holdings Company	60,000	5,252,400
IDEX Corporation	80,000	15,988,000
John Bean Technologies Corporation	175,000	15,050,000
Oshkosh Corporation	20,000	1,405,800
Parker-Hannifin Corporation	20,000	4,846,200
The Timken Company	420,000	24,796,800
		67,339,200
Professional services: 3.94%
Leidos Holdings Incorporated	420,000	36,737,400
Information technology: 21.45%
Electronic equipment, instruments & components: 5.32%
Amphenol Corporation Class A	540,000	36,158,400
Teledyne Technologies Incorporated †	40,000	13,498,800
		49,657,200
Semiconductors & semiconductor equipment: 11.36%
Advanced Micro Devices Incorporated †	365,000	23,126,400
Analog Devices Incorporated	30,000	4,180,200
Broadcom Incorporated	71,000	31,524,710
Marvell Technology Incorporated	120,000	5,149,200
Microchip Technology Incorporated	330,000	20,139,900
Micron Technology Incorporated	210,000	10,521,000
NVIDIA Corporation	27,000	3,277,530
Qualcomm Incorporated	50,000	5,649,000
Synaptics Incorporated †	25,000	2,475,250
		106,043,190
Software: 4.57%
Adobe Incorporated †	20,000	5,504,000
ANSYS Incorporated †	30,000	6,651,000
Autodesk Incorporated †	30,000	5,604,000
Microsoft Corporation	61,000	14,206,900
Synopsys Incorporated †	35,000	10,692,850
		42,658,750
Technology hardware, storage & peripherals: 0.20%
NetApp Incorporated	30,000	1,855,500
Materials: 11.25%
Chemicals: 6.96%
Celanese Corporation Series A	72,000	6,504,480
Eastman Chemical Company	160,000	11,368,000
Huntsman Corporation	615,000	15,092,100
Olin Corporation	210,000	9,004,800
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Chemicals (continued)
PPG Industries Incorporated	32,000	$ 3,542,080
The Sherwin-Williams Company	47,500	9,725,625
Tronox Holdings plc Class A	47,300	579,425
Westlake Chemical Corporation	105,000	9,122,400
		64,938,910
Containers & packaging: 4.29%
AptarGroup Incorporated	76,500	7,269,795
Berry Global Group Incorporated †	570,000	26,522,100
Sealed Air Corporation	140,000	6,231,400
		40,023,295
Real estate: 0.19%
Equity REITs: 0.19%
Iron Mountain Incorporated	40,000	1,758,800
Total Common stocks (Cost $623,806,675)		732,805,565

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 15.15%
Consumer discretionary: 1.38%
Auto components: 1.38%
Tenneco Incorporated 144A	5.13%	4-15-2029	$13,000,000	12,837,841
Consumer staples: 1.18%
Food products: 0.73%
Post Holdings Incorporated 144A	4.50	9-15-2031	8,435,000	6,790,175
Household durables: 0.45%
Spectrum Brands Incorporated 144A	3.88	3-15-2031	6,200,000	4,227,036
Health care: 3.07%
Health care equipment & supplies: 0.48%
Hologic Incorporated 144A	3.25	2-15-2029	5,440,000	4,448,765
Health care providers & services: 1.86%
AMN Healthcare Incorporated 144A	4.00	4-15-2029	1,000,000	842,610
AMN Healthcare Incorporated 144A	4.63	10-1-2027	1,000,000	897,088
Catalent Pharma Solutions Incorporated 144A	3.13	2-15-2029	1,000,000	771,250
Davita Incorporated 144A	4.63	6-1-2030	13,550,000	10,484,313
Encompass Health Corporation	4.63	4-1-2031	5,500,000	4,346,418
				17,341,679
Life sciences tools & services: 0.17%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	2,000,000	1,612,847
Pharmaceuticals: 0.56%
Bausch Health Companies Incorporated 144A	11.00	9-30-2028	4,394,589	3,537,643
Bausch Health Companies Incorporated 144A	14.00	10-15-2030	877,828	478,416
Organon Finance 1 LLC 144A	5.13	4-30-2031	1,500,000	1,228,740
				5,244,799
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Capital Builder Fund  |  13

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Industrials: 2.23%
Aerospace & defense: 1.08%
TransDigm Group Incorporated	4.63%	1-15-2029	$ 9,000,000	$ 7,245,270
TransDigm Group Incorporated	6.38	6-15-2026	3,000,000	2,834,288
				10,079,558
Commercial services & supplies: 0.27%
ACCO Brands Corporation 144A	4.25	3-15-2029	2,000,000	1,504,564
Stericycle Incorporated 144A	3.88	1-15-2029	1,310,000	1,084,844
				2,589,408
Construction & engineering: 0.88%
Dycom Industries Incorporated 144A	4.50	4-15-2029	9,720,000	8,190,782
Information technology: 1.23%
Electronic equipment, instruments & components: 0.77%
TTM Technologies Incorporated 144A	4.00	3-1-2029	8,890,000	7,159,384
IT services: 0.03%
Gartner Incorporated 144A	3.63	6-15-2029	350,000	291,375
Semiconductors & semiconductor equipment: 0.43%
Synaptics Incorporated 144A	4.00	6-15-2029	5,000,000	4,025,273
Materials: 3.54%
Chemicals: 1.96%
Koppers Incorporated 144A	6.00	2-15-2025	8,190,000	7,330,050
Tronox Incorporated 144A	4.63	3-15-2029	5,310,000	3,929,400
Valvoline Incorporated 144A	3.63	6-15-2031	9,495,000	6,992,965
				18,252,415
Containers & packaging: 1.58%
Ball Corporation	2.88	8-15-2030	12,000,000	9,209,340
Berry Global Incorporated 144A«	4.50	2-15-2026	1,189,000	1,098,979
Sealed Air Corporation 144A	5.00	4-15-2029	5,000,000	4,462,500
				14,770,819
Real estate: 1.54%
Equity REITs: 1.54%
Iron Mountain Incorporated 144A	4.50	2-15-2031	12,350,000	9,548,773
SBA Communications Corporation	3.13	2-1-2029	6,000,000	4,825,620
				14,374,393
Utilities: 0.98%
Electric utilities: 0.09%
NRG Energy Incorporated 144A	5.25	6-15-2029	1,000,000	875,000
Independent power & renewable electricity producers: 0.89%
Vistra Operations Company LLC 144A	4.38	5-1-2029	10,000,000	8,317,300
Total Corporate bonds and notes (Cost $183,997,341)				141,428,849
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 1.22%
Industrials: 0.52%
Electrical equipment: 0.26%
Sensata Technologies BV 144A	4.00%	4-15-2029	$ 2,880,000	$ 2,383,170
Machinery: 0.26%
BC Limited 144A	9.00	1-30-2028	2,472,581	2,454,037
Information technology: 0.42%
Technology hardware, storage & peripherals: 0.42%
Seagate HDD	3.13	7-15-2029	1,500,000	1,099,095
Seagate HDD	4.09	6-1-2029	3,488,000	2,799,992
				3,899,087
Materials: 0.28%
Chemicals: 0.28%
Methanex Corporation	5.25	12-15-2029	3,293,000	2,617,622
Total Yankee corporate bonds and notes (Cost $13,586,069)				11,353,916

		Yield	Shares
Short-term investments: 4.98%
Investment companies: 4.98%
Allspring Government Money Market Fund Select Class ♠∞		2.75	45,655,057	45,655,057
Securities Lending Cash Investments LLC ♠∩∞		3.08	853,650	853,650
Total Short-term investments (Cost $46,508,707)				46,508,707
Total investments in securities (Cost $867,898,792)	99.87%			932,097,037
Other assets and liabilities, net	0.13			1,166,820
Total net assets	100.00%			$933,263,857

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Capital Builder Fund  |  15

Portfolio of investments—September 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,420,686	$225,914,251	$(183,679,880)	$0	$0	$ 45,655,057	45,655,057	$ 94,496
Securities Lending Cash Investments LLC	0	4,398,143	(3,544,493)	0	0	853,650	853,650	7,393 #
				$0	$0	$46,508,707		$101,889

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Diversified Capital Builder Fund

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $836,922 of securities loaned), at value (cost $821,390,085)	$ 885,588,330
Investments in affiliated securities, at value (cost $46,508,707)	46,508,707
Cash	140,000
Receivable for dividends and interest	2,675,583
Receivable for Fund shares sold	880,375
Receivable for securities lending income, net	694
Prepaid expenses and other assets	87,987
Total assets	935,881,676
Liabilities
Payable upon receipt of securities loaned	853,650
Payable for Fund shares redeemed	803,850
Management fee payable	546,661
Administration fees payable	161,792
Shareholder servicing fees payable	150,543
Distribution fee payable	70,790
Trustees’ fees and expenses payable	174
Accrued expenses and other liabilities	30,359
Total liabilities	2,617,819
Total net assets	$933,263,857
Net assets consist of
Paid-in capital	$ 763,909,366
Total distributable earnings	169,354,491
Total net assets	$933,263,857
Computation of net asset value and offering price per share
Net assets – Class A	$ 534,862,530
Shares outstanding – Class A1	51,994,354
Net asset value per share – Class A	$10.29
Maximum offering price per share – Class A2	$10.92
Net assets – Class C	$ 100,366,697
Shares outstanding – Class C1	9,799,071
Net asset value per share – Class C	$10.24
Net assets – Administrator Class	$ 7,489,241
Shares outstanding – Administrator Class[1]	727,447
Net asset value per share – Administrator Class	$10.30
Net assets – Institutional Class	$ 290,545,389
Shares outstanding – Institutional Class[1]	28,476,155
Net asset value per share – Institutional Class	$10.20
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Capital Builder Fund  |  17

Statement of operations—year ended September 30, 2022

Investment income
Dividends (net of foreign withholdings taxes of $3,827)	$ 13,074,535
Interest	8,264,470
Income from affiliated securities	104,452
Total investment income	21,443,457
Expenses
Management fee	7,043,606
Administration fees
Class A	1,366,852
Class C	260,409
Administrator Class	11,006
Institutional Class	468,415
Shareholder servicing fees
Class A	1,626,954
Class C	310,011
Administrator Class	21,166
Distribution fee
Class C	929,453
Custody and accounting fees	51,477
Professional fees	62,065
Registration fees	55,267
Shareholder report expenses	97,859
Trustees’ fees and expenses	21,953
Other fees and expenses	49,787
Total expenses	12,376,280
Less: Fee waivers and/or expense reimbursements
Class A	(21,507)
Class C	(19)
Administrator Class	(57)
Institutional Class	(1,884)
Net expenses	12,352,813
Net investment income	9,090,644
Realized and unrealized gains (losses) on investments
Net realized gains on investments	104,792,091
Net change in unrealized gains (losses) on investments	(245,737,953)
Net realized and unrealized gains (losses) on investments	(140,945,862)
Net decrease in net assets resulting from operations	$(131,855,218)
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Diversified Capital Builder Fund

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment income		$ 9,090,644		$ 8,992,566
Net realized gains on investments		104,792,091		76,411,912
Net change in unrealized gains (losses) on investments		(245,737,953)		102,334,271
Net increase (decrease) in net assets resulting from operations		(131,855,218)		187,738,749
Distributions to shareholders from
Net investment income and net realized gains
Class A		(48,856,763)		(11,123,408)
Class C		(8,492,157)		(1,538,817)
Administrator Class		(628,563)		(132,621)
Institutional Class		(28,118,033)		(7,100,792)
Total distributions to shareholders		(86,095,516)		(19,895,638)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,895,248	23,198,979	2,656,403	32,028,112
Class C	839,411	10,172,964	1,126,019	13,697,978
Administrator Class	158,199	1,917,899	157,581	1,930,653
Institutional Class	5,116,605	62,971,289	4,135,579	50,095,587
		98,261,131		97,752,330
Reinvestment of distributions
Class A	3,668,175	46,644,848	887,849	10,610,267
Class C	657,011	8,377,639	128,497	1,513,271
Administrator Class	49,242	626,639	10,971	131,644
Institutional Class	2,056,821	25,879,740	544,042	6,491,325
		81,528,866		18,746,507
Payment for shares redeemed
Class A	(5,621,756)	(68,933,571)	(6,835,939)	(83,812,601)
Class C	(1,808,544)	(21,983,302)	(2,374,486)	(28,773,555)
Administrator Class	(131,220)	(1,620,634)	(107,947)	(1,340,542)
Institutional Class	(7,289,533)	(87,696,578)	(5,661,351)	(68,312,479)
		(180,234,085)		(182,239,177)
Net decrease in net assets resulting from capital share transactions		(444,088)		(65,740,340)
Total increase (decrease) in net assets		(218,394,822)		102,102,771
Net assets
Beginning of period		1,151,658,679		1,049,555,908
End of period		$ 933,263,857		$1,151,658,679
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Capital Builder Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.64	$10.88	$10.71	$10.88	$10.30
Net investment income	0.10 [1]	0.09	0.11	0.14	0.10
Net realized and unrealized gains (losses) on investments	(1.50)	1.87	0.63	0.37	1.06
Total from investment operations	(1.40)	1.96	0.74	0.51	1.16
Distributions to shareholders from
Net investment income	(0.10)	(0.10)	(0.13)	(0.14)	(0.09)
Net realized gains	(0.85)	(0.10)	(0.44)	(0.54)	(0.49)
Total distributions to shareholders	(0.95)	(0.20)	(0.57)	(0.68)	(0.58)
Net asset value, end of period	$10.29	$12.64	$10.88	$10.71	$10.88
Total return[2]	(12.45)%	18.18%	7.26%	5.60%	11.72%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.11%	1.11%	1.12%	1.11%
Net expenses	1.10%	1.11%	1.11%	1.12%	1.11%
Net investment income	0.77%	0.76%	1.09%	1.38%	0.96%
Supplemental data
Portfolio turnover rate	19%	28%	44%	61%	31%
Net assets, end of period (000s omitted)	$534,863	$657,696	$601,951	$616,346	$574,760

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Diversified Capital Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.58	$10.86	$10.69	$10.86	$10.28
Net investment income	0.00 [1,2]	0.00 [1,2]	0.03	0.06	0.02
Net realized and unrealized gains (losses) on investments	(1.48)	1.86	0.63	0.37	1.06
Total from investment operations	(1.48)	1.86	0.66	0.43	1.08
Distributions to shareholders from
Net investment income	(0.01)	(0.04)	(0.05)	(0.06)	(0.01)
Net realized gains	(0.85)	(0.10)	(0.44)	(0.54)	(0.49)
Total distributions to shareholders	(0.86)	(0.14)	(0.49)	(0.60)	(0.50)
Net asset value, end of period	$10.24	$12.58	$10.86	$10.69	$10.86
Total return[3]	(13.12)%	17.25%	6.44%	4.81%	10.88%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.86%	1.86%	1.87%	1.87%
Net expenses	1.85%	1.86%	1.86%	1.87%	1.87%
Net investment income	0.02%	0.01%	0.34%	0.65%	0.21%
Supplemental data
Portfolio turnover rate	19%	28%	44%	61%	31%
Net assets, end of period (000s omitted)	$100,367	$127,209	$121,947	$118,297	$131,601

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Capital Builder Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.64	$10.89	$10.72	$10.89	$10.32
Net investment income	0.11 [1]	0.10 [1]	0.12 [1]	0.15 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	(1.49)	1.86	0.63	0.37	1.06
Total from investment operations	(1.38)	1.96	0.75	0.52	1.17
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.14)	(0.15)	(0.11)
Net realized gains	(0.85)	(0.10)	(0.44)	(0.54)	(0.49)
Total distributions to shareholders	(0.96)	(0.21)	(0.58)	(0.69)	(0.60)
Net asset value, end of period	$10.30	$12.64	$10.89	$10.72	$10.89
Total return	(12.30)%	18.17%	7.33%	5.67%	11.73%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.03%	1.03%	1.04%	1.03%
Net expenses	1.03%	1.03%	1.03%	1.04%	1.03%
Net investment income	0.86%	0.84%	1.19%	1.47%	1.04%
Supplemental data
Portfolio turnover rate	19%	28%	44%	61%	31%
Net assets, end of period (000s omitted)	$7,489	$8,234	$6,429	$9,708	$13,821

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Diversified Capital Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.54	$10.79	$10.64	$10.81	$10.25
Net investment income	0.13 [1]	0.13	0.14	0.18	0.14
Net realized and unrealized gains (losses) on investments	(1.48)	1.86	0.62	0.36	1.05
Total from investment operations	(1.35)	1.99	0.76	0.54	1.19
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.17)	(0.17)	(0.14)
Net realized gains	(0.85)	(0.10)	(0.44)	(0.54)	(0.49)
Total distributions to shareholders	(0.99)	(0.24)	(0.61)	(0.71)	(0.63)
Net asset value, end of period	$10.20	$12.54	$10.79	$10.64	$10.81
Total return	(12.19)%	18.51%	7.48%	5.98%	12.04%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.78%	0.79%	0.79%
Net expenses	0.77%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.10%	1.09%	1.42%	1.73%	1.30%
Supplemental data
Portfolio turnover rate	19%	28%	44%	61%	31%
Net assets, end of period (000s omitted)	$290,545	$358,519	$319,229	$359,278	$326,283

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Capital Builder Fund  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Diversified Capital Builder Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending

24  |  Allspring Diversified Capital Builder Fund

Notes to financial statements
agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $867,951,264 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 187,155,181
Gross unrealized losses	(123,009,408)
Net unrealized gains	$ 64,145,773
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Diversified Capital Builder Fund  |  25

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$ 2,696,200	$ 0	$0	$ 2,696,200
Financials	5,017,500	0	0	5,017,500
Health care	224,696,770	0	0	224,696,770
Industrials	193,459,450	0	0	193,459,450
Information technology	200,214,640	0	0	200,214,640
Materials	104,962,205	0	0	104,962,205
Real estate	1,758,800	0	0	1,758,800
Corporate bonds and notes	0	141,428,849	0	141,428,849
Yankee corporate bonds and notes	0	11,353,916	0	11,353,916
Short-term investments
Investment companies	46,508,707	0	0	46,508,707
Total assets	$779,314,272	$152,782,765	$0	$932,097,037
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

26  |  Allspring Diversified Capital Builder Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.13%
Class C	1.88
Administrator Class	1.05
Institutional Class	0.78

Allspring Diversified Capital Builder Fund  |  27

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $22,237 from the sale of Class A shares and $30 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2022 were $213,965,648 and $334,176,522, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Incorporated	$836,922	$(836,922)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.

28  |  Allspring Diversified Capital Builder Fund

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$23,585,041	$10,133,825
Long-term capital gain	62,510,475	9,761,813
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$489,515	$104,791,580	$64,145,773
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Diversified Capital Builder Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Diversified Capital Builder Fund (formerly, Wells Fargo Diversified Capital Builder Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

30  |  Allspring Diversified Capital Builder Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 75% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $62,510,475 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $17,614,656 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $3,724,463 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2022, $13,901,476 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Diversified Capital Builder Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Diversified Capital Builder Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Diversified Capital Builder Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Diversified Capital Builder Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Diversified Capital Builder Fund  |  35

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00296 11-22
A225/AR225 09-22

Annual Report
September 30, 2022
Allspring
Diversified Income Builder Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Diversified Income Builder Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Diversified Income Builder Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Diversified Income Builder Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Diversified Income Builder Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Diversified Income Builder Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, Petros N. Bocray, CFA®‡, FRM#
Average annual total returns (%) as of September 30, 2022[1]
		Including sales charge			Excluding sales charge			Expense ratios (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKSAX)	4-14-1987	-21.63	-0.84	3.32	-16.86	0.33	3.94	1.09	0.86
Class C (EKSCX)	2-1-1993	-18.61	-0.46	3.33	-17.61	-0.46	3.33	1.84	1.61
Class R6 (EKSRX)[3]	7-31-2018	–	–	–	-16.61	0.75	4.36	0.66	0.43
Administrator Class (EKSDX)	7-30-2010	–	–	–	-16.91	0.38	4.06	1.01	0.78
Institutional Class (EKSYX)	1-13-1997	–	–	–	-16.69	0.67	4.32	0.76	0.53
Diversified Income Builder Blended Index[4]	–	–	–	–	-15.66	2.88	5.58	–	–
Bloomberg U.S. Aggregate Bond Index[5]	–	–	–	–	-14.60	-0.27	0.89	–	–
ICE BofA U.S. Cash Pay High Yield Index[6]	–	–	–	–	-13.96	1.41	3.85	–	–
MSCI ACWI Index (Net)[7]	–	–	–	–	-20.66	4.44	7.28	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.42% for Class R6, 0.77% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	Source: Allspring Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 15% of the Bloomberg U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.
[5]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Bocray became portfolio manager of the Fund on December 13, 2021.

6  |  Allspring Diversified Income Builder Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. Cash Pay High Yield Index and MSCI ACWI Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[6]	The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[7]	The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Diversified Income Builder Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Diversified Income Builder Blended Index, for the 12-month period that ended September 30, 2022.
■	Compared with its benchmark, the Fund had approximately 5% higher weight to equities on average during this period. The Fund’s equity allocation also underperformed the equity benchmark. Both of these factors detracted from the Fund’s overall benchmark-relative performance.
■	Our fixed income allocation was largely among various high-yield bond sectors, with some investment-grade structured product allocation; the overall fixed income allocation performed in line with the blended benchmark.
■	Fund performance benefited from the covered call writing strategy.
Rising inflation and slowing growth created challenging environment.
The trailing 12-month period featured slowing economic growth and rapidly increasing inflation. In developed markets, central banks intervened by increasing interest rates. Persistently high inflation in the U.S. left many wondering if these actions were too little too late. While the Federal Reserve (Fed) may have been late, its crystal-clear hawkish tone was certainly heard by the market. During the 12-month period, the MSCI ACWI Index (Net) declined 20.66%. A strong U.S. dollar was no friend of non-U.S. equities and the MSCI ACWI ex USA Index (Net)* posted a decline of 24.77% while the MSCI EM Index (Net)** declined 28.11%.
The broad U.S. fixed income market provided no shelter from the storm as the Bloomberg U.S. Aggregate Bond Index declined a striking 14.60% for the trailing 12 months. While all segments of the bond market saw negative returns, shorter-term bonds fared better, with the Bloomberg U.S. 1–3 Year Treasury Bond Index*** declining 5.07%. Credit also performed poorly, with the Bloomberg U.S. Credit Index† receding 17.89% and the ICE BofA U.S. High Yield Index†† declining 14.06%. Despite higher inflation, the duration aspect of Treasury Inflation-Protected Securities (TIPS) hurt performance and the Bloomberg U.S. TIPS Index††† posted a loss of 11.57%.
Ten largest holdings (%) as of September 30, 2022[1]
Microsoft Corporation	1.67
Apple Incorporated	1.43
Amazon.com Incorporated	1.15
Alphabet Incorporated Class A	1.08
Oxford Finance Funding Trust Series 2022-1A Class B	0.95
ING Groep NV	0.83
Flexential Issuer LLC Series 2021-1A Class C	0.80
Lloyds Banking Group plc	0.79
Societe Generale SA	0.79
TerraForm Power Operating LLC	0.67
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
During the year, the Fund diversified its corporate high-yield allocation to broaden the universe beyond high-yield bonds of publicly traded companies. As a result, the high-yield holdings are more diversified across sectors and broaden the selection universe to potentially benefit from fundamental research. The Fund also increased its allocation to securitized bonds, which in general provide investment-grade credit exposure with lower duration and risk than comparable corporate bonds. On the equity side, the Fund replaced the dividend growth strategy with an all-cap growth strategy within the U.S. equity allocation.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
**	The MCSI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
***	The Bloomberg U.S. 1-3 Year Treasury Bond Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
†	The Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranational and local authorities. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
††	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
†††	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

8  |  Allspring Diversified Income Builder Fund

Performance highlights (unaudited)
These changes helped maintain the portfolio’s overall yield while providing diversification. Within the fixed income allocation, the municipal bond allocation, contingent convertible allocation, and securitized bonds provided diversification as bonds suffered regardless of credit quality. Banking, collateralized mortgage obligations, and consumer non-cyclical sectors were the three largest detractors, while communications, non-agency commercial mortgage-backed securities, and non-bank finance company sectors were the three most additive to Fund performance.
Portfolio composition as of September 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Within equities, the U.S. equity allocation to all-cap growth detracted significantly from performance. First, the growth style underperformed the broader market. Second, this sub-strategy focuses on small-, mid-, and large-cap growth companies while underweighting mega-cap names. Adverse security selection across the board hurt this sub-strategy’s relative performance. Overall, the information security, communication services, and consumer discretionary sectors were the three largest detractors.
Covered call writing on the Fund’s equity holdings attempts to capture premiums by writing out-of-the-money calls (an options hedging strategy) on equity market exposures. This allows the Fund to potentially benefit from active security selection and, over time, could lead to greater distributions. With weak equity markets, covered call writing contributed to the Fund’s performance.
The waiting for a pivot could be the hardest part.
The word “unprecedented” is sometimes overused and has become a cliché, but it is appropriate. The Fed hiking this fast and holding it there for a year would be unprecedented. It is somewhat similar to the 2004–2006 hiking cycle when it hiked and held, but it was at a much more gradual pace than the fast and furious pace of this year’s series of rate increases. At other times, when the Fed hiked aggressively, these moves were followed by abrupt cuts. Some were deeper than others, but it was usually as the Fed recognized—often too late—that it took things too far and too fast, causing it to recalibrate policy. That is why the market has been wanting to price in a Fed pivot at some point in 2023. The Fed will likely pivot, but it could be a very late 2023 or early 2024 pivot as it tries to set the federal funds rate on a descent from 4.5% to a more neutral rate of 2.5%. The market might move ahead of the Fed by several months, so—for now—to paraphrase Tom Petty, the waiting for a pivot or turn is going to be the hardest part of investing.

Allspring Diversified Income Builder Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 860.99	$3.97	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Class C
Actual	$1,000.00	$ 856.42	$7.45	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
Class R6
Actual	$1,000.00	$ 862.53	$1.96	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%
Administrator Class
Actual	$1,000.00	$ 860.96	$3.59	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90	0.77%
Institutional Class
Actual	$1,000.00	$ 862.11	$2.43	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64	0.52%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 3.45%
ABPCI Direct Lending Fund Series 2022-2A Class C 144A	8.24%	3-1-2032	$3,000,000	$ 2,799,854
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	106,411	100,713
BREX Incorporated Series 2022-1 Class A 144A	4.63	7-15-2025	1,000,000	968,492
Cologix Data Centers Issuer Series 2021-1A Class C 144A	5.99	12-26-2051	2,400,000	2,094,947
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	778,000	688,494
Dryden Senior Loan Fund Series 2019-80A Class DR (U.S. SOFR 3 Month +3.10%) 144A±	5.58	1-17-2033	3,000,000	2,627,361
NMEF Funding LLC Series 2022-A Class D 144A	6.75	10-16-2028	3,000,000	2,768,894
Sound Point CLO Limited Series 2022-1A Class D (U.S. SOFR 3 Month +3.30%) 144A±	5.84	4-25-2035	1,750,000	1,462,349
VB-S1 Issuer LLC Series 2022-1A Class F 144A	5.27	2-15-2052	1,500,000	1,309,028
Total Asset-backed securities (Cost $16,299,542)				14,820,132

	Shares
Common stocks: 28.05%
Communication services: 2.38%
Diversified telecommunication services: 0.60%
AT&T Incorporated #	53,711	823,927
Indus Towers Limited	38,085	91,933
Koninklijke KPN NV	219,737	594,688
PT Telekomunikasi Indonesia Persero Tbk	3,220,681	938,654
Saudi Telecom Company	14,780	153,865
		2,603,067
Entertainment: 0.04%
Take-Two Interactive Software Incorporated †#	1,530	166,770
Interactive media & services: 1.37%
Alphabet Incorporated Class A †#	48,695	4,657,677
Alphabet Incorporated Class C †#	3,220	309,603
Baidu Incorporated Class A †	10,208	150,274
Meta Platforms Incorporated Class A †#	1,061	143,956
Tencent Holdings Limited	7,300	246,567
ZoomInfo Technologies Incorporated †#	8,734	363,858
		5,871,935
Media: 0.17%
Publicis Groupe SA	15,474	733,199
Wireless telecommunication services: 0.20%
America Movil SAB de CV ADR	4,417	72,748
SK Telecom Company Limited	22,402	790,872
		863,620
Consumer discretionary: 3.89%
Automobiles: 0.96%
Bajaj Auto Limited	2,432	104,934
Bayerische Motoren Werke AG	11,045	748,603
General Motors Company #	26,138	838,768
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Automobiles (continued)
Guangzhou Automobile Group Company Limited Class H	134,000	$ 95,212
Honda Motor Company Limited	39,400	855,207
Kia Corporation	2,168	107,906
Stellantis NV	53,943	637,199
Tesla Motors Incorporated †#	2,751	729,703
		4,117,532
Hotels, restaurants & leisure: 0.43%
Airbnb Incorporated Class A †#	2,229	234,134
Chipotle Mexican Grill Incorporated †#	279	419,270
Genting Malaysia Bhd	147,900	88,628
Kangwon Land Incorporated †	4,443	72,539
Papa John's International Incorporated #	9,343	654,103
Planet Fitness Incorporated Class A †#	6,274	361,759
		1,830,433
Household durables: 0.18%
Barratt Developments plc	159,106	601,328
Midea Group Company Limited Class A	27,099	187,860
		789,188
Internet & direct marketing retail: 1.38%
Alibaba Group Holding Limited †	29,400	293,392
Amazon.com Incorporated †#	43,521	4,917,873
CarParts.com Incorporated †#	1,248	6,452
JD.com Incorporated Class A	27,850	702,605
		5,920,322
Multiline retail: 0.21%
Target Corporation #	5,919	878,320
Specialty retail: 0.63%
China Yongda Automobile Service Holding Company	87,000	46,617
Chow Tai Fook Jewellery Company Limited	46,400	87,203
Five Below Incorporated †#	3,529	485,837
Floor & Decor Holdings Incorporated Class A †#	7,404	520,205
Leslie's Incorporated †#	41,747	614,098
Mr Price Group Limited	6,473	61,669
O'Reilly Automotive Incorporated †#	110	77,369
Petco Health & Wellness Company †#	34,800	388,368
Ulta Beauty Incorporated †#	1,066	427,669
		2,709,035
Textiles, apparel & luxury goods: 0.10%
lululemon athletica Incorporated †#	1,070	299,129
On Holding AG Class A †#	8,831	141,738
		440,867
Consumer staples: 0.96%
Beverages: 0.02%
Ambev SA	29,200	84,119
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Food & staples retailing: 0.78%
Costco Wholesale Corporation #	2,928	$ 1,382,807
Magnit PJSC (Acquired 4-29-2013, cost $32,870,257) ♦†	1,041	0
President Chain Store Corporation	7,000	62,110
Sysco Corporation #	15,974	1,129,522
Tesco plc	273,181	626,970
Walmart de Mexico SAB de CV	38,300	134,510
		3,335,919
Food products: 0.09%
Grupo Bimbo SAB de CV Series A	16,400	57,629
Inner Mongolia Yili Industrial Group Company Limited Class A	27,300	126,669
Minerva SA	37,824	87,928
Tingyi Holding Corporation	66,000	113,659
		385,885
Household products: 0.01%
PT Unilever Indonesia Tbk	223,200	70,601
Personal products: 0.06%
Colgate-Palmolive Company India Limited	7,320	146,252
The Estee Lauder Companies Incorporated Class A #	451	97,371
		243,623
Energy: 1.02%
Energy equipment & services: 0.02%
China Oilfield Services Limited H Shares	74,800	74,077
Oil, gas & consumable fuels: 1.00%
ConocoPhillips #	15,124	1,547,790
Devon Energy Corporation #	21,508	1,293,276
Ecopetrol SA ADR	8,429	75,271
Industries Qatar	21,371	98,655
Shell plc	52,514	1,302,764
		4,317,756
Financials: 4.17%
Banks: 1.58%
Absa Group Limited	12,287	119,356
Alinma Bank	15,720	150,372
Banco Santander Chile SA	1,244,309	43,473
Bangkok Bank PCL	41,300	149,455
Bank of America Corporation #	27,882	842,036
Bank of Baroda	114,358	184,326
Bank of the Philippine Islands	33,620	51,208
BNP Paribas SA	17,168	725,163
China Construction Bank Class H	247,000	142,569
CTBC Financial Holding Company Limited	169,000	105,135
DBS Group Holdings Limited	38,900	899,888
Grupo Financiero Banorte SAB de CV	11,000	70,464
Hana Financial Group Incorporated	3,671	90,141
KB Financial Group Incorporated	30,352	916,585
KeyCorp #	41,119	658,726
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  13

Portfolio of investments—September 30, 2022

	Shares	Value
Banks (continued)
National Commercial Bank	9,922	$ 165,553
Postal Savings Bank of China Company Limited Class H 144A	1,678,000	986,270
PT Bank Negara Indonesia Persero Tbk	153,750	89,928
PT Bank Rakyat Indonesia Tbk	197,580	57,826
Qatar National Bank	18,231	99,225
RHB Bank Bhd	45,600	54,483
Standard Bank Group Limited	11,366	89,788
Tisco Financial Group PCL	32,300	79,204
		6,771,174
Capital markets: 1.54%
Ares Capital Corporation #	66,575	1,123,786
B3 Brasil Bolsa Balcao SA	21,800	52,739
Banco BTG Pactual SA	16,804	77,286
BlackRock Incorporated #	307	168,936
China International Capital Corporation Limited Class H 144A	55,600	80,187
CME Group Incorporated #	2,035	360,460
Huatai Securities Company Limited H Shares 144A	54,200	59,442
Interactive Brokers Group Incorporated Class A #	3,726	238,129
Intercontinental Exchange Incorporated	1,021	92,247
LPL Financial Holdings Incorporated #	3,961	865,399
Man Group plc	282,183	698,706
MarketAxess Holdings Incorporated #	1,531	340,632
Oaktree Specialty Lending Company #	138,873	833,238
The Charles Schwab Corporation #	7,992	574,385
Tradeweb Markets Incorporated Class A #	18,835	1,062,671
		6,628,243
Diversified financial services: 0.25%
LIC Housing Finance Limited	32,948	166,564
ORIX Corporation	65,700	920,395
		1,086,959
Insurance: 0.70%
AXA SA	48,269	1,053,852
BB Seguridade Participacoes SA	203,859	1,004,112
Ping An Insurance Group Company Class H	15,200	75,830
Sompo Holdings Incorporated	21,200	848,240
		2,982,034
Mortgage REITs: 0.10%
Starwood Property Trust Incorporated #	23,142	421,647
Health care: 3.71%
Biotechnology: 0.78%
AbbVie Incorporated #	8,162	1,095,422
Argenx SE †#	137	48,368
Biohaven Pharmaceutical Holding Company †#	1,830	276,641
Gilead Sciences Incorporated #	13,765	849,163
Horizon Therapeutics plc †#	5,327	329,688
Natera Incorporated †#	1,456	63,802
Seagen Incorporated †#	1,574	215,370
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Biotechnology (continued)
Vertex Pharmaceuticals Incorporated †#	1,215	$ 351,791
Zhejiang NHU Company Limited	39,648	123,869
		3,354,114
Health care equipment & supplies: 0.64%
Boston Scientific Corporation †#	23,469	908,954
Edwards Lifesciences Corporation †#	7,446	615,263
Figs Incorporated Class A †#	15,569	128,444
Insulet Corporation †#	1,602	367,499
Intuitive Surgical Incorporated †#	1,955	366,445
iRhythm Technologies Incorporated †#	1,705	213,602
Outset Medical Incorporated †#	8,495	135,325
		2,735,532
Health care providers & services: 0.78%
CVS Health Corporation #	10,544	1,005,581
UnitedHealth Group Incorporated #	4,664	2,355,507
		3,361,088
Health care technology: 0.06%
Veeva Systems Incorporated Class A †#	1,588	261,829
Life sciences tools & services: 0.18%
Agilent Technologies Incorporated #	658	79,980
Bio-Techne Corporation #	385	109,340
Repligen Corporation †#	2,447	457,858
Thermo Fisher Scientific Incorporated #	238	120,711
		767,889
Pharmaceuticals: 1.27%
Bristol-Myers Squibb Company #	19,807	1,408,083
Catalent Incorporated †#	10,099	730,764
China Medical System Holding Limited	497,000	592,041
GSK plc	41,626	601,192
Pfizer Incorporated #	22,001	962,764
Revance Therapeutics Incorporated †#	3,833	103,491
Royalty Pharma plc Class A #	4,518	181,533
Sanofi SA	9,408	716,386
Zoetis Incorporated #	1,007	149,328
		5,445,582
Industrials: 2.49%
Air freight & logistics: 0.15%
C.H. Robinson Worldwide Incorporated #	6,728	647,974
Airlines: 0.02%
Copa Holdings SA Class A †	1,361	91,201
Building products: 0.02%
Zurn Water Solutions Corporation #	2,912	71,344
Commercial services & supplies: 0.30%
Casella Waste Systems Incorporated Class A †#	3,857	294,636
Copart Incorporated †#	9,506	1,011,438
		1,306,074
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  15

Portfolio of investments—September 30, 2022

	Shares	Value
Construction & engineering: 0.03%
China State Construction International Holdings	108,500	$ 109,333
Electrical equipment: 0.72%
Generac Holdings Incorporated †#	670	119,354
Nari Technology Company Limited	18,288	63,777
nVent Electric plc #	26,600	840,826
Regal Rexnord Corporation #	3,321	466,136
Rockwell Automation Incorporated #	498	107,125
Schneider Electric SE	7,486	845,549
Signify NV 144A	24,896	640,758
		3,083,525
Industrial conglomerates: 0.27%
Siemens AG	10,994	1,074,585
The Bidvest Group Limited	9,369	101,734
		1,176,319
Machinery: 0.21%
Doosan Bobcat Incorporated	2,960	58,248
Hillenbrand Incorporated #	22,144	813,128
Zoomlion Heavy Industry Science and Technology Company Limited Class H	122,200	42,278
		913,654
Marine: 0.14%
SITC International Holdings Incorporated	328,000	601,530
Road & rail: 0.19%
J.B. Hunt Transport Services Incorporated #	1,251	195,681
Union Pacific Corporation #	3,277	638,425
		834,106
Trading companies & distributors: 0.42%
BOC Aviation Limited 144A	11,900	84,127
Ferguson plc	5,229	542,400
Russell Metals Incorporated	33,008	614,113
United Rentals Incorporated †#	2,070	559,148
		1,799,788
Transportation infrastructure: 0.02%
China Merchants Port Holdings Company Limited	60,000	75,361
Information technology: 7.82%
Electronic equipment, instruments & components: 0.42%
Delta Electronics Incorporated	11,000	87,374
Hon Hai Precision Industry Company Limited	42,900	137,371
Keysight Technologies Incorporated †#	3,671	577,669
TE Connectivity Limited #	7,364	812,691
Trimble Incorporated †#	1,927	104,578
Zebra Technologies Corporation Class A †#	303	79,389
		1,799,072
IT services: 1.71%
Accenture plc Class A #	3,949	1,016,078
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Shares	Value
IT services (continued)
Capgemini SE	5,305	$ 849,333
DigitalOcean Holdings Incorporated †#	5,024	181,718
ExlService Holdings Incorporated †#	380	55,997
Flywire Corporation †#	11,952	274,418
Infosys Limited ADR	12,001	203,657
International Business Machines Corporation #	8,230	977,806
MasterCard Incorporated Class A #	5,401	1,535,720
MongoDB Incorporated †#	265	52,618
PayPal Holdings Incorporated †#	3,416	294,015
Tech Mahindra Limited	6,251	76,728
Thoughtworks Holding Incorporated †#	22,052	231,325
Visa Incorporated Class A #	9,027	1,603,647
		7,353,060
Semiconductors & semiconductor equipment: 1.66%
Allegro MicroSystems Incorporated †	25,415	555,318
Broadcom Incorporated #	2,098	931,533
Enphase Energy Incorporated †#	313	86,848
KLA Corporation #	2,643	799,851
Mediatek Incorporated	5,000	86,282
Microchip Technology Incorporated #	12,994	793,024
Monolithic Power Systems Incorporated #	2,309	839,091
NVIDIA Corporation #	5,922	718,872
Qualcomm Incorporated #	10,126	1,144,035
Taiwan Semiconductor Manufacturing Company Limited	51,800	686,629
Taiwan Semiconductor Manufacturing Company Limited ADR #	7,409	507,961
		7,149,444
Software: 2.38%
Avalara Incorporated †#	4,858	445,964
Black Knight Incorporated †#	3,969	256,913
Crowdstrike Holdings Incorporated Class A †#	2,107	347,255
Dynatrace Incorporated †#	11,181	389,211
Fair Isaac Corporation #	297	122,367
Jamf Holding Corporation †#	4,647	102,978
Microsoft Corporation #	30,763	7,164,703
Palo Alto Networks Incorporated †#	1,129	184,919
Paycor HCM Incorporated †#	3,409	100,770
Procore Technologies Incorporated †#	3,437	170,063
Rapid7 Incorporated †#	12,246	525,353
ServiceNow Incorporated †#	570	215,238
Workiva Incorporated †#	2,335	181,663
		10,207,397
Technology hardware, storage & peripherals: 1.65%
Advantech Company Limited	9,300	85,667
Apple Incorporated #	44,573	6,159,989
Lenovo Group Limited	96,000	66,403
Samsung Electronics Company Limited	6,916	253,950
Samsung Electronics Company Limited GDR 144A	570	518,217
		7,084,226
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  17

Portfolio of investments—September 30, 2022

	Shares	Value
Materials: 0.73%
Chemicals: 0.20%
Linde plc #	2,511	$ 676,940
Petronas Chemicals Group Bhd	30,400	54,671
Sociedad Quimica Minera de Chile	619	56,174
Xinyangfeng Agricultural Technology Company Limited	27,400	49,999
		837,784
Metals & mining: 0.35%
Alrosa PJSC (Acquired 5-6-2021, cost $1,726,284) ♦†	42,660	0
Baoshan Iron & Steel Company Limited Class A	102,900	76,109
Companhia Brasileira de Aluminio	20,200	42,839
Fortescue Metals Group Limited	44,977	482,844
Ganfeng Lithium Company Limited Class H 144A	8,120	53,641
Reliance Steel & Aluminum Company #	3,994	696,594
Southern Copper Corporation	1,654	74,165
Vale SA	6,100	81,464
		1,507,656
Paper & forest products: 0.18%
Louisiana-Pacific Corporation #	14,782	756,691
Nine Dragons Paper Holdings Limited	60,000	37,227
		793,918
Real estate: 0.34%
Equity REITs: 0.30%
Embassy Office Parks REIT	26,395	112,047
Equinix Incorporated #	279	158,706
SBA Communications Corporation #	399	113,575
Simon Property Group Incorporated #	9,790	878,653
		1,262,981
Real estate management & development: 0.04%
China Resources Land Limited	47,050	184,289
Utilities: 0.54%
Electric utilities: 0.43%
EDP Energias do Brasil SA	233,743	945,917
Power Grid Corporation of India Limited	42,379	110,037
SSE plc	47,590	803,604
		1,859,558
Gas utilities: 0.08%
ENN Energy Holdings Limited	6,300	83,999
Gail India Limited	83,115	88,332
Kunlun Energy Company Limited	78,000	56,139
Mahanagar Gas Limited	10,125	103,248
		331,718
Independent power & renewable electricity producers: 0.03%
China Yangtze Power Company Limited Class A	34,800	111,391
Total Common stocks (Cost $135,220,984)		120,445,062

The accompanying notes are an integral part of these financial statements.

18  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 37.28%
Communication services: 5.46%
Diversified telecommunication services: 0.25%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$550,000	$ 460,062
Cablevision Lightpath LLC 144A	5.63	9-15-2028	375,000	300,000
Level 3 Financing Incorporated 144A	3.63	1-15-2029	400,000	296,156
				1,056,218
Entertainment: 0.51%
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	730,000	618,675
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	545,000	519,712
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	1,115,000	1,072,909
				2,211,296
Media: 4.70%
CCO Holdings LLC 144A	4.25	1-15-2034	205,000	146,735
CCO Holdings LLC 144A	4.50	8-15-2030	835,000	660,351
CCO Holdings LLC 144A	5.13	5-1-2027	2,060,000	1,859,150
Cinemark USA Incorporated 144A	5.25	7-15-2028	1,080,000	830,617
Cinemark USA Incorporated 144A	5.88	3-15-2026	200,000	167,235
Cinemark USA Incorporated 144A	8.75	5-1-2025	610,000	616,680
Clear Channel Outdoor Holdings 144A	7.50	6-1-2029	1,165,000	844,625
CSC Holdings LLC 144A	4.13	12-1-2030	375,000	280,200
CSC Holdings LLC 144A	5.75	1-15-2030	1,800,000	1,279,377
DIRECTV Financing LLC 144A	5.88	8-15-2027	860,000	741,415
DISH DBS Corporation 144A	5.75	12-1-2028	750,000	566,805
Gray Escrow II Incorporated 144A	5.38	11-15-2031	2,975,000	2,333,664
Lamar Media Corporation	4.88	1-15-2029	605,000	539,263
Lamar Media Corporation	4.00	2-15-2030	460,000	385,425
Match Group Holdings II LLC 144A	5.63	2-15-2029	1,170,000	1,065,325
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	200,000	170,000
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	650,000	597,550
Outfront Media Capital Corporation 144A	4.63	3-15-2030	775,000	603,832
Outfront Media Capital Corporation 144A	5.00	8-15-2027	290,000	253,330
QVC Incorporated	4.38	9-1-2028	810,000	549,212
QVC Incorporated	4.75	2-15-2027	1,155,000	865,994
QVC Incorporated	5.95	3-15-2043	500,000	296,725
Salem Media Group Incorporated 144A	6.75	6-1-2024	455,000	436,800
Scripps Escrow II Incorporated 144A«	5.38	1-15-2031	1,650,000	1,249,907
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	925,000	804,750
Sirius XM Radio Incorporated Company 144A	4.00	7-15-2028	500,000	425,290
Townsquare Media Incorporated 144A	6.88	2-1-2026	1,755,000	1,604,195
				20,174,452
Consumer discretionary: 5.19%
Auto components: 0.28%
Allison Transmission Incorporated 144A	5.88	6-1-2029	565,000	511,325
Clarios Global LP 144A	6.75	5-15-2025	685,000	670,773
				1,182,098
Automobiles: 0.04%
Ford Motor Company	3.25	2-12-2032	245,000	176,481
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  19

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Diversified consumer services: 0.21%
Grand Canyon University «	5.13%	10-1-2028	$1,000,000	$ 904,730
Hotels, restaurants & leisure: 2.78%
Carnival Corporation 144A	4.00	8-1-2028	650,000	524,381
Carnival Corporation 144A	6.00	5-1-2029	755,000	495,710
Carnival Corporation 144A	7.63	3-1-2026	585,000	444,600
Carnival Corporation 144A	9.88	8-1-2027	680,000	666,400
Carnival Corporation 144A	10.50	2-1-2026	190,000	187,988
CCM Merger Incorporated 144A	6.38	5-1-2026	2,575,000	2,349,816
Cedar Fair LP 144A	5.50	5-1-2025	465,000	447,297
Churchill Downs Incorporated 144A	4.75	1-15-2028	570,000	493,094
Hilton Domestic Operating Company Incorporated 144A	5.38	5-1-2025	480,000	469,129
NCL Corporation Limited 144A	5.88	3-15-2026	1,350,000	1,026,999
NCL Corporation Limited 144A	5.88	2-15-2027	785,000	653,513
NCL Corporation Limited 144A	7.75	2-15-2029	495,000	373,577
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	160,000	117,686
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	215,000	164,475
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	450,000	315,288
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	655,000	666,463
Royal Caribbean Cruises Limited 144A%%	9.25	1-15-2029	585,000	576,433
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	500,000	511,250
Royal Caribbean Cruises Limited 144A	11.63	8-15-2027	825,000	750,767
Six Flags Entertainment Company 144A	5.50	4-15-2027	285,000	250,256
Six Flags Entertainment Company 144A	7.00	7-1-2025	462,000	461,805
				11,946,927
Household durables: 0.12%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	600,000	534,750
Multiline retail: 0.46%
LSF9 Atlantis Holdings LLC 144A	7.75	2-15-2026	833,000	743,453
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	1,365,000	1,095,413
Macy's Retail Holdings LLC 144A	6.13	3-15-2032	155,000	118,679
				1,957,545
Specialty retail: 1.04%
Bath & Body Works Incorporated 144A	9.38	7-1-2025	365,000	377,775
GAP Incorporated 144A	3.88	10-1-2031	1,195,000	759,681
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	900,000	724,689
Lithia Motors Incorporated 144A	3.88	6-1-2029	245,000	196,613
Michaels Companies Incorporated 144A	7.88	5-1-2029	780,000	450,356
NMG Holding Company Incorporated 144A	7.13	4-1-2026	995,000	914,258
Rent-A-Center Incorporated 144A«	6.38	2-15-2029	1,345,000	1,049,100
				4,472,472
Textiles, apparel & luxury goods: 0.26%
G-III Apparel Group Limited 144A	7.88	8-15-2025	1,215,000	1,102,613
Consumer staples: 0.31%
Food products: 0.31%
CHS Incorporated 144A	5.25	5-15-2030	750,000	522,188
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Food products (continued)
CHS Incorporated 144A	6.88%	4-15-2029	$755,000	$ 364,693
US Foods Incorporated 144A	6.25	4-15-2025	460,000	451,858
				1,338,739
Energy: 6.84%
Energy equipment & services: 1.64%
Bristow Group Incorporated 144A	6.88	3-1-2028	2,100,000	1,849,365
Hilcorp Energy Company 144A	6.25	11-1-2028	1,100,000	1,014,948
Oceaneering International Incorporated	4.65	11-15-2024	920,000	839,200
Oceaneering International Incorporated	6.00	2-1-2028	600,000	475,386
Pattern Energy Operations LP 144A	4.50	8-15-2028	2,425,000	2,102,354
USA Compression Partners LP	6.88	4-1-2026	725,000	667,000
USA Compression Partners LP	6.88	9-1-2027	75,000	68,162
				7,016,415
Oil, gas & consumable fuels: 5.20%
Aethon United 144A	8.25	2-15-2026	1,195,000	1,154,776
Antero Resources Corporation 144A	5.38	3-1-2030	385,000	346,142
Archrock Partners LP 144A	6.25	4-1-2028	190,000	167,009
Archrock Partners LP 144A	6.88	4-1-2027	945,000	846,323
Buckeye Partners LP 144A	4.50	3-1-2028	475,000	403,750
Buckeye Partners LP	5.85	11-15-2043	425,000	314,818
Cheniere Energy Partners LP	4.50	10-1-2029	450,000	396,176
CQP Holdco LP 144A	5.50	6-15-2031	1,415,000	1,197,833
Crestwood Midstream Partners LP	5.75	4-1-2025	25,000	23,723
DT Midstream Incorporated 144A	4.13	6-15-2029	190,000	160,550
DT Midstream Incorporated 144A	4.38	6-15-2031	1,195,000	985,540
Encino Acquisition Partners Company 144A	8.50	5-1-2028	1,700,000	1,568,301
EnLink Midstream Partners LP	5.38	6-1-2029	2,080,000	1,903,200
EnLink Midstream Partners LP	5.45	6-1-2047	1,130,000	825,430
EnLink Midstream Partners LP	5.60	4-1-2044	1,175,000	893,819
EnLink Midstream Partners LP 144A	6.50	9-1-2030	645,000	629,843
Enviva Partners LP 144A	6.50	1-15-2026	2,840,000	2,684,822
EQM Midstream Partners 144A	7.50	6-1-2027	15,000	14,297
EQM Midstream Partners 144A	7.50	6-1-2030	555,000	524,459
Harvest Midstream LP 144A	7.50	9-1-2028	690,000	644,914
Hess Midstream Operation Company 144A	5.50	10-15-2030	145,000	124,475
Kinetik Holdings LP Company 144A	5.88	6-15-2030	550,000	503,612
Murphy Oil Corporation	6.38	7-15-2028	455,000	429,975
Nabors Industries Limited 144A	7.38	5-15-2027	845,000	779,893
Occidental Petroleum Corporation	6.45	9-15-2036	2,425,000	2,425,000
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	575,000	468,021
Southwestern Energy Company	4.75	2-1-2032	1,390,000	1,164,959
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	205,000	174,273
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	500,000	491,250
Venture Global LNG Incorporated 144A	3.88	11-1-2033	110,000	85,525
				22,332,708
Financials: 7.79%
Banks: 1.81%
Bank of America Corporation (5 Year Treasury Constant Maturity +2.76%) ʊ±	4.38	1-27-2027	1,500,000	1,203,750
Citigroup Incorporated (U.S. SOFR +3.23%) ʊ±	4.70	1-30-2025	1,000,000	803,700
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  21

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Citizens Financial Group Incorporated (5 Year Treasury Constant Maturity +5.31%) ʊ±	5.65%	10-6-2025	$2,000,000	$ 1,950,000
Fifth Third Bancorp (5 Year Treasury Constant Maturity +4.22%) ʊ±	4.50	9-30-2025	2,000,000	1,839,832
JPMorgan Chase & Company (U.S. SOFR +3.13%) ʊ±	4.60	2-1-2025	1,000,000	871,100
SVB Financial Group (10 Year Treasury Constant Maturity +3.06%) ʊ±	4.70	11-15-2031	1,500,000	1,092,711
				7,761,093
Capital markets: 0.41%
MSCI Incorporated 144A	4.00	11-15-2024	645,000	557,087
Oppenheimer Holdings Incorporated	5.50	11-25-2022	1,215,000	1,205,888
				1,762,975
Consumer finance: 2.62%
FirstCash Incorporated 144A	4.63	9-1-2028	405,000	339,026
FirstCash Incorporated 144A	5.63	1-1-2030	725,000	619,875
Ford Motor Credit Company LLC	4.39	1-8-2026	1,925,000	1,742,331
Ford Motor Credit Company LLC	5.11	5-3-2029	2,075,000	1,800,478
Ford Motor Credit Company LLC	5.13	6-16-2025	505,000	476,523
LFS TopCo LLC 144A	5.88	10-15-2026	705,000	560,483
Navient Corporation	5.00	3-15-2027	1,055,000	862,897
Navient Corporation	5.50	3-15-2029	775,000	589,114
Navient Corporation	5.63	8-1-2033	675,000	453,722
OneMain Finance Corporation	5.38	11-15-2029	200,000	155,000
OneMain Finance Corporation	7.13	3-15-2026	720,000	649,009
OneMain Finance Corporation	3.50	1-15-2027	355,000	276,535
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	515,000	375,555
PRA Group Incorporated 144A	5.00	10-1-2029	1,465,000	1,184,514
Rocket Mortgage LLC 144A	2.88	10-15-2026	890,000	729,800
Rocket Mortgage LLC 144A	4.00	10-15-2033	615,000	422,821
				11,237,683
Diversified financial services: 0.60%
Hat Holdings LLC 144A	3.38	6-15-2026	370,000	296,925
Hat Holdings LLC 144A	6.00	4-15-2025	780,000	733,816
LPL Holdings Incorporated 144A	4.38	5-15-2031	1,025,000	849,944
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	795,000	693,463
				2,574,148
Insurance: 0.84%
Amwins Group Incorporated 144A	4.88	6-30-2029	660,000	547,841
AssuredPartners Incorporated 144A	5.63	1-15-2029	775,000	602,349
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	1,600,000	1,260,000
HUB International Limited 144A	5.63	12-1-2029	325,000	271,375
HUB International Limited 144A	7.00	5-1-2026	280,000	265,556
Ryan Specialty Group LLC 144A	4.38	2-1-2030	810,000	686,991
				3,634,112
Mortgage REITs: 0.59%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	720,000	590,194
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Mortgage REITs (continued)
Starwood Property Trust Incorporated 144A	4.38%	1-15-2027	$930,000	$ 792,811
Starwood Property Trust Incorporated	4.75	3-15-2025	1,260,000	1,145,151
				2,528,156
Thrifts & mortgage finance: 0.92%
Enact Holdings Incorporated 144A	6.50	8-15-2025	1,990,000	1,901,823
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	600,000	483,125
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	615,000	460,420
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,210,000	1,113,200
				3,958,568
Health care: 1.18%
Health care providers & services: 1.00%
180 Medical Incorporated 144A	3.88	10-15-2029	1,000,000	828,470
Air Methods Corporation 144A«	8.00	5-15-2025	515,000	258,443
Davita Incorporated 144A	4.63	6-1-2030	1,125,000	870,469
Pediatrix Medical Group 144A«	5.38	2-15-2030	640,000	530,403
Select Medical Corporation 144A	6.25	8-15-2026	750,000	705,690
Tenet Healthcare Corporation 144A	4.88	1-1-2026	475,000	441,403
Toledo Hospital	6.02	11-15-2048	1,000,000	650,000
				4,284,878
Health care technology: 0.11%
IQVIA Incorporated 144A	5.00	10-15-2026	500,000	476,429
Life sciences tools & services: 0.07%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	400,000	322,569
Industrials: 4.80%
Aerospace & defense: 0.96%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	2,060,000	1,946,700
Spirit AeroSystems Holdings Incorporated 144A	7.50	4-15-2025	230,000	216,713
TransDigm Group Incorporated 144A	6.25	3-15-2026	145,000	140,650
TransDigm Group Incorporated	6.38	6-15-2026	375,000	354,286
TransDigm Group Incorporated	7.50	3-15-2027	1,565,000	1,489,880
				4,148,229
Airlines: 0.85%
American Airlines Group Incorporated 144A	5.75	4-20-2029	815,000	711,088
Hawaiian Airlines Incorporated	3.90	7-15-2027	457,690	379,187
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	1,745,000	1,539,073
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	1,040,000	1,046,063
				3,675,411
Commercial services & supplies: 1.00%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	1,425,000	919,658
Aramark Services Incorporated 144A	6.38	5-1-2025	705,000	690,900
CoreCivic Incorporated	8.25	4-15-2026	1,815,000	1,806,950
Northern Light Health	5.02	7-1-2036	1,000,000	870,054
				4,287,562
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  23

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Electrical equipment: 0.13%
Sensata Technologies BV 144A	5.88%	9-1-2030	$580,000	$ 542,683
Electronic equipment, instruments & components: 0.26%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	1,105,000	1,105,608
Machinery: 0.64%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	820,000	801,386
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	1,365,000	1,160,537
Werner FinCo LP 144A	8.75	7-15-2025	910,000	773,500
				2,735,423
Road & rail: 0.59%
Uber Technologies Incorporated 144A	4.50	8-15-2029	1,580,000	1,328,188
Uber Technologies Incorporated 144A	8.00	11-1-2026	1,200,000	1,198,104
				2,526,292
Trading companies & distributors: 0.37%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	795,000	635,889
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	642,000	603,103
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	350,000	342,233
				1,581,225
Information technology: 1.64%
Communications equipment: 0.23%
Ciena Corporation 144A	4.00	1-31-2030	475,000	396,625
CommScope Technologies LLC 144A	4.75	9-1-2029	255,000	207,993
CommScope Technologies LLC 144A	5.00	3-15-2027	475,000	358,625
				963,243
IT services: 0.58%
Sabre GLBL Incorporated 144A	7.38	9-1-2025	225,000	201,517
Sabre GLBL Incorporated 144A	9.25	4-15-2025	2,410,000	2,307,358
				2,508,875
Semiconductors & semiconductor equipment: 0.07%
QORVO Incorporated 144A	3.38	4-1-2031	390,000	292,169
Software: 0.76%
Fair Isaac Corporation 144A	5.25	5-15-2026	485,000	460,144
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	380,000	313,665
MPH Acquisition Holdings LLC 144A«	5.75	11-1-2028	1,405,000	1,055,183
NCR Corporation 144A	5.75	9-1-2027	800,000	724,794
NCR Corporation 144A	6.13	9-1-2029	200,000	172,203
SS&C Technologies Incorporated 144A	5.50	9-30-2027	600,000	547,316
				3,273,305
Materials: 1.70%
Chemicals: 0.70%
Avient Corporation 144A	7.13	8-1-2030	260,000	239,962
Celanese US Holding LLC	6.05	3-15-2025	1,455,000	1,421,311
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Chemicals (continued)
Chemours Company 144A	4.63%	11-15-2029		$955,000	$ 709,107
Olympus Water US Holding Corporation 144A	4.25	10-1-2028		835,000	641,906
					3,012,286
Containers & packaging: 0.84%
Ball Corporation	2.88	8-15-2030		735,000	564,072
Berry Global Incorporated 144A	5.63	7-15-2027		1,205,000	1,127,320
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030		1,075,000	889,057
Crown Cork & Seal Company Incorporated	7.38	12-15-2026		740,000	740,000
Sealed Air Corporation 144A	5.00	4-15-2029		290,000	258,825
					3,579,274
Metals & mining: 0.16%
Arches Buyer Incorporated 144A	4.25	6-1-2028		420,000	327,600
Cleveland-Cliffs Incorporated	5.88	6-1-2027		410,000	368,958
					696,558
Real estate: 0.70%
Equity REITs: 0.70%
Iron Mountain Incorporated 144A	4.50	2-15-2031		925,000	715,192
Iron Mountain Incorporated 144A	5.25	7-15-2030		1,615,000	1,336,364
Service Properties Trust Company	4.35	10-1-2024		520,000	460,335
Service Properties Trust Company	4.75	10-1-2026		90,000	67,922
Service Properties Trust Company	4.95	2-15-2027		580,000	430,341
					3,010,154
Utilities: 1.67%
Electric utilities: 0.40%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024		113,000	108,212
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027		420,000	382,200
PG&E Corporation	5.25	7-1-2030		1,450,000	1,234,617
					1,725,029
Independent power & renewable electricity producers: 1.27%
NSG Holdings LLC 144A	7.75	12-15-2025		1,710,341	1,650,479
TerraForm Power Operating LLC 144A	5.00	1-31-2028		3,280,000	2,889,778
Vistra Operations Company LLC 144A	4.38	5-1-2029		740,000	615,480
Vistra Operations Company LLC 144A	5.63	2-15-2027		320,000	299,600
					5,455,337
Total Corporate bonds and notes (Cost $186,441,527)					160,066,718
Foreign corporate bonds and notes : 2.62%
Financials: 2.62%
Banks: 2.62%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.90%) ʊ±	4.75	9-22-2027	EUR	3,000,000	2,270,296
AIB Group plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.63%) ʊ±	6.25	6-23-2025	EUR	2,000,000	1,769,069
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  25

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal		Value
Banks (continued)
Banco Santander SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +4.53%) ʊ±	4.38%	1-14-2026	EUR	3,000,000	$ 2,278,616
Bankia SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.22%) ʊ±	6.38	9-19-2023	EUR	3,000,000	2,785,792
Commerzbank AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.36%) ʊ±	6.13	10-9-2025	EUR	2,600,000	2,143,615
Total Foreign corporate bonds and notes (Cost $15,840,684)					11,247,388
Loans: 2.70%
Communication services: 0.08%
Media: 0.08%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	6.31	8-21-2026		$374,036	333,008
Consumer discretionary: 0.55%
Entertainment: 0.08%
Dave and Busters Incorporated Term Loan B (U.S. SOFR 1 Month +3.50%) <±	8.67	6-29-2029		350,000	340,666
Multiline retail: 0.06%
LSF9 Atlantis Holdings LLC (U.S. SOFR 3 Month +7.25%) ‡±	10.80	3-31-2029		300,000	284,250
Resource Recovery Revenue: 0.41%
Geo Group Incorporated (U.S. SOFR 1 Month +7.13%) ±	10.24	3-23-2027		1,774,577	1,746,485
Energy: 0.21%
Oil, gas & consumable fuels: 0.21%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	8.17	9-29-2028		567,125	557,484
M6 ETX Holdings II MidCo LLC Term Loan B (U.S. SOFR 3 Month +4.50%) ‡±	7.99	9-19-2029		350,000	343,000
					900,484
Financials: 0.75%
Diversified financial services: 0.58%
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.50%) <±	7.44	2-1-2029		1,305,001	1,221,807
Resolute Investment Managers Incorporated (3 Month LIBOR +4.50%) ‡±	8.14	4-30-2024		294,780	261,617
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	7.67	5-30-2025		1,090,771	1,007,141
					2,490,565
Insurance: 0.08%
Asurion LLC (1 Month LIBOR +5.25%) ±	8.37	1-31-2028		435,000	326,250
Mortgage REITs: 0.09%
Claros Mortgage Trust Incorporated (U.S. SOFR 1 Month +4.50%) ‡±	7.25	8-9-2026		406,925	389,631
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Health care: 0.32%
Health care equipment & supplies: 0.12%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	6.51%	8-31-2026	$544,547	$ 515,959
Pharmaceuticals: 0.20%
Bausch Health Companies Incorporated (U.S. SOFR 1 Month +5.25%) <±	8.10	2-1-2027	1,145,500	876,846
Industrials: 0.73%
Airlines: 0.46%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	8.78	6-21-2027	1,448,750	1,452,111
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	6.46	10-20-2027	535,000	535,417
				1,987,528
Commercial services & supplies: 0.14%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	7.67	6-2-2028	655,738	603,646
Machinery: 0.13%
Werner FinCo LP (3 Month LIBOR +4.00%) ±	7.67	7-24-2024	603,876	543,488
Information technology: 0.06%
Software: 0.06%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ‡±	6.62	7-24-2026	289,260	262,503
Total Loans (Cost $12,341,948)				11,601,309
Municipal obligations: 3.44%
California: 0.55%
Education revenue: 0.38%
California School Finance Authority Charter School 144A	4.25	7-1-2025	530,000	511,412
California School Finance Authority Charter School 144A	5.00	6-15-2031	1,235,000	1,114,656
				1,626,068
Health revenue: 0.01%
California Municipal Finance Authority Series 2019B 144A	4.25	11-1-2023	65,000	64,484
Tobacco revenue: 0.16%
Golden State Tobacco Securitization Corporation	4.21	6-1-2050	1,000,000	691,410
Colorado: 0.10%
Health revenue: 0.10%
Denver CO Health & Hospital Authority Series B	5.15	12-1-2026	445,000	429,583
Florida: 0.48%
Education revenue: 0.24%
Capital Trust Agency Renaissance Charter School Project Series B 144A	5.63	6-15-2023	210,000	208,648
Florida HEFAR Jacksonville University Project Series A2 144A	5.43	6-1-2027	835,000	833,864
				1,042,512
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  27

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.24%
Charlotte County IDA Town & Country Utilities Project Series B 144A	5.00%	10-1-2036	$1,250,000	$ 1,035,041
Georgia: 0.09%
Health revenue: 0.09%
Cobb County GA Development Authority Presbyterian Village Austell Project Series 2019B 144A	5.75	12-1-2028	400,000	381,294
Guam: 0.13%
Airport revenue: 0.13%
Guam International Airport Authority Series A	4.46	10-1-2043	675,000	542,566
Illinois: 0.61%
Miscellaneous revenue: 0.61%
Chicago IL Board of Education Taxable Build America Bonds Series E	6.04	12-1-2029	1,255,000	1,177,912
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,447,000	1,450,745
				2,628,657
Indiana: 0.10%
Health revenue: 0.10%
Knox County IN Good Samaritian Hospital Project Industry Economic Development Series B	5.90	4-1-2034	480,000	451,945
Iowa: 0.26%
GO revenue: 0.26%
Coralville IA Series C	5.00	5-1-2030	1,200,000	1,104,490
Louisiana: 0.18%
Health revenue: 0.18%
Louisiana Local Government Environmental Facilities & CDA	5.75	1-1-2029	845,000	786,946
New Jersey: 0.22%
Education revenue: 0.22%
New Jersey Educational Facilities Authority Georgian Court University Series H	4.25	7-1-2028	1,000,000	925,887
New York: 0.26%
Education revenue: 0.12%
Yonkers Economic Development Corporation Series 2019B	4.50	10-15-2024	545,000	526,498
Health revenue: 0.05%
Jefferson County NY Civic Facility Development Corporation Refunding Bond Series B Samaritan Medical Center Obligated Group	4.25	11-1-2028	245,000	226,826
Utilities revenue: 0.09%
New York Energy Research & Development Authority Green Bond Series A	4.81	4-1-2034	380,000	376,536
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Oklahoma: 0.10%
Health revenue: 0.10%
Oklahoma Development Finance Authority	5.45%	8-15-2028	$500,000	$ 432,006
Texas: 0.13%
Industrial development revenue: 0.13%
Port Beaumont TX IDA Jefferson Gulf Coast 144A	4.10	1-1-2028	700,000	547,918
Wisconsin: 0.23%
Education revenue: 0.23%
Burrell College of Osteopathic Medicine Project PFA 144A	5.13	6-1-2028	1,040,000	968,702
Total Municipal obligations (Cost $16,184,933)				14,789,369
Non-agency mortgage-backed securities: 6.22%
Arroyo Mortgage Trust Series 2022-1 Class A3 144A	3.65	12-25-2056	1,450,000	1,100,560
BX Trust Series 2022-LP2 Class E (U.S. SOFR 1 Month +2.61%) 144A±	5.53	2-15-2039	2,801,475	2,591,995
Capital Automotive Real Estate Services Series 1A Class A6 144A	3.81	2-15-2050	496,771	432,876
Credit Suisse Mortgage Trust Series 2021-NQM8 Class M1 144A±±	3.26	10-25-2066	2,000,000	1,393,258
Dell Equipment Finance Trust Series 2022-2 Class D 144A	5.72	1-24-2028	600,000	577,038
Ellington Financial Mortgage Trust Series 2022-1 Class M1 144A±±	3.50	1-25-2067	1,750,000	1,229,999
Flexential Issuer LLC Series 2021-1A Class C 144A	6.93	11-27-2051	4,000,000	3,443,202
GCAT Series 2021-NQM6 Class M1 144A±±	3.41	8-25-2066	2,000,000	1,470,311
Golub Capital Partners Funding LLC Series2021-2A Class B 144A	3.99	10-19-2029	500,000	444,595
Goodleap Sustainable Home Improvement Series 2022-1GS Class C 144A	3.50	1-20-2049	2,936,420	2,174,030
JPMorgan Mortgage Trust Series 2019-2 Class A3 144A±±	4.00	8-25-2049	54,703	52,351
New Residential Mortgage Loan Trust Series 2022-NQM1 Class M1 144A±±	3.60	1-25-2026	2,500,000	1,853,571
Oxford Finance Funding Trust Series 2022-1A Class B 144A	4.10	2-15-2030	4,500,000	4,090,159
PRKCM 2022-AFC1 Trust Class M1 144A±±	4.19	4-25-2057	600,000	487,006
Purewest Funding LLC Series 2021-1 Class A1 144A	4.09	12-22-2036	722,244	684,752
Sequoia Mortgage Trust Series 2018-6 Class A19 144A±±	4.00	7-25-2048	91,022	84,334
Service Experts Issuer Series 2021-1A Class C 144A	5.37	2-2-2032	3,000,000	2,531,843
Starwood Mortgage Residential Series 2021-6 144A±±	3.39	11-25-2066	3,000,000	2,057,314
Total Non-agency mortgage-backed securities (Cost $32,487,783)				26,699,194

The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  29

Portfolio of investments—September 30, 2022

	Dividend Yield	Shares	Value
Preferred stocks: 0.12%
Energy: 0.02%
Oil, gas & consumable fuels: 0.02%
Petroleo Brasil SP ADR	7.69%	8,240	$ 91,299
Financials: 0.02%
Banks: 0.02%
Itau Unibanco Holding SA	2.59	18,100	94,151
Information technology: 0.05%
Technology hardware, storage & peripherals: 0.05%
Samsung Electronics Company Limited	4.65	6,434	208,995
Materials: 0.03%
Chemicals: 0.03%
LG Chem Limited	2.93	780	135,844
Total Preferred stocks (Cost $710,198)			530,289

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 9.07%
Communication services: 0.41%
Media: 0.25%
Videotron Limited 144A	5.13	4-15-2027	$1,155,000	1,060,111
Wireless telecommunication services: 0.16%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	795,000	695,269
Energy: 0.31%
Oil, gas & consumable fuels: 0.31%
Baytex Energy Corporation 144A	8.75	4-1-2027	500,000	502,500
Northriver Midstream Finance LP 144A	5.63	2-15-2026	880,000	819,464
				1,321,964
Financials: 5.83%
Banks: 4.80%
Barclays plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.84%) ʊ±	7.75	9-15-2023	2,160,000	1,995,300
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.90%) 144Aʊ±	7.88	1-23-2024	1,750,000	1,677,813
Danske Bank AS (7 Year Treasury Constant Maturity +4.13%) ʊ±	7.00	6-26-2025	2,300,000	2,061,053
HSBC Holdings plc (USD ICE Swap Rate 11:00am NY 5 Year +4.37%) ʊ±	6.38	3-30-2025	2,000,000	1,801,900
ING Groep NV (USD ICE Swap Rate 11:00am NY 5 Year +4.20%) ʊ±	6.75	4-16-2024	3,800,000	3,568,618
Lloyds Banking Group plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.76%) ʊ±	7.50	6-27-2024	3,665,000	3,401,963
NatWest Group plc (5 Year Treasury Constant Maturity +3.10%) ʊ±	4.60	6-28-2031	1,500,000	937,500
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Skandinaviska Enskilda Banken AB (5 Year Treasury Constant Maturity +3.46%) ʊ±	5.13%	5-13-2025	$2,000,000	$ 1,800,000
Societe Generale SA (USD ICE Swap Rate 11:00am NY 5 Year +5.87%) 144Aʊ±	8.00	2-9-2025	3,535,000	3,370,369
				20,614,516
Capital markets: 0.68%
Credit Suisse Group AG (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.60%) 144Aʊ±	7.50	12-11-2023	2,395,000	2,200,406
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144Aʊ±	5.25	2-11-2027	1,000,000	702,216
				2,902,622
Diversified financial services: 0.35%
Castlelake Aviation Finance 144A	5.00	4-15-2027	530,000	450,578
New Red Finance Incorporated 144A	3.88	1-15-2028	625,000	543,881
New Red Finance Incorporated 144A	4.00	10-15-2030	650,000	511,927
				1,506,386
Health care: 0.64%
Biotechnology: 0.23%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	1,270,000	980,783
Pharmaceuticals: 0.41%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	445,000	286,892
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	1,980,000	739,493
Teva Pharmaceutical Finance Netherlands III BV	4.75	5-9-2027	115,000	97,671
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	200,000	194,108
Teva Pharmaceutical Finance Netherlands III BV «	6.75	3-1-2028	500,000	458,853
				1,777,017
Industrials: 1.60%
Aerospace & defense: 0.21%
Bombardier Incorporated 144A«	7.88	4-15-2027	990,000	910,800
Airlines: 0.60%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	1,805,000	1,877,999
VistaJet Malta Finance PLC 144A	6.38	2-1-2030	880,000	719,400
				2,597,399
Electrical equipment: 0.32%
Sensata Technologies BV 144A	4.00	4-15-2029	1,645,000	1,361,220
Trading companies & distributors: 0.47%
Fly Leasing Limited 144A	7.00	10-15-2024	2,670,000	2,002,500
Materials: 0.28%
Containers & packaging: 0.13%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	205,000	170,689
Ardagh Packaging Finance plc 144A	6.00	6-15-2027	450,000	423,767
				594,456
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  31

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Metals & mining: 0.15%
Constellium SE 144A	5.88%	2-15-2026	$695,000	$ 637,663
Total Yankee corporate bonds and notes (Cost $45,468,262)				38,962,706

		Yield	Shares
Short-term investments: 6.44%
Investment companies: 6.44%
Allspring Government Money Market Fund Select Class ♠∞##		2.75	23,698,082	23,698,082
Securities Lending Cash Investments LLC ♠∩∞		3.08	3,949,063	3,949,063
Total Short-term investments (Cost $27,647,145)				27,647,145
Total investments in securities (Cost $488,643,006)	99.39%			426,809,312
Other assets and liabilities, net	0.61			2,612,981
Total net assets	100.00%			$429,422,293

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities and unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
ADR	American depositary receipt
CDA	Community Development Authority
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GDR	Global depositary receipt
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
PFA	Public Finance Authority
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$21,839,370	$222,455,945	$(220,597,233)	$0	$0	$ 23,698,082	23,698,082	$ 97,900
Securities Lending Cash Investments LLC	6,700,880	31,720,110	(34,471,927)	0	0	3,949,063	3,949,063	39,932 #
				$0	$0	$27,647,145		$137,832

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
12,633,753 USD	12,785,000 EUR	Citibank National Association	12-30-2022	$9,319	$0
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
CAC 40 Index Futures	144	10-21-2022	$ 8,574,602	$ 8,133,867	$ 0	$ (440,735)
MSCI Emerging Markets Index	187	12-16-2022	9,066,959	8,148,525	0	(918,434)
XAE Energy Index Futures	108	12-16-2022	9,207,013	8,137,800	0	(1,069,213)
XAP Consumer Staples	199	12-16-2022	14,623,067	13,422,550	0	(1,200,517)
Japanese Yen FX Futures	152	12-19-2022	13,443,260	13,230,650	0	(212,610)
10-Year U.S. Treasury Notes	587	12-20-2022	68,492,198	65,780,688	0	(2,711,510)
Short
DAX Index Futures	(27)	12-16-2022	(8,446,589)	(8,027,051)	419,538	0
E-Mini S&P 500 Index	(111)	12-16-2022	(22,324,319)	(19,988,325)	2,335,994	0
Euro STOXX 50 Futures	(196)	12-16-2022	(6,890,860)	(6,367,778)	523,082	0
Euro FX Futures	(109)	12-19-2022	(13,700,901)	(13,436,294)	264,607	0
U.S. Ultra Treasury Bonds	(108)	12-20-2022	(16,176,132)	(14,796,000)	1,380,132	0
2-Year U.S. Treasury Notes	(324)	12-30-2022	(66,963,498)	(66,546,563)	416,935	0
					$5,340,288	$(6,553,019)
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  33

Portfolio of investments—September 30, 2022

Centrally cleared credit default swap contracts
Reference index	Fixed rate paid	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Buy protection
Markit CDX North America High Yield Index	5.00%	Quarterly	12-20-2025	USD	990,000	$3,496	$57,528	$0	$(54,032)
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(652)	$ (4,238,000)	$ 65.00	10-14-2022	$ (22)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(1,106)	(7,189,000)	65.00	10-21-2022	(3,871)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(1,908)	(8,299,800)	43.50	10-7-2022	0
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(1,262)	(5,363,500)	42.50	10-14-2022	0
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(1,110)	(4,495,500)	40.50	10-21-2022	(49)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(1,509)	(5,960,550)	39.50	10-28-2022	(6,791)
Nasdaq 100 Stock Index	Morgan Stanley Company Incorporated	(7)	(10,115,000)	14,450.00	10-7-2022	0
Nasdaq 100 Stock Index	Morgan Stanley Company Incorporated	(6)	(8,355,000)	13,925.00	10-14-2022	(2)
Nasdaq 100 Stock Index	Morgan Stanley Company Incorporated	(6)	(8,070,000)	13,450.00	10-21-2022	(660)
Nasdaq 100 Stock Index	Morgan Stanley Company Incorporated	(3)	(3,840,000)	12,800.00	10-28-2022	(3,810)
Nasdaq 100 Stock Index	Morgan Stanley Company Incorporated	(3)	(4,012,500)	13,375.00	10-28-2022	(1,035)
Russell 2000 Index	Morgan Stanley Company Incorporated	(28)	(6,006,000)	2,145.00	10-7-2022	0
Russell 2000 Index	Morgan Stanley Company Incorporated	(14)	(2,933,000)	2,095.00	10-14-2022	0
Russell 2000 Index	Morgan Stanley Company Incorporated	(12)	(2,334,000)	1,945.00	10-14-2022	(480)
Russell 2000 Index	Morgan Stanley Company Incorporated	(16)	(3,104,000)	1,940.00	10-21-2022	(1,640)
Russell 2000 Index	Morgan Stanley Company Incorporated	(17)	(3,119,500)	1,835.00	10-21-2022	(9,945)
Russell 2000 Index	Morgan Stanley Company Incorporated	(14)	(2,814,000)	2,010.00	10-28-2022	(1,155)
S&P 500 Index	Morgan Stanley Company Incorporated	(16)	(7,200,000)	4,500.00	10-7-2022	0
S&P 500 Index	Morgan Stanley Company Incorporated	(11)	(4,730,000)	4,300.00	10-7-2022	0
S&P 500 Index	Morgan Stanley Company Incorporated	(31)	(13,485,000)	4,350.00	10-14-2022	(3)
S&P 500 Index	Morgan Stanley Company Incorporated	(22)	(9,284,000)	4,220.00	10-21-2022	(715)
S&P 500 Index	Morgan Stanley Company Incorporated	(42)	(17,556,000)	4,180.00	10-28-2022	(4,620)
SPDR Euro STOXX 50 ETF	Morgan Stanley Company Incorporated	(98)	(333,200)	34.00	10-28-2022	(1,470)
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2022

Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
$(36,268)
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  35

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $3,868,723 of securities loaned), at value (cost $460,995,861)	$ 399,162,167
Investments in affiliated securities, at value (cost $27,647,145)	27,647,145
Cash	1,387,012
Cash at broker segregated for futures contracts	4,736,534
Segregated cash for swap contracts	80,005
Foreign currency, at value (cost $43,145)	46,414
Receivable for dividends and interest	4,703,607
Receivable for investments sold	2,453,358
Receivable for daily variation margin on open futures contracts	626,909
Receivable for Fund shares sold	194,438
Unrealized gains on forward foreign currency contracts	9,319
Receivable for securities lending income, net	8,576
Prepaid expenses and other assets	136,466
Total assets	441,191,950
Liabilities
Cash due to broker	2,203,580
Payable upon receipt of securities loaned	3,949,063
Payable for investments purchased	3,505,945
Payable for daily variation margin on open futures contracts	818,599
Payable for when-issued transactions	585,000
Payable for Fund shares redeemed	424,228
Management fee payable	88,689
Administration fees payable	63,509
Distribution fee payable	47,453
Written options at value (premiums received $101,404)	36,268
Trustees’ fees and expenses payable	1,677
Payable for daily variation margin on centrally cleared swap contracts	1,233
Accrued expenses and other liabilities	44,413
Total liabilities	11,769,657
Total net assets	$ 429,422,293
Net assets consist of
Paid-in capital	$ 514,371,675
Total distributable loss	(84,949,382)
Total net assets	$429,422,293
Computation of net asset value and offering price per share
Net assets – Class A	$ 156,486,935
Shares outstanding – Class A1	30,456,114
Net asset value per share – Class A	$5.14
Maximum offering price per share – Class A2	$5.45
Net assets – Class C	$ 68,611,946
Shares outstanding – Class C1	13,312,840
Net asset value per share – Class C	$5.15
Net assets – Class R6	$ 51,101,556
Shares outstanding – Class R6[1]	10,216,496
Net asset value per share – Class R6	$5.00
Net assets – Administrator Class	$ 4,722,456
Shares outstanding – Administrator Class[1]	943,954
Net asset value per share – Administrator Class	$5.00
Net assets – Institutional Class	$ 148,499,400
Shares outstanding – Institutional Class[1]	29,717,142
Net asset value per share – Institutional Class	$5.00
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Diversified Income Builder Fund

Statement of operations—year ended September 30, 2022

Investment income
Interest	$ 19,630,158
Dividends (net of foreign withholdings taxes of $199,458)	3,596,270
Income from affiliated securities	202,828
Total investment income	23,429,256
Expenses
Management fee	3,042,271
Administration fees
Class A	411,643
Class C	189,516
Class R6	13,744
Administrator Class	8,173
Institutional Class	283,022
Shareholder servicing fees
Class A	489,113
Class C	225,049
Administrator Class	15,687
Distribution fee
Class C	675,065
Custody and accounting fees	260,591
Professional fees	69,381
Registration fees	92,353
Shareholder report expenses	90,770
Trustees’ fees and expenses	21,953
Other fees and expenses	123,550
Total expenses	6,011,881
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,511,298)
Class A	(21,036)
Class R6	(2,767)
Net expenses	4,476,780
Net investment income	18,952,476
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(7,082,680)
Forward foreign currency contracts	3,000,559
Futures contracts	(2,261,545)
Swap contracts	14,737
Written options	2,173,192
Net realized losses on investments	(4,155,737)
Net change in unrealized gains (losses) on
Unaffiliated securities	(107,951,473)
Forward foreign currency contracts	(313,448)
Futures contracts	(1,479,954)
Swap contracts	(68,858)
Written options	(310,392)
Net change in unrealized gains (losses) on investments	(110,124,125)
Net realized and unrealized gains (losses) on investments	(114,279,862)
Net decrease in net assets resulting from operations	$ (95,327,386)
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  37

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment income		$ 18,952,476		$ 19,765,462
Net realized gains (losses) on investments		(4,155,737)		36,160,565
Net change in unrealized gains (losses) on investments		(110,124,125)		14,695,015
Net increase (decrease) in net assets resulting from operations		(95,327,386)		70,621,042
Distributions to shareholders from
Net investment income and net realized gains
Class A		(7,233,748)		(7,451,220)
Class C		(2,626,966)		(2,798,166)
Class R6		(1,928,106)		(1,729,358)
Administrator Class		(242,669)		(272,624)
Institutional Class		(8,909,020)		(9,569,614)
Total distributions to shareholders		(20,940,509)		(21,820,982)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,638,951	16,065,353	4,560,332	28,679,644
Class C	1,179,023	7,250,221	1,868,621	11,899,641
Class R6	3,813,783	20,446,728	7,760,202	45,310,282
Administrator Class	109,349	647,272	163,088	1,005,985
Institutional Class	8,495,262	51,364,778	7,920,681	48,924,824
		95,774,352		135,820,376
Reinvestment of distributions
Class A	1,121,359	6,656,511	1,086,761	6,885,370
Class C	418,598	2,492,544	416,920	2,646,096
Class R6	334,158	1,926,012	278,581	1,727,553
Administrator Class	41,509	241,251	42,970	265,556
Institutional Class	1,275,240	7,392,813	1,264,016	7,800,727
		18,709,131		19,325,302
Payment for shares redeemed
Class A	(7,334,179)	(43,613,089)	(7,496,998)	(47,424,829)
Class C	(4,422,132)	(26,374,659)	(5,575,628)	(35,097,983)
Class R6	(1,525,173)	(8,858,366)	(893,580)	(5,551,330)
Administrator Class	(402,349)	(2,365,687)	(365,519)	(2,247,556)
Institutional Class	(19,982,450)	(114,945,755)	(13,209,803)	(81,174,463)
		(196,157,556)		(171,496,161)
Net decrease in net assets resulting from capital share transactions		(81,674,073)		(16,350,483)
Total increase (decrease) in net assets		(197,941,968)		32,449,577
Net assets
Beginning of period		627,364,261		594,914,684
End of period		$ 429,422,293		$ 627,364,261
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Diversified Income Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.42	$5.95	$6.06	$6.33	$6.42
Net investment income	0.21 [1]	0.19 [1]	0.21	0.22	0.21
Net realized and unrealized gains (losses) on investments	(1.27)	0.49	(0.12)	0.02	(0.01)
Total from investment operations	(1.06)	0.68	0.09	0.24	0.20
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.20)	(0.23)	(0.19)
Net realized gains	0.00	0.00	0.00	(0.28)	(0.10)
Total distributions to shareholders	(0.22)	(0.21)	(0.20)	(0.51)	(0.29)
Net asset value, end of period	$5.14	$6.42	$5.95	$6.06	$6.33
Total return[2]	(16.86)%	11.58%	1.59%	4.51%	3.23%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.08%	1.07%	1.05%	1.04%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.90%
Net investment income	3.38%	3.07%	3.50%	3.75%	3.34%
Supplemental data
Portfolio turnover rate	86%	87%	39%	43%	50%
Net assets, end of period (000s omitted)	$156,487	$218,615	$213,551	$251,673	$231,176

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  39

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.44	$5.97	$6.07	$6.34	$6.44
Net investment income	0.17	0.15	0.17	0.18	0.17
Net realized and unrealized gains (losses) on investments	(1.28)	0.48	(0.11)	0.02	(0.02)
Total from investment operations	(1.11)	0.63	0.06	0.20	0.15
Distributions to shareholders from
Net investment income	(0.18)	(0.16)	(0.16)	(0.19)	(0.15)
Net realized gains	0.00	0.00	0.00	(0.28)	(0.10)
Total distributions to shareholders	(0.18)	(0.16)	(0.16)	(0.47)	(0.25)
Net asset value, end of period	$5.15	$6.44	$5.97	$6.07	$6.34
Total return[1]	(17.61)%	10.70%	0.98%	3.71%	2.32%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.83%	1.82%	1.80%	1.79%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.65%
Net investment income	2.61%	2.31%	2.75%	2.99%	2.59%
Supplemental data
Portfolio turnover rate	86%	87%	39%	43%	50%
Net assets, end of period (000s omitted)	$68,612	$103,956	$115,929	$140,722	$166,750

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Diversified Income Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class R6	2022	2021	2020	2019	2018 [1]
Net asset value, beginning of period	$6.26	$5.81	$5.91	$6.18	$6.17
Net investment income	0.24	0.23	0.22	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	(1.25)	0.46	(0.09)	0.03	0.02
Total from investment operations	(1.01)	0.69	0.13	0.27	0.04
Distributions to shareholders from
Net investment income	(0.25)	(0.24)	(0.23)	(0.26)	(0.03)
Net realized gains	0.00	0.00	0.00	(0.28)	0.00
Total distributions to shareholders	(0.25)	(0.24)	(0.23)	(0.54)	(0.03)
Net asset value, end of period	$5.00	$6.26	$5.81	$5.91	$6.18
Total return[3]	(16.61)%	11.99%	2.25%	5.07%	0.71%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.65%	0.64%	0.61%	0.64%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.41%
Net investment income	3.83%	3.52%	3.89%	4.17%	2.31%
Supplemental data
Portfolio turnover rate	86%	87%	39%	43%	50%
Net assets, end of period (000s omitted)	$51,102	$47,544	$2,605	$24	$25

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  41

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.26	$5.81	$5.91	$6.19	$6.29
Net investment income	0.21 [1]	0.19 [1]	0.21 [1]	0.22 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	(1.24)	0.48	(0.10)	0.02	(0.01)
Total from investment operations	(1.03)	0.67	0.11	0.24	0.20
Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.21)	(0.24)	(0.20)
Net realized gains	0.00	0.00	0.00	(0.28)	(0.10)
Total distributions to shareholders	(0.23)	(0.22)	(0.21)	(0.52)	(0.30)
Net asset value, end of period	$5.00	$6.26	$5.81	$5.91	$6.19
Total return	(16.91)%	11.61%	1.89%	4.52%	3.21%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.00%	0.99%	0.97%	0.96%
Net expenses	0.77%	0.77%	0.77%	0.77%	0.81%
Net investment income	3.43%	3.15%	3.57%	3.77%	3.40%
Supplemental data
Portfolio turnover rate	86%	87%	39%	43%	50%
Net assets, end of period (000s omitted)	$4,722	$7,486	$7,868	$11,916	$32,938

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Diversified Income Builder Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.26	$5.80	$5.91	$6.19	$6.28
Net investment income	0.22 [1]	0.21	0.22 [1]	0.24	0.23
Net realized and unrealized gains (losses) on investments	(1.24)	0.48	(0.11)	0.01	(0.01)
Total from investment operations	(1.02)	0.69	0.11	0.25	0.22
Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.22)	(0.25)	(0.21)
Net realized gains	0.00	0.00	0.00	(0.28)	(0.10)
Total distributions to shareholders	(0.24)	(0.23)	(0.22)	(0.53)	(0.31)
Net asset value, end of period	$5.00	$6.26	$5.80	$5.91	$6.19
Total return	(16.69)%	12.08%	1.98%	4.80%	3.62%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.75%	0.74%	0.72%	0.71%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.57%
Net investment income	3.67%	3.40%	3.83%	4.07%	3.67%
Supplemental data
Portfolio turnover rate	86%	87%	39%	43%	50%
Net assets, end of period (000s omitted)	$148,499	$249,764	$254,963	$312,093	$335,589

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Diversified Income Builder Fund  |  43

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Diversified Income Builder Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2022, such fair value pricing was used in pricing certain foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options and swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

44  |  Allspring Diversified Income Builder Fund

Notes to financial statements
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan

Allspring Diversified Income Builder Fund  |  45

Notes to financial statements
and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

46  |  Allspring Diversified Income Builder Fund

Notes to financial statements
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Allspring Diversified Income Builder Fund  |  47

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $488,620,358 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 8,469,790
Gross unrealized losses	(71,473,160)
Net unrealized losses	$(63,003,370)
As of September 30, 2022, the Fund had capital loss carryforwards which consisted of $22,944,720 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

48  |  Allspring Diversified Income Builder Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$ 0	$ 14,820,132	$ 0	$ 14,820,132
Common stocks
Communication services	6,538,539	3,700,052	0	10,238,591
Consumer discretionary	11,994,795	4,690,902	0	16,685,697
Consumer staples	2,973,886	1,146,261	0	4,120,147
Energy	2,916,337	1,475,496	0	4,391,833
Financials	8,979,821	8,910,236	0	17,890,057
Health care	13,892,546	2,033,488	0	15,926,034
Industrials	6,572,263	4,137,946	0	10,710,209
Information technology	30,745,245	2,847,954	0	33,593,199
Materials	2,384,867	754,491	0	3,139,358
Real estate	1,150,934	296,336	0	1,447,270
Utilities	945,917	1,356,750	0	2,302,667
Corporate bonds and notes	0	160,066,718	0	160,066,718
Foreign corporate bonds and notes	0	11,247,388	0	11,247,388
Loans	0	10,060,308	1,541,001	11,601,309
Municipal obligations	0	14,789,369	0	14,789,369
Non-agency mortgage-backed securities	0	26,699,194	0	26,699,194
Preferred stocks
Energy	91,299	0	0	91,299
Financials	94,151	0	0	94,151
Information technology	0	208,995	0	208,995
Materials	0	135,844	0	135,844
Yankee corporate bonds and notes	0	38,962,706	0	38,962,706
Short-term investments
Investment companies	27,647,145	0	0	27,647,145
	116,927,745	308,340,566	1,541,001	426,809,312
Forward foreign currency contracts	0	9,319	0	9,319
Futures contracts	5,340,288	0	0	5,340,288
Total assets	$122,268,033	$308,349,885	$1,541,001	$432,158,919
Liabilities
Futures contracts	$ 6,553,019	$ 0	$ 0	$ 6,553,019
Written options	36,192	76	0	36,268
Swap contracts	0	54,032	0	54,032
Total liabilities	$ 6,589,211	$ 54,108	$ 0	$ 6,643,319
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.

Allspring Diversified Income Builder Fund  |  49

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the

50  |  Allspring Diversified Income Builder Fund

Notes to financial statements
caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.85%
Class C	1.60
Class R6	0.42
Administrator Class	0.77
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $6,728 from the sale of Class A shares and $300 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $2,997,849, $35,451,798 and $(6,253,025) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended September 30, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2022 were $452,831,517 and $525,873,097, respectively.
As of September 30, 2022, the Fund had unfunded loan commitments of $2,115,713.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.

Allspring Diversified Income Builder Fund  |  51

Notes to financial statements
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 369,544	$ (369,544)	$0
Barclays Capital Incorporated	1,013,145	(1,013,145)	0
Credit Suisse Securities (USA) LLC	390,514	(390,514)	0
Jefferies LLC	190,664	(190,664)	0
Morgan Stanley & Co. LLC	575,259	(575,259)	0
Nomura Securities International Incorporated	828,432	(828,432)	0
UBS Securities LLC	501,165	(501,165)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2022, the Fund entered into futures contracts and written options for economic hedging purposes.. The Fund also entered into forward foreign currency contracts for economic hedging purposes, and entered into credit default swap contracts for hedging or cash management purposes.
The volume of the Fund's derivative activity during the year ended September 30, 2022 was as follows:
Options
Average number of contracts written	8,761
Futures contracts
Average notional balance on long futures	$82,132,366
Average notional balance on short futures	58,119,616
Forward foreign currency contracts
Average contract amounts to buy	$ 1,855,615
Average contract amounts to sell	21,931,542
Swap contracts
Average notional balance	$ 2,002,329
The swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

52  |  Allspring Diversified Income Builder Fund

Notes to financial statements
The fair value of derivative instruments as of September 30, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 1,797,067*	Unrealized losses on futures contracts	2,711,510*
Equity risk	Unrealized gains on futures contracts	3,278,614*	Unrealized losses on futures contracts	3,628,899*
Equity risk			Written options, at value	36,268
Foreign currency risk	Unrealized gains on forward foreign currency contracts	9,319	Unrealized losses on forward foreign currency contracts	0
Foreign currency risk	Unrealized gains on futures contracts	264,607*	Unrealized losses on futures contracts	212,610*
Credit risk	Net unrealized gains on swap contracts	0*	Net unrealized losses on swap contracts	54,032*
		$5,349,607		$ 6,643,319
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of September 30, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2022 was as follows:
	Net realized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Written options	Total
Interest rate risk	$ 0	$ 1,487,820	$ 0	$ 0	$ 1,487,782
Equity risk	0	(2,475,270)	0	2,173,192	(302,078)
Foreign currency risk	3,000,559	(1,274,095)	0	0	1,726,464
Credit risk	0	0	14,737	0	14,737
	$ 3,000,559	$ (2,261,545)	$ 14,737	$ 2,173,192	$ 2,926,905

	Net change in unrealized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Written options	Total
Interest rate risk	$ 0	$ (1,229,321)	$ 0	$ 0	$ (1,229,321)
Equity risk	0	75,002	0	(310,392)	(235,390)
Foreign currency risk	(313,448)	(325,635)	0	0	(639,083)
Credit risk	0	0	(68,858)	0	(68,858)
	$(313,448)	$ (1,479,954)	$(68,858)	$(310,392)	$ (2,172,652)
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of

Allspring Diversified Income Builder Fund  |  53

Notes to financial statements
default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank National Association	$9,319	$0	$0	$9,319

Counterparty	Gross amounts of Liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Company Incorporated	$36,268	$0	$(36,268)	$0
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $20,940,509 and $21,820,982 of ordinary income for the years ended September 30, 2022 and September 30, 2021, respectively.
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$1,020,241	$(63,016,126)	$(22,944,720)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

54  |  Allspring Diversified Income Builder Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Diversified Income Builder Fund (formerly, Wells Fargo Diversified Income Builder Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring Diversified Income Builder Fund  |  55

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 7% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $3,840,055 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $11,419,277 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

56  |  Allspring Diversified Income Builder Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Diversified Income Builder Fund  |  57

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

58  |  Allspring Diversified Income Builder Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Diversified Income Builder Fund  |  59

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

60  |  Allspring Diversified Income Builder Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00299 11-22
A226/AR226 09-22

Annual Report
September 30, 2022
Allspring
Index Asset Allocation Fund

The views expressed and any forward-looking statements are as of September 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Index Asset Allocation Fund for the 12-month period that ended September 30, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -15.47%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -25.17%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  28.11%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -14.60%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.77%, the Bloomberg Municipal Bond Index6 declined 11.50%, and the ICE BofA U.S. High Yield Index7 fell 14.04%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere. This helped ease concerns about elevated inflation and the negative impact of the global supply bottleneck; government bond yields rose globally as central banks prepared to tighten monetary policy and commodity prices continued to rise.
“ Broad capital market sentiment had turned for the worse entering the fiscal period. However, October 2021 featured strong corporate earnings announcements in the U.S., the eurozone, and elsewhere.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Index Asset Allocation Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market misery continued, with broad and deep losses, as both the S&P 500 Index and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A dreadful year in financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note in the U.S. was the resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds. The volatility in U.K. government bonds and the British pound continued into October.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Index Asset Allocation Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Manjunath Boraiah†, Petros N. Bocray, CFA®‡, FRM, John R. Campbell, CFA®‡†, Travis L. Keshemberg, CFA®‡, CIPM, FRM#, David Neal, CFA®‡†, Nick Toporkov, Ph.D., CFA®‡†, Robert M. Wicentowski, CFA®‡†, Limin Xiao, Ph.D., CFA®‡†
Average annual total returns (%) as of September 30, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SFAAX)	11-13-1986	-19.81	4.07	7.16	-14.91	5.31	7.80	1.09	1.08
Class C (WFALX)	4-1-1998	-16.56	4.52	7.15	-15.56	4.52	7.15	1.84	1.83
Administrator Class (WFAIX)	11-8-1999	–	–	–	-14.77	5.49	8.02	1.01	0.90
Institutional Class (WFATX)[3]	10-31-2016	–	–	–	-14.64	5.65	8.11	0.76	0.75
Index Asset Allocation Blended Index[4]	–	–	–	–	-14.13	5.79	7.82	–	–
Bloomberg U.S. Treasury Index[5]	–	–	–	–	-12.94	-0.23	0.50	–	–
S&P 500 Index[6]	–	–	–	–	-15.47	9.24	11.70	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.90% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	Source: Allspring Funds Management, LLC. The Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.
[5]	The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.
[6]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Keshemberg became a portfolio manager of the Fund on March 24, 2022.
†	Mr. Boraiah, Mr. Campbell, Mr. Neal, Mr. Toporkov, Mr. Wicentowski and Ms. Xiao became portfolio managers of the Fund on June 10, 2022.

6  |  Allspring Index Asset Allocation Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of September 30, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg U.S. Treasury Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Index Asset Allocation Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended September 30, 2022.
■	The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, detracted from performance during the period.
■	The Fund’s stock and bond allocations performed in line with their respective benchmarks, the S&P 500 Index and the Bloomberg U.S. Treasury Index.
Rising inflation and slowing growth created challenging environment.
The trailing 12-month period featured slowing economic growth and rapidly increasing inflation. In developed markets, central banks intervened by increasing interest rates. Persistently high inflation in the U.S. left many wondering if these actions were too little too late. While the Federal Reserve (Fed) may have been late, its crystal-clear hawkish tone was certainly heard by the market. During the 12-month period, the MSCI ACWI (Net)* declined 20.66%. A strong U.S. dollar was no friend of non-U.S. equities, and the MSCI ACWI ex USA Index (Net) (USD)** declined 25.17% while the MSCI Emerging Markets Index (Net)*** declined 28.11%.
The broad U.S. fixed income market provided no shelter from the storm as the Bloomberg U.S. Aggregate Bond Index†  declined a striking 14.60% for the trailing 12 months. While all segments of the bond market saw negative returns, shorter-term bonds fared better, with the Bloomberg U.S. 1-3 Year Treasury Bond Index†† declining 5.07%. Credit also performed poorly, with the Bloomberg U.S. Credit Index††† receding 17.89% and the ICE BofA U.S. High Yield Index‡ declining 14.06%. Despite higher inflation, the duration aspect of Treasury Inflation-Protected Securities (TIPS) hurt performance and the Bloomberg U.S. TIPS Index‡‡ posted a loss of 11.57%.
Tactical asset allocation shifts detracted slightly from performance during the 12-month period.
The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, while its bond holdings seek to replicate the holdings of the Bloomberg U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of fiscal year-end, the Fund had an effective target allocation of 55% stocks, 35% bonds, and 10% effective cash. During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes.
The team maintained an overweight to stocks during the fourth quarter of 2021 and for most of the first half of 2022. We adopted a defensive posture in June amid concerns about stubbornly high inflationary pressures. Although our short equity positions during the summer of 2022 contributed to performance, they did not offset the negative impact of our long equity tilts, which were in place earlier this year. During the period, the team also modified U.S. Treasury yield-curve

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
**	The MSCI ACWI ex USA Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
***	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
†	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
††	The Bloomberg U.S. 1-3 Year Treasury Bond Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
†††	The Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranational and local authorities. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
‡	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
‡‡	The Bloomberg U.S. Treasury Inflation-Protected Securities Index is an index of inflation indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

8  |  Allspring Index Asset Allocation Fund

Performance highlights (unaudited)
exposure through “flattener” and “steepener” trades to take advantage of yield differences between Treasury bonds of differing maturities. Overall, these had a muted impact on performance.
Ten largest holdings (%) as of September 30, 2022[1]
Apple Incorporated	4.13
Microsoft Corporation	3.43
Amazon.com Incorporated	1.98
U.S. Treasury Note, 1.38%, 10-31-2028	1.57
Tesla Motors Incorporated	1.40
U.S. Treasury Bond, 6.88%, 8-15-2025	1.37
U.S. Treasury Note, 1.38%, 11-15-2031	1.20
U.S. Treasury Note, 0.13%, 12-15-2023	1.17
Alphabet Incorporated Class A	1.13
Alphabet Incorporated Class C	1.02
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, relative to its benchmark, the Fund maintained an underweight to equities. Although we were also underweight fixed income on a notional basis, we were neutral on a duration-adjusted basis. All of the changes to the effective asset allocation were implemented with liquid futures contracts.
On the whole, the tactical positions implemented during the 12-month period detracted -0.1% from the performance of the overall Fund.
Use of futures detracted from performance.
As part of our management of the core portfolio, we use futures to equitize cash and to ensure that the duration of the fixed income portfolio is closely aligned with the benchmark.  During the 12-month period, we held long U.S. Treasury futures for cash equitization purposes and to align the duration of the portfolio with the benchmark.  We also held long S&P 500 futures to equitize cash in the equity portfolio.  With equities and fixed income down sharply during the 12-period, the use of futures detracted from performance.  For context, we execute the trades in order to align the core portfolio with the benchmark. The Fund would have incurred an unrealized loss of a similar magnitude had we had maintained exposure to individual stocks and bonds.
Allocation (%) as of September 30, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	40	35
Stock Funds	60	55
Effective Cash	0	10
[1]	Effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.
Outlook
The word “unprecedented” is sometimes overused and has become a cliché, but it is appropriate. The Fed hiking rates this fast and holding it there for a year would be unprecedented. It is somewhat similar to the 2004–2006 hiking cycle when it hiked and held, but it was at a much more gradual pace than the fast and furious pace of this year’s series of rate increases. At other times, when the Fed hiked aggressively, these moves were followed by abrupt cuts. Some were deeper than others, but it was usually as the Fed recognized—often too late—that it took things too far and too fast, causing it to recalibrate policy. That is why the market has been wanting to price in a Fed pivot at some point in 2023. The Fed will likely pivot, but it could be a very late 2023 or early 2024 pivot as it tries to set the federal funds rate on a descent from 4.5% to a more neutral rate of 2.5%. The market might move ahead of the Fed by several months, so—for now—to paraphrase Tom Petty, the waiting for a pivot or turn is going to be the hardest part of investing.

Allspring Index Asset Allocation Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2022 to September 30, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2022	Ending account value 9-30-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 843.15	$4.99	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Class C
Actual	$1,000.00	$ 839.95	$8.44	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Administrator Class
Actual	$1,000.00	$ 843.82	$4.16	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Class
Actual	$1,000.00	$ 844.48	$3.47	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.00%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$ 20,821	$ 22,945
Total Agency securities (Cost $20,821)				22,945

	Shares
Common stocks: 59.63%
Communication services: 4.81%
Diversified telecommunication services: 0.55%
AT&T Incorporated	186,588	2,862,260
Lumen Technologies Incorporated	24,941	181,570
Verizon Communications Incorporated	109,966	4,175,409
		7,219,239
Entertainment: 0.82%
Activision Blizzard Incorporated	18,640	1,385,698
Electronic Arts Incorporated	6,916	800,250
Live Nation Entertainment Incorporated †	3,720	282,869
Netflix Incorporated †	11,644	2,741,463
Take-Two Interactive Software Incorporated †	4,103	447,227
The Walt Disney Company †	47,735	4,502,843
Warner Bros. Discovery Incorporated †	57,844	665,206
		10,825,556
Interactive media & services: 2.85%
Alphabet Incorporated Class A †	157,000	15,017,050
Alphabet Incorporated Class C †	140,394	13,498,883
Match Group Incorporated †	7,410	353,828
Meta Platforms Incorporated Class A †	59,717	8,102,403
Twitter Incorporated †	17,605	771,803
		37,743,967
Media: 0.43%
Charter Communications Incorporated Class A †	2,903	880,625
Comcast Corporation Class A	115,309	3,382,013
DISH Network Corporation Class A †	6,572	90,891
Fox Corporation Class A	8,025	246,207
Fox Corporation Class B	3,685	105,023
Interpublic Group of Companies Incorporated	10,239	262,118
News Corporation Class A	10,097	152,566
News Corporation Class B	3,128	48,234
Omnicom Group Incorporated	5,364	338,415
Paramount Global Class B «	13,222	251,747
		5,757,839
Wireless telecommunication services: 0.16%
T-Mobile US Incorporated †	15,761	2,114,653
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  11

Portfolio of investments—September 30, 2022

	Shares	Value
Consumer discretionary: 6.98%
Auto components: 0.06%
Aptiv plc †	7,094	$ 554,822
BorgWarner Incorporated	6,201	194,711
		749,533
Automobiles: 1.58%
Ford Motor Company	103,411	1,158,203
General Motors Company	38,178	1,225,132
Tesla Motors Incorporated †	69,740	18,498,535
		20,881,870
Distributors: 0.09%
Genuine Parts Company	3,703	552,932
LKQ Corporation	6,825	321,799
Pool Corporation	1,037	329,984
		1,204,715
Hotels, restaurants & leisure: 1.13%
Booking Holdings Incorporated †	1,040	1,708,938
Caesars Entertainment Incorporated †	5,614	181,108
Carnival Corporation †	25,846	181,697
Chipotle Mexican Grill Incorporated †	727	1,092,507
Darden Restaurants Incorporated	3,210	405,487
Domino's Pizza Incorporated	940	291,588
Expedia Group Incorporated †	3,981	372,980
Hilton Worldwide Holdings Incorporated	7,182	866,293
Las Vegas Sands Corporation †	8,604	322,822
Marriott International Incorporated Class A	7,223	1,012,231
McDonald's Corporation	19,264	4,444,975
MGM Resorts International	8,543	253,898
Norwegian Cruise Line Holdings Limited †	11,034	125,346
Royal Caribbean Cruises Limited †	5,744	217,698
Starbucks Corporation	30,044	2,531,507
Wynn Resorts Limited †	2,710	170,811
Yum! Brands Incorporated	7,450	792,233
		14,972,119
Household durables: 0.18%
D.R. Horton Incorporated	8,280	557,658
Garmin Limited	4,040	324,452
Lennar Corporation Class A	6,677	497,770
Mohawk Industries Incorporated †	1,381	125,933
Newell Rubbermaid Incorporated	9,855	136,886
NVR Incorporated †	81	322,953
PulteGroup Incorporated	6,062	227,325
Whirlpool Corporation	1,427	192,374
		2,385,351
Internet & direct marketing retail: 2.04%
Amazon.com Incorporated †	232,074	26,224,362
eBay Incorporated	14,385	529,512
Etsy Incorporated †	3,315	331,931
		27,085,805
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Leisure products: 0.02%
Hasbro Incorporated	3,399	$ 229,161
Multiline retail: 0.30%
Dollar General Corporation	5,944	1,425,728
Dollar Tree Incorporated †	5,527	752,225
Target Corporation	12,141	1,801,603
		3,979,556
Specialty retail: 1.33%
Advance Auto Parts Incorporated	1,588	248,268
AutoZone Incorporated †	510	1,092,384
Bath & Body Works Incorporated	5,978	194,883
Best Buy Company Incorporated	5,247	332,345
CarMax Incorporated †	4,168	275,171
Lowe's Companies Incorporated	16,735	3,143,000
O'Reilly Automotive Incorporated †	1,669	1,173,891
Ross Stores Incorporated	9,163	772,166
The Home Depot Incorporated	26,911	7,425,821
The TJX Companies Incorporated	30,678	1,905,717
Tractor Supply Company	2,906	540,167
Ulta Beauty Incorporated †	1,357	544,415
		17,648,228
Textiles, apparel & luxury goods: 0.25%
Nike Incorporated Class B	33,088	2,750,275
Ralph Lauren Corporation	1,123	95,376
Tapestry Incorporated	6,593	187,439
VF Corporation	8,647	258,632
		3,291,722
Consumer staples: 4.10%
Beverages: 1.12%
Brown-Forman Corporation Class B	4,788	318,737
Constellation Brands Incorporated Class A	4,172	958,225
Keurig Dr. Pepper Incorporated	22,247	796,888
Molson Coors Brewing Company Class B	4,928	236,495
Monster Beverage Corporation †	10,071	875,774
PepsiCo Incorporated	36,136	5,899,563
The Coca-Cola Company	101,913	5,709,166
		14,794,848
Food & staples retailing: 0.95%
Costco Wholesale Corporation	11,599	5,477,860
Sysco Corporation	13,340	943,271
The Kroger Company	17,050	745,938
Walgreens Boots Alliance Incorporated	18,783	589,786
Walmart Incorporated	37,323	4,840,793
		12,597,648
Food products: 0.68%
Archer Daniels Midland Company	14,678	1,180,845
Campbell Soup Company	5,273	248,464
ConAgra Foods Incorporated	12,571	410,192
General Mills Incorporated	15,598	1,194,963
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  13

Portfolio of investments—September 30, 2022

	Shares	Value
Food products (continued)
Hormel Foods Corporation	7,578	$ 344,344
Kellogg Company	6,679	465,259
Lamb Weston Holdings Incorporated	3,763	291,181
McCormick & Company Incorporated	6,558	467,389
Mondelez International Incorporated Class A	35,887	1,967,684
The Hershey Company	3,846	847,928
The J.M. Smucker Company	2,790	383,374
The Kraft Heinz Company	20,857	695,581
Tyson Foods Incorporated Class A	7,583	499,947
		8,997,151
Household products: 0.85%
Church & Dwight Company Incorporated	6,360	454,358
Colgate-Palmolive Company	21,841	1,534,330
Kimberly-Clark Corporation	8,840	994,854
The Clorox Company	3,225	414,058
The Procter & Gamble Company	62,568	7,899,210
		11,296,810
Personal products: 0.10%
The Estee Lauder Companies Incorporated Class A	6,070	1,310,513
Tobacco: 0.40%
Altria Group Incorporated	47,153	1,904,038
Philip Morris International Incorporated	40,590	3,369,376
		5,273,414
Energy: 2.74%
Energy equipment & services: 0.19%
Baker Hughes Incorporated	26,492	555,272
Halliburton Company	23,748	584,676
Schlumberger Limited	37,035	1,329,557
		2,469,505
Oil, gas & consumable fuels: 2.55%
APA Corporation	8,550	292,325
Chevron Corporation	47,153	6,774,472
ConocoPhillips	33,333	3,411,299
Coterra Energy Incorporated	20,832	544,132
Devon Energy Corporation	17,145	1,030,929
Diamondback Energy Incorporated	4,654	560,621
EOG Resources Incorporated	15,345	1,714,497
EQT Corporation	9,687	394,745
Exxon Mobil Corporation	109,126	9,527,791
Hess Corporation	7,296	795,191
Kinder Morgan Incorporated	51,914	863,849
Marathon Oil Corporation	17,742	400,614
Marathon Petroleum Corporation	13,056	1,296,852
Occidental Petroleum Corporation	19,512	1,199,012
ONEOK Incorporated	11,701	599,559
Phillips 66	12,596	1,016,749
Pioneer Natural Resources Company	6,249	1,353,096
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Oil, gas & consumable fuels (continued)
The Williams Companies Incorporated	31,906	$ 913,469
Valero Energy Corporation	10,316	1,102,265
		33,791,467
Financials: 6.56%
Banks: 2.21%
Bank of America Corporation	183,044	5,527,929
Citigroup Incorporated	50,711	2,113,127
Citizens Financial Group Incorporated	12,978	445,924
Comerica Incorporated	3,425	243,518
Fifth Third Bancorp	17,967	574,225
First Republic Bank	4,784	624,551
Huntington Bancshares Incorporated	37,763	497,716
JPMorgan Chase & Company	76,787	8,024,242
KeyCorp	24,421	391,224
M&T Bank Corporation	4,598	810,719
PNC Financial Services Group Incorporated	10,739	1,604,621
Regions Financial Corporation	24,466	491,033
Signature Bank	1,648	248,848
SVB Financial Group †	1,547	519,452
Truist Financial Corporation	34,730	1,512,144
US Bancorp	35,403	1,427,449
Wells Fargo & Company	99,318	3,994,570
Zions Bancorporation	3,940	200,388
		29,251,680
Capital markets: 1.77%
Ameriprise Financial Incorporated	2,832	713,522
Bank of New York Mellon Corporation	19,255	741,703
BlackRock Incorporated	3,948	2,172,505
Cboe Global Markets Incorporated	2,777	325,936
CME Group Incorporated	9,411	1,666,970
FactSet Research Systems Incorporated	994	397,709
Franklin Resources Incorporated	7,438	160,066
Intercontinental Exchange Incorporated	14,623	1,321,188
Invesco Limited	11,911	163,181
MarketAxess Holdings Incorporated	986	219,375
Moody's Corporation	4,132	1,004,531
Morgan Stanley	35,064	2,770,407
MSCI Incorporated	2,108	889,133
Northern Trust Corporation	5,456	466,815
Raymond James Financial Incorporated	5,086	502,599
S&P Global Incorporated	8,921	2,724,027
State Street Corporation	9,626	585,357
T. Rowe Price Group Incorporated	5,910	620,609
The Charles Schwab Corporation	39,982	2,873,506
The Goldman Sachs Group Incorporated	8,938	2,619,281
The NASDAQ Incorporated	8,875	503,035
		23,441,455
Consumer finance: 0.31%
American Express Company	15,705	2,118,762
Capital One Financial Corporation	10,050	926,309
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  15

Portfolio of investments—September 30, 2022

	Shares	Value
Consumer finance (continued)
Discover Financial Services	7,153	$ 650,351
Synchrony Financial	12,614	355,589
		4,051,011
Diversified financial services: 0.95%
Berkshire Hathaway Incorporated Class B †	47,258	12,618,831
Insurance: 1.32%
AFLAC Incorporated	15,057	846,203
American International Group Incorporated	19,911	945,374
Aon plc Class A	5,523	1,479,446
Arthur J. Gallagher & Company	5,507	942,909
Assurant Incorporated	1,393	202,361
Brown & Brown Incorporated	6,139	371,287
Chubb Limited	10,936	1,989,040
Cincinnati Financial Corporation	4,168	373,328
Everest Reinsurance Group Limited	1,032	270,838
Globe Life Incorporated	2,373	236,588
Lincoln National Corporation	4,056	178,099
Loews Corporation	5,236	260,962
Marsh & McLennan Companies Incorporated	13,066	1,950,623
MetLife Incorporated	17,543	1,066,264
Principal Financial Group Incorporated	6,069	437,878
Progressive Corporation	15,315	1,779,756
Prudential Financial Incorporated	9,740	835,497
The Allstate Corporation	7,077	881,299
The Hartford Financial Services Group Incorporated	8,461	524,074
The Travelers Companies Incorporated	6,214	951,985
W.R. Berkley Corporation	5,348	345,374
Willis Towers Watson plc	2,879	578,506
		17,447,691
Health care: 9.00%
Biotechnology: 1.33%
AbbVie Incorporated	46,296	6,213,386
Amgen Incorporated	14,007	3,157,178
Biogen Incorporated †	3,800	1,014,600
Gilead Sciences Incorporated	32,818	2,024,542
Incyte Corporation †	4,834	322,138
Moderna Incorporated †	8,809	1,041,664
Regeneron Pharmaceuticals Incorporated †	2,807	1,933,658
Vertex Pharmaceuticals Incorporated †	6,715	1,944,261
		17,651,427
Health care equipment & supplies: 1.60%
Abbott Laboratories	45,854	4,436,833
Abiomed Incorporated †	1,190	292,335
Align Technology Incorporated †	1,902	393,923
Baxter International Incorporated	13,187	710,252
Becton Dickinson & Company	7,468	1,664,094
Boston Scientific Corporation †	37,486	1,451,833
Dentsply Sirona Incorporated	5,641	159,922
DexCom Incorporated †	10,279	827,871
Edwards Lifesciences Corporation †	16,233	1,341,333
Hologic Incorporated †	6,537	421,767
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Health care equipment & supplies (continued)
IDEXX Laboratories Incorporated †	2,180	$ 710,244
Intuitive Surgical Incorporated †	9,351	1,752,751
Medtronic plc	34,791	2,809,373
ResMed Incorporated	3,834	836,962
STERIS plc	2,619	435,487
Stryker Corporation	8,816	1,785,593
Teleflex Incorporated	1,228	247,393
The Cooper Companies Incorporated	1,292	340,959
Zimmer Biomet Holdings Incorporated	5,494	574,398
		21,193,323
Health care providers & services: 2.17%
AmerisourceBergen Corporation	4,070	550,793
Cardinal Health Incorporated	7,133	475,628
Centene Corporation †	14,966	1,164,504
Cigna Corporation	7,989	2,216,708
CVS Health Corporation	34,375	3,278,344
DaVita HealthCare Partners Incorporated †	1,458	120,679
Elevance Health Incorporated	6,284	2,854,444
HCA Healthcare Incorporated	5,637	1,036,024
Henry Schein Incorporated †	3,564	234,404
Humana Incorporated	3,314	1,607,920
Laboratory Corporation of America Holdings	2,367	484,785
McKesson Corporation	3,763	1,278,931
Molina Healthcare Incorporated †	1,521	501,687
Quest Diagnostics Incorporated	3,053	374,573
UnitedHealth Group Incorporated	24,492	12,369,440
Universal Health Services Incorporated Class B	1,721	151,758
		28,700,622
Life sciences tools & services: 1.13%
Agilent Technologies Incorporated	7,821	950,643
Bio-Rad Laboratories Incorporated Class A †	561	234,016
Bio-Techne Corporation	1,027	291,668
Charles River Laboratories International Incorporated †	1,332	262,138
Danaher Corporation	17,143	4,427,865
Illumina Incorporated †	4,114	784,910
IQVIA Holdings Incorporated †	4,884	884,688
Mettler-Toledo International Incorporated †	589	638,547
PerkinElmer Incorporated	3,305	397,691
Thermo Fisher Scientific Incorporated	10,259	5,203,262
Waters Corporation †	1,568	422,623
West Pharmaceutical Services Incorporated	1,939	477,149
		14,975,200
Pharmaceuticals: 2.77%
Bristol-Myers Squibb Company	55,910	3,974,642
Catalent Incorporated †	4,693	339,585
Eli Lilly & Company	20,650	6,677,178
Johnson & Johnson	68,843	11,246,192
Merck & Company Incorporated	66,332	5,712,512
Organon & Company	6,659	155,821
Pfizer Incorporated	146,955	6,430,751
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  17

Portfolio of investments—September 30, 2022

	Shares	Value
Pharmaceuticals (continued)
Viatris Incorporated	31,750	$ 270,510
Zoetis Incorporated	12,258	1,817,739
		36,624,930
Industrials: 4.69%
Aerospace & defense: 0.98%
General Dynamics Corporation	5,888	1,249,257
Howmet Aerospace Incorporated	9,680	299,402
Huntington Ingalls Industries Incorporated	1,046	231,689
L3Harris Technologies Incorporated	5,010	1,041,228
Lockheed Martin Corporation	6,179	2,386,886
Northrop Grumman Corporation	3,808	1,790,979
Raytheon Technologies Corporation	38,661	3,164,789
Textron Incorporated	5,539	322,702
The Boeing Company †	14,616	1,769,705
TransDigm Group Incorporated	1,349	707,982
		12,964,619
Air freight & logistics: 0.36%
C.H. Robinson Worldwide Incorporated	3,244	312,430
Expeditors International of Washington Incorporated	4,284	378,320
FedEx Corporation	6,260	929,422
United Parcel Service Incorporated Class B	19,163	3,095,591
		4,715,763
Airlines: 0.12%
Alaska Air Group Incorporated †	3,319	129,939
American Airlines Group Incorporated †	17,016	204,873
Delta Air Lines Incorporated †	16,789	471,099
Southwest Airlines Company †	15,536	479,130
United Airlines Holdings Incorporated †	8,556	278,327
		1,563,368
Building products: 0.25%
A.O. Smith Corporation	3,364	163,423
Allegion plc	2,300	206,264
Carrier Global Corporation	22,036	783,600
Fortune Brands Home & Security Incorporated	3,386	181,794
Johnson Controls International plc	18,036	887,732
Masco Corporation	5,905	275,704
Trane Technologies plc	6,067	878,562
		3,377,079
Commercial services & supplies: 0.30%
Cintas Corporation	2,252	874,204
Copart Incorporated †	5,601	595,946
Republic Services Incorporated	5,377	731,487
Rollins Incorporated	6,060	210,161
Waste Management Incorporated	9,849	1,577,908
		3,989,706
Construction & engineering: 0.04%
Quanta Services Incorporated	3,745	477,076
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Electrical equipment: 0.31%
AMETEK Incorporated	6,011	$ 681,708
Eaton Corporation plc	10,429	1,390,811
Emerson Electric Company	15,483	1,133,665
Generac Holdings Incorporated †	1,671	297,672
Rockwell Automation Incorporated	3,023	650,278
		4,154,134
Industrial conglomerates: 0.48%
3M Company	14,496	1,601,808
General Electric Company	28,712	1,777,560
Honeywell International Incorporated	17,640	2,945,351
		6,324,719
Machinery: 0.96%
Caterpillar Incorporated	13,823	2,268,078
Cummins Incorporated	3,692	751,359
Deere & Company	7,283	2,431,721
Dover Corporation	3,759	438,224
Fortive Corporation	9,314	543,006
IDEX Corporation	1,976	394,904
Illinois Tool Works Incorporated	7,378	1,332,836
Ingersoll Rand Incorporated	10,557	456,696
Nordson Corporation	1,416	300,574
Otis Worldwide Corporation	11,003	701,991
PACCAR Incorporated	9,105	761,997
Parker-Hannifin Corporation	3,361	814,404
Pentair plc	4,306	174,953
Snap-on Incorporated	1,395	280,883
Stanley Black & Decker Incorporated	3,870	291,063
Wabtec Corporation	4,762	387,389
Xylem Incorporated	4,718	412,164
		12,742,242
Professional services: 0.24%
CoStar Group Incorporated †	10,368	722,131
Equifax Incorporated	3,205	549,433
Jacobs Solutions Incorporated	3,341	362,465
Leidos Holdings Incorporated	3,575	312,705
Nielsen Holdings plc	9,418	261,067
Robert Half International Incorporated	2,869	219,479
Verisk Analytics Incorporated	4,110	700,878
		3,128,158
Road & rail: 0.52%
CSX Corporation	56,067	1,493,625
J.B. Hunt Transport Services Incorporated	2,175	340,214
Norfolk Southern Corporation	6,150	1,289,348
Old Dominion Freight Line Incorporated	2,400	597,048
Union Pacific Corporation	16,351	3,185,502
		6,905,737
Trading companies & distributors: 0.13%
Fastenal Company	15,047	692,764
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  19

Portfolio of investments—September 30, 2022

	Shares	Value
Trading companies & distributors (continued)
United Rentals Incorporated †	1,832	$ 494,860
W.W. Grainger Incorporated	1,185	579,690
		1,767,314
Information technology: 15.72%
Communications equipment: 0.49%
Arista Networks Incorporated †	6,454	728,592
Cisco Systems Incorporated	108,428	4,337,120
F5 Networks Incorporated †	1,560	225,779
Juniper Networks Incorporated	8,447	220,636
Motorola Solutions Incorporated	4,370	978,749
		6,490,876
Electronic equipment, instruments & components: 0.37%
Amphenol Corporation Class A	15,575	1,042,902
CDW Corporation of Delaware	3,541	552,679
Corning Incorporated	19,921	578,107
Keysight Technologies Incorporated †	4,712	741,480
TE Connectivity Limited	8,375	924,265
Teledyne Technologies Incorporated †	1,227	414,076
Trimble Incorporated †	6,485	351,941
Zebra Technologies Corporation Class A †	1,356	355,286
		4,960,736
IT services: 2.61%
Accenture plc Class A	16,563	4,261,660
Akamai Technologies Incorporated †	4,162	334,292
Automatic Data Processing Incorporated	10,880	2,460,947
Broadridge Financial Solutions Incorporated	3,069	442,918
Cognizant Technology Solutions Corporation Class A	13,558	778,772
DXC Technology Company †	6,019	147,345
EPAM Systems Incorporated †	1,502	544,009
Fidelity National Information Services Incorporated	15,919	1,202,999
Fiserv Incorporated †	16,747	1,567,017
FleetCor Technologies Incorporated †	1,964	345,998
Gartner Incorporated †	2,071	573,025
Global Payments Incorporated	7,257	784,119
International Business Machines Corporation	23,649	2,809,738
Jack Henry & Associates Incorporated	1,908	347,771
MasterCard Incorporated Class A	22,341	6,352,440
Paychex Incorporated	8,387	941,105
PayPal Holdings Incorporated †	30,281	2,606,286
VeriSign Incorporated †	2,444	424,523
Visa Incorporated Class A	42,811	7,605,374
		34,530,338
Semiconductors & semiconductor equipment: 2.87%
Advanced Micro Devices Incorporated †	42,270	2,678,227
Analog Devices Incorporated	13,611	1,896,557
Applied Materials Incorporated	22,779	1,866,283
Broadcom Incorporated	10,574	4,694,962
Enphase Energy Incorporated †	3,547	984,186
Intel Corporation	107,512	2,770,584
KLA Corporation	3,713	1,123,665
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Lam Research Corporation	3,587	$ 1,312,842
Microchip Technology Incorporated	14,466	882,860
Micron Technology Incorporated	28,885	1,447,139
Monolithic Power Systems Incorporated	1,164	422,998
NVIDIA Corporation	65,565	7,958,935
NXP Semiconductors NV	6,876	1,014,279
ON Semiconductor Corporation †	11,344	707,072
Qorvo Incorporated †	2,702	214,566
Qualcomm Incorporated	29,405	3,322,177
Skyworks Solutions Incorporated	4,201	358,219
Solaredge Technologies Incorporated †	1,457	337,237
Teradyne Incorporated	4,105	308,491
Texas Instruments Incorporated	23,925	3,703,112
		38,004,391
Software: 5.11%
Adobe Incorporated †	12,254	3,372,301
ANSYS Incorporated †	2,280	505,476
Autodesk Incorporated †	5,689	1,062,705
Cadence Design Systems Incorporated †	7,171	1,171,957
Ceridian HCM Holding Incorporated †	4,008	223,967
Citrix Systems Incorporated	3,266	339,337
Fortinet Incorporated †	17,137	841,941
Intuit Incorporated	7,386	2,860,746
Microsoft Corporation	195,278	45,480,236
NortonLifeLock Incorporated	15,503	312,230
Oracle Corporation	39,774	2,428,998
Paycom Software Incorporated †	1,273	420,077
PTC Incorporated †	2,768	289,533
Roper Technologies Incorporated	2,776	998,361
Salesforce.com Incorporated †	26,053	3,747,464
ServiceNow Incorporated †	5,289	1,997,179
Synopsys Incorporated †	4,005	1,223,568
Tyler Technologies Incorporated †	1,089	378,428
		67,654,504
Technology hardware, storage & peripherals: 4.27%
Apple Incorporated	395,551	54,665,148
Hewlett Packard Enterprise Company	34,022	407,584
HP Incorporated	23,829	593,819
NetApp Incorporated	5,754	355,885
Seagate Technology Holdings plc	5,114	272,218
Western Digital Corporation †	8,200	266,910
		56,561,564
Materials: 1.49%
Chemicals: 1.05%
Air Products & Chemicals Incorporated	5,808	1,351,696
Albemarle Corporation	3,067	811,037
Celanese Corporation Series A	2,610	235,787
CF Industries Holdings Incorporated	5,217	502,136
Corteva Incorporated	18,816	1,075,334
Dow Incorporated	18,805	826,104
DuPont de Nemours Incorporated	13,116	661,046
Eastman Chemical Company	3,216	228,497
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  21

Portfolio of investments—September 30, 2022

	Shares	Value
Chemicals (continued)
Ecolab Incorporated	6,492	$ 937,575
FMC Corporation	3,298	348,599
International Flavors & Fragrances Incorporated	6,676	606,381
Linde plc	13,049	3,517,880
LyondellBasell Industries NV Class A	6,662	501,515
PPG Industries Incorporated	6,153	681,076
The Mosaic Company	9,041	436,952
The Sherwin-Williams Company	6,176	1,264,536
		13,986,151
Construction materials: 0.08%
Martin Marietta Materials Incorporated	1,633	525,973
Vulcan Materials Company	3,480	548,831
		1,074,804
Containers & packaging: 0.16%
Amcor plc	39,349	422,215
Avery Dennison Corporation	2,128	346,226
Ball Corporation	8,230	397,674
International Paper Company	9,479	300,484
Packaging Corporation of America	2,454	275,560
Sealed Air Corporation	3,803	169,272
WestRock Company	6,659	205,697
		2,117,128
Metals & mining: 0.20%
Freeport-McMoRan Incorporated	37,443	1,023,317
Newmont Corporation	20,782	873,467
Nucor Corporation	6,855	733,416
		2,630,200
Real estate: 1.67%
Equity REITs: 1.63%
Alexandria Real Estate Equities Incorporated	3,888	545,059
American Tower Corporation	12,191	2,617,408
AvalonBay Communities Incorporated	3,661	674,320
Boston Properties Incorporated	3,735	280,013
Camden Property Trust	2,789	333,146
Crown Castle International Corporation	11,339	1,639,052
Digital Realty Trust Incorporated	7,526	746,429
Duke Realty Corporation	10,081	485,904
Equinix Incorporated	2,385	1,356,683
Equity Residential	8,863	595,771
Essex Property Trust Incorporated	1,705	413,002
Extra Space Storage Incorporated	3,506	605,521
Federal Realty Investment Trust	1,907	171,859
Healthpeak Properties Incorporated	14,128	323,814
Host Hotels & Resorts Incorporated	18,719	297,258
Invitation Homes Incorporated	15,183	512,730
Iron Mountain Incorporated	7,611	334,656
Kimco Realty Corporation	16,194	298,132
Mid-America Apartment Communities Incorporated	3,023	468,777
Prologis Incorporated	19,386	1,969,618
Public Storage Incorporated	4,137	1,211,355
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Shares	Value
Equity REITs (continued)
Realty Income Corporation	16,171	$ 941,152
Regency Centers Corporation	4,032	217,123
SBA Communications Corporation	2,825	804,136
Simon Property Group Incorporated	8,571	769,247
UDR Incorporated	7,997	333,555
Ventas Incorporated	10,466	420,419
VICI Properties Incorporated	25,218	752,757
Vornado Realty Trust	4,218	97,689
Welltower Incorporated	12,133	780,395
Weyerhaeuser Company	19,385	553,636
		21,550,616
Real estate management & development: 0.04%
CBRE Group Incorporated Class A †	8,410	567,759
Utilities: 1.87%
Electric utilities: 1.21%
Alliant Energy Corporation	6,570	348,144
American Electric Power Company Incorporated	13,452	1,162,925
Constellation Energy Corporation	8,558	711,940
Duke Energy Corporation	20,161	1,875,376
Edison International	9,987	565,064
Entergy Corporation	5,326	535,955
Evergy Incorporated	6,010	356,994
Eversource Energy	9,071	707,175
Exelon Corporation	25,968	972,761
FirstEnergy Corporation	14,213	525,881
NextEra Energy Incorporated	51,446	4,033,881
NRG Energy Incorporated	6,157	235,628
PG&E Corporation †	42,157	526,963
Pinnacle West Capital Corporation	2,960	190,950
PPL Corporation	19,276	488,647
The Southern Company	27,834	1,892,712
Xcel Energy Incorporated	14,322	916,608
		16,047,604
Gas utilities: 0.03%
Atmos Energy Corporation	3,663	373,077
Independent power & renewable electricity producers: 0.03%
AES Corporation	17,489	395,251
Multi-utilities: 0.55%
Ameren Corporation	6,765	544,921
CenterPoint Energy Incorporated	16,483	464,491
CMS Energy Corporation	7,599	442,566
Consolidated Edison Incorporated	9,284	796,196
Dominion Energy Incorporated	21,798	1,506,460
DTE Energy Company	5,073	583,649
NiSource Incorporated	10,630	267,770
Public Service Enterprise Group Incorporated	13,062	734,476
Sempra Energy	8,230	1,234,006
WEC Energy Group Incorporated	8,259	738,602
		7,313,137
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  23

Portfolio of investments—September 30, 2022

	Shares	Value
Water utilities: 0.05%
American Water Works Company Incorporated	4,760	$ 619,562
Total Common stocks (Cost $277,253,610)		789,564,453

	Interest rate		Principal
Non-agency mortgage-backed securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	3.41%	12-25-2034	$ 3,028	2,871
Total Non-agency mortgage-backed securities (Cost $3,028)				2,871
U.S. Treasury securities: 37.43%
U.S. Treasury Bond	1.13	5-15-2040	2,251,000	1,406,611
U.S. Treasury Bond	1.13	8-15-2040	2,981,000	1,846,590
U.S. Treasury Bond	1.25	5-15-2050	3,785,000	2,118,417
U.S. Treasury Bond	1.38	11-15-2040	1,746,000	1,128,694
U.S. Treasury Bond	1.38	8-15-2050	4,388,000	2,540,755
U.S. Treasury Bond	1.63	11-15-2050	4,394,000	2,728,056
U.S. Treasury Bond	1.75	8-15-2041	4,938,000	3,376,165
U.S. Treasury Bond	1.88	2-15-2041	4,559,000	3,229,232
U.S. Treasury Bond	1.88	2-15-2051	4,844,000	3,206,879
U.S. Treasury Bond	2.00	2-15-2050	3,135,000	2,153,721
U.S. Treasury Bond	2.00	8-15-2051	4,900,000	3,346,930
U.S. Treasury Bond	2.25	5-15-2041	4,397,000	3,324,029
U.S. Treasury Bond	2.25	8-15-2046	1,961,000	1,412,073
U.S. Treasury Bond	2.25	8-15-2049	3,118,000	2,279,672
U.S. Treasury Bond	2.38	5-15-2051	4,919,000	3,680,027
U.S. Treasury Bond	2.50	2-15-2045	2,144,000	1,634,549
U.S. Treasury Bond	2.50	2-15-2046	1,960,000	1,488,145
U.S. Treasury Bond	2.50	5-15-2046	1,949,000	1,477,357
U.S. Treasury Bond	2.75	8-15-2047	1,864,000	1,489,307
U.S. Treasury Bond	2.75	11-15-2047	1,853,000	1,482,255
U.S. Treasury Bond	2.88	5-15-2043	1,822,000	1,501,655
U.S. Treasury Bond	2.88	8-15-2045	1,430,000	1,166,791
U.S. Treasury Bond	2.88	11-15-2046	3,221,000	2,630,399
U.S. Treasury Bond	2.88	5-15-2049	2,582,000	2,151,936
U.S. Treasury Bond	3.00	5-15-2042	776,000	660,085
U.S. Treasury Bond	3.00	11-15-2044	1,951,000	1,629,695
U.S. Treasury Bond	3.00	5-15-2045	1,115,000	930,764
U.S. Treasury Bond	3.00	11-15-2045	834,000	695,999
U.S. Treasury Bond	3.00	2-15-2047	1,889,000	1,579,307
U.S. Treasury Bond	3.00	5-15-2047	1,921,000	1,608,012
U.S. Treasury Bond	3.00	2-15-2048	2,119,000	1,783,933
U.S. Treasury Bond	3.00	8-15-2048	2,099,000	1,775,295
U.S. Treasury Bond	3.00	2-15-2049	2,614,000	2,230,069
U.S. Treasury Bond	3.13	11-15-2041	846,000	735,921
U.S. Treasury Bond	3.13	2-15-2042	919,000	800,535
U.S. Treasury Bond	3.13	2-15-2043	1,334,000	1,146,615
U.S. Treasury Bond	3.13	8-15-2044	1,999,000	1,708,130
U.S. Treasury Bond	3.13	5-15-2048	2,283,000	1,974,082
U.S. Treasury Bond	3.38	5-15-2044	1,432,000	1,277,501
U.S. Treasury Bond	3.38	11-15-2048	2,541,000	2,313,005
U.S. Treasury Bond	3.50	2-15-2039	731,000	695,963
U.S. Treasury Bond	3.63	8-15-2043	1,504,000	1,402,421
U.S. Treasury Bond	3.63	2-15-2044	1,547,000	1,437,683
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturitydate	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	3.75%	8-15-2041	$ 929,000	$ 890,280
U.S. Treasury Bond	3.75	11-15-2043	1,660,000	1,576,481
U.S. Treasury Bond	3.88	8-15-2040	946,000	929,519
U.S. Treasury Bond	4.25	5-15-2039	681,000	709,863
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,008,333
U.S. Treasury Bond	4.38	2-15-2038	381,000	405,438
U.S. Treasury Bond	4.38	11-15-2039	757,000	799,374
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,134,005
U.S. Treasury Bond	4.38	5-15-2041	842,000	881,896
U.S. Treasury Bond	4.50	5-15-2038	428,000	461,120
U.S. Treasury Bond	4.50	8-15-2039	721,000	774,089
U.S. Treasury Bond	4.63	2-15-2040	730,000	793,675
U.S. Treasury Bond	4.75	2-15-2037	264,000	292,617
U.S. Treasury Bond	4.75	2-15-2041	1,084,000	1,191,977
U.S. Treasury Bond	5.00	5-15-2037	375,000	425,376
U.S. Treasury Bond	5.25	11-15-2028	479,000	509,218
U.S. Treasury Bond	5.25	2-15-2029	349,000	372,530
U.S. Treasury Bond	5.38	2-15-2031	752,000	831,136
U.S. Treasury Bond	5.50	8-15-2028	369,000	396,098
U.S. Treasury Bond	6.13	11-15-2027	525,000	572,927
U.S. Treasury Bond	6.13	8-15-2029	293,000	330,461
U.S. Treasury Bond	6.25	5-15-2030	478,000	550,466
U.S. Treasury Bond	6.38	8-15-2027	224,000	246,024
U.S. Treasury Bond	6.88	8-15-2025	16,974,000	18,139,636
U.S. Treasury Note	0.13	9-15-2023	2,914,000	2,801,424
U.S. Treasury Note	0.13	10-15-2023	2,974,000	2,848,767
U.S. Treasury Note	0.13	12-15-2023	16,273,000	15,484,777
U.S. Treasury Note	0.13	1-15-2024	3,281,000	3,109,901
U.S. Treasury Note	0.13	2-15-2024	3,940,000	3,721,607
U.S. Treasury Note	0.25	11-15-2023	3,497,000	3,342,640
U.S. Treasury Note	0.25	3-15-2024	3,929,000	3,705,078
U.S. Treasury Note	0.25	5-15-2024	3,937,000	3,688,169
U.S. Treasury Note	0.25	5-31-2025	10,364,000	9,321,932
U.S. Treasury Note	0.25	6-30-2025	2,925,000	2,625,302
U.S. Treasury Note	0.25	7-31-2025	3,039,000	2,716,344
U.S. Treasury Note	0.25	8-31-2025	3,153,000	2,808,756
U.S. Treasury Note	0.25	9-30-2025	3,464,000	3,078,630
U.S. Treasury Note	0.25	10-31-2025	3,586,000	3,175,711
U.S. Treasury Note	0.38	4-15-2024	3,919,000	3,689,830
U.S. Treasury Note	0.38	4-30-2025	2,591,000	2,346,980
U.S. Treasury Note	0.38	11-30-2025	3,685,000	3,267,127
U.S. Treasury Note	0.38	12-31-2025	3,794,000	3,354,874
U.S. Treasury Note	0.38	1-31-2026	4,058,000	3,574,527
U.S. Treasury Note	0.38	7-31-2027	2,771,000	2,326,449
U.S. Treasury Note	0.38	9-30-2027	3,141,000	2,620,404
U.S. Treasury Note	0.50	3-31-2025	2,469,000	2,252,480
U.S. Treasury Note	0.50	2-28-2026	4,104,000	3,621,299
U.S. Treasury Note	0.50	4-30-2027	2,015,000	1,713,931
U.S. Treasury Note	0.50	5-31-2027	2,282,000	1,935,867
U.S. Treasury Note	0.50	6-30-2027	2,520,000	2,133,436
U.S. Treasury Note	0.50	8-31-2027	2,918,000	2,457,845
U.S. Treasury Note	0.50	10-31-2027	3,418,000	2,861,240
U.S. Treasury Note	0.63	3-31-2027	1,681,000	1,442,048
U.S. Treasury Note	0.63	11-30-2027	3,631,000	3,052,168
U.S. Treasury Note	0.63	12-31-2027	3,852,000	3,231,015
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  25

Portfolio of investments—September 30, 2022

	Interest rate	Maturitydate	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	0.63%	5-15-2030	$ 3,675,000	$ 2,894,924
U.S. Treasury Note	0.63	8-15-2030	4,582,000	3,590,248
U.S. Treasury Note	0.75	3-31-2026	4,059,000	3,604,107
U.S. Treasury Note	0.75	4-30-2026	4,130,000	3,657,147
U.S. Treasury Note	0.75	5-31-2026	4,136,000	3,652,605
U.S. Treasury Note	0.75	1-31-2028	4,214,000	3,547,497
U.S. Treasury Note	0.88	11-15-2030	2,681,000	2,135,794
U.S. Treasury Note	1.13	2-28-2025	2,444,000	2,269,674
U.S. Treasury Note	1.13	2-28-2027	964,000	848,810
U.S. Treasury Note	1.13	2-29-2028	4,178,000	3,585,736
U.S. Treasury Note	1.13	2-15-2031	7,183,000	5,816,266
U.S. Treasury Note	1.25	8-31-2024	1,400,000	1,323,219
U.S. Treasury Note	1.25	3-31-2028	4,152,000	3,579,965
U.S. Treasury Note	1.25	4-30-2028	4,224,000	3,634,125
U.S. Treasury Note	1.25	5-31-2028	4,167,000	3,578,086
U.S. Treasury Note	1.25	8-15-2031	7,687,000	6,212,357
U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,727,716
U.S. Treasury Note	1.38	1-31-2025	2,372,000	2,221,712
U.S. Treasury Note	1.38	8-31-2026	1,787,000	1,608,091
U.S. Treasury Note	1.38	10-31-2028	24,195,000	20,726,420
U.S. Treasury Note	1.38	11-15-2031	19,570,000	15,900,625
U.S. Treasury Note	1.50	9-30-2024	2,442,000	2,315,035
U.S. Treasury Note	1.50	10-31-2024	2,391,000	2,260,989
U.S. Treasury Note	1.50	11-30-2024	2,394,000	2,258,496
U.S. Treasury Note	1.50	8-15-2026	3,430,000	3,102,274
U.S. Treasury Note	1.50	1-31-2027	1,873,000	1,678,969
U.S. Treasury Note	1.50	2-15-2030	4,305,000	3,653,532
U.S. Treasury Note	1.63	2-15-2026	3,342,000	3,069,026
U.S. Treasury Note	1.63	5-15-2026	3,385,000	3,093,969
U.S. Treasury Note	1.63	10-31-2026	1,800,000	1,630,477
U.S. Treasury Note	1.63	8-15-2029	2,854,000	2,461,241
U.S. Treasury Note	1.63	5-15-2031	7,512,000	6,305,385
U.S. Treasury Note	1.75	6-30-2024	2,424,000	2,320,791
U.S. Treasury Note	1.75	7-31-2024	2,406,000	2,299,516
U.S. Treasury Note	1.75	11-15-2029	2,229,000	1,936,270
U.S. Treasury Note	1.88	8-31-2024	1,345,000	1,286,156
U.S. Treasury Note	1.88	6-30-2026	1,825,000	1,680,640
U.S. Treasury Note	1.88	7-31-2026	1,828,000	1,680,260
U.S. Treasury Note	1.88	11-15-2051	2,430,000	1,606,932
U.S. Treasury Note	2.00	4-30-2024	1,930,000	1,861,621
U.S. Treasury Note	2.00	5-31-2024	1,934,000	1,862,608
U.S. Treasury Note	2.00	6-30-2024	1,939,000	1,864,470
U.S. Treasury Note	2.00	2-15-2025	3,537,000	3,356,281
U.S. Treasury Note	2.00	8-15-2025	3,491,000	3,279,358
U.S. Treasury Note	2.00	11-15-2026	3,370,000	3,094,608
U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,598,330
U.S. Treasury Note	2.13	2-29-2024	1,298,000	1,259,060
U.S. Treasury Note	2.13	3-31-2024	1,961,000	1,898,723
U.S. Treasury Note	2.13	7-31-2024	1,927,000	1,853,909
U.S. Treasury Note	2.13	9-30-2024	1,844,000	1,769,664
U.S. Treasury Note	2.13	11-30-2024	1,852,000	1,770,252
U.S. Treasury Note	2.13	5-15-2025	3,005,000	2,846,416
U.S. Treasury Note	2.13	5-31-2026	1,793,000	1,666,860
U.S. Treasury Note	2.25	12-31-2023	1,247,000	1,216,312
U.S. Treasury Note	2.25	1-31-2024	1,334,000	1,298,461
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

	Interest rate	Maturitydate	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.25%	4-30-2024	$ 2,418,000	$ 2,341,115
U.S. Treasury Note	2.25	10-31-2024	1,882,000	1,807,088
U.S. Treasury Note	2.25	11-15-2024	3,535,000	3,390,838
U.S. Treasury Note	2.25	12-31-2024	1,911,000	1,829,857
U.S. Treasury Note	2.25	11-15-2025	3,473,000	3,270,454
U.S. Treasury Note	2.25	3-31-2026	1,872,000	1,753,757
U.S. Treasury Note	2.25	2-15-2027	3,350,000	3,096,395
U.S. Treasury Note	2.25	8-15-2027	3,338,000	3,068,352
U.S. Treasury Note	2.25	11-15-2027	3,248,000	2,972,047
U.S. Treasury Note	2.38	2-29-2024	1,671,000	1,626,875
U.S. Treasury Note	2.38	8-15-2024	3,101,000	2,994,524
U.S. Treasury Note	2.38	4-30-2026	1,812,000	1,703,138
U.S. Treasury Note	2.38	5-15-2027	3,375,000	3,128,203
U.S. Treasury Note	2.38	5-15-2029	3,295,000	2,981,718
U.S. Treasury Note	2.50	1-31-2024	1,876,000	1,831,518
U.S. Treasury Note	2.50	5-15-2024	3,424,000	3,325,827
U.S. Treasury Note	2.50	1-31-2025	1,936,000	1,859,921
U.S. Treasury Note	2.50	2-28-2026	1,888,000	1,784,455
U.S. Treasury Note	2.63	12-31-2023	2,404,000	2,354,887
U.S. Treasury Note	2.63	3-31-2025	1,884,000	1,811,437
U.S. Treasury Note	2.63	12-31-2025	1,914,000	1,821,066
U.S. Treasury Note	2.63	1-31-2026	1,869,000	1,776,280
U.S. Treasury Note	2.63	2-15-2029	3,512,000	3,236,116
U.S. Treasury Note	2.75	11-15-2023	1,333,000	1,309,933
U.S. Treasury Note	2.75	2-15-2024	2,325,000	2,275,049
U.S. Treasury Note	2.75	2-28-2025	1,955,000	1,886,957
U.S. Treasury Note	2.75	6-30-2025	1,959,000	1,882,859
U.S. Treasury Note	2.75	8-31-2025	2,020,000	1,936,912
U.S. Treasury Note	2.75	2-15-2028	4,229,000	3,960,227
U.S. Treasury Note	2.88	9-30-2023	2,444,000	2,412,495
U.S. Treasury Note	2.88	10-31-2023	2,318,000	2,283,049
U.S. Treasury Note	2.88	11-30-2023	2,370,000	2,331,025
U.S. Treasury Note	2.88	4-30-2025	1,884,000	1,820,194
U.S. Treasury Note	2.88	5-31-2025	1,939,000	1,870,756
U.S. Treasury Note	2.88	7-31-2025	1,949,000	1,877,664
U.S. Treasury Note	2.88	11-30-2025	1,880,000	1,804,139
U.S. Treasury Note	2.88	5-15-2028	4,397,000	4,132,493
U.S. Treasury Note	2.88	8-15-2028	4,422,000	4,148,561
U.S. Treasury Note	3.00	9-30-2025	1,994,000	1,924,444
U.S. Treasury Note	3.00	10-31-2025	1,814,000	1,749,376
U.S. Treasury Note	3.13	11-15-2028	3,621,000	3,440,657
U.S. Treasury Note	6.00	2-15-2026	445,000	469,058
U.S. Treasury Note	6.50	11-15-2026	296,000	321,865
U.S. Treasury Note	6.63	2-15-2027	215,000	235,887
U.S. Treasury Note	6.75	8-15-2026	221,000	241,261
U.S. Treasury Note	7.50	11-15-2024	240,000	255,647
U.S. Treasury Note	7.63	2-15-2025	216,000	232,090
Total U.S. Treasury securities (Cost $558,500,575)				495,538,838

The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  27

Portfolio of investments—September 30, 2022

		Yield	Shares	Value
Short-term investments: 2.17%
Investment companies: 2.17%
Allspring Government Money Market Fund Select Class ♠∞		2.75%	28,617,803	$ 28,617,803
Securities Lending Cash Investments LLC ♠∩∞		3.08	149,819	149,819
Total Short-term investments (Cost $28,767,622)				28,767,622
Total investments in securities (Cost $864,545,656)	99.23%			1,313,896,729
Other assets and liabilities, net	0.77			10,179,591
Total net assets	100.00%			$1,324,076,320

†	Non-income-earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$37,618,632	$296,438,551	$(305,439,380)	$0	$0	$ 28,617,803	28,617,803	$ 167,806
Securities Lending Cash Investments LLC	114,180	9,638,696	(9,603,057)	0	0	149,819	149,819	2,035 #
				$0	$0	$28,767,622		$169,841

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2022

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	51	12-16-2022	$ 10,475,335	$ 9,183,825	$ 0	$ (1,291,510)
10-Year U.S. Treasury Notes	2,842	12-20-2022	331,514,938	318,481,625	0	(13,033,313)
U.S. Long Term Bonds	17	12-20-2022	2,220,138	2,148,906	0	(71,232)
U.S. Ultra Treasury Bonds	28	12-20-2022	3,984,199	3,836,000	0	(148,199)
2-Year U.S. Treasury Notes	22	12-30-2022	4,543,949	4,518,594	0	(25,355)
5-Year U.S. Treasury Notes	66	12-30-2022	7,200,159	7,095,516	0	(104,643)
Short
E-Mini S&P 500 Index	(331)	12-16-2022	(66,623,139)	(59,604,825)	7,018,314	0
U.S. Ultra Treasury Bonds	(520)	12-20-2022	(77,885,079)	(71,240,000)	6,645,079	0
2-Year U.S. Treasury Notes	(1,545)	12-30-2022	(319,316,679)	(317,328,517)	1,988,162	0
					$15,651,555	$(14,674,252)
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  29

Statement of assets and liabilities—September 30, 2022

Assets
Investments in unaffiliated securities (including $146,284 of securities loaned), at value (cost $835,778,034)	$ 1,285,129,107
Investments in affiliated securities, at value (cost $28,767,622)	28,767,622
Cash	4,086
Cash at broker segregated for futures contracts	8,755,860
Receivable for dividends and interest	3,180,459
Receivable for daily variation margin on open futures contracts	2,151,478
Receivable for Fund shares sold	460,065
Receivable for securities lending income, net	3,244
Prepaid expenses and other assets	164,514
Total assets	1,328,616,435
Liabilities
Payable for daily variation margin on open futures contracts	1,320,406
Payable for investments purchased	921,915
Payable for Fund shares redeemed	869,182
Management fee payable	666,533
Shareholder servicing fees payable	271,765
Administration fees payable	227,466
Payable upon receipt of securities loaned	149,819
Distribution fee payable	77,190
Trustees’ fees and expenses payable	1,133
Accrued expenses and other liabilities	34,706
Total liabilities	4,540,115
Total net assets	$1,324,076,320
Net assets consist of
Paid-in capital	$ 870,845,283
Total distributable earnings	453,231,037
Total net assets	$1,324,076,320
Computation of net asset value and offering price per share
Net assets – Class A	$ 802,444,182
Shares outstanding – Class A1	22,955,352
Net asset value per share – Class A	$34.96
Maximum offering price per share – Class A2	$37.09
Net assets – Class C	$ 110,992,263
Shares outstanding – Class C1	5,248,015
Net asset value per share – Class C	$21.15
Net assets – Administrator Class	$ 259,704,064
Shares outstanding – Administrator Class[1]	7,429,289
Net asset value per share – Administrator Class	$34.96
Net assets – Institutional Class	$ 150,935,811
Shares outstanding – Institutional Class[1]	4,323,547
Net asset value per share – Institutional Class	$34.91
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Index Asset Allocation Fund

Statement of operations—year ended September 30, 2022

Investment income
Dividends (net of foreign withholdings taxes of $3,273)	$ 14,613,916
Interest	10,853,108
Income from affiliated securities	171,667
Total investment income	25,638,691
Expenses
Management fee	9,617,240
Administration fees
Class A	2,017,677
Class C	293,039
Administrator Class	440,263
Institutional Class	224,215
Shareholder servicing fees
Class A	2,401,996
Class C	348,299
Administrator Class	840,971
Distribution fee
Class C	1,044,658
Custody and accounting fees	125,519
Professional fees	60,672
Registration fees	189,699
Shareholder report expenses	148,820
Trustees’ fees and expenses	21,953
Other fees and expenses	199,646
Total expenses	17,974,667
Less: Fee waivers and/or expense reimbursements
Fund-level	(310,094)
Class A	(95,556)
Class C	(5)
Administrator Class	(336,818)
Net expenses	17,232,194
Net investment income	8,406,497
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	46,585,380
Futures contracts	(14,658,168)
Net realized gains on investments	31,927,212
Net change in unrealized gains (losses) on
Unaffiliated securities	(285,994,078)
Futures contracts	7,372,461
Net change in unrealized gains (losses) on investments	(278,621,617)
Net realized and unrealized gains (losses) on investments	(246,694,405)
Net decrease in net assets resulting from operations	$(238,287,908)
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  31

Statement of changes in net assets

	Year ended September 30, 2022		Year ended September 30, 2021
Operations
Net investment income		$ 8,406,497		$ 7,442,921
Net realized gains on investments		31,927,212		100,337,318
Net change in unrealized gains (losses) on investments		(278,621,617)		131,049,261
Net increase (decrease) in net assets resulting from operations		(238,287,908)		238,829,500
Distributions to shareholders from
Net investment income and net realized gains
Class A		(63,362,703)		(30,498,113)
Class C		(8,330,567)		(4,333,666)
Administrator Class		(23,576,011)		(9,785,404)
Institutional Class		(12,107,682)		(5,192,389)
Total distributions to shareholders		(107,376,963)		(49,809,572)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	821,497	33,696,572	1,352,827	56,159,764
Class C	485,683	12,236,383	953,463	24,071,361
Administrator Class	1,568,634	66,040,429	2,969,596	124,877,966
Institutional Class	1,646,285	68,227,108	1,035,807	42,907,365
		180,200,492		248,016,456
Reinvestment of distributions
Class A	1,411,239	60,948,990	737,326	29,412,719
Class C	303,625	8,012,673	169,584	4,105,876
Administrator Class	544,767	23,512,105	244,129	9,743,414
Institutional Class	220,986	9,487,456	97,312	3,879,807
		101,961,224		47,141,816
Payment for shares redeemed
Class A	(2,443,961)	(99,973,810)	(2,251,935)	(94,497,079)
Class C	(1,240,343)	(30,566,657)	(1,550,509)	(39,295,545)
Administrator Class	(2,871,217)	(116,371,204)	(2,277,568)	(96,108,964)
Institutional Class	(1,324,804)	(53,709,439)	(953,782)	(39,922,465)
		(300,621,110)		(269,824,053)
Net increase (decrease) in net assets resulting from capital share transactions		(18,459,394)		25,334,219
Total increase (decrease) in net assets		(364,124,265)		214,354,147
Net assets
Beginning of period		1,688,200,585		1,473,846,438
End of period		$1,324,076,320		$1,688,200,585
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.74	$38.89	$35.13	$34.63	$31.99
Net investment income	0.21	0.19	0.30	0.33	0.27
Net realized and unrealized gains (losses) on investments	(6.23)	5.97	4.22	1.46	2.83
Total from investment operations	(6.02)	6.16	4.52	1.79	3.10
Distributions to shareholders from
Net investment income	(0.30)	(0.12)	(0.30)	(0.33)	(0.27)
Net realized gains	(2.46)	(1.19)	(0.46)	(0.96)	(0.19)
Total distributions to shareholders	(2.76)	(1.31)	(0.76)	(1.29)	(0.46)
Net asset value, end of period	$34.96	$43.74	$38.89	$35.13	$34.63
Total return[1]	(14.91)%	16.18%	13.08%	5.54%	9.76%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.10%	1.11%	1.08%
Net expenses	1.08%	1.08%	1.08%	1.08%	1.07%
Net investment income	0.52%	0.46%	0.83%	0.99%	0.80%
Supplemental data
Portfolio turnover rate	13%	11%	19%	14%	9%
Net assets, end of period (000s omitted)	$802,444	$1,013,263	$907,134	$834,289	$830,487

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  33

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.46	$23.64	$21.36	$21.07	$19.45
Net investment income (loss)	(0.07)	(0.08)	0.01	0.05	0.01
Net realized and unrealized gains (losses) on investments	(3.75)	3.63	2.57	0.88	1.73
Total from investment operations	(3.82)	3.55	2.58	0.93	1.74
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.02)	(0.06)	(0.00) [1]
Net realized gains	(1.49)	(0.72)	(0.28)	(0.58)	(0.12)
Total distributions to shareholders	(1.49)	(0.73)	(0.30)	(0.64)	(0.12)
Net asset value, end of period	$21.15	$26.46	$23.64	$21.36	$21.07
Total return[2]	(15.56)%	15.31%	12.22%	4.75%	8.97%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.84%	1.85%	1.86%	1.83%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.82%
Net investment income (loss)	(0.24)%	(0.29)%	0.08%	0.24%	0.05%
Supplemental data
Portfolio turnover rate	13%	11%	19%	14%	9%
Net assets, end of period (000s omitted)	$110,992	$150,795	$144,828	$144,264	$153,322

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.80	$38.89	$35.14	$34.64	$31.99
Net investment income	0.28	0.26	0.37	0.39	0.32
Net realized and unrealized gains (losses) on investments	(6.22)	5.98	4.20	1.46	2.84
Total from investment operations	(5.94)	6.24	4.57	1.85	3.16
Distributions to shareholders from
Net investment income	(0.43)	(0.14)	(0.36)	(0.39)	(0.32)
Net realized gains	(2.47)	(1.19)	(0.46)	(0.96)	(0.19)
Total distributions to shareholders	(2.90)	(1.33)	(0.82)	(1.35)	(0.51)
Net asset value, end of period	$34.96	$43.80	$38.89	$35.14	$34.64
Total return	(14.77)%	16.40%	13.26%	5.73%	9.94%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.01%	1.02%	1.03%	1.00%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.69%	0.63%	1.01%	1.17%	0.97%
Supplemental data
Portfolio turnover rate	13%	11%	19%	14%	9%
Net assets, end of period (000s omitted)	$259,704	$358,573	$281,988	$229,390	$216,611
The accompanying notes are an integral part of these financial statements.

Allspring Index Asset Allocation Fund  |  35

Financial highlights
(For a share outstanding throughout each period)
	Year ended September 30
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.79	$38.84	$35.09	$34.59	$31.96
Net investment income	0.33	0.33	0.42	0.44	0.39
Net realized and unrealized gains (losses) on investments	(6.20)	5.97	4.21	1.46	2.81
Total from investment operations	(5.87)	6.30	4.63	1.90	3.20
Distributions to shareholders from
Net investment income	(0.54)	(0.16)	(0.42)	(0.44)	(0.38)
Net realized gains	(2.47)	(1.19)	(0.46)	(0.96)	(0.19)
Total distributions to shareholders	(3.01)	(1.35)	(0.88)	(1.40)	(0.57)
Net asset value, end of period	$34.91	$43.79	$38.84	$35.09	$34.59
Total return	(14.64)%	16.57%	13.44%	5.89%	10.11%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.76%	0.77%	0.78%	0.75%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.74%
Net investment income	0.85%	0.79%	1.16%	1.32%	1.13%
Supplemental data
Portfolio turnover rate	13%	11%	19%	14%	9%
Net assets, end of period (000s omitted)	$150,936	$165,569	$139,896	$123,504	$110,566
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Index Asset Allocation Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Index Asset Allocation Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending

Allspring Index Asset Allocation Fund  |  37

Notes to financial statements
agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

38  |  Allspring Index Asset Allocation Fund

Notes to financial statements
As of September 30, 2022, the aggregate cost of all investments for federal income tax purposes was $896,211,517 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$494,997,915
Gross unrealized losses	(76,335,400)
Net unrealized gains	$418,662,515
As of September 30, 2022, the Fund had current year deferred post-October capital losses consisting of $4,258,328 in short-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Index Asset Allocation Fund  |  39

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 22,945	$0	$ 22,945
Common stocks
Communication services	63,661,254	0	0	63,661,254
Consumer discretionary	92,428,060	0	0	92,428,060
Consumer staples	54,270,384	0	0	54,270,384
Energy	36,260,972	0	0	36,260,972
Financials	86,810,668	0	0	86,810,668
Health care	119,145,502	0	0	119,145,502
Industrials	62,109,915	0	0	62,109,915
Information technology	208,202,409	0	0	208,202,409
Materials	19,808,283	0	0	19,808,283
Real estate	22,118,375	0	0	22,118,375
Utilities	24,748,631	0	0	24,748,631
Non-agency mortgage-backed securities	0	2,871	0	2,871
U.S. Treasury securities	495,538,838	0	0	495,538,838
Short-term investments
Investment companies	28,767,622	0	0	28,767,622
	1,313,870,913	25,816	0	1,313,896,729
Futures contracts	15,651,555	0	0	15,651,555
Total assets	$1,329,522,468	$25,816	$0	$1,329,548,284
Liabilities
Futures contracts	$ 14,674,252	$ 0	$0	$ 14,674,252
Total liabilities	$ 14,674,252	$ 0	$0	$ 14,674,252
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

40  |  Allspring Index Asset Allocation Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2022, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of September 30, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.08%
Class C	1.83
Administrator Class	0.90
Institutional Class	0.75

Allspring Index Asset Allocation Fund  |  41

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2022, Allspring Funds Distributor received $36,694 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$136,374,359	$64,301,285	$188,368,767	$129,581,436
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$146,284	$(146,284)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

42  |  Allspring Index Asset Allocation Fund

Notes to financial statements
7. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2022, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $262,279,340 in long futures contracts and $90,552,863 in short futures contracts during the year ended September 30, 2022.
The fair value of derivative instruments as of September 30, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 8,633,241*	Unrealized losses on futures contracts	$ 13,382,742*
Equity risk	Unrealized gains on futures contracts	7,018,314*	Unrealized losses on futures contracts	1,291,510*
		$15,651,555		$14,674,252

*	Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of September 30, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ (4,214,927)	$ (3,120,876)
Equity risk	(10,443,241)	10,493,337
	$(14,658,168)	$ 7,372,461
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year ended September 30
	2022	2021
Ordinary income	$26,531,537	$18,829,253
Long-term capital gain	80,845,426	30,980,319

Allspring Index Asset Allocation Fund  |  43

Notes to financial statements
As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$445,187	$38,381,663	$418,662,515	$(4,258,328)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

44  |  Allspring Index Asset Allocation Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Index Asset Allocation Fund (formerly, Wells Fargo Index Asset Allocation Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 22, 2022

Allspring Index Asset Allocation Fund  |  45

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 81% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $80,845,426 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $21,990,159 of income dividends paid during the fiscal year ended September 30, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2022, $5,519,085 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2022, $10,968,231 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2022, 21% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

46  |  Allspring Index Asset Allocation Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Index Asset Allocation Fund  |  47

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

48  |  Allspring Index Asset Allocation Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Index Asset Allocation Fund  |  49

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

50  |  Allspring Index Asset Allocation Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1022-00300 11-22
A227/AR227 09-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	September 30, 2022	September 30, 2021
Audit fees	$457,350	$440,820
Audit-related fees
Tax fees (1)	58,330	56,690
All other fees	—	—

	$515,680	$497,510

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President
Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President
Date: November 22, 2022

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer
Date: November 22, 2022